UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Semiannual Report

December 31, 2012

Allianz Domestic Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

AllianzGI Focused Growth Fund

AllianzGI Income & Growth Fund

AllianzGI Large-Cap Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI U.S. Managed Volatility Fund

On January 28th, 2013 a number of our U.S. mutual funds and certain investment strategies underwent name changes. For a complete list of new naming conventions please visit our website at www.allianzinvestors.com.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–27

Important Information 28–30

Benchmark Descriptions 31

Schedules of Investments 32–45

Statements of Assets and Liabilities 46–47

Statements of Operations 48–49

Statements of Changes in Net Assets 50–53

Financial Highlights 54–75

Notes to Financial Statements 76–93

Shareholder Meeting Results 94

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements 95–98

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholder:

The US economy gained strength during the fiscal six-month reporting period ended December 31, 2012. The housing market showed strength on a macro basis and unemployment fell slowly but steadily. US stocks climbed to their highest levels in five years.

The Six-Month Fiscal Period in Review

The six-month reporting period began with gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, growing at a 1.3% annual pace. GDP accelerated to 3.1% between July and September 2012.

The strengthening housing market was evident in the closely watched Standard & Poor’s/Case-Shiller home price index, which indicated home prices rising, on a macro basis, 4.3% year-over-year between October 2011 and October 2012. This sparked hope that the long real estate downturn that began in 2006 was finally over. Auto sales reached their highest levels since 2008, and the US unemployment rate fell from 8.2% to 7.8%. In the aggregate, these metrics reflected growing consumer confidence, as consumer spending comprises of approximately two-thirds of US economic activity.

These encouraging signs were well received by investors. The Standard & Poor’s 500, an index of large-company stocks and a bellwether for the US economy, closed on December 31, 2012 at 1,426, a 114% advance from it’s recession-low of 666 on March 9, 2009.

The recovering economy dampened enthusiasm for US Treasury bonds, perceived as a safe haven asset. The benchmark 10-year government bond began the six-month reporting period yielding 1.59% and ended yielding 1.78%. At one point during the reporting period, the 10-year bond yielded a historic low of 1.43%.

As the economy progressed, the Federal Reserve (the “Fed”) revealed that it would launch a third round of “quantitative easing.” This initiative entails purchasing $40 billion of mortgage securities each month for the foreseeable future. The Fed also indicated that it would continue its previously announced program to buy $45 billion of Treasury bonds each month. These measures were initiated to keep stimulating the economy, particularly the rebounding housing market. Fed Chairman Ben Bernanke mentioned that these measures would remain in place until the unemployment rate fell below 6.5%.

Outlook

The new fiscal year begins with clarity on federal tax rates for investors and financial markets. A Congressional agreement, worked out on New Year’s Eve and passed early on New Year’s Day, targets taxpayers earning more than $450,000 a year. At the same time, it protects more than 100 million households that earn less than $250,000 a year from income tax increases. However, uncertainty about other matters remains, namely proposed spending cuts that have been delayed until the Spring of 2013. The federal government has also reached its statutory debt ceiling of $16.4 trillion and the debate over whether, and how, to raise it is underway. A similar debt-ceiling debate in 2011 caused a brief, but extraordinary, period of market volatility.

2	Allianz Funds

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and your trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2012	3

AllianzGI Focused Growth Fund (formerly Allianz RCM Focused Growth Fund)

(Unaudited)

For the period of July 1, 2012 through December 31, 2012, as provided by Product Specialist, Lisa Lessard.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 5.54% outperforming the Russell 1000 Growth Index (the “benchmark index”) which returned 4.71%.

US large-cap stocks rose during the second half of 2012, helped by extraordinary monetary easing efforts by the world’s major central banks. Still, equities faced a host of headwinds during the period including decelerating economic growth globally and the continuation of the European debt crisis. The US also faced its share of economic and budgetary challenges including uncertainty surrounding election and budgetary outcomes.

Despite the challenging market environment, the Fund outperformed the benchmark index during the period. Strong stock selection across multiple sectors drove the Fund’s outperformance during the second half of 2012. Notably, selection within the Technology and Health Care sectors had the largest positive contribution to relative performance.

On the negative side of the ledger, stock selection within the Consumer Discretionary sector detracted from performance during the period.

There was evidence that the flood of negative headlines surrounding the election and fiscal cliff ultimately took a toll on consumers, negatively impacting some retail Fund holdings. While consumer confidence rose steadily throughout the year, confidence declined sharply at year end as tough fiscal policy decisions were left unresolved.

Outlook

The fiscal cliff deal reached on January 1, 2013 removes some uncertainty overhanging the market. The deal raises taxes on upper-income Americans to cut the budget deficit by an estimated $60 billion per year.

However, policy uncertainty is still prevalent as the deal delayed decisions on automatic spending cuts (known as sequestration) by two months. Tough decisions on governmental spending will need to be made at the same time the US will need to raise its debt ceiling.

Given the uncertainty surrounding debt reductions and the potential for divergent economic outcomes depending on how budget issues are resolved, the outlook for the coming year remains cloudy.

The fiscal budget is not the only area of wide divergences in potential outcomes. There is also a historically wide divergence between business and consumer confidence, with business confidence at low levels historically consistent with recession, while consumer confidence has been rising steadily buoyed by strong returns in equities and a rebound in home prices.

Relatedly, capital goods orders have been dropping precipitously toward recessionary levels while payroll trends have diverged and, while certainly not robust, have not yet dropped coincident with capital goods orders as they have historically. We do not believe any of these divergences are sustainable for much longer, and their resolution will largely determine the prospects for growth in GDP and earnings and the direction of equity markets in 2013.

The key question is how much of this decline in business confidence and capital goods orders is related to short-term concern surrounding the election and fiscal budget, and how much is related to a more persistent downturn in the business cycle in the US. At this point, we believe it has more to do with the former than the latter, but we will need to see an uptick in first quarter capital goods orders to alleviate recessionary concerns.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Focused Growth Fund Class A	5.54%	17.07%	1.99%	8.09%	10.36%
AllianzGI Focused Growth Fund Class A (adjusted)	–0.27%	10.63%	0.84%	7.48%	10.15%
AllianzGI Focused Growth Fund Class B	5.11%	16.16%	1.23%	7.53%	10.17%
AllianzGI Focused Growth Fund Class B (adjusted)	0.25%	11.16%	0.86%	7.53%	10.17%
AllianzGI Focused Growth Fund Class C	5.11%	16.16%	1.22%	7.28%	9.54%
AllianzGI Focused Growth Fund Class C (adjusted)	4.13%	15.16%	1.22%	7.28%	9.54%
AllianzGI Focused Growth Fund Class D	5.52%	17.07%	1.99%	8.09%	10.36%
AllianzGI Focused Growth Fund Class R	5.41%	16.79%	1.74%	7.80%	10.01%
AllianzGI Focused Growth Fund Class P	5.67%	17.35%	2.27%	8.39%	10.68%
AllianzGI Focused Growth Fund Institutional Class	5.71%	17.47%	2.37%	8.50%	10.79%
AllianzGI Focused Growth Fund Administrative Class	5.57%	17.17%	2.12%	8.23%	10.50%
Russell 1000 Growth Index	4.71%	15.26%	3.12%	7.52%	10.01%
Lipper Large-Cap Growth Funds Average	5.21%	15.27%	1.19%	6.68%	9.58%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

4	Allianz Funds

AllianzGI Focused Growth Fund (formerly Allianz RCM Focused Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2012)

Computers & Peripherals	8.5%
Internet Software & Services	8.1%
IT Services	6.4%
Pharmaceuticals	6.4%
Software	6.2%
Aerospace & Defense	5.8%
Semiconductors & Semiconductor Equipment	4.6%
Chemicals	4.5%
Other	48.3%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,055.40	$1,051.10	$1,051.10	$1,055.20	$1,054.10	$1,056.70	$1,057.10	$1,055.70
Expenses Paid During Period	$5.85	$9.72	$9.72	$5.85	$7.14	$4.56	$4.04	$5.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.51	$1,015.73	$1,015.73	$1,019.51	$1,018.25	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.75	$9.55	$9.55	$5.75	$7.02	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	5

AllianzGI Income & Growth Fund (formerly Allianz AGIC Income & Growth Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Michael Yee, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares, at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned 6.47%. For comparison purposes, the S&P 500 Index returned 5.95% and the overall US bond market, as measured by the Barclays U.S. Aggregate Index, gained 1.80%. The convertible universe rose 7.85%, as measured by the BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, rose 7.97%.

Market Environment

The convertible, high yield bond and equity markets moved higher over the period, despite ongoing global macro uncertainties and episodes of heightened volatility.

Macro factors led investor demand higher in the first half of the reporting period. The balance-sheet strength seen throughout the year remained in place. However, second quarter corporate profits were good but not stellar, and the economic statistics in the US and abroad were mixed. In spite of these variables, the actions and language of global monetary policy leadership, specifically in the US and Europe, were decidedly accommodative.

Over the final three months of the reporting period volatility returned to the markets. Initially, mixed third-quarter corporate earnings and cautious guidance pressured companies. Declines increased after President Obama’s re-election as investors shifted focus to the fiscal cliff. However, by mid-November, the markets had bottomed and began to rebound on speculation a budget deal would be reached before year-end.

Against this backdrop, high yield and convertible bonds benefited from credit-spread tightening.

The improving balance-sheet strength seen throughout the period was the primary driver of credit improvement. Interest costs paid by issuers have dropped consistently, facilitated by continued refinancing after a record amount of new issuance.

Sector level performance was decidedly positive. In general, the Consumer Discretionary, Financials, and Industrials were among the strongest performing sectors. Consumer Discretionary was led by strength in homebuilders, automotive manufacturers and car rental companies. In contrast, Technology and Consumer Staples issues were relative underperformers. Technology companies, with computer and peripherals, as well as software exposure down the most as PC demand weakness became more apparent.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the period in the high-teens and trended slightly lower before rising in November. Volatility flattened out during the final weeks of the period until spiking in late December as the focus of the fiscal cliff took center stage.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds helped cushion the Fund from downside volatility during equity market declines and provided upside participation when equities rallied. Additionally, the Fund benefited from its exposure to high yield bonds, providing downside buffering and stability.

In the convertibles sleeve, industry allocations that helped relative performance during the period were Technology, Materials, Media and

Industrials. Both a relative overweight and positive issuer-specific performance helped in Media and Industrials. Conversely, industry allocations that hurt relative performance during the period were Healthcare, Financials and Energy. Negative issuer-specific performance hurt relative performance in Healthcare.

In the high yield bond sleeve, industry allocations that helped relative performance during the period were Homebuilders/Real Estate, Metals/Mining and Healthcare. In contrast, industry allocations that hurt relative performance during the period were Telecommunications—Wireless, Banking and Technology. An underweight in one specific Wireless issuer had a negative impact and an underweight in the Banking industry was a drag on relative performance.

In the Fund’s equity sleeve, industry allocations that helped relative performance in the period were Technology, Healthcare and Consumer Discretionary. Despite the relative underweight versus the universe in Consumer Discretionary, stock specific holdings provided better upside. On the other hand, industry allocations that hurt relative performance in the period were Industrials and Telecommunication Services. Security selection in the Industrial space underperformed relative to the market.

The portfolio benefited from opportunistically over-writing on individual equity positions. Single stock implied volatilities for the front month continued to be low. Despite the challenging equity market, acceptable single stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strikes.

6	Allianz Funds

AllianzGI Income & Growth Fund (formerly Allianz AGIC Income & Growth Fund) (Cont.)

(Unaudited)

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	Since Inception†
AllianzGI Income & Growth Fund Class A	6.47%	12.27%	4.82%	5.71%
AllianzGI Income & Growth Fund Class A (adjusted)	0.61%	6.10%	3.64%	4.69%
AllianzGI Income & Growth Fund Class C	6.09%	11.41%	4.05%	4.92%
AllianzGI Income & Growth Fund Class C (adjusted)	5.09%	10.41%	4.05%	4.92%
AllianzGI Income & Growth Fund Class D	6.51%	12.30%	4.82%	5.71%
AllianzGI Income & Growth Fund Class R	6.39%	12.02%	4.59%	5.48%
AllianzGI Income & Growth Fund Class P	6.63%	12.54%	5.11%	6.00%
AllianzGI Income & Growth Fund Institutional Class	6.71%	12.63%	5.21%	6.10%
Barclays U.S. Aggregate Index	1.80%	4.22%	5.95%	6.02%
S&P 500 Index	5.95%	16.00%	1.66%	2.44%
Lipper Flexible Portfolio Funds Average	4.48%	8.76%	2.18%	3.15%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

Cumulative Returns Through December 31, 2012

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Oil & Gas	6.2%
Telecommunications	5.9%
Diversified Financial Services	5.0%
Commercial Services	4.7%
Software	3.9%
Pharmaceuticals	3.1%
Aerospace & Defense	3.0%
Media	2.8%
Other	63.4%
Cash & Equivalents — Net (including Options Written)	2.0%

Moody’s Ratings*

(as a % of Bonds)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Semiannual Report	December 31, 2012	7

AllianzGI Income & Growth Fund (formerly Allianz AGIC Income & Growth Fund) (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,064.70	$1,060.90	$1,065.10	$1,063.90	$1,066.30	$1,067.10
Expenses Paid During Period	$6.82	$10.70	$6.82	$8.12	$5.52	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,018.60	$1,014.82	$1,018.60	$1,017.34	$1,019.86	$1,020.37
Expenses Paid During Period	$6.67	$10.46	$6.67	$7.93	$5.40	$4.89

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.56% for Class R, 1.06% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

8	Allianz Funds

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Semiannual Report	December 31, 2012	9

AllianzGI Large-Cap Growth Fund (formerly Allianz RCM Large-Cap Growth Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Raphael Edelman, Senior Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Large-Cap Growth Fund (the “Fund”) returned 2.80% underperforming the Russell 1000 Growth Index (the “benchmark index”) which returned 4.71%.

US large cap stocks rose during the second half of 2012, helped by extraordinary monetary easing efforts by the world’s major central banks. Still, equities faced a host of headwinds during the period including decelerating economic growth globally and the continuation of the European debt crisis. The US also faced its share of economic and budgetary challenges including uncertainty surrounding election and budgetary outcomes. This market environment proved to be a challenging backdrop for the Fund.

Stock selection drove the Fund’s performance shortfall during the second half of 2012. Specifically, selection within the Consumer Discretionary and Health Care sectors detracted the most from relative returns.

There was evidence that the flood of negative headlines surrounding the election and fiscal cliff ultimately took a toll on consumers, negatively impacting some retail Fund holdings. While consumer confidence rose steadily throughout the year, confidence declined sharply at year end as tough fiscal policy decisions were left unresolved. Underweighting the Biotechnology industry also detracted.

On the positive side of the ledger, stock selection was strong in the Technology and Industrial sectors. Mobile ads accounted for 14% of revenues, a significant jump from the second quarter.

Outlook

The fiscal cliff deal reached on January 1, 2013 removes some uncertainty overhanging the market. The deal raises taxes on upper-income Americans to cut the budget deficit by an estimated $60 billion per year.

However, policy uncertainty is still prevalent as the deal delayed decisions on automatic spending cuts (known as sequestration) by two months. Tough decisions on governmental spending will need to be made at the same time the US will need to raise its debt ceiling.

Given the uncertainty surrounding debt reductions and the potential for divergent economic outcomes depending on how budget issues are resolved, the outlook for the coming year remains cloudy.

The fiscal budget is not the only area of wide divergences in potential outcomes. There is also a historically wide divergence between business and consumer confidence, with business confidence at low levels historically consistent with recession, while consumer confidence has been rising steadily buoyed by strong returns in equities and a rebound in home prices.

Relatedly, capital goods orders have been dropping precipitously toward recessionary levels while payroll trends have diverged and, while certainly not robust, have not yet dropped coincident with capital goods orders as they have historically. We do not believe any of these divergences are sustainable for much longer, and their resolution will largely determine the prospects for growth in GDP and earnings as well as the direction of equity markets in 2013.

The key question is how much of this decline in business confidence and capital goods orders is related to short-term concern surrounding the election and fiscal budget, and how much is related to a more persistent downturn in the business cycle in the US. At this point, we believe it has more to do with the former than the latter, but we will need to see an uptick in first quarter capital goods orders to alleviate recessionary concerns.

Average Annual Total Return for the period ended December 31, 2012

	6 month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Large-Cap Growth Fund Class A	2.80%	10.42%	–0.09%	5.24%	5.79%
AllianzGI Large-Cap Growth Fund Class A (adjusted)	–2.86%	4.35%	–1.22%	4.65%	5.42%
AllianzGI Large-Cap Growth Fund Class B	2.40%	9.54%	–0.85%	4.61%	5.40%
AllianzGI Large-Cap Growth Fund Class B (adjusted)	–2.22%	4.60%	–1.20%	4.61%	5.40%
AllianzGI Large-Cap Growth Fund Class C	2.38%	9.50%	–0.85%	4.45%	5.01%
AllianzGI Large-Cap Growth Fund Class C (adjusted)	1.46%	8.52%	–0.85%	4.45%	5.01%
AllianzGI Large-Cap Growth Fund Class D	2.78%	10.32%	–0.11%	5.24%	5.87%
AllianzGI Large-Cap Growth Fund Class R	2.69%	10.10%	–0.35%	4.97%	5.52%
AllianzGI Large-Cap Growth Fund Class P	2.94%	10.68%	0.17%	5.55%	6.13%
AllianzGI Large-Cap Growth Fund Institutional Class	2.97%	10.77%	0.26%	5.65%	6.23%
AllianzGI Large-Cap Growth Fund Administrative Class	2.81%	10.45%	0.01%	5.40%	5.98%
Russell 1000 Growth Index	4.71%	15.26%	3.12%	7.52%	5.10%
Lipper Large-Cap Growth Funds Average	5.21%	15.27%	1.19%	6.68%	5.25%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

10	Allianz Funds

AllianzGI Large-Cap Growth Fund (formerly Allianz RCM Large-Cap Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Computers & Peripherals	8.0%
Software	6.7%
Internet Software & Services	6.6%
Aerospace & Defense	5.0%
Semiconductors & Semiconductor Equipment	5.0%
IT Services	5.0%
Pharmaceuticals	4.4%
Health Care Equipment & Supplies	3.6%
Other	54.2%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,028.00	$1,024.00	$1,023.80	$1,027.80	$1,026.90	$1,029.40	$1,029.70	$1,028.10
Expenses Paid During Period	$5.57	$9.39	$9.39	$5.57	$6.85	$4.30	$3.79	$5.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.71	$1,015.93	$1,015.93	$1,019.71	$1,018.45	$1,020.97	$1,021.48	$1,020.21
Expenses Paid During Period	$5.55	$9.35	$9.35	$5.55	$6.82	$4.28	$3.77	$5.04

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 1.09% for Class D, 1.34% for Class R, 0.84% for Class P, 0.74% for Institutional Class and 0.99% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	11

AllianzGI Mid-Cap Fund (formerly Allianz RCM Mid-Cap Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Louise Laufersweiler, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned 4.84% underperforming the Russell Midcap Growth Index (the “benchmark index”) which returned 7.13%.

The Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

While sector allocation was modestly positive over the period, adverse stock selection weighed on active performance. Stock selection in Consumer Discretionary, Healthcare and Technology companies were the primary drivers of underperformance relative to the benchmark index.

Portfolio holdings tied to an improving housing market were top contributors over the period. Lumber futures have soared in the past year because of an improving US construction outlook and predictions of increased demand in Asia.

In addition to the election, the retailer cited high gas prices and long-term unemployment for the sluggish sales. While increased payroll taxes will likely negatively impact lower income consumers, this may be offset by increased demand from higher income consumers looking for value.

Outlook

We continue to focus on stock selection, investing in high quality mid-cap companies with superior growth prospects that we believe are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

Looking forward, we are hopeful that we may be entering a period where the market will once again reward stocks based on fundamental factors, providing a better environment for active managers. We believe that US mid-cap stocks could continue to do well in the coming years as fiscal issues overhanging the market are resolved. However, policy uncertainty is still prevalent with the issues of automatic spending cuts (known as sequestration) and the debt ceiling still needing to be resolved in early 2013.

The portfolio continues to be exposed to the US housing recovery and a broader global economic recovery, including re-accelerating growth in China. We also favor Healthcare stocks poised to benefit from the 2010 Affordable Care Act, including the hospitals which should benefit from broader coverage. We continue to look for opportunities to shift from domestically focused companies to ones levered to a reacceleration in growth in developing economies. And we remained interested in firms with strong cash flow generation which can be used in returning cash to shareholders, either through stock buybacks or increasing dividends.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Mid-Cap Fund Class A	4.84%	7.89%	1.67%	7.73%	12.63%
AllianzGI Mid-Cap Fund Class A (adjusted)	–0.93%	1.95%	0.52%	7.12%	12.43%
AllianzGI Mid-Cap Fund Class B	4.43%	6.87%	0.86%	7.17%	12.44%
AllianzGI Mid-Cap Fund Class B (adjusted)	–0.34%	1.98%	0.50%	7.17%	12.44%
AllianzGI Mid-Cap Fund Class C	4.44%	6.89%	0.93%	6.95%	11.86%
AllianzGI Mid-Cap Fund Class C (adjusted)	3.49%	5.92%	0.93%	6.95%	11.86%
AllianzGI Mid-Cap Fund Class D	4.75%	8.13%	1.71%	7.87%	12.87%
AllianzGI Mid-Cap Fund Class R	4.47%	7.50%	1.47%	7.53%	12.45%
AllianzGI Mid-Cap Fund Class P	5.19%	8.39%	1.99%	8.13%	13.10%
AllianzGI Mid-Cap Fund Institutional Class	5.19%	8.41%	2.08%	8.23%	13.21%
AllianzGI Mid-Cap Fund Administrative Class	5.03%	7.98%	1.79%	7.93%	12.91%
Russell Midcap Index	8.62%	17.28%	3.57%	10.65%	12.98%
Russell Midcap Growth Index	7.13%	15.81%	3.23%	10.32%	11.94%
Lipper Mid-Cap Growth Funds Average	5.36%	13.56%	1.67%	8.83%	10.84%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

12	Allianz Funds

AllianzGI Mid-Cap Fund (formerly Allianz RCM Mid-Cap Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2012)

Media	6.8%
Electrical Equipment	6.0%
Semiconductors & Semiconductor Equipment	5.4%
Health Care Equipment & Supplies	5.3%
Specialty Retail	4.8%
Chemicals	4.7%
Software	4.6%
Food Products	4.2%
Other	57.6%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,048.40	$1,044.30	$1,044.40	$1,047.50	$1,044.70	$1,051.90	$1,051.90	$1,050.30
Expenses Paid During Period	$5.83	$9.69	$9.69	$5.83	$7.11	$4.55	$4.03	$5.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.51	$1,015.73	$1,015.73	$1,019.51	$1,018.25	$1,020.77	$1,021.27	$1,020.01
Expenses Paid During Period	$5.75	$9.55	$9.55	$5.75	$7.02	$4.48	$3.97	$5.24

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	13

AllianzGI NFJ All-Cap Value Fund (formerly Allianz NFJ All-Cap Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 4.36%, underperforming the Russell 3000 Value Index (the “benchmark index”) which returned 8.20% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (ECB), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Utilities) lagged the strongest sector (Consumer Discretionary) by over 18 percentage points. All sectors generated a positive return for the period, with the exception of Utilities. The Utilities, Telecommunication Services, and Information Technology sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Materials sectors generated the strongest results.

Stock selection drove the Fund’s relative underperformance

The Fund’s relative underperformance versus the benchmark index was primarily due to stock selection, with sector allocation detracting to a lesser extent.

In terms of stock selection, the Fund’s holdings in the Materials, Consumer Staples, and Utilities sectors were the largest positive contributors to relative performance during the reporting period. This was more than offset by the Fund’s holdings in the Information Technology, Financials, and Consumer Discretionary sectors.

From a sector allocation perspective, an underweight in the Utilities sector, combined with an overweight in the Materials sector, contributed to the Fund’s relative returns during the reporting period. Being underweight the Consumer Discretionary and Financials sectors, and overweight the Information Technologies sector detracted the most from relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Information Technology, and Health Care sectors, whereas the largest relative underweights were in the Financials, Consumer Discretionary, and Industrials sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	4.36%	8.99%	–0.40%	6.31%	7.26%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	–1.38%	3.00%	–1.52%	5.71%	6.68%
AllianzGI NFJ All-Cap Value Fund Class B	4.01%	8.22%	–1.13%	5.66%	6.64%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	–0.99%	3.22%	–1.49%	5.66%	6.64%
AllianzGI NFJ All-Cap Value Fund Class C	3.87%	8.04%	–1.17%	5.49%	6.43%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	2.87%	7.04%	–1.17%	5.49%	6.43%
AllianzGI NFJ All-Cap Value Fund Class D	4.33%	9.00%	–0.38%	6.31%	7.25%
AllianzGI NFJ All-Cap Value Fund Class P	4.49%	9.23%	–0.11%	6.62%	7.57%
AllianzGI NFJ All-Cap Value Fund Institutional Class	4.44%	9.27%	–0.04%	6.71%	7.67%
AllianzGI NFJ All-Cap Value Fund Administrative Class	4.38%	9.05%	–0.26%	6.45%	7.41%
Russell 3000 Value Index	8.20%	17.55%	0.83%	7.54%	7.58%
Lipper Multi-Cap Value Funds Average	8.30%	15.48%	1.00%	7.19%	6.59%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

14	Allianz Funds

AllianzGI NFJ All-Cap Value Fund (formerly Allianz NFJ All-Cap Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Oil, Gas & Consumable Fuels	12.8%
Commercial Banks	10.1%
Pharmaceuticals	7.6%
Metals & Mining	5.0%
Real Estate Investment Trust	4.9%
Insurance	3.8%
Software	3.8%
Health Care Equipment & Supplies	3.7%
Other	48.5%
Cash & Equivalents — Net	–0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,043.60	$1,040.10	$1,038.70	$1,043.30	$1,044.90	$1,044.40	$1,043.80
Expenses Paid During Period	$6.75	$10.59	$10.59	$6.75	$5.46	$4.95	$6.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,018.60	$1,014.82	$1,014.82	$1,018.60	$1,019.86	$1,020.37	$1,019.11
Expenses Paid During Period	$6.67	$10.46	$10.46	$6.67	$5.40	$4.89	$6.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	15

AllianzGI NFJ Dividend Value Fund (formerly Allianz NFJ Dividend Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by R. Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 7.70%, underperforming the Russell 1000 Value Index (the “benchmark index”) which returned 8.13%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (ECB), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Utilities) lagged the strongest sector (Consumer Discretionary) by over 19 percentage points. All sectors generated a positive return for the period, with the exception of Utilities. The Utilities, Telecommunication Services, and Information Technology sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Materials sectors generated the strongest results.

Stock selection and sector allocation added value

The Fund’s relative underperformance versus the benchmark index was due to a small cash allocation, which was a slight drag in an upward- rising equity market. Both stock selection and sector allocation contributed positively.

In terms of stock selection, the Fund’s holdings in the Energy, Consumer Discretionary, and Utilities sectors were the largest contributors to relative performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Information Technology, Consumer Staples, and Industrials sectors.

From a sector allocation perspective, underweights in the Utilities and Telecommunication Services sectors, combined with an overweight in the Materials sector, contributed to the Fund’s relative returns during the reporting period. Being underweight the Financials sector and overweight the Information Technologies sector detracted the most from relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Information Technology, and Energy sectors, whereas the largest relative underweights were in the Financials, Utilities, and Industrials sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	7.70%	13.93%	–0.90%	7.20%	6.91%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	1.77%	7.66%	–2.01%	6.59%	6.44%
AllianzGI NFJ Dividend Value Fund Class B	7.25%	13.01%	–1.65%	6.63%	6.47%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	2.25%	8.01%	–1.99%	6.63%	6.47%
AllianzGI NFJ Dividend Value Fund Class C	7.23%	13.08%	–1.63%	6.39%	6.12%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	6.23%	12.08%	–1.63%	6.39%	6.12%
AllianzGI NFJ Dividend Value Fund Class D	7.71%	13.80%	–0.91%	7.20%	6.91%
AllianzGI NFJ Dividend Value Fund Class R	7.53%	13.64%	–1.13%	6.94%	6.65%
AllianzGI NFJ Dividend Value Fund Class P	7.75%	14.17%	–0.64%	7.52%	7.25%
AllianzGI NFJ Dividend Value Fund Institutional Class	7.81%	14.31%	–0.54%	7.63%	7.36%
AllianzGI NFJ Dividend Value Fund Administrative Class	7.70%	14.01%	–0.78%	7.35%	7.09%
Russell 1000 Value Index	8.13%	17.51%	0.59%	7.38%	4.59%
Lipper Equity Income Funds Average	5.58%	12.45%	1.81%	7.46%	4.78%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

16	Allianz Funds

AllianzGI NFJ Dividend Value Fund (formerly Allianz NFJ Dividend Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Oil, Gas & Consumable Fuels	16.0%
Pharmaceuticals	9.6%
Commercial Banks	8.3%
Insurance	5.8%
Metals & Mining	4.6%
Paper & Forest Products	4.1%
Semiconductors & Semiconductor Equipment	4.1%
Aerospace & Defense	3.9%
Other	42.5%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,077.00	$1,072.50	$1,072.30	$1,077.10	$1,075.30	$1,077.50	$1,078.10	$1,077.00
Expenses Paid During Period	$5.55	$9.46	$9.45	$5.55	$6.85	$4.24	$3.72	$5.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.86	$1,016.08	$1,016.08	$1,019.86	$1,018.60	$1,021.12	$1,021.63	$1,020.37
Expenses Paid During Period	$5.40	$9.20	$9.20	$5.40	$6.67	$4.13	$3.62	$4.89

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.06% for Class A, 1.81% for Class B, 1.81% for Class C, 1.06% for Class D, 1.31% for Class R, 0.81% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	17

AllianzGI NFJ Large-Cap Value Fund (formerly Allianz NFJ Large-Cap Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 6.32%, underperforming the Russell Top 200 Value Index (the “benchmark index”) which returned 7.32%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (ECB), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Utilities) lagged the strongest sector (Consumer Discretionary) by over 23 percentage points. Eight of the ten sectors generated a positive return for the period, with only Utilities and Telecommunication Services declining. The Utilities, Telecommunication Services, and Information Technology sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Financials, and Consumer Staples sectors generated the strongest results.

Sector allocation drove the Fund’s underperformance

The Fund’s relative underperformance versus the benchmark index was attributable to sector allocation. Stock selection contributed positively, but was not enough to offset the negative effects of sector positions.

In terms of stock selection, the Fund’s holdings in the Energy, Materials, and Health Care sectors were the largest contributors to relative performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Financials, Information Technology, and Consumer Discretionary sectors.

From a sector allocation perspective, underweights in the Utilities and Telecommunication Services sectors contributed to the Fund’s relative returns during the reporting period. Being overweight the Information Technologies sector, and underweight the Financials and Consumer Discretionary sectors detracted the most from relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Materials, and Consumer Staples sectors, whereas the largest relative underweights were in the Energy, Financials, and Utilities sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	6.32%	13.66%	–2.36%	5.90%	5.64%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	0.48%	7.41%	–3.46%	5.30%	5.16%
AllianzGI NFJ Large-Cap Value Fund Class B	5.94%	12.83%	–3.09%	5.27%	5.14%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	0.94%	7.83%	–3.46%	5.27%	5.14%
AllianzGI NFJ Large-Cap Value Fund Class C	5.98%	12.90%	–3.08%	5.12%	4.86%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	4.98%	11.90%	–3.08%	5.12%	4.86%
AllianzGI NFJ Large-Cap Value Fund Class D	6.35%	13.67%	–2.35%	5.91%	5.64%
AllianzGI NFJ Large-Cap Value Fund Class R	6.20%	13.43%	–2.60%	5.67%	5.42%
AllianzGI NFJ Large-Cap Value Fund Class P	6.48%	14.01%	–2.06%	6.24%	5.99%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	6.52%	14.15%	–1.98%	6.34%	6.09%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	6.37%	13.79%	–2.24%	6.06%	5.82%
Russell Top 200 Value Index	7.32%	17.01%	–0.65%	6.01%	2.75%
Lipper Large-Cap Value Funds Average	7.54%	15.31%	–0.05%	6.43%	4.07%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

18	Allianz Funds

AllianzGI NFJ Large-Cap Value Fund (formerly Allianz NFJ Large-Cap Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors ( as of December 31, 2012)

Oil, Gas & Consumable Fuels	15.3%
Pharmaceuticals	10.0%
Commercial Banks	7.0%
Insurance	6.0%
Food & Staples Retailing	4.0%
Media	3.2%
Health Care Equipment & Supplies	3.0%
Diversified Financial Services	3.0%
Other	47.9%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,063.20	$1,059.40	$1,059.80	$1,063.50	$1,062.00	$1,064.80	$1,065.20	$1,063.70
Expenses Paid During Period	$5.77	$9.65	$9.66	$5.77	$7.07	$4.48	$3.96	$5.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class B, 1.86 % for Class C, 1.11% for Class D, 1.36 % for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	19

AllianzGI NFJ Mid-Cap Value Fund (formerly Allianz NFJ Mid-Cap Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Paul Magnuson, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 9.94% slightly lagging the Russell Mid-Cap Value Index (the “benchmark index”), which returned 9.95% during the reporting period.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (ECB), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Utilities) lagged the strongest sector (Telecommunication Services) by over 36 percentage points. Each of the ten sectors generated a positive return for the period. The Utilities, Information Technology, and Financials sectors were the worst performing sectors. In contrast, the Telecommunication Services, Industrials, and Consumer Discretionary sectors generated the strongest results.

Sector allocation contributed positively; stock selection lagged

The Fund’s sector allocation contributed positively to relative returns versus the benchmark index. Stock selection hurt, albeit to a lesser extent. A small cash position also dragged on relative returns in the upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the Energy, Materials, and Financials sectors were the largest contributors to relative performance during the reporting period. This was more than offset by the Fund’s holdings in the Consumer Discretionary, Consumer Staples, and Industrials sectors.

From a sector allocation perspective, underweights in the Utilities and Financials sectors, combined with an overweight in the Materials sector, contributed to the Fund’s relative returns during the reporting period. Being underweight the Telecommunication Services and Energy sectors, and overweight the Industrials sector detracted the most from relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Consumer Staples, and Health Care sectors, whereas the largest relative underweights were in the Financials, Utilities, and Information Technology sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	9.94%	15.35%	1.91%	8.65%	10.91%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	3.90%	9.01%	0.76%	8.04%	10.66%
AllianzGI NFJ Mid-Cap Value Fund Class B	9.51%	14.37%	1.13%	8.08%	10.68%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	4.51%	9.37%	0.75%	8.08%	10.68%
AllianzGI NFJ Mid-Cap Value Fund Class C	9.53%	14.46%	1.14%	7.84%	10.08%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	8.53%	13.46%	1.14%	7.84%	10.08%
AllianzGI NFJ Mid-Cap Value Fund Class D	9.94%	15.30%	1.90%	8.65%	10.92%
AllianzGI NFJ Mid-Cap Value Fund Class R	9.75%	14.98%	1.64%	8.35%	10.55%
AllianzGI NFJ Mid-Cap Value Fund Class P	10.04%	15.59%	2.19%	8.95%	11.20%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	10.12%	15.71%	2.28%	9.06%	11.31%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	9.99%	15.46%	2.02%	8.77%	11.06%
Russell Midcap Value Index	9.95%	18.51%	3.79%	10.63%	11.54%
Lipper Multi-Cap Core Funds Average	7.37%	15.09%	0.98%	7.42%	9.01%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

20	Allianz Funds

AllianzGI NFJ Mid-Cap Value Fund (formerly Allianz NFJ Mid-Cap Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors ( as of December 31, 2012)

Commercial Banks	7.7%
Insurance	7.2%
Oil, Gas & Consumable Fuels	6.1%
Health Care Providers & Services	5.1%
Chemicals	4.7%
Metals & Mining	4.6%
Food Products	4.1%
Capital Markets	3.4%
Other	53.8%
Cash & Equivalents — Net	3.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,099.40	$1,095.10	$1,095.30	$1,099.40	$1,097.50	$1,100.40	$1,101.20	$1,099.90
Expenses Paid During Period	$6.72	$10.67	$10.67	$6.72	$8.04	$5.40	$4.87	$6.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,018.80	$1,015.02	$1,015.02	$1,018.80	$1,017.54	$1,020.06	$1,020.57	$1,019.31
Expenses Paid During Period	$6.46	$10.26	$10.26	$6.46	$7.73	$5.19	$4.69	$5.96

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 1.27% for Class D, 1.52% for Class R, 1.02% for Class P, 0.92% for Institutional Class and 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	21

AllianzGI NFJ Small-Cap Value Fund (formerly Allianz NFJ Small-Cap Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Paul Magnuson, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 8.62%, underperforming the Russell 2000 Value Index (the “benchmark index”) which returned 9.07%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (“ECB”), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on Congress, which passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. Developments out of Washington seemed to drive much of the equity market performance throughout the fourth quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Health Care) lagged the strongest sector (Materials) by over 21 percentage points. Each of the ten sectors generated a positive return for the period. The Health Care, Consumer Staples, and Utilities sectors were the worst performing sectors. In contrast, the Materials, Consumer Discretionary, and Industrials sectors generated the strongest results.

Sector allocation contributed positively; stock selection lagged

The Fund’s sector allocation contributed positively to relative returns versus the benchmark index. Stock selection hurt, albeit to a lesser extent. A small cash position also dragged on relative returns in the upward-rising equity market.

In terms of stock selection, the Fund’s holdings in the Energy, Health Care, and Consumer Staples sectors were the largest contributors to relative performance during the reporting period. This was more than offset by the Fund’s holdings in the Materials, Financials, and Information Technology sectors.

From a sector allocation perspective, an overweight in the Materials sector, combined with an underweight in the Information Technology sector, contributed to the Fund’s relative returns during the reporting period. Being overweight the Consumer Staples and Health Care sectors detracted the most from relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Energy, and Industrials sectors, whereas the largest relative underweights were in the Financials, Information Technology, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	8.62%	10.33%	5.10%	11.05%	11.62%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	2.64%	4.26%	3.92%	10.43%	11.33%
AllianzGI NFJ Small-Cap Value Fund Class B	8.21%	9.53%	4.31%	10.47%	11.35%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	3.21%	4.53%	3.98%	10.47%	11.35%
AllianzGI NFJ Small-Cap Value Fund Class C	8.25%	9.55%	4.32%	10.23%	10.80%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	7.25%	8.55%	4.32%	10.23%	10.80%
AllianzGI NFJ Small-Cap Value Fund Class D	8.65%	10.36%	5.10%	11.06%	11.63%
AllianzGI NFJ Small-Cap Value Fund Class R	8.48%	10.07%	4.84%	10.76%	11.29%
AllianzGI NFJ Small-Cap Value Fund Class P	8.76%	10.63%	5.38%	11.37%	11.96%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	8.85%	10.79%	5.52%	11.50%	12.08%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	8.73%	10.53%	5.26%	11.13%	11.74%
Russell 2000 Value Index	9.07%	18.05%	3.55%	9.50%	11.04%
Lipper Small-Cap Value Funds Average	9.02%	16.27%	4.26%	9.88%	10.84%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.22% for Class D shares, 1.47% for Class R shares, 0.97% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class B shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.94% for Class P shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative Return

22	Allianz Funds

AllianzGI NFJ Small-Cap Value Fund (formerly Allianz NFJ Small-Cap Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors ( as of December 31, 2012)

Oil, Gas & Consumable Fuels	10.0%
Commercial Banks	7.4%
Machinery	7.2%
Chemicals	6.8%
Real Estate Investment Trust	4.4%
Aerospace & Defense	4.2%
Metals & Mining	4.0%
Health Care Equipment & Supplies	3.9%
Other	48.3%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,086.20	$1,082.10	$1,082.50	$1,086.50	$1,084.80	$1,087.60	$1,088.50	$1,087.30
Expenses Paid During Period	$6.26	$10.18	$10.18	$6.26	$7.57	$4.95	$4.16	$5.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.21	$1,015.43	$1,015.43	$1,019.21	$1,017.95	$1,020.47	$1,021.22	$1,019.96
Expenses Paid During Period	$6.06	$9.86	$9.86	$6.06	$7.32	$4.79	$4.02	$5.30

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.19% for Class A, 1.94% for Class B, 1.94% for Class C, 1.19% for Class D, 1.44% for Class R, 0.94% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	23

AllianzGI Opportunity Fund (formerly Allianz AGIC Opportunity Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Michael Corelli, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Opportunity Fund (the “Fund”) returned 0.74% underperforming the Russell 2000 Growth Index (the “benchmark index”) which returned 5.31%.

Equity market performance during the period was driven by exogenous macro events. The second quarter of 2012 ended with a global equity selloff driven by investor concerns over the European sovereign debt crisis, a slowdown in China and lackluster employment data in the United States. The third quarter was characterized by the Fed’s announcement of its QE3 program and a rebound in small-cap growth equities. The year ended with equities advancing slightly in the fourth quarter and investors focusing on the looming US fiscal cliff.

Stock selection was the main driver of the Fund’s underperformance relative to the benchmark index, whereas sector allocation contributed to relative performance. Stock selection in the Energy sector was the largest detractor from relative performance. The sector’s underperformance was driven by macro uncertainty and an unseasonably warm winter weather pattern. Stock selection in the Health Care sector detracted from relative performance by a lesser extent. The Fund benefited from an underweight position in the Health Care sector as concerns regarding the impact of health care reform weighed on the sector.

As of December 31, 2012, the Fund’s largest sector overweight positions relative to the benchmark index were in the Energy, Information Technology and Materials sectors. The Fund’s largest sector underweight positions were in Health Care, Consumer Staples and Financials.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Opportunity Fund Class A	0.74%	5.27%	–1.10%	8.65%	10.99%
AllianzGI Opportunity Fund Class A (adjusted)	–4.80%	–0.52%	–2.21%	8.04%	10.77%
AllianzGI Opportunity Fund Class B	0.34%	4.50%	–1.83%	8.09%	10.79%
AllianzGI Opportunity Fund Class B (adjusted)	–4.47%	–0.50%	–2.19%	8.09%	10.79%
AllianzGI Opportunity Fund Class C	0.34%	4.50%	–1.84%	7.84%	10.17%
AllianzGI Opportunity Fund Class C (adjusted)	–0.63%	3.50%	–1.84%	7.84%	10.17%
AllianzGI Opportunity Fund Class D	0.76%	5.30%	–1.08%	8.67%	11.02%
AllianzGI Opportunity Fund Class R	0.67%	5.11%	–1.32%	8.43%	10.73%
AllianzGI Opportunity Fund Class P	0.87%	5.60%	–0.83%	8.97%	11.28%
AllianzGI Opportunity Fund Institutional Class	0.91%	5.64%	–0.73%	9.08%	11.39%
AllianzGI Opportunity Fund Administrative Class	0.79%	5.40%	–0.97%	8.81%	11.14%
Russell 2000 Growth Index	5.31%	14.59%	3.49%	9.80%	7.17%
Lipper Small-Cap Growth Funds Average	4.66%	13.09%	2.49%	8.97%	9.76%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

24	Allianz Funds

AllianzGI Opportunity Fund (formerly Allianz AGIC Opportunity Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2012)

Oil, Gas & Consumable Fuels	11.1%
Metals & Mining	6.4%
Software	5.4%
Internet Software & Services	5.1%
Biotechnology	5.0%
Health Care Equipment & Supplies	4.6%
Semiconductors & Semiconductor Equipment	4.6%
Machinery	4.5%
Other	53.2%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,007.40	$1,003.40	$1,003.40	$1,007.60	$1,006.70	$1,008.70	$1,009.10	$1,007.90
Expenses Paid During Period	$6.58	$10.35	$10.35	$6.58	$7.84	$5.32	$4.81	$6.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,018.65	$1,014.87	$1,014.87	$1,018.65	$1,017.39	$1,019.91	$1,020.42	$1,019.16
Expenses Paid During Period	$6.61	$10.41	$10.41	$6.61	$7.88	$5.35	$4.84	$6.11

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.30% for Class D, 1.55% for Class R, 1.05% for Class P, 0.95% for Institutional Class and 1.20% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	25

AllianzGI U.S. Managed Volatility Fund (formerly Allianz AGIC U.S. Managed Volatility Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned -0.82%, underperforming the Russell 1000 Index (the “benchmark index”) which returned 6.44%.

Market Environment

In the United States, investors were focused on political developments, including the Presidential election and whether the US Congress during the quarter and whether it could stave off expiring tax cuts and automatic spending cuts which have been referred to as the “fiscal cliff.” Markets eventually rewarded clarity surrounding the Obama victory, and the fiscal cliff was ultimately avoided by a 2013 New Year’s Day resolution by US lawmakers that contained a combination of higher taxes for the top earners and delayed automatic spending cuts. Meanwhile, consumer spending continued at a tepid pace with holiday retail sales slightly weaker than expected. A modest rebound in housing prices over recent months has been favorable for economic prospects, yet GDP growth continues to be uninspiring with the Fed lowering GDP forecasts through 2015.

Benchmark index returns were mostly positive, with nine out of ten benchmark sectors advancing. Consumer Discretionary and Financials stocks were market leaders with double-digit returns. Meanwhile, Information Technology and Telecommunication Services sectors produced modestly higher returns, while Utilities posted negative results for the period.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance results driven by stock selection and sector allocation

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over the long-term. As such, the strategy isn’t necessarily designed to track the benchmark index over shorter periods of time, rather to provide investors with a more consistent, lower risk Fund that is anticipated to outperform over time. Keep in mind during strong market performance the Fund may underperform.

The Fund’s underperformance relative to the benchmark index was primarily due to allocation and stock selection at the sector level. In particular, the Fund’s selections with Consumer Discretionary and Financials sectors offset positive relative results versus the benchmark index. A relative overweight allocation to the Utilities sector also lowered the Fund’s results. Meanwhile, a relative underweight and positive stock selection within the Information Technology sector added to performance. Overall, higher volatility stocks were rewarded during the reporting period given the improved economic outlook, which provided headwinds to our strategy which focuses on lower volatility securities with offsetting levels of risk.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	–0.82%	6.96%	–1.30%	5.69%	5.54%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	–6.27%	1.07%	–2.42%	5.09%	4.97%
AllianzGI U.S. Managed Volatility Fund Class B	–1.23%	6.22%	–2.05%	5.05%	4.92%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	–5.53%	1.60%	–2.36%	5.05%	4.92%
AllianzGI U.S. Managed Volatility Fund Class C	–1.26%	6.18%	–2.03%	4.89%	4.74%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	–2.12%	5.26%	–2.03%	4.89%	4.74%
AllianzGI U.S. Managed Volatility Fund Class D	–0.90%	6.97%	–1.32%	5.67%	5.52%
AllianzGI U.S. Managed Volatility Fund Class P	–0.75%	7.23%	–1.05%	5.99%	5.84%
AllianzGI U.S. Managed Volatility Fund Institutional Class	–0.71%	7.32%	–0.94%	6.10%	5.95%
AllianzGI U.S. Managed Volatility Fund Administrative Class	–0.84%	7.09%	–1.19%	5.83%	5.69%
Russell 1000 Index	6.44%	16.42%	1.92%	7.52%	7.62%
Russell 1000 Growth Index	4.71%	15.26%	3.12%	7.52%	7.64%
Lipper Large-Cap Core Funds Average	6.43%	14.95%	0.68%	6.51%	5.91%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 28, 29 and 30 for more information. The Fund’s expense ratios are 0.99% for Class A shares, 1.74% for Class B shares, 1.74% for Class C shares, 0.99% for Class D shares, 0.74% for Class P shares, 0.64% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

26	Allianz Funds

AllianzGI U.S. Managed Volatility Fund (formerly Allianz AGIC U.S. Managed Volatility Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Food Products	15.7%
Insurance	11.6%
Electric Utilities	10.8%
Real Estate Investment Trust	8.6%
Household Products	8.4%
Diversified Telecommunications Services	6.3%
Speciality Retail	5.4%
Multi-Utilities	4.9%
Other	25.8%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$991.80	$987.70	$987.40	$991.00	$992.50	$992.90	$991.60
Expenses Paid During Period	$4.87	$8.62	$8.62	$4.87	$3.62	$3.11	$4.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,020.32	$1,016.53	$1,016.53	$1,020.32	$1,021.58	$1,022.08	$1,020.82
Expenses Paid During Period	$4.94	$8.74	$8.74	$4.94	$3.67	$3.16	$4.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Class A, 1.72% for Class B, 1.72% for Class C, 0.97% for Class D, 0.72% for Class P, 0.62% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	27

Important Information

(Unaudited)

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Large-Cap Growth (2/02), and AllianzGI Mid-Cap (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95), AllianzGI Focused Growth (A in 10/90, B in 5/95) and AllianzGI Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Large-Cap Growth (3/99) and AllianzGI Mid-Cap (12/00). The oldest share class for AllianzGl Focused Growth is the C shares, and the D shares were first offered in (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth, AllianzGI Large-Cap Growth/Institutional and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI Opportunity is Class C, and it first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, and Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88), AllianzGI Focused Growth and AllianzGI Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06) and AllianzGI NFJ Small-Cap Value (11/95). The oldest share class for the following Funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parentheses after each Fund name: AllianzGI Large-Cap Growth (2/02) and AllianzGI Mid-Cap (2/02).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

28	Allianz Funds

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semi-annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Semiannual Report	December 31, 2012	29

Important Information (Cont.)

(Unaudited)

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

30	Allianz Funds

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index	Description
Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the
S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the U.S. stock market.

Semiannual Report	December 31, 2012	31

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Focused Growth

	Shares	Value
COMMON STOCK—98.8%
Aerospace & Defense—5.8%
Precision Castparts Corp.	70,985	$13,445,978
United Technologies Corp.	154,770	12,692,688

		26,138,666

Auto Components—2.2%
BorgWarner, Inc. (a)	136,715	9,791,528

Beverages—3.5%
Coca-Cola Co.	438,505	15,895,806

Biotechnology—2.3%
Biogen Idec, Inc. (a)	69,640	10,214,099

Chemicals—4.5%
Monsanto Co.	211,623	20,030,117

Commercial Banks—2.9%
Wells Fargo & Co.	376,625	12,873,043

Communications Equipment—2.4%
QUALCOMM, Inc.	174,125	10,799,233

Computers & Peripherals—8.5%
Apple, Inc.	50,936	27,150,416
EMC Corp. (a)	435,694	11,023,058

		38,173,474

Electrical Equipment—1.7%
Rockwell Automation, Inc.	88,530	7,435,635

Energy Equipment & Services—1.7%
Schlumberger Ltd.	109,955	7,618,782

Food & Staples Retailing—2.2%
Walgreen Co.	266,210	9,852,432

Food Products—4.3%
Hershey Co.	127,425	9,202,633
Mead Johnson Nutrition Co.	153,900	10,140,471

		19,343,104

Health Care Equipment & Supplies—2.9%
Abbott Laboratories	198,375	12,993,562

Health Care Providers & Services—0.9%
Cardinal Health, Inc.	103,255	4,252,041

Hotels, Restaurants & Leisure—2.3%
McDonald’s Corp.	116,730	10,296,753

Household Durables—1.5%
Lennar Corp., Class A	176,345	6,819,261

Internet Software & Services—8.1%
Facebook, Inc., Class A (a)	640,605	17,059,311
Google, Inc., Class A (a)	26,911	19,089,856

		36,149,167

IT Services—6.4%
Accenture PLC, Class A	186,835	12,424,528
Visa, Inc., Class A	108,945	16,513,883

		28,938,411

Multiline Retail—2.6%
Dollar Tree, Inc. (a)	288,245	11,691,217

Oil, Gas & Consumable Fuels—2.3%
EOG Resources, Inc.	37,190	4,492,180
Occidental Petroleum Corp.	75,075	5,751,496

		10,243,676

Pharmaceuticals—6.4%
Allergan, Inc.	154,610	14,182,375
Johnson & Johnson	206,675	14,487,918

		28,670,293

	Shares	Value
Road & Rail—3.4%
Union Pacific Corp.	119,873	$15,070,434

Semiconductors & Semiconductor Equipment—4.6%
Intel Corp.	463,200	9,555,816
Microchip Technology, Inc.	346,640	11,296,998

		20,852,814

Software—6.2%
Microsoft Corp.	720,110	19,248,540
Oracle Corp.	256,690	8,552,911

		27,801,451

Specialty Retail—2.3%
AutoZone, Inc. (a)	28,716	10,177,812

Textiles, Apparel & Luxury Goods—3.9%
Coach, Inc.	128,970	7,159,125
NIKE, Inc., Class B	201,920	10,419,072

		17,578,197

Tobacco—3.0%
Philip Morris International, Inc.	161,200	13,482,768

Total Common Stock (cost—$379,758,885)		443,183,776

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $3,428,002; collateralized by Fannie Mae, 2.50%, due 10/11/22, valued at $3,497,546 including accrued interest
(cost—$3,428,000)	$3,428	3,428,000

Total Investments (cost—$383,186,885)—99.6%		446,611,776

Other assets less liabilities—0.4%		1,873,230

Net Assets—100.0%		$448,485,006

Notes to Schedule of Investments:
(a) Non-income producing.

AllianzGI Income & Growth

	Shares	Value
COMMON STOCK—33.7%
Aerospace & Defense—1.6%
Engility Holdings, Inc. (f)	11,834	$227,923
L-3 Communications Holdings, Inc. (d)	119,300	9,140,766
Textron, Inc.	329,200	8,160,868

		17,529,557

Auto Components—0.6%
Johnson Controls, Inc.	213,700	6,560,590

Automobiles—0.9%
Ford Motor Co. (d)	743,600	9,629,620

Beverages—2.3%
Coca-Cola Co.	243,000	8,808,750
Molson Coors Brewing Co., Class B (d)	189,800	8,121,542
PepsiCo, Inc.	130,700	8,943,801

		25,874,093

Biotechnology—0.9%
Gilead Sciences, Inc. (d)(f)	134,700	9,893,715

Chemicals—0.9%
Monsanto Co. (d)	103,300	9,777,345

Communications Equipment—1.7%
Harris Corp. (d)	204,600	10,017,216
QUALCOMM, Inc. (d)	146,500	9,085,930

		19,103,146

Computers & Peripherals—1.6%
Apple, Inc.	16,200	8,635,086
EMC Corp. (f)	354,600	8,971,380

		17,606,466

Construction & Engineering—0.7%
Fluor Corp. (d)	131,900	7,747,806

Diversified Financial Services—0.3%
Citigroup, Inc.	81,468	3,222,885

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	202,400	8,757,848

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp., Class A (d)	162,800	10,533,160

Energy Equipment & Services—1.8%
Diamond Offshore Drilling, Inc.	75,700	5,144,572
National Oilwell Varco, Inc.	93,000	6,356,550
Oil States International, Inc. (f)	24,591	1,759,240
Schlumberger Ltd.	92,000	6,374,680

		19,635,042

Food Products—0.2%
Archer-Daniels-Midland Co.	85,928	2,353,568

Health Care Equipment & Supplies—0.8%
Baxter International, Inc. (d)	138,100	9,205,746

Health Care Providers & Services—0.9%
McKesson Corp. (d)	96,700	9,376,032

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	93,700	8,265,277

Household Products—0.8%
Procter & Gamble Co.	132,100	8,968,269

32	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Industrial Conglomerates—0.8%
General Electric Co.	423,800	$8,895,562

Insurance—0.9%
Assured Guaranty Ltd.	24,522	348,948
Prudential Financial, Inc. (d)	180,300	9,615,399

		9,964,347

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (d)(f)	36,100	9,066,154

Internet Software & Services—0.9%
Google, Inc., Class A (f)	14,225	10,090,788

IT Services—1.7%
International Business Machines Corp.	45,500	8,715,525
Visa, Inc., Class A (d)	67,900	10,292,282

		19,007,807

Machinery—2.1%
AGCO Corp. (d)(f)	139,700	6,862,064
Deere & Co.	94,300	8,149,406
Joy Global, Inc. (d)	122,000	7,781,160

		22,792,630

Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc.	163,500	5,591,700

Multiline Retail—0.8%
Target Corp.	151,800	8,982,006

Oil, Gas & Consumable Fuels—1.8%
Occidental Petroleum Corp.	67,500	5,171,175
Peabody Energy Corp. (d)	245,600	6,535,416
Valero Energy Corp. (d)	246,500	8,410,580

		20,117,171

Pharmaceuticals—0.7%
Bristol-Myers Squibb Co.	250,400	8,160,536

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.	342,700	7,069,901
Texas Instruments, Inc. (d)	300,100	9,285,094

		16,354,995

Software—1.7%
Microsoft Corp.	322,400	8,617,752
Oracle Corp. (d)	295,500	9,846,060

		18,463,812

Specialty Retail—0.9%
Home Depot, Inc.	157,800	9,759,930

Total Common Stock (cost—$416,972,632)		371,287,603

CORPORATE BONDS & NOTES—32.3%
	Principal Amount (000s)
Advertising—0.2%
Affinion Group, Inc.,
11.50%, 10/15/15	$2,525	2,064,188

Aerospace & Defense—0.9%
AAR Corp. (a)(b),
7.25%, 1/15/22	4,030	4,286,912

	Principal Amount (000s)	Value
TransDigm, Inc.,
7.75%, 12/15/18	$2,600	$2,889,250
Triumph Group, Inc.,
8.00%, 11/15/17	2,875	3,119,375

		10,295,537

Apparel & Textiles—0.3%
Quiksilver, Inc.,
6.875%, 4/15/15	3,645	3,599,438

Auto Components—1.0%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	3,120	3,237,000
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,235	3,218,825
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	3,330	3,596,400
Titan International, Inc.,
7.875%, 10/1/17	1,115	1,190,262

		11,242,487

Auto Manufacturers—0.9%
Chrysler Group LLC,
8.25%, 6/15/21	2,870	3,171,350
Jaguar Land Rover PLC (a)(b),
7.75%, 5/15/18	3,235	3,542,325
Navistar International Corp.,
8.25%, 11/1/21	3,183	3,087,510

		9,801,185

Banking—0.4%
Capital One Capital V,
10.25%, 8/15/39	4,750	4,750,000

Building Materials—0.3%
Gibraltar Industries, Inc.,
8.00%, 12/1/15	3,110	3,162,792

Chemicals—0.2%
Omnova Solutions, Inc.,
7.875%, 11/1/18	2,520	2,611,350

Coal—0.5%
Alpha Natural Resources, Inc.,
9.75%, 4/15/18	1,050	1,139,250
Arch Coal, Inc. (a)(b),
9.875%, 6/15/19	3,930	4,106,850

		5,246,100

Commercial Services—3.4%
Cardtronics, Inc.,
8.25%, 9/1/18	3,600	4,014,000
Cenveo Corp.,
11.50%, 5/15/17	3,705	3,153,881
Deluxe Corp.,
7.00%, 3/15/19	2,465	2,619,063
Emergency Medical Services Corp.,
8.125%, 6/1/19	3,295	3,634,797
ExamWorks Group, Inc.,
9.00%, 7/15/19	4,325	4,649,375
H&E Equipment Services, Inc. (a)(b),
7.00%, 9/1/22	710	759,700
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	3,215	2,981,913
9.75%, 8/1/18 (a)(b)	1,490	1,456,475
Hertz Corp.,
6.75%, 4/15/19	1,480	1,622,450
6.75%, 4/15/19 (a)(b)	940	1,030,475
Interactive Data Corp.,
10.25%, 8/1/18	960	1,084,800
Monitronics International, Inc.,
9.125%, 4/1/20	2,435	2,520,225

	Principal Amount (000s)	Value
United Rentals North America, Inc.,
8.25%, 2/1/21	$3,000	$3,397,500
8.375%, 9/15/20	3,725	4,144,062

		37,068,716

Computers—0.5%
j2 Global, Inc.,
8.00%, 8/1/20	3,145	3,286,525
Unisys Corp.,
6.25%, 8/15/17	2,505	2,680,350

		5,966,875

Consumer Products—0.3%
Revlon Consumer Products Corp.,
9.75%, 11/15/15	2,905	3,072,038

Diversified Financial Services—2.7%
Aircastle Ltd.,
9.75%, 8/1/18	2,300	2,610,500
Community Choice Financial, Inc.,
10.75%, 5/1/19	4,035	3,903,862
International Lease Finance Corp.,
8.25%, 12/15/20	3,355	4,009,225
8.75%, 3/15/17	3,125	3,625,000
National Money Mart Co.,
10.375%, 12/15/16	3,000	3,330,000
Nationstar Mortgage LLC (a)(b),
7.875%, 10/1/20	2,605	2,761,300
9.625%, 5/1/19	2,760	3,118,800
SLM Corp.,
8.45%, 6/15/18	3,520	4,136,000
Springleaf Finance Corp.,
6.90%, 12/15/17	2,010	1,809,000

		29,303,687

Electric Utilities—0.3%
Texas Competitive Electric Holdings Co. LLC,
11.50%, 10/1/20 (a)(b)	3,500	2,756,250
15.00%, 4/1/21	2,750	948,750

		3,705,000

Electrical Equipment—0.7%
GrafTech International Ltd. (a)(b),
6.375%, 11/15/20	3,080	3,207,050
WESCO Distribution, Inc.,
7.50%, 10/15/17	1,295	1,315,331
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,255	3,466,575

		7,988,956

Electronics—0.8%
Kemet Corp.,
10.50%, 5/1/18	2,790	2,765,588
NXP BV (a)(b),
9.75%, 8/1/18	2,830	3,293,412
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	3,155	3,107,675

		9,166,675

Engineering & Construction—0.3%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,405	2,555,313
MasTec, Inc.,
7.625%, 2/1/17	1,190	1,228,675

		3,783,988

Healthcare-Products—0.3%
Kinetic Concepts, Inc. (a)(b),
10.50%, 11/1/18	1,710	1,801,913
Rotech Healthcare, Inc.,
10.50%, 3/15/18	1,500	1,012,500

		2,814,413

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	33

Schedule of Investments

December 31, 2012 (unaudited)

	Principal Amount (000s)	Value
Healthcare-Services—0.4%
Community Health Systems, Inc.,
7.125%, 7/15/20	$750	$801,562
8.00%, 11/15/19	3,240	3,523,500

		4,325,062

Home Builders—1.1%
Beazer Homes USA, Inc.,
6.625%, 4/15/18 (a)(b)	1,450	1,540,625
9.125%, 5/15/19	2,155	2,265,444
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	1,555	1,601,650
KB Home,
8.00%, 3/15/20	2,195	2,502,300
Standard Pacific Corp.,
8.375%, 5/15/18	3,040	3,541,600
William Lyon Homes, Inc. (a)(b),
8.50%, 11/15/20	785	820,325

		12,271,944

Household Products/Wares—0.4%
Jarden Corp.,
7.50%, 5/1/17	1,050	1,187,812
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	2,985	3,208,875

		4,396,687

Internet—0.5%
Equinix, Inc.,
8.125%, 3/1/18	2,545	2,815,406
Mood Media Corp. (a)(b),
9.25%, 10/15/20	2,005	2,122,794

		4,938,200

Iron/Steel—0.1%
AK Steel Corp.,
8.375%, 4/1/22	1,405	1,215,325

Leisure—0.3%
NCL Corp. Ltd.,
9.50%, 11/15/18	3,440	3,835,600

Lodging—0.8%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	1,695	1,824,244
12.75%, 4/15/18	3,110	2,309,175
MGM Resorts International,
11.375%, 3/1/18	3,500	4,252,500

		8,385,919

Media—1.6%
Cablevision Systems Corp.,
8.625%, 9/15/17	3,520	4,122,800
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,205	1,006,175
Clear Channel Worldwide Holdings, Inc. (a)(b),
6.50%, 11/15/22	1,740	1,813,950
McClatchy Co.,
9.00%, 12/15/22 (a)(b)	2,720	2,791,400
11.50%, 2/15/17	2,000	2,195,000
Media General, Inc.,
11.75%, 2/15/17	2,895	3,358,200
Nexstar Broadcasting, Inc. (a)(b),
6.875%, 11/15/20	2,620	2,701,875

		17,989,400

Mining—0.5%
New Gold, Inc. (a)(b),
6.25%, 11/15/22	2,270	2,360,800
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	3,580	2,953,500

		5,314,300

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—0.4%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	$3,795	$4,051,163

Oil & Gas—4.2%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,025	3,312,375
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	3,790	4,112,150
Concho Resources, Inc.,
7.00%, 1/15/21	3,170	3,550,400
CVR Refining LLC (a)(b),
6.50%, 11/1/22	2,775	2,775,000
Endeavour International Corp. (a)(b),
12.00%, 3/1/18	5,915	6,210,750
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	3,040	3,488,400
EP Energy LLC,
9.375%, 5/1/20	3,185	3,607,012
EV Energy Partners L.P.,
8.00%, 4/15/19	2,210	2,356,413
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,265	2,468,850
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	2,660	2,726,500
PBF Holding Co. LLC (a)(b),
8.25%, 2/15/20	2,945	3,187,962
Pioneer Energy Services Corp.,
9.875%, 3/15/18	1,250	1,365,625
United Refining Co.,
10.50%, 2/28/18	3,150	3,433,500
Vanguard Natural Resources LLC,
7.875%, 4/1/20	3,530	3,706,500

		46,301,437

Pharmaceuticals—0.2%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	1,750	1,874,688

Real Estate Investment Trust—0.3%
iStar Financial, Inc.,
7.125%, 2/15/18	3,405	3,485,869

Retail—1.9%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,560	3,720,200
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	1,930	2,079,575
DineEquity, Inc.,
9.50%, 10/30/18	3,500	3,994,375
Fifth & Pacific Cos., Inc. (a)(b),
10.50%, 4/15/19	3,500	3,893,750
Rite Aid Corp.,
9.50%, 6/15/17	1,575	1,651,781
Sonic Automotive, Inc. (a)(b),
7.00%, 7/15/22	3,115	3,426,500
Toys R Us, Inc.,
10.375%, 8/15/17	2,575	2,697,313

		21,463,494

Semiconductors—0.5%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	2,860	2,624,050
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	2,205	2,447,550

		5,071,600

Software—0.7%
First Data Corp.,
9.875%, 9/24/15	2,600	2,665,000
12.625%, 1/15/21	1,635	1,729,012
Nuance Communications, Inc. (a)(b),
5.375%, 8/15/20	2,755	2,892,750

		7,286,762

	Principal Amount (000s)	Value
Telecommunications—3.8%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	$4,060	$4,212,250
Clearwire Communications LLC (a)(b),
12.00%, 12/1/15	1,000	1,080,000
Consolidated Communications Finance Co. (a)(b),
10.875%, 6/1/20	2,705	2,989,025
Cricket Communications, Inc.,
7.75%, 10/15/20	4,980	5,104,500
Crown Castle International Corp.,
9.00%, 1/15/15	2,750	2,918,094
EarthLink, Inc.,
8.875%, 5/15/19	4,500	4,736,250
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,090	3,530,325
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	3,030	3,272,400
ITC Deltacom, Inc.,
10.50%, 4/1/16	2,758	2,964,850
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	1,455	1,551,394
NII Capital Corp.,
8.875%, 12/15/19	2,830	2,264,000
Sprint Nextel Corp.,
6.00%, 11/15/22	1,425	1,471,312
11.50%, 11/15/21	1,360	1,854,700
West Corp.,
11.00%, 10/15/16	3,490	3,638,325

		41,587,425

Transportation—0.6%
Quality Distribution LLC,
9.875%, 11/1/18	1,500	1,627,500
Swift Services Holdings, Inc.,
10.00%, 11/15/18	2,805	3,092,512
Western Express, Inc. (a)(b),
12.50%, 4/15/15	3,000	1,860,000

		6,580,012

Total Corporate Bonds & Notes (cost—$350,871,753)		356,018,312

CONVERTIBLE BONDS—27.9%
Advertising—0.4%
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	4,445	4,572,794

Aerospace & Defense—0.5%
AAR Corp.,
1.75%, 2/1/26	2,205	2,210,513
Triumph Group, Inc. (e),
2.625%, 10/1/26	1,515	3,642,628

		5,853,141

Airlines—0.0%
Continental Airlines, Inc.,
4.50%, 1/15/15	240	347,400

Auto Manufacturers—0.8%
Ford Motor Co.,
4.25%, 11/15/16	190	302,100
Navistar International Corp.,
3.00%, 10/15/14	3,380	3,103,263
Wabash National Corp.,
3.375%, 5/1/18	4,945	5,501,312

		8,906,675

Banking—0.3%
Goldman Sachs Group, Inc.,
8.00%, 3/14/13	104	3,557,826

Biotechnology—1.0%
Amgen, Inc., Ser. B,
0.375%, 2/1/13	1,395	1,568,503

34	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Principal Amount (000s)	Value
Corsicanto Ltd. (a)(b),
3.50%, 1/15/32	$205	$260,606
Cubist Pharmaceuticals, Inc.,
2.50%, 11/1/17	2,235	3,517,331
Medicines Co. (a)(b),
1.375%, 6/1/17	1,150	1,265,000
Vertex Pharmaceuticals, Inc.,
3.35%, 10/1/15	3,550	4,009,282

		10,620,722

Coal—0.3%
Alpha Natural Resources, Inc.,
2.375%, 4/15/15	3,320	3,100,050

Commercial Services—1.3%
Alliance Data Systems Corp.,
1.75%, 8/1/13	2,670	4,937,831
Avis Budget Group, Inc.,
3.50%, 10/1/14	1,225	1,683,609
Cenveo Corp. (a)(b),
7.00%, 5/15/17	4,540	4,332,863
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	1,625	3,304,844

		14,259,147

Computers—0.9%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	2,060	3,792,975
NetApp, Inc.,
1.75%, 6/1/13	2,755	3,109,706
SanDisk Corp.,
1.50%, 8/15/17	2,440	2,842,600

		9,745,281

Distribution/Wholesale—0.2%
Titan Machinery, Inc. (a)(b),
3.75%, 5/1/19	1,655	1,565,009

Diversified Financial Services—1.0%
Air Lease Corp. (a)(b),
3.875%, 12/1/18	2,235	2,429,166
BGC Partners, Inc.,
4.50%, 7/15/16	3,850	3,551,625
DFC Global Corp.,
3.00%, 4/1/28	3,215	3,647,016
Walter Investment Management Corp.,
4.50%, 11/1/19	1,575	1,670,484

		11,298,291

Electrical Equipment—0.4%
Enersys, Inc. (e),
3.375%, 6/1/38	3,710	4,352,294

Engineering & Construction—0.5%
MasTec, Inc.,
4.00%, 6/15/14	3,305	5,444,987

Healthcare-Products—1.3%
Alere, Inc.,
3.00%, 5/15/16	2,975	2,796,500
Hologic, Inc. (e),
2.00%, 12/15/37	3,625	4,060,000
Integra LifeSciences Holdings Corp.,
1.625%, 12/15/16	870	879,244
NuVasive, Inc.,
2.75%, 7/1/17	3,650	3,212,000
Wright Medical Group, Inc. (a)(b),
2.00%, 8/15/17	3,100	3,289,875

		14,237,619

Healthcare-Services—0.9%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	1,935	2,233,716
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	4,415	4,561,247

	Principal Amount (000s)	Value
Molina Healthcare, Inc.,
3.75%, 10/1/14	$2,100	$2,433,375
WellPoint, Inc. (a)(b),
2.75%, 10/15/42	680	734,825

		9,963,163

Home Builders—1.2%
DR Horton, Inc.,
2.00%, 5/15/14	2,780	4,414,988
Lennar Corp. (a)(b),
3.25%, 11/15/21	2,810	5,054,487
Ryland Group, Inc.,
1.625%, 5/15/18	2,875	3,906,406

		13,375,881

Household Products/Wares—0.2%
Jarden Corp. (a)(b),
1.875%, 9/15/18	1,800	1,830,375

Insurance—1.1%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	2,945	3,414,360
Amtrust Financial Services, Inc. (a)(b),
5.50%, 12/15/21	3,490	4,325,419
Fidelity National Financial, Inc.,
4.25%, 8/15/18	2,175	2,792,156
MGIC Investment Corp.,
5.00%, 5/1/17	1,655	1,252,628

		11,784,563

Internet—1.7%
DealerTrack Holdings, Inc. (a)(b),
1.50%, 3/15/17	3,155	3,346,272
Equinix, Inc.,
4.75%, 6/15/16	1,630	4,131,031
priceline.com, Inc. (a)(b),
1.25%, 3/15/15	1,775	3,704,203
Symantec Corp., Ser. B,
1.00%, 6/15/13	3,455	3,724,922
VeriSign, Inc.,
3.25%, 8/15/37	3,010	3,811,413

		18,717,841

Iron/Steel—0.6%
Allegheny Technologies, Inc.,
4.25%, 6/1/14	2,495	2,730,466
Steel Dynamics, Inc.,
5.125%, 6/15/14	3,235	3,536,259

		6,266,725

Lodging—0.3%
MGM Resorts International,
4.25%, 4/15/15	3,485	3,696,278

Machinery-Construction & Mining—0.3%
Terex Corp.,
4.00%, 6/1/15	1,665	3,111,469

Machinery-Diversified—0.4%
Chart Industries, Inc.,
2.00%, 8/1/18	3,165	3,914,709

Media—1.2%
Liberty Interactive LLC,
3.125%, 3/30/23	3,530	5,140,562
3.50%, 1/15/31	7,380	3,547,013
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	2,545	4,380,581

		13,068,156

Metal Fabricate/Hardware—0.3%
RTI International Metals, Inc.,
3.00%, 12/1/15	3,415	3,724,484

	Principal Amount (000s)	Value
Mining—0.3%
Alcoa, Inc.,
5.25%, 3/15/14	$975	$1,400,953
Kaiser Aluminum Corp.,
4.50%, 4/1/15	1,500	2,026,875

		3,427,828

Oil & Gas—1.7%
Chesapeake Energy Corp.,
2.50%, 5/15/37	3,175	2,873,375
Cobalt International Energy, Inc.,
2.625%, 12/1/19	1,000	1,014,375
Exterran Holdings, Inc.,
4.25%, 6/15/14	765	879,750
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19 (a)(b)	370	373,700
1.625%, 11/15/26 (e)	3,725	3,762,250
Newpark Resources, Inc.,
4.00%, 10/1/17	2,985	3,193,950
Pioneer Natural Resources Co.,
2.875%, 1/15/38	2,210	3,961,425
Stone Energy Corp. (a)(b),
1.75%, 3/1/17	3,425	3,022,562

		19,081,387

Pharmaceuticals—2.2%
Akorn, Inc.,
3.50%, 6/1/16	2,385	4,002,328
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	1,865	4,610,047
Endo Health Solutions, Inc.,
1.75%, 4/15/15	2,000	2,221,250
Medivation, Inc.,
2.625%, 4/1/17	3,195	4,099,584
Mylan, Inc.,
3.75%, 9/15/15	1,250	2,663,281
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	3,345	3,842,569
ViroPharma, Inc.,
2.00%, 3/15/17	2,235	3,123,413

		24,562,472

Real Estate Investment Trust—1.0%
Boston Properties L.P.,
3.75%, 5/15/36	3,990	4,366,556
DDR Corp.,
1.75%, 11/15/40	2,600	2,913,625
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	2,970	3,888,844

		11,169,025

Retail—0.4%
Group 1 Automotive, Inc. (e),
2.25%, 6/15/36	3,920	4,620,700

Semiconductors—1.2%
Micron Technology, Inc., Ser. A,
1.50%, 8/1/31	4,370	4,061,369
ON Semiconductor Corp.,
2.625%, 12/15/26	3,560	3,653,450
Teradyne, Inc.,
4.50%, 3/15/14	480	1,490,400
Xilinx, Inc.,
2.625%, 6/15/17	2,820	3,852,825

		13,058,044

Software—1.5%
Bottomline Technologies, Inc.,
1.50%, 12/1/17	1,375	1,533,984
Concur Technologies, Inc. (a)(b),
2.50%, 4/15/15	2,820	3,956,812
Electronic Arts, Inc.,
0.75%, 7/15/16	3,730	3,457,244
Nuance Communications, Inc.,
2.75%, 8/15/27	2,615	3,451,800

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	35

Schedule of Investments

December 31, 2012 (unaudited)

	Principal Amount (000s)	Value
Salesforce.com, Inc.,
0.75%, 1/15/15	$1,755	$3,520,969

		15,920,809

Telecommunications—2.1%
Anixter International, Inc.,
1.00%, 2/15/13	2,615	2,997,444
Ciena Corp.,
0.875%, 6/15/17	2,815	2,440,253
3.75%, 10/15/18 (a)(b)	2,930	3,312,731
Ixia,
3.00%, 12/15/15	2,775	3,236,344
JDS Uniphase Corp.,
1.00%, 5/15/26	2,795	2,798,494
Level 3 Communications, Inc.,
15.00%, 1/15/13	2,345	2,556,050
SBA Communications Corp.,
1.875%, 5/1/13	3,265	5,564,784

		22,906,100

Toys/Games/Hobbies—0.1%
JAKKS Pacific, Inc.,
4.50%, 11/1/14	1,250	1,335,156

Transportation—0.3%
Greenbrier Cos., Inc.,
3.50%, 4/1/18	4,025	3,675,328

Total Convertible Bonds (cost—$327,973,629)		307,071,729

CONVERTIBLE PREFERRED STOCK—4.1%
	Shares
Agriculture—0.0%
Bunge Ltd. (c), 4.875%	3,150	320,513

Auto Components—0.2%
Goodyear Tire & Rubber Co.,
5.875%, 4/1/14	44,385	2,095,416

Automobiles—0.3%
General Motors Co., Ser. B, 4.75%, 12/1/13	85,230	3,761,200

Commercial Banks—0.3%
Fifth Third Bancorp, Ser. G (c),
8.50%, 6/30/13	19,720	2,789,147
Wells Fargo & Co., Ser. L (c),
7.50%, 3/15/13	390	477,750

		3,266,897

Diversified Financial Services—1.0%
2010 Swift Mandatory Common Exchange Security Trust (b),
6.00%, 12/31/13	321,765	2,998,239
AMG Capital Trust I, 5.10%, 4/15/36	68,920	3,646,295
Bank of America Corp., Ser. L (c),
7.25%, 1/30/13	4,415	5,011,025

		11,655,559

Electric Utilities—0.4%
PPL Corp., 8.75%, 5/1/14	80,000	4,298,400

Insurance—0.3%
MetLife, Inc., 5.00%, 3/26/14	79,175	3,520,912

IT Services—0.1%
Unisys Corp., Ser. A, 6.25%, 3/1/14	11,270	593,929

	Shares	Value
Machinery—0.4%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	33,160	$4,003,075

Oil & Gas—0.3%
Chesapeake Energy Corp. (c),
5.00%	5,100	385,050
Sanchez Energy Corp., Ser. A (a)(b)(c),
4.875%, 10/5/17	56,960	2,803,406

		3,188,456

Oil, Gas & Consumable Fuels—0.2%
Apache Corp., Ser. D, 6.00%, 8/1/13	60,065	2,744,971

Real Estate Investment Trust—0.3%
Felcor Lodging Trust, Inc., Ser. A (c),
1.95%	120,000	2,911,200

Transportation—0.3%
Genesee & Wyoming, Inc.,
5.00%, 10/1/15	30,500	3,398,005

Total Convertible Preferred Stock (cost—$50,377,400)		45,758,533

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $14,109,008; collateralized by Fannie Mae, 2.50%, due 10/11/22, valued at $14,394,523 including accrued interest
(cost—$14,109,000)	$14,109	14,109,000

Total Investments, before options written (cost—$1,160,304,414)—99.3%		1,094,245,177

OPTIONS WRITTEN (f)—(0.1)%
	Contracts
Call Options—(0.1)%
AGCO Corp. (CBOE) strike price $50, expires 1/19/13	260	(19,500)
Amazon.com, Inc. (CBOE)
strike price $275, expires 1/19/13	250	(8,000)
Amphenol Corp. (CBOE) strike price $65, expires 1/19/13	1,140	(185,250)
Baxter International, Inc. (CBOE)
strike price $70, expires 1/19/13	965	(26,538)
Fluor Corp. (CBOE) strike price $57.50, expires 1/19/13	285	(65,550)
Ford Motor Co. (CBOE) strike price $12.50, expires 1/19/13	575	(43,125)
Gilead Sciences, Inc. (CBOE)
strike price $80, expires 1/19/13	940	(15,040)
Harris Corp. (CBOE) strike price $50, expires 1/19/13	670	(16,750)
Joy Global, Inc. (CBOE) strike price $65, expires 1/19/13	325	(44,850)

	Contracts	Value
McKesson Corp. (CBOE) strike price $100, expires 1/19/13	675	$(16,875)
Molson Coors Brewing Co. (CBOE)
strike price $45, expires 1/19/13	550	(8,250)
Monsanto Co. (CBOE) strike price $92.50, expires 1/19/13	725	(246,500)
Oracle Corp. (CBOE) strike price $35, expires 1/19/13	865	(8,650)
Peabody Energy Corp. (CBOE)
strike price $28, expires 1/19/13	730	(35,040)
Prudential Financial, Inc. (CBOE)
strike price $55, expires 1/19/13	335	(17,420)
QUALCOMM, Inc. (CBOE)
strike price $67.50, expires 1/19/13	105	(1,155)
Texas Instruments, Inc. (CBOE)
strike price $33, expires 1/19/13	375	(3,750)
Valero Energy Corp. (CBOE)
strike price $35, expires 1/19/13	1,725	(98,325)
Visa, Inc. (CBOE) strike price $155, expires 1/19/13	475	(55,100)

Total Options Written (premiums received—$749,387)		(915,668)

Total Investments, net of options written (cost—$1,159,555,027)—99.2%		1,093,329,509

Other assets less other liabilities—0.8%		8,591,107

Net Assets—100.0%		$1,101,920,616

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $141,116,514, representing 12.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Non-income producing.

Glossary:
CBOE—Chicago Board Options Exchange

36	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Large-Cap Growth

	Shares	Value
COMMON STOCK—98.5%
Aerospace & Defense—5.0%
Precision Castparts Corp.	34,645	$6,562,456
United Technologies Corp.	98,776	8,100,620

		14,663,076

Auto Components—1.3%
BorgWarner, Inc. (a)	52,375	3,751,098

Beverages—3.1%
Coca-Cola Co.	249,030	9,027,338

Biotechnology—2.7%
Biogen Idec, Inc. (a)	27,355	4,012,158
Celgene Corp. (a)	49,325	3,882,864

		7,895,022

Chemicals—3.2%
Monsanto Co.	97,370	9,216,070

Commercial Banks—1.8%
Wells Fargo & Co.	154,502	5,280,878

Communications Equipment—2.9%
F5 Networks, Inc. (a)	28,610	2,779,461
QUALCOMM, Inc.	90,246	5,597,057

		8,376,518

Computers & Peripherals—8.0%
Apple, Inc.	33,095	17,640,628
EMC Corp. (a)	221,685	5,608,630

		23,249,258

Electrical Equipment—1.9%
Eaton Corp. PLC	28,220	1,529,524
Rockwell Automation, Inc.	48,575	4,079,814

		5,609,338

Energy Equipment & Services—2.1%
Cameron International Corp. (a)	57,125	3,225,277
Schlumberger Ltd.	41,227	2,856,619

		6,081,896

Food & Staples Retailing—3.5%
Costco Wholesale Corp.	54,950	5,427,411
Walgreen Co.	128,989	4,773,883

		10,201,294

Food Products—3.3%
Hershey Co.	62,115	4,485,945
Mead Johnson Nutrition Co.	76,200	5,020,818

		9,506,763

Health Care Equipment & Supplies—3.6%
Abbott Laboratories	114,295	7,486,323
Edwards Lifesciences Corp. (a)	34,920	3,148,736

		10,635,059

Health Care Providers & Services—2.9%
Cardinal Health, Inc.	65,135	2,682,259
DaVita HealthCare Partners, Inc. (a)	26,985	2,982,652
HCA Holdings, Inc.	94,730	2,858,004

		8,522,915

Hotels, Restaurants & Leisure—2.6%
McDonald’s Corp.	47,290	4,171,451
Starbucks Corp.	61,248	3,284,118

		7,455,569

Household Durables—1.2%
Lennar Corp., Class A	87,995	3,402,767

Industrial Conglomerates—1.8%
Danaher Corp.	91,520	5,115,968

	Shares	Value
Internet Software & Services—6.6%
Facebook, Inc., Class A (a)	298,755	$7,955,846
Google, Inc., Class A (a)	16,070	11,399,576

		19,355,422

IT Services—5.0%
Accenture PLC, Class A	79,250	5,270,125
Visa, Inc., Class A	60,653	9,193,782

		14,463,907

Machinery—1.3%
Caterpillar, Inc.	43,590	3,904,792

Media—1.9%
Time Warner, Inc.	116,973	5,594,819

Multiline Retail—3.0%
Dollar Tree, Inc. (a)	115,710	4,693,198
Target Corp.	66,035	3,907,291

		8,600,489

Oil, Gas & Consumable Fuels—2.9%
EOG Resources, Inc.	24,025	2,901,980
Occidental Petroleum Corp.	33,411	2,559,616
Pioneer Natural Resources Co.	29,420	3,135,878

		8,597,474

Personal Products—1.0%
Estee Lauder Cos., Inc., Class A	49,765	2,978,933

Pharmaceuticals—4.4%
Allergan, Inc.	64,920	5,955,112
Johnson & Johnson	97,355	6,824,585

		12,779,697

Road & Rail—2.5%
Union Pacific Corp.	56,924	7,156,485

Semiconductors & Semiconductor Equipment—5.0%
Intel Corp.	238,615	4,922,628
Microchip Technology, Inc.	134,455	4,381,889
NXP Semiconductor NV (a)	84,585	2,230,506
Texas Instruments, Inc.	100,780	3,118,133

		14,653,156

Software—6.7%
Microsoft Corp.	438,695	11,726,317
Oracle Corp.	130,298	4,341,529
Salesforce.com, Inc. (a)	19,855	3,337,626

		19,405,472

Specialty Retail—2.7%
AutoZone, Inc. (a)	11,140	3,948,350
Tractor Supply Co.	42,899	3,790,556

		7,738,906

Textiles, Apparel & Luxury Goods—2.1%
Coach, Inc.	46,965	2,607,027
NIKE, Inc., Class B	69,680	3,595,488

		6,202,515

Tobacco—2.5%
Philip Morris International, Inc.	86,437	7,229,591

Total Common Stock (cost—$253,752,773)		286,652,485

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $5,625,003; collateralized by Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $5,741,450 including accrued interest
(cost—$5,625,000)	$5,625	5,625,000

Value

Total Investments (cost—$259,377,773)—100.4%	$292,277,485

Liabilities in excess of other assets—(0.4)%	(1,030,739)

Net Assets—100.0%	$291,246,746

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	37

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Mid-Cap

	Shares	Value
COMMON STOCK—99.4%
Aerospace & Defense—1.6%
BE Aerospace, Inc. (a)	90,030	$4,447,482

Auto Components—1.7%
BorgWarner, Inc. (a)	70,060	5,017,697

Automobiles—1.6%
Harley-Davidson, Inc.	95,710	4,674,476

Beverages—0.8%
Coca-Cola Enterprises, Inc.	75,300	2,389,269

Biotechnology—3.0%
Cepheid, Inc. (a)	78,415	2,651,211
Halozyme Therapeutics, Inc. (a)	154,805	1,038,742
Ironwood Pharmaceuticals, Inc. (a)	127,335	1,412,145
Medivation, Inc. (a)	31,865	1,630,213
Vertex Pharmaceuticals, Inc. (a)	47,515	1,992,779

		8,725,090

Building Products—2.3%
AO Smith Corp.	21,415	1,350,644
Fortune Brands Home & Security, Inc. (a)	174,885	5,110,140

		6,460,784

Capital Markets—2.2%
KKR & Co. L.P.	192,260	2,928,120
SEI Investments Co.	151,020	3,524,807

		6,452,927

Chemicals—4.7%
Airgas, Inc.	34,550	3,154,069
Celanese Corp., Ser. A	80,200	3,571,306
PPG Industries, Inc.	13,525	1,830,609
Sherwin-Williams Co.	22,210	3,416,342
Valspar Corp.	26,030	1,624,272

		13,596,598

Commercial Banks—3.9%
Fifth Third Bancorp	176,655	2,683,389
SunTrust Banks, Inc.	138,360	3,922,506
Zions Bancorporation	212,740	4,552,636

		11,158,531

Commercial Services & Supplies—1.5%
Republic Services, Inc.	90,045	2,641,020
Stericycle, Inc. (a)	18,020	1,680,725

		4,321,745

Communications Equipment—0.4%
F5 Networks, Inc. (a)	13,050	1,267,807

Computers & Peripherals—1.3%
NetApp, Inc. (a)	115,035	3,859,424

Electrical Equipment—6.0%
AMETEK, Inc.	205,990	7,739,044
Eaton Corp. PLC	70,370	3,814,054
Rockwell Automation, Inc.	28,505	2,394,135
Roper Industries, Inc.	29,170	3,251,872

		17,199,105

Energy Equipment & Services—1.7%
Cameron International Corp. (a)	87,725	4,952,953

Food & Staples Retailing—2.3%
Whole Foods Market, Inc.	73,080	6,674,396

Food Products—4.2%
Hershey Co.	96,060	6,937,453
Mead Johnson Nutrition Co.	76,715	5,054,752

		11,992,205

	Shares	Value
Health Care Equipment & Supplies—5.3%
Cooper Cos., Inc.	61,650	$5,701,392
Edwards Lifesciences Corp. (a)	23,530	2,121,700
Insulet Corp. (a)	42,570	903,336
Sirona Dental Systems, Inc. (a)	59,370	3,826,990
Zimmer Holdings, Inc.	39,200	2,613,072

		15,166,490

Health Care Providers & Services—4.1%
Catamaran Corp. (a)	114,485	5,393,388
DaVita HealthCare Partners, Inc. (a)	57,295	6,332,817

		11,726,205

Health Care Technology—1.0%
Cerner Corp. (a)	36,555	2,838,130

Hotels, Restaurants & Leisure—1.1%
Dunkin’ Brands Group, Inc.	98,650	3,273,207

Insurance—2.2%
Arch Capital Group Ltd. (a)	77,950	3,431,359
Brown & Brown, Inc.	115,000	2,927,900

		6,359,259

Internet & Catalog Retail—1.2%
Netflix, Inc. (a)	37,135	3,445,385

Internet Software & Services—1.6%
Akamai Technologies, Inc. (a)	112,700	4,610,557

Leisure Equipment & Products—0.7%
Mattel, Inc.	57,580	2,108,580

Life Sciences Tools & Services—2.2%
Agilent Technologies, Inc.	152,570	6,246,216

Machinery—2.6%
Colfax Corp. (a)	93,835	3,786,242
Cummins, Inc.	25,095	2,719,043
Oshkosh Corp. (a)	35,050	1,039,233

		7,544,518

Media—6.8%
CBS Corp., Class B	101,630	3,867,022
Charter Communications, Inc., Class A (a)	55,910	4,262,578
McGraw-Hill Cos., Inc.	117,090	6,401,310
Scripps Networks Interactive, Inc., Class A	87,175	5,049,176

		19,580,086

Metals & Mining—1.4%
Carpenter Technology Corp.	78,150	4,034,884

Multiline Retail—1.8%
Dollar Tree, Inc. (a)	128,910	5,228,590

Oil, Gas & Consumable Fuels—3.9%
Cabot Oil & Gas Corp.	56,845	2,827,470
Cobalt International Energy, Inc. (a)	114,325	2,807,822
Energy XXI Bermuda Ltd.	45,420	1,462,070
Pioneer Natural Resources Co.	37,650	4,013,114

		11,110,476

Paper & Forest Products—0.8%
Louisiana-Pacific Corp. (a)	124,450	2,404,374

Pharmaceuticals—0.5%
Perrigo Co.	12,270	1,276,448

Professional Services—3.2%
IHS, Inc., Class A (a)	32,820	3,150,720
Nielsen Holdings NV (a)	117,145	3,583,466
Verisk Analytics, Inc., Class A (a)	48,465	2,471,715

		9,205,901

	Shares	Value
Real Estate Management & Development—0.7%
CBRE Group, Inc., Class A (a)	102,595	$2,041,640

Road & Rail—0.6%
Genesee & Wyoming, Inc., Class A (a)	20,570	1,564,966

Semiconductors & Semiconductor Equipment—5.4%
Analog Devices, Inc.	45,470	1,912,468
Avago Technologies Ltd.	110,715	3,505,237
Maxim Integrated Products, Inc.	102,390	3,010,266
Microchip Technology, Inc.	122,620	3,996,186
NXP Semiconductor NV (a)	118,175	3,116,275

		15,540,432

Software—4.6%
Citrix Systems, Inc. (a)	26,065	1,713,774
Salesforce.com, Inc. (a)	24,945	4,193,255
Symantec Corp. (a)	99,985	1,880,718
TIBCO Software, Inc. (a)	190,335	4,189,273
Ultimate Software Group, Inc. (a)	14,035	1,325,044

		13,302,064

Specialty Retail—4.8%
Dick’s Sporting Goods, Inc.	96,640	4,396,154
Tractor Supply Co.	63,015	5,568,005
Ulta Salon Cosmetics & Fragrance, Inc.	37,860	3,720,124

		13,684,283

Textiles, Apparel & Luxury Goods—2.4%
Michael Kors Holdings Ltd. (a)	26,715	1,363,266
V.F. Corp.	37,570	5,671,943

		7,035,209

Trading Companies & Distributors—1.3%
Beacon Roofing Supply, Inc. (a)	110,795	3,687,258

Total Common Stock (cost—$266,607,070)		286,205,647

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $2,288,001; collateralized by Federal Farm Credit Bank, 6.18%, due 11/6/28, valued at $2,334,975 including accrued interest
(cost—$2,288,000)	$2,288	2,288,000

Total Investments (cost—$268,895,070)—100.2%		288,493,647

Liabilities in excess of other assets—(0.2)%		(438,726)

Net Assets—100.0%		$288,054,921

Notes to Schedule of Investments:
(a) Non-income producing.

38	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI NFJ All-Cap Value

	Shares	Value
COMMON STOCK—100.2%
Aerospace & Defense—2.5%
Northrop Grumman Corp.	8,000	$540,640

Capital Markets—2.6%
Ameriprise Financial, Inc.	8,800	551,144

Chemicals—1.1%
EI du Pont de Nemours & Co.	5,400	242,838

Commercial Banks—10.1%
Fifth Third Bancorp	37,100	563,549
Old National Bancorp	43,800	519,906
PNC Financial Services Group, Inc.	9,300	542,283
Wells Fargo & Co.	16,400	560,552

		2,186,290

Commercial Services & Supplies—1.3%
Republic Services, Inc.	9,200	269,836

Communications Equipment—1.3%
Cisco Systems, Inc.	14,000	275,100

Consumer Finance—1.3%
SLM Corp.	16,300	279,219

Diversified Financial Services—2.5%
JPMorgan Chase & Co.	12,400	545,228

Diversified Telecommunication Services—2.5%
AT&T, Inc.	16,100	542,731

Electric Utilities—1.3%
Westar Energy, Inc.	9,600	274,752

Energy Equipment & Services—2.4%
Tidewater, Inc.	11,600	518,288

Food & Staples Retailing—2.5%
Kroger Co.	10,600	275,812
Wal-Mart Stores, Inc.	4,000	272,920

		548,732

Food Products—2.6%
Ingredion, Inc.	8,600	554,098

Gas Utilities—2.5%
UGI Corp.	16,700	546,257

Health Care Equipment & Supplies—3.7%
Medtronic, Inc.	13,200	541,464
Zimmer Holdings, Inc.	4,000	266,640

		808,104

Health Care Providers & Services—2.6%
Cigna Corp.	10,400	555,984

Household Products—2.6%
Kimberly-Clark Corp.	6,600	557,238

Industrial Conglomerates—2.5%
General Electric Co.	26,100	547,839

Insurance—3.8%
Allstate Corp.	13,700	550,329
Reinsurance Group of America, Inc.	5,100	272,952

		823,281

Media—1.3%
CBS Corp., Class B	7,300	277,765

Metals & Mining—5.0%
Reliance Steel & Aluminum Co.	8,900	552,690
Yamana Gold, Inc.	30,600	526,626

		1,079,316

	Shares	Value
Multi-Utilities—1.3%
Avista Corp.	11,300	$272,443

Multiline Retail—2.2%
Kohl’s Corp.	11,100	477,078

Office Electronics—2.2%
Xerox Corp.	68,000	463,760

Oil, Gas & Consumable Fuels—12.8%
Apache Corp.	3,500	274,750
Chesapeake Energy Corp.	13,700	227,694
Chevron Corp.	5,000	540,700
ConocoPhillips	7,500	434,925
Phillips 66	3,750	199,125
Royal Dutch Shell PLC ADR	7,900	544,705
Total S.A. ADR	10,600	551,306

		2,773,205

Paper & Forest Products—2.5%
International Paper Co.	13,800	549,792

Pharmaceuticals—7.6%
AstraZeneca PLC ADR	11,800	557,786
Merck & Co., Inc.	12,700	519,938
Pfizer, Inc.	22,400	561,792

		1,639,516

Real Estate Investment Trust—4.9%
Annaly Capital Management, Inc.	17,400	244,296
CBL & Associates Properties, Inc.	25,800	547,218
Hospitality Properties Trust	11,700	274,014

		1,065,528

Road & Rail—1.1%
Norfolk Southern Corp.	4,000	247,360

Semiconductors & Semiconductor Equipment—2.5%
Intel Corp.	13,400	276,442
KLA-Tencor Corp.	5,700	272,232

		548,674

Software—3.8%
CA, Inc.	12,300	270,354
Microsoft Corp.	20,200	539,946

		810,300

Specialty Retail—1.3%
Staples, Inc.	23,900	272,460

Total Investments (cost—$20,002,068)—100.2%		21,644,796

Liabilities in excess of other assets—(0.2)%		(37,585)

Net Assets—100.0%		$21,607,211

Glossary:
ADR—American Depositary Receipt

AllianzGI NFJ Dividend Value

	Shares	Value
COMMON STOCK—98.6%
Aerospace & Defense—3.9%
Lockheed Martin Corp.	1,651,200	$152,389,248
Northrop Grumman Corp.	2,245,300	151,737,374

		304,126,622

Beverages—2.0%
Molson Coors Brewing Co., Class B	3,738,803	159,983,380

Capital Markets—2.0%
Ameriprise Financial, Inc.	2,568,866	160,888,078

Chemicals—2.0%
EI du Pont de Nemours & Co.	3,511,700	157,921,149

Commercial Banks—8.3%
Fifth Third Bancorp	10,516,800	159,750,192
PNC Financial Services Group, Inc.	2,839,278	165,558,300
Wells Fargo & Co.	9,555,800	326,617,244

		651,925,736

Commercial Services & Supplies—0.0%
RR Donnelley & Sons Co.	37,179	334,611

Communications Equipment—3.8%
Cisco Systems, Inc.	7,647,000	150,263,550
Harris Corp.	3,055,800	149,611,968

		299,875,518

Diversified Financial Services—3.9%
JPMorgan Chase & Co.	6,899,900	303,388,603

Diversified Telecommunication Services—1.7%
AT&T, Inc.	4,035,100	136,023,221

Electric Utilities—2.0%
American Electric Power Co., Inc.	3,666,400	156,481,952

Energy Equipment & Services—2.0%
Ensco PLC, Class A	2,676,500	158,662,920

Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	2,236,600	152,603,218

Health Care Equipment & Supplies—1.9%
Medtronic, Inc.	3,598,000	147,589,960

Household Durables—1.6%
Whirlpool Corp.	1,232,700	125,427,225

Household Products—1.8%
Kimberly-Clark Corp.	1,648,600	139,191,298

Industrial Conglomerates—1.9%
General Electric Co.	7,001,100	146,953,089

Insurance—5.8%
Allstate Corp.	3,660,000	147,022,200
MetLife, Inc.	4,638,300	152,785,602
Travelers Cos., Inc.	2,209,000	158,650,380

		458,458,182

Leisure Equipment & Products—1.8%
Mattel, Inc.	3,922,400	143,638,288

Metals & Mining—4.6%
Barrick Gold Corp.	5,387,700	188,623,377
Freeport-McMoRan Copper & Gold, Inc.	5,108,300	174,703,860

		363,327,237

Office Electronics—2.0%
Xerox Corp.	22,680,400	154,680,328

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	39

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels—16.0%
Chevron Corp.	1,474,700	$159,474,058
ConocoPhillips	5,408,300	313,627,317
Marathon Oil Corp.	5,127,000	157,193,820
Phillips 66	3,006,600	159,650,460
Royal Dutch Shell PLC ADR	2,171,300	149,711,135

Total S.A. ADR	6,140,600	319,372,606

		1,259,029,396

Paper & Forest Products—4.1%
International Paper Co.	8,109,200	323,070,528

Pharmaceuticals—9.6%
AstraZeneca PLC ADR	6,707,500	317,063,525
Johnson & Johnson	2,082,100	145,955,210
Merck & Co., Inc.	3,379,200	138,344,448
Pfizer, Inc.	6,281,200	157,532,496

		758,895,679

Real Estate Investment Trust—2.0%
Annaly Capital Management, Inc.	11,017,400	154,684,296

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	15,638,774	322,627,908

Software—3.9%
CA, Inc.	7,039,700	154,732,606
Microsoft Corp.	5,543,250	148,171,072

		302,903,678

Specialty Retail—2.2%
Staples, Inc.	15,374,600	175,270,440

Tobacco—1.8%
Reynolds American, Inc.	3,433,700	142,258,191

Total Common Stock (cost—$6,997,483,643)		7,760,220,731

MUTUAL FUNDS—0.3%
AllianzGI Money Market Fund, Institutional II Class (a)
(cost—$25,000,000)	25,000,000	25,000,000

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $97,585,054; collateralized by Fannie Mae, 2.23%, due 12/6/22, valued at $99,539,269 including accrued interest
(cost—$97,585,000)	$97,585	97,585,000

Total Investments (cost—$7,120,068,643)—100.1%		7,882,805,731

Liabilities in excess of other assets—(0.1)%		(7,175,896)

Net Assets—100.0%		$7,875,629,835

Notes to Schedule of Investments:
(a) Affiliated security.

Glossary:
ADR—American Depositary Receipt

AllianzGI NFJ Large-Cap Value

	Shares	Value
COMMON STOCK—99.4%
Aerospace & Defense—3.0%
Northrop Grumman Corp.	274,000	$18,516,920

Beverages—1.0%
Molson Coors Brewing Co., Class B	146,700	6,277,293

Biotechnology—1.0%
Amgen, Inc.	75,500	6,517,160

Capital Markets—2.1%
Goldman Sachs Group, Inc.	50,100	6,390,756
State Street Corp.	136,900	6,435,669

		12,826,425

Chemicals—2.0%
CF Industries Holdings, Inc.	29,500	5,993,220
PPG Industries, Inc.	49,200	6,659,220

		12,652,440

Commercial Banks—7.0%
Fifth Third Bancorp	435,800	6,619,802
PNC Financial Services Group, Inc.	208,400	12,151,804
U.S. Bancorp	197,800	6,317,732
Wells Fargo & Co.	549,800	18,792,164

		43,881,502

Communications Equipment—2.0%
Cisco Systems, Inc.	632,500	12,428,625

Consumer Finance—1.0%
SLM Corp.	370,400	6,344,952

Diversified Financial Services—3.0%
JPMorgan Chase & Co.	427,100	18,779,587

Diversified Telecommunication Services—2.8%
AT&T, Inc.	523,600	17,650,556

Electric Utilities—2.9%
American Electric Power Co., Inc.	281,200	12,001,616
PPL Corp.	224,100	6,415,983

		18,417,599

Energy Equipment & Services—2.0%
Diamond Offshore Drilling, Inc.	92,000	6,252,320
Ensco PLC, Class A	109,400	6,485,232

		12,737,552

Food & Staples Retailing—4.0%
Kroger Co.	472,000	12,281,440
Walgreen Co.	342,700	12,683,327

		24,964,767

Food Products—2.0%
ConAgra Foods, Inc.	419,200	12,366,400

Health Care Equipment & Supplies—3.0%
Abbott Laboratories	190,700	12,490,850
Medtronic, Inc.	155,200	6,366,304

		18,857,154

Health Care Providers & Services—2.1%
Cigna Corp.	239,500	12,803,670

Household Products—2.1%
Kimberly-Clark Corp.	153,800	12,985,334

Industrial Conglomerates—2.9%
General Electric Co.	876,400	18,395,636

Insurance—6.0%
Allstate Corp.	463,000	18,598,710
MetLife, Inc.	371,500	12,237,210

	Shares	Value
Travelers Cos., Inc.	88,900	$6,384,798

		37,220,718

Leisure Equipment & Products—1.0%
Mattel, Inc.	174,900	6,404,838

Machinery—1.0%
Parker Hannifin Corp.	75,500	6,422,030

Media—3.2%
CBS Corp., Class B	168,500	6,411,425
Time Warner, Inc.	278,833	13,336,582

		19,748,007

Metals & Mining—1.8%
Freeport-McMoRan Copper & Gold, Inc.	331,200	11,327,040

Multiline Retail—1.0%
Macy’s, Inc.	152,000	5,931,040

Office Electronics—1.8%
Xerox Corp.	1,632,100	11,130,922

Oil, Gas & Consumable Fuels—15.3%
Chesapeake Energy Corp.	342,800	5,697,336
Chevron Corp.	171,100	18,502,754
ConocoPhillips	326,800	18,951,132
Marathon Oil Corp.	407,300	12,487,818
Phillips 66	278,800	14,804,280
Royal Dutch Shell PLC ADR	183,600	12,659,220
Total S.A. ADR	246,900	12,841,269

		95,943,809

Paper & Forest Products—2.0%
International Paper Co.	319,500	12,728,880

Pharmaceuticals—10.0%
AstraZeneca PLC ADR	261,700	12,370,559
Eli Lilly & Co.	136,500	6,732,180
Johnson & Johnson	178,400	12,505,840
Merck & Co., Inc.	295,600	12,101,864
Pfizer, Inc.	754,700	18,927,876

		62,638,319

Real Estate Investment Trust—2.0%
Annaly Capital Management, Inc.	425,500	5,974,020
Kimco Realty Corp.	334,200	6,456,744

		12,430,764

Road & Rail—0.9%
Norfolk Southern Corp.	89,600	5,540,864

Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	607,200	12,526,536
KLA-Tencor Corp.	129,700	6,194,472

		18,721,008

Software—2.7%
Microsoft Corp.	629,500	16,826,535

Specialty Retail—0.9%
Staples, Inc.	491,100	5,598,540

Tobacco—0.9%
Altria Group, Inc.	184,100	5,784,422

Total Investments (cost—$535,774,357)—99.4%		621,801,308

Other assets less liabilities—0.6%		3,488,677

Net Assets—100.0%		$625,289,985

Glossary:
ADR—American Depositary Receipt

40	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI NFJ Mid-Cap Value

	Shares	Value
COMMON STOCK—96.7%
Aerospace & Defense—1.7%
Elbit Systems Ltd.	117,000	$4,685,850
L-3 Communications Holdings, Inc.	89,100	6,826,842

		11,512,692

Auto Components—2.4%
Cie Generale des Etablissements Michelin ADR	426,400	8,182,616
Magna International, Inc.	164,700	8,238,294

		16,420,910

Beverages—3.2%
Coca-Cola Enterprises, Inc.	242,200	7,685,006
Dr. Pepper Snapple Group, Inc.	173,800	7,678,484
Molson Coors Brewing Co., Class B	154,500	6,611,055

		21,974,545

Capital Markets—3.4%
Ameriprise Financial, Inc.	131,300	8,223,319
Ares Capital Corp.	404,600	7,080,500
Raymond James Financial, Inc.	206,600	7,960,298

		23,264,117

Chemicals—4.7%
Agrium, Inc.	86,300	8,622,233
Albemarle Corp.	120,300	7,473,036
CF Industries Holdings, Inc.	37,526	7,623,782
Eastman Chemical Co.	126,100	8,581,105

		32,300,156

Commercial Banks—7.7%
Banco de Chile ADR	92,835	8,958,578
BB&T Corp.	238,400	6,939,824
Comerica, Inc.	227,100	6,890,214
East West Bancorp, Inc.	326,700	7,020,783
Fifth Third Bancorp	519,200	7,886,648
KeyCorp	886,200	7,461,804
Regions Financial Corp.	978,900	6,969,768

		52,127,619

Commercial Services & Supplies—1.0%
Waste Management, Inc.	200,300	6,758,122

Communications Equipment—1.1%
Harris Corp.	150,400	7,363,584

Computers & Peripherals—1.1%
Seagate Technology PLC	254,600	7,760,208

Construction & Engineering—1.0%
KBR, Inc.	234,900	7,028,208

Consumer Finance—1.2%
Discover Financial Services	214,000	8,249,700

Containers & Packaging—2.1%
Ball Corp.	159,500	7,137,625
Rexam PLC ADR	205,700	7,351,718

		14,489,343

Diversified Financial Services—1.1%
NYSE Euronext	226,500	7,143,810

Electric Utilities—3.0%
American Electric Power Co., Inc.	165,100	7,046,468
Entergy Corp.	101,800	6,489,750
PPL Corp.	234,500	6,713,735

		20,249,953

	Shares	Value
Electronic Equipment, Instruments & Components—3.2%
Corning, Inc.	600,100	$7,573,262
Jabil Circuit, Inc.	330,800	6,381,132
TE Connectivity Ltd.	204,100	7,576,192

		21,530,586

Energy Equipment & Services—2.2%
Diamond Offshore Drilling, Inc.	104,500	7,101,820
Ensco PLC, Class A	133,800	7,931,664

		15,033,484

Food Products—4.1%
Archer-Daniels-Midland Co.	255,700	7,003,623
Campbell Soup Co.	182,400	6,363,936
ConAgra Foods, Inc.	268,400	7,917,800
Tyson Foods, Inc., Class A	333,800	6,475,720

		27,761,079

Health Care Equipment & Supplies—3.2%
Smith & Nephew PLC ADR	133,100	7,373,740
St. Jude Medical, Inc.	198,000	7,155,720
Zimmer Holdings, Inc.	107,200	7,145,952

		21,675,412

Health Care Providers & Services—5.1%
AmerisourceBergen Corp.	172,500	7,448,550
Cigna Corp.	130,500	6,976,530
McKesson Corp.	73,700	7,145,952
Quest Diagnostics, Inc.	106,700	6,217,409
Universal Health Services, Inc., Class B	150,100	7,257,335

		35,045,776

Hotels, Restaurants & Leisure—0.8%
Darden Restaurants, Inc.	127,900	5,764,453

Household Products—2.2%
Clorox Co.	110,400	8,083,488
Energizer Holdings, Inc.	84,500	6,758,310

		14,841,798

Insurance—7.2%
Aon PLC	131,700	7,322,520
Assurant, Inc.	178,900	6,207,830
HCC Insurance Holdings, Inc.	193,700	7,207,577
Loews Corp.	213,500	8,700,125
Reinsurance Group of America, Inc.	119,000	6,368,880
Unum Group	323,900	6,743,598
Willis Group Holdings PLC	192,000	6,437,760

		48,988,290

IT Services—0.8%
Western Union Co.	423,300	5,761,113

Leisure Equipment & Products—0.9%
Hasbro, Inc.	177,200	6,361,480

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	181,300	7,422,422

Machinery—3.1%
Flowserve Corp.	50,800	7,457,440
Parker Hannifin Corp.	81,700	6,949,402
Xylem, Inc.	258,900	7,016,190

		21,423,032

Media—3.0%
McGraw-Hill Cos., Inc.	121,500	6,642,405
Omnicom Group, Inc.	137,300	6,859,508
Pearson PLC ADR	339,100	6,626,014

		20,127,927

	Shares	Value
Metals & Mining—4.6%
Franco-Nevada Corp.	149,486	$8,533,040
Gold Fields Ltd. ADR	581,200	7,259,188
Silver Wheaton Corp.	208,400	7,519,072
Yamana Gold, Inc.	469,800	8,085,258

		31,396,558

Multi-Utilities—0.9%
Alliant Energy Corp.	146,600	6,437,206

Multiline Retail—0.9%
Kohl’s Corp.	139,600	6,000,008

Oil, Gas & Consumable Fuels—6.1%
Alliance Resource Partners L.P.	88,747	5,153,538
Cimarex Energy Co.	79,300	4,577,989
Energen Corp.	143,000	6,447,870
Murphy Oil Corp.	148,200	8,825,310
Sunoco Logistics Partners L.P.	167,500	8,329,775
Valero Energy Corp.	231,700	7,905,604

		41,240,086

Paper & Forest Products—1.2%
International Paper Co.	201,200	8,015,808

Professional Services—1.0%
Dun & Bradstreet Corp.	86,600	6,811,090

Real Estate Investment Trust—1.0%
Liberty Property Trust	188,400	6,739,068

Road & Rail—1.9%
CSX Corp.	295,500	5,830,215
Norfolk Southern Corp.	112,400	6,950,816

		12,781,031

Semiconductors & Semiconductor Equipment—1.9%
Avago Technologies Ltd.	202,000	6,395,320
KLA-Tencor Corp.	143,200	6,839,232

		13,234,552

Software—0.9%
CA, Inc.	279,000	6,132,420

Specialty Retail—0.9%
Advance Auto Parts, Inc.	84,900	6,142,515

Textiles, Apparel & Luxury Goods—1.0%
Coach, Inc.	117,500	6,522,425

Tobacco—1.8%
Lorillard, Inc.	50,000	5,833,500
Reynolds American, Inc.	149,300	6,185,499

		12,018,999

Wireless Telecommunication Services—1.0%
SK Telecom Co., Ltd. ADR	433,600	6,863,888

Total Common Stock (cost—$538,256,049)		658,715,473

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $23,685,013; collateralized by Fannie Mae, 2.23%, due 12/6/22, valued at $24,160,163 including accrued interest
(cost—$23,685,000)	$23,685	23,685,000

Total Investments (cost—$561,941,049)—100.2%		682,400,473

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	41

Schedule of Investments

December 31, 2012 (unaudited)

Value

Liabilities in excess of other assets—(0.2)%	$(1,587,775)

Net Assets—100.0%	$680,812,698

Glossary:
ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value

	Shares	Value
COMMON STOCK—95.0%
Aerospace & Defense—4.2%
Alliant Techsystems, Inc.	1,414,700	$87,654,812
Cubic Corp.	448,779	21,527,929
Curtiss-Wright Corp.	1,895,900	62,242,397
Elbit Systems Ltd.	344,800	13,809,240
Triumph Group, Inc.	1,532,500	100,072,250

		285,306,628

Beverages—0.2%
Cott Corp.	1,715,500	13,775,465

Capital Markets—2.3%
Duff & Phelps Corp., Class A	771,377	12,048,909
Raymond James Financial, Inc.	1,937,400	74,648,022
SEI Investments Co.	3,100,200	72,358,668

		159,055,599

Chemicals—6.8%
A Schulman, Inc.	1,151,887	33,324,091
Cabot Corp.	1,872,600	74,510,754
Innophos Holdings, Inc.	1,035,700	48,160,050
Methanex Corp.	2,154,000	68,647,980
NewMarket Corp.	288,700	75,697,140
Olin Corp.	843,700	18,215,483
Quaker Chemical Corp.	560,822	30,205,873
Rentech Nitrogen Partners L.P.	652,222	24,582,247
Sensient Technologies Corp.	1,871,500	66,550,540
Stepan Co.	473,416	26,293,525

		466,187,683

Commercial Banks—7.4%
Bank of Hawaii Corp.	1,470,400	64,771,120
CapitalSource, Inc.	7,092,200	53,758,876
Community Trust Bancorp, Inc.	208,000	6,818,240
First Niagara Financial Group, Inc.	8,761,700	69,480,281
FirstMerit Corp.	752,700	10,680,813
Fulton Financial Corp.	6,911,300	66,417,593
Glacier Bancorp, Inc.	105,365	1,549,919
Lakeland Financial Corp.	251,515	6,499,148
Old National Bancorp	2,734,400	32,457,328
Prosperity Bancshares, Inc.	1,526,100	64,096,200
Southside Bancshares, Inc.	356,900	7,516,314
Susquehanna Bancshares, Inc.	4,763,700	49,923,576
Tompkins Financial Corp.	185,800	7,365,112
Trustmark Corp.	2,512,000	56,419,520
WesBanco, Inc.	341,049	7,578,109

		505,332,149

Commercial Services & Supplies—2.7%
ABM Industries, Inc.	726,800	14,499,660
Avery Dennison Corp.	1,859,200	64,923,264
Brink’s Co.	2,082,300	59,408,019
Ennis, Inc.	360,781	5,581,282
McGrath RentCorp	332,942	9,661,977
UniFirst Corp.	404,500	29,657,940

		183,732,142

Computers & Peripherals—0.9%
Diebold, Inc.	2,118,455	64,845,908

Construction & Engineering—1.2%
Great Lakes Dredge & Dock Corp.	1,694,200	15,129,206
KBR, Inc.	2,265,900	67,795,728

		82,924,934

	Shares	Value
Consumer Finance—1.0%
Cash America International, Inc. (a)	1,676,891	$66,522,266

Containers & Packaging—2.0%
Rock-Tenn Co., Class A	959,000	67,043,690
Sonoco Products Co.	2,394,650	71,192,944

		138,236,634

Diversified Consumer Services—0.4%
Hillenbrand, Inc.	1,281,700	28,979,237

Electric Utilities—2.4%
El Paso Electric Co.	843,704	26,922,595
Great Plains Energy, Inc.	1,707,000	34,669,170
Portland General Electric Co.	1,861,800	50,938,848
Westar Energy, Inc.	1,714,600	49,071,852

		161,602,465

Electrical Equipment—1.2%
Belden, Inc.	1,840,955	82,824,565

Electronic Equipment, Instruments & Components—1.2%
AVX Corp.	1,404,200	15,137,276
Jabil Circuit, Inc.	3,320,100	64,044,729

		79,182,005

Energy Equipment & Services—2.2%
Bristow Group, Inc.	1,572,100	84,358,886
Tidewater, Inc.	1,542,000	68,896,560

		153,255,446

Food & Staples Retailing—2.2%
Andersons, Inc. (a)	1,110,112	47,623,805
Casey’s General Stores, Inc.	601,209	31,924,198
Harris Teeter Supermarkets, Inc.	1,594,800	61,495,488
Weis Markets, Inc.	310,600	12,166,202

		153,209,693

Food Products—2.4%
Cal-Maine Foods, Inc. (a)	1,086,800	43,711,096
Fresh Del Monte Produce, Inc.	850,700	22,415,945
Ingredion, Inc.	1,578,200	101,683,426

		167,810,467

Gas Utilities—3.3%
AGL Resources, Inc.	1,183,900	47,320,483
Atmos Energy Corp.	1,801,600	63,272,192
Suburban Propane Partners L.P.	792,500	30,796,550
UGI Corp.	2,529,600	82,743,216

		224,132,441

Health Care Equipment & Supplies—3.9%
Cooper Cos., Inc.	1,016,700	94,024,416
Invacare Corp.	1,174,900	19,150,870
STERIS Corp.	2,203,300	76,520,609
Teleflex, Inc.	1,137,800	81,136,518

		270,832,413

Health Care Providers & Services—1.0%
Ensign Group, Inc.	119,505	3,249,341
Owens & Minor, Inc.	2,392,500	68,210,175

		71,459,516

Hotels, Restaurants & Leisure—2.3%
Bob Evans Farms, Inc.	723,939	29,102,348
Cracker Barrel Old Country Store, Inc.	747,600	48,040,776
International Game Technology	5,554,100	78,701,597

		155,844,721

42	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Household Durables—1.1%
Harman International Industries, Inc.	1,676,725	$74,849,004

Industrial Conglomerates—0.2%
Standex International Corp.	229,074	11,749,205

Insurance—1.9%
American Financial Group, Inc.	1,818,000	71,847,360
Amtrust Financial Services, Inc.	1,345,730	38,608,994
Montpelier Re Holdings Ltd.	815,078	18,632,683

		129,089,037

Internet Software & Services—0.6%
j2 Global, Inc.	1,290,700	39,469,606

Leisure Equipment & Products—0.7%
Sturm Ruger & Co., Inc. (a)	1,118,400	50,775,360

Life Sciences Tools & Services—1.2%
PerkinElmer, Inc.	2,656,672	84,322,769

Machinery—7.2%
Barnes Group, Inc.	2,115,200	47,507,392
Crane Co.	1,794,100	83,030,948
ITT Corp.	3,093,907	72,583,058
Kennametal, Inc.	2,037,800	81,512,000
Titan International, Inc. (a)	2,624,700	57,008,484
Trinity Industries, Inc.	1,307,235	46,825,158
Valmont Industries, Inc.	755,100	103,108,905

		491,575,945

Media—2.2%
Cinemark Holdings, Inc.	3,214,000	83,499,720
Meredith Corp. (a)	1,951,900	67,242,955

		150,742,675

Metals & Mining—4.0%
AMCOL International Corp.	628,204	19,273,299
HudBay Minerals, Inc.	6,498,764	65,464,577
IAMGOLD Corp.	4,278,000	49,068,660
Royal Gold, Inc.	1,044,755	84,949,029
Steel Dynamics, Inc.	4,219,200	57,929,616

		276,685,181

Multi-Utilities—0.4%
Avista Corp.	1,137,500	27,425,125

Oil, Gas & Consumable Fuels—10.0%
Alliance Resource Partners L.P.	677,400	39,336,618
Berry Petroleum Co., Class A	2,100,900	70,485,195
Buckeye Partners L.P.	1,005,100	45,641,591
Cimarex Energy Co.	1,023,900	59,109,747
CVR Energy, Inc. (b)	2,090,500	101,995,495
Delek U.S. Holdings, Inc.	260,200	6,588,264
Energen Corp.	1,521,000	68,581,890
Pioneer Southwest Energy Partners L.P.	744,100	16,891,070
Ship Finance International Ltd.	2,285,462	38,007,233
Sunoco Logistics Partners L.P.	1,532,370	76,204,760
TC Pipelines L.P.	281,278	11,352,380
Transmontaigne Partners L.P.	435,500	16,535,935
Western Refining, Inc.	1,223,400	34,487,646
World Fuel Services Corp.	2,476,473	101,956,394

		687,174,218

	Shares	Value
Paper & Forest Products—1.0%
Buckeye Technologies, Inc.	1,224,300	$35,149,653
Domtar Corp.	164,885	13,771,195
Neenah Paper, Inc.	751,213	21,387,034

		70,307,882

Real Estate Investment Trust—4.4%
American Realty Capital Trust, Inc.	1,098,537	12,688,102
Franklin Street Properties Corp.	2,722,400	33,512,744
Hatteras Financial Corp.	1,298,200	32,208,342
Omega Healthcare Investors, Inc.	2,862,400	68,268,240
PS Business Parks, Inc.	671,400	43,627,572
Retail Properties of America, Inc.	3,704,101	44,338,089
Starwood Property Trust, Inc.	2,933,200	67,346,272

		301,989,361

Road & Rail—0.7%
Werner Enterprises, Inc.	2,217,541	48,054,113

Software—0.7%
Fair Isaac Corp.	1,074,437	45,158,587

Specialty Retail—3.0%
Aaron’s, Inc.	2,268,800	64,161,664
Buckle, Inc.	1,477,617	65,960,823
Group 1 Automotive, Inc.	1,090,023	67,570,526
Rent-A-Center, Inc.	196,600	6,755,176

		204,448,189

Textiles, Apparel & Luxury Goods—1.5%
True Religion Apparel, Inc.	1,027,718	26,124,591
Wolverine World Wide, Inc.	1,796,664	73,627,291

		99,751,882

Thrifts & Mortgage Finance—0.7%
Washington Federal, Inc.	2,938,600	49,574,182

Tobacco—1.0%
Universal Corp. (a)	1,329,200	66,340,372

Trading Companies & Distributors—1.3%
Applied Industrial Technologies, Inc.	559,000	23,483,590
TAL International Group, Inc.	1,036,700	37,715,146
Textainer Group Holdings Ltd.	813,572	25,594,975

		86,793,711

Total Common Stock (cost—$5,062,399,642)		6,511,328,781

MUTUAL FUNDS—1.2%
AllianzGI Money Market Fund, Institutional II Class (a)	25,000,000	25,000,000
Central Fund of Canada Ltd., Class A	2,848,100	59,895,543

Total Mutual Funds (cost—$60,006,745)		84,895,543

	Principal Amount (000s)	Value
Repurchase Agreements—4.3%

State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $291,976,162; collateralized by Fannie Mae, 2.23%—2.26%, due 12/6/22-12/12/22, valued at $276,725,475 including accrued interest and Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $21,093,806 including accrued interest

(cost—$291,976,000)	$291,976	$291,976,000

Total Investments (cost—$5,414,382,387)—100.5%		6,888,200,324

Liabilities in excess of other assets—(0.5)%		(32,354,734)

Net Assets—100.0%		$6,855,845,590

Notes to Schedule of Investments:
(a) Affiliated security.

(b) Non-income producing.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	43

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Opportunity

	Shares	Value
COMMON STOCK—99.9%
Auto Components—1.4%
Tenneco, Inc. (a)	57,970	$2,035,327

Automobiles—2.1%
Tesla Motors, Inc. (a)	91,850	3,110,960

Biotechnology—5.0%
Amarin Corp. PLC ADR (a)	253,960	2,054,536
Ariad Pharmaceuticals, Inc. (a)	72,425	1,389,111
Cubist Pharmaceuticals, Inc. (a)	30,776	1,294,439
Emergent Biosolutions, Inc. (a)	91,614	1,469,489
Myriad Genetics, Inc. (a)	36,950	1,006,888

		7,214,463

Capital Markets—2.7%
Financial Engines, Inc. (a)	37,730	1,047,007
WisdomTree Investments, Inc. (a)	481,955	2,949,565

		3,996,572

Chemicals—1.5%
American Vanguard Corp.	71,405	2,218,553

Commercial Services & Supplies—2.1%
InnerWorkings, Inc. (a)	88,730	1,222,700
Mobile Mini, Inc. (a)	85,786	1,786,922

		3,009,622

Communications Equipment—3.4%
Acme Packet, Inc. (a)	136,100	3,010,532
Aruba Networks, Inc. (a)	55,170	1,144,777
Finisar Corp. (a)	45,630	743,769

		4,899,078

Construction & Engineering—1.6%
MasTec, Inc. (a)	93,860	2,339,930

Consumer Finance—2.5%
Encore Capital Group, Inc. (a)	117,563	3,599,779

Diversified Consumer Services—3.0%
American Public Education, Inc. (a)	120,815	4,362,630

Diversified Financial Services—1.1%
PHH Corp. (a)	71,035	1,616,046

Diversified Telecommunication Services—1.4%
Cogent Communications Group, Inc.	91,808	2,078,533

Electrical Equipment—2.4%
Polypore International, Inc. (a)	73,995	3,440,768

Electronic Equipment, Instruments & Components—2.3%
IPG Photonics Corp.	50,839	3,388,419

Food Products—0.8%
Boulder Brands, Inc. (a)	82,745	1,067,411
Hain Celestial Group, Inc. (a)	2,270	123,079

		1,190,490

Health Care Equipment & Supplies—4.6%
Align Technology, Inc. (a)	107,972	2,996,223
Insulet Corp. (a)	60,785	1,289,857
OraSure Technologies, Inc. (a)	189,800	1,362,764
Spectranetics Corp. (a)	75,240	1,111,295

		6,760,139

	Shares	Value
Health Care Providers & Services—1.1%
Accretive Health, Inc. (a)	143,265	$1,656,143

Health Care Technology—0.7%
Medidata Solutions, Inc. (a)	27,725	1,086,543

Hotels, Restaurants & Leisure—1.3%
Life Time Fitness, Inc. (a)	37,796	1,859,941

Household Durables—3.8%
M/I Homes, Inc. (a)	72,055	1,909,457
SodaStream International Ltd. (a)	81,995	3,680,756

		5,590,213

Internet Software & Services—5.1%
Constant Contact, Inc. (a)	261,470	3,715,489
ExactTarget, Inc. (a)	53,070	1,061,400
Internap Network Services Corp. (a)	171,142	1,187,725
VistaPrint NV (a)	42,557	1,398,423

		7,363,037

IT Services—2.5%
InterXion Holding NV (a)	18,890	448,826
Lender Processing Services, Inc.	129,920	3,198,631

		3,647,457

Life Sciences Tools & Services—0.7%
Parexel International Corp. (a)	32,930	974,399

Machinery—4.5%
Manitowoc Co., Inc.	145,900	2,287,712
Wabash National Corp. (a)	471,294	4,227,507

		6,515,219

Media—1.0%
Pandora Media, Inc. (a)	152,445	1,399,445

Metals & Mining—6.4%
Globe Specialty Metals, Inc.	190,870	2,624,463
Haynes International, Inc.	36,151	1,875,152
Horsehead Holding Corp. (a)	247,040	2,522,279
Materion Corp.	17,140	441,869
Walter Energy, Inc.	52,055	1,867,733

		9,331,496

Oil, Gas & Consumable Fuels—11.1%
Carrizo Oil & Gas, Inc. (a)	142,280	2,976,498
Comstock Resources, Inc. (a)	272,342	4,120,534
Goodrich Petroleum Corp. (a)	379,215	3,534,284
Halcon Resources Corp. (a)	32,585	225,488
Quicksilver Resources, Inc. (a)	883,921	2,528,014
Scorpio Tankers, Inc. (a)	399,123	2,837,765

		16,222,583

Personal Products—1.6%
Medifast, Inc. (a)	85,705	2,261,755

Professional Services—3.8%
Acacia Research Corp. (a)	149,371	3,831,366
FTI Consulting, Inc. (a)	52,467	1,731,411

		5,562,777

Road & Rail—0.8%
Celadon Group, Inc.	67,204	1,214,376

Semiconductors & Semiconductor Equipment—4.6%
Cavium, Inc. (a)	96,170	3,001,466
Inphi Corp. (a)	277,715	2,660,510

	Shares	Value
Power Integrations, Inc.	32,515	$1,092,829

		6,754,805

Software—5.4%
BroadSoft, Inc. (a)	102,502	3,723,898
CommVault Systems, Inc. (a)	15,400	1,073,534
QLIK Technologies, Inc. (a)	81,270	1,765,184
Sourcefire, Inc. (a)	27,255	1,286,981

		7,849,597

Specialty Retail—1.6%
Francesca’s Holdings Corp. (a)	88,680	2,302,133

Textiles, Apparel & Luxury Goods—1.4%
Steven Madden Ltd. (a)	25,615	1,082,746
Tumi Holdings, Inc. (a)	49,115	1,024,048

		2,106,794

Thrifts & Mortgage Finance—2.5%
Nationstar Mortgage Holdings, Inc. (a)	116,630	3,613,197

Trading Companies & Distributors—2.1%
United Rentals, Inc. (a)	65,775	2,994,078

Total Investments (cost—$130,727,889)—99.9%		145,567,297

Other assets less liabilities—0.1%		80,606

Net Assets—100.0%		$145,647,903

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

44	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI U.S. Managed Volatility

	Shares	Value
COMMON STOCK—97.5%
Beverages—3.7%
PepsiCo, Inc.	11,600	$793,788

Chemicals—0.4%
Sherwin-Williams Co.	500	76,910

Commercial Banks—0.3%
Regions Financial Corp.	10,100	71,912

Commercial Services & Supplies—0.4%
Waste Connections, Inc.	2,400	81,096

Diversified Financial Services—0.3%
CBOE Holdings, Inc.	2,100	61,866

Diversified Telecommunication Services—6.3%
AT&T, Inc.	14,200	478,682
CenturyLink, Inc.	10,400	406,848
Verizon Communications, Inc.	11,100	480,297

		1,365,827

Electric Utilities—10.8%
Duke Energy Corp.	11,199	714,496
Exelon Corp.	5,000	148,700
PPL Corp.	26,600	761,558
Southern Co.	16,300	697,803

		2,322,557

Food & Staples Retailing—3.9%
Wal-Mart Stores, Inc.	12,200	832,406

Food Products—15.7%
Campbell Soup Co.	16,700	582,663
Dean Foods Co. (a)	5,700	94,107
General Mills, Inc.	19,100	771,831
Hershey Co.	12,200	881,084
HJ Heinz Co.	3,900	224,952
Kellogg Co.	6,800	379,780
Mead Johnson Nutrition Co.	1,900	125,191
Ralcorp Holdings, Inc. (a)	3,600	322,740

		3,382,348

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	7,000	458,500

Health Care Providers & Services—0.3%
Catamaran Corp. (a)	1,500	70,665

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	1,800	158,778

Household Durables—0.5%
Lennar Corp., Class A	2,700	104,409

Household Products—8.4%
Clorox Co.	5,100	373,422
Kimberly-Clark Corp.	10,300	869,629
Procter & Gamble Co.	8,300	563,487

		1,806,538

Insurance—11.6%
Alleghany Corp. (a)	200	67,084
Allstate Corp.	9,700	389,649
American National Insurance Co.	5,000	341,450
Arch Capital Group Ltd. (a)	5,300	233,306
Erie Indemnity Co., Class A	2,500	173,050
Everest Re Group Ltd.	900	98,955
Markel Corp. (a)	400	173,368
PartnerRe Ltd.	2,300	185,127
Validus Holdings Ltd.	4,600	159,068
White Mountains Insurance Group Ltd.	1,300	669,500

		2,490,557

	Shares	Value
Internet Software & Services—0.4%
Facebook, Inc., Class A (a)	3,100	$82,553

IT Services—2.4%
Alliance Data Systems Corp. (a)	900	130,284
Amdocs Ltd.	7,300	248,127
Visa, Inc., Class A	900	136,422

		514,833

Multi-Utilities—4.9%
Consolidated Edison, Inc.	10,700	594,278
Dominion Resources, Inc.	6,400	331,520
PG&E Corp.	3,000	120,540

		1,046,338

Multiline Retail—4.3%
Dollar General Corp. (a)	11,100	489,399
Family Dollar Stores, Inc.	1,100	69,751
Macy’s, Inc.	3,700	144,374
Target Corp.	3,800	224,846

		928,370

Pharmaceuticals—1.4%
Johnson & Johnson	3,300	231,330
Pfizer, Inc.	2,600	65,208

		296,538

Professional Services—0.6%
Verisk Analytics, Inc., Class A (a)	2,400	122,400

Real Estate Investment Trust—8.6%
American Capital Agency Corp.	23,200	671,408
Annaly Capital Management, Inc.	48,400	679,536
Extra Space Storage, Inc.	3,700	134,643
Hatteras Financial Corp.	14,900	369,669

		1,855,256

Software—0.3%
Zynga, Inc., Class A (a)	31,300	74,181

Specialty Retail—5.4%
American Eagle Outfitters, Inc.	3,800	77,938
AutoZone, Inc. (a)	1,500	531,645
Gap, Inc.	5,100	158,304
Home Depot, Inc.	2,300	142,255
Ross Stores, Inc.	1,800	97,470
TJX Cos., Inc.	3,400	144,330

		1,151,942

Thrifts & Mortgage Finance—3.5%
Capitol Federal Financial, Inc.	63,900	746,991

Tobacco—0.3%
Altria Group, Inc.	2,000	62,840

Total Common Stock (cost—$20,674,973)		20,960,399

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $296,000; collateralized by Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $306,144 including accrued interest
(cost—$296,000)	$296	296,000

Value

Total Investments (cost—$20,970,973)—98.9%	$21,256,399

Other assets less liabilities—1.1%	230,349

Net Assets—100.0%	$21,486,748

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	45

Statements of Assets and Liabilities

December 31, 2012 (unaudited)
	AllianzGI Focused Growth	AllianzGI Income & Growth	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap

Assets:
Investments, at value	$446,611,776	$1,094,245,177	$292,277,485	$288,493,647
Investments in Affiliates, at value	—	—	—	—
Cash	851	53,270	101	390
Receivable for Fund shares sold	247,465	4,752,439	507,753	82,992
Dividends and interest receivable (net of foreign taxes)	351,326	8,992,241	167,999	104,170
Receivable for investments sold	13,589,049	—	1,440,921	980,938
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	72,334	29,110	55,637	11,303
Tax reclaims receivable	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—
Total Assets	460,872,801	1,108,072,237	294,449,896	289,673,440

Liabilities:
Payable for investments purchased	$10,536,289	$—	$2,123,158	$—
Payable for investments in Affiliates purchased	—	—	—	—
Payable for Fund shares redeemed	1,279,733	3,907,838	836,526	1,251,339
Payable to custodian for cash overdraft	—	—	—	—
Investment Advisory fees payable	164,089	569,463	93,862	112,286
Administration fees payable	142,738	339,370	75,083	91,968
Trustees Deferred Compensation Plan Payable (see Note 4)	72,334	29,110	55,637	11,303
Distribution fees payable	111,097	229,987	7,218	101,083
Servicing fees payable	81,515	160,185	11,666	50,540
Options written, at value	—	915,668	—	—
Dividends payable	—	—	—	—
Total Liabilities	12,387,795	6,151,621	3,203,150	1,618,519
Net Assets	$448,485,006	$1,101,920,616	$291,246,746	$288,054,921

Net Assets consist of:
Paid-in-capital	$376,098,443	$1,153,307,008	$249,709,516	$319,146,315
Undistributed (dividends in excess of) net investment income	101,012	947,299	59,449	(699,193)
Accumulated net realized gain (loss)	8,860,660	13,891,827	8,578,069	(49,990,778)
Net unrealized appreciation (depreciation)	63,424,891	(66,225,518)	32,899,712	19,598,577
Net Assets	$448,485,006	$1,101,920,616	$291,246,746	$288,054,921

Cost of Investments	$383,186,885	$1,160,304,414	$259,377,773	$268,895,070
Cost of Investments in Affiliates	$—	$—	$—	$—
Premiums Received for Options Written	$—	$749,387	$—	$—

Net Assets:
Class A	$201,109,459	$384,672,607	$42,508,839	$86,644,710
Class B	3,004,812	—	910,311	1,502,224
Class C	173,507,171	388,451,228	6,379,369	163,697,808
Class D	5,703,233	28,197,944	4,429,299	1,766,968
Class R	17,110,562	2,221,891	354,631	2,179,318
Class P	9,384,901	179,934,237	255,757	909,692
Institutional Class	27,513,808	118,442,709	218,560,027	30,123,588
Administrative Class	11,151,060	—	17,848,513	1,230,613

Shares Issued and Outstanding:
Class A	6,429,698	32,708,479	3,342,129	31,691,790
Class B	121,706	—	76,479	597,742
Class C	7,027,458	34,110,560	536,766	65,352,050
Class D	208,321	2,388,451	344,969	635,301
Class R	658,458	187,886	28,073	796,858
Class P	362,514	15,161,540	19,686	308,680
Institutional Class	941,635	9,944,827	16,809,847	10,216,612
Administrative Class	397,565	—	1,386,348	434,469

Net Asset Value and Redemption Price Per Share:*
Class A	$31.28	$11.76	$12.72	$2.73
Class B	24.69	—	11.90	2.51
Class C	24.69	11.39	11.88	2.50
Class D	27.38	11.81	12.84	2.78
Class R	25.99	11.83	12.63	2.73
Class P	25.89	11.87	12.99	2.95
Institutional Class	29.22	11.91	13.00	2.95
Administrative Class	28.05	—	12.87	2.83

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

46	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI U.S. Managed Volatility

$21,644,796	$7,857,805,731	$621,801,308	$682,400,473	$6,463,975,986	$145,567,297	$21,256,399
—	25,000,000	—	—	424,224,338	—	—
—	227	2,611,588	233	—	—	178
48,763	17,042,610	916,202	228,562	14,336,642	196,931	163,418
57,687	15,815,910	1,138,459	767,336	8,302,832	—	89,886
411,699	—	1,295,623	122,634	8,360,110	2,794,633	—
3,442	955,002	122,409	152,052	685,212	29,653	3,837
1,320	738,833	14,497	—	—	—	—
—	2,894	—	—	193,379	—	—
22,167,707	7,917,361,207	627,900,086	683,671,290	6,920,078,499	148,588,514	21,513,718

$—	$14,242,637	$—	$—	$23,248,402	$—	$—
—	—	—	—	2,342,005	—	—
236,783	20,803,654	1,965,979	1,928,079	31,627,455	491,610	8,376
293,844	—	—	—	796,601	2,257,199	—
11,552	2,819,195	225,203	325,453	3,078,475	69,851	5,107
7,075	1,900,487	174,986	211,988	1,466,713	42,860	5,898
3,442	955,002	122,409	152,052	685,212	29,653	3,837
4,037	510,844	61,386	118,793	481,018	29,846	1,799
3,763	499,510	60,138	122,227	507,028	19,592	1,953
—	—	—	—	—	—	—
—	43	—	—	—	—	—
560,496	41,731,372	2,610,101	2,858,592	64,232,909	2,940,611	26,970
$21,607,211	$7,875,629,835	$625,289,985	$680,812,698	$6,855,845,590	$145,647,903	$21,486,748

$34,171,323	$9,472,631,396	$1,126,492,364	$822,680,857	$5,245,170,418	$152,941,283	$24,163,237
17,169	(575,796)	(98,140)	(805,923)	59,114,578	(2,036,516)	1,573
(14,221,169)	(2,359,171,852)	(587,131,190)	(261,265,800)	82,997,250	(20,096,272)	(2,963,488)
1,639,888	762,746,087	86,026,951	120,203,564	1,468,563,344	14,839,408	285,426
$21,607,211	$7,875,629,835	$625,289,985	$680,812,698	$6,855,845,590	$145,647,903	$21,486,748

$20,002,068	$7,095,068,643	$535,774,357	$561,941,049	$5,074,431,856	$130,727,889	$20,970,973
$—	$25,000,000	$—	$—	$339,950,531	$—	$—
$—	$—	$—	$—	$—	$—	$—

$10,445,586	$1,548,799,174	$156,563,699	$394,293,913	$1,997,657,720	$47,862,674	$6,649,610
501,477	25,861,451	4,475,634	6,015,140	10,551,367	728,637	634,760
5,802,380	419,171,252	92,268,348	187,441,815	316,238,247	49,847,746	2,067,957
1,497,292	260,844,183	36,692,555	9,897,974	112,559,322	521,266	534,681
—	238,727,956	9,233,449	12,000,498	122,542,279	48,237	—
2,928,288	1,059,539,078	10,156,856	7,620,909	118,207,631	1,234,713	125,356
411,084	3,344,411,832	309,276,584	58,882,151	2,986,301,874	45,152,019	11,456,563
21,104	978,274,909	6,622,860	4,660,298	1,191,787,150	252,611	17,821

942,148	122,559,054	10,236,872	21,693,227	70,247,985	2,010,653	566,162
46,149	2,017,139	289,816	370,315	380,273	43,217	58,200
546,178	32,884,508	6,007,368	12,069,481	11,650,807	2,957,686	189,761
133,266	20,529,645	2,377,196	538,242	3,849,647	29,417	45,572
—	18,922,171	599,984	746,745	4,185,476	2,815	—
259,253	83,419,367	655,245	495,348	3,960,416	69,737	10,379
34,828	263,506,548	20,215,714	3,069,733	99,718,821	2,232,657	943,852
1,842	76,628,028	430,378	249,608	41,991,387	12,935	1,499

$11.09	$12.64	$15.29	$18.18	$28.44	$23.80	$11.75
10.87	12.82	15.44	16.24	27.75	16.86	10.91
10.62	12.75	15.36	15.53	27.14	16.85	10.90
11.24	12.71	15.44	18.39	29.24	17.72	11.73
—	12.62	15.39	16.07	29.28	17.14	—
11.30	12.70	15.50	15.38	29.85	17.71	12.08
11.80	12.69	15.30	19.18	29.95	20.22	12.14
11.46	12.77	15.39	18.67	28.38	19.53	11.89

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	47

Statements of Operations

Six Months ended December 31, 2012 (Unaudited)
	AllianzGI Focused Growth	AllianzGI Income & Growth	AllianzGI Large-Cap Growth	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

Investment Income:
Interest	$503	$18,249,662	$260	$104	$15
Dividends, net of foreign withholding taxes (see Note 1(h))	4,565,407	5,756,307	3,234,511	2,128,522	374,669
Dividends from investments in Affiliates	—	—	—	—	—
Miscellaneous income	—	104,227	135,266	—	—
Total Income	4,565,910	24,110,196	3,370,037	2,128,626	374,684

Expenses:
Investment advisory	1,392,494	3,492,925	743,592	756,490	76,634
Administration	1,155,261	2,084,171	529,601	616,497	46,958
Distribution — Class B	12,557	—	3,966	6,807	2,206
Distribution — Class C	678,165	1,398,562	25,022	635,748	23,737
Distribution — Class R	21,697	2,285	448	2,286	—
Servicing — Class A	413,502	466,234	60,255	113,733	14,737
Servicing — Class B	4,186	—	1,322	2,269	735
Servicing — Class C	226,055	466,187	8,341	211,916	7,913
Servicing — Class D	8,508	48,021	13,909	2,313	1,753
Servicing — Class R	21,697	2,285	448	2,286	—
Distribution and/or servicing — Administrative Class	13,226	—	34,838	3,657	26
Trustees	28,904	52,784	15,348	15,518	1,191
Tax	325	325	325	325	325
Miscellaneous	44	1,025	153	—	82
Total Expenses	3,976,621	8,014,804	1,437,568	2,369,845	176,297
Less: Investment Advisory/Administration waived	—	—	(24,738)	—	—
Net Expenses	3,976,621	8,014,804	1,412,830	2,369,845	176,297
Net Investment Income (Loss)	589,289	16,095,392	1,957,207	(241,219)	198,387

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	99,056,565	33,376,421	33,333,221	(4,058,198)	(19,670)
Investments in Affiliates	—	—	—	—	—
Options written	—	(3,631,449)	—	—	—
Foreign currency transactions	—	—	—	—	—
Payments from Affiliates (See Note 9)	—	—	—	11,478	—
Net change in unrealized appreciation/depreciation of:
Investments	(68,022,775)	19,452,844	(25,330,178)	18,933,577	813,183
Investments in Affiliates	—	—	—	—	—
Options written	—	52,707	—	—	—
Foreign currency transactions	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	31,033,790	49,250,523	8,003,043	14,886,857	793,513
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$31,623,079	$65,345,915	$9,960,250	$14,645,638	$991,900

48	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Opportunity	AllianzGI U.S. Managed Volatility

$7,704	$291	$1,144	$15,871	$37	$24
140,811,520	10,398,678	9,233,250	107,661,357	184,096	431,530
1,874,818	—	—	10,414,589	—	—
—	—	—	57,299	1	—
142,694,042	10,398,969	9,234,394	118,149,116	184,134	431,554

18,056,259	1,478,695	2,087,787	19,717,721	515,157	30,135
11,958,983	1,151,408	1,361,673	10,305,928	291,318	35,319
109,951	22,442	30,813	42,979	3,191	2,713
1,631,063	377,886	719,678	1,234,236	198,147	9,230
305,994	12,520	15,365	167,036	113	—
2,067,153	206,227	510,570	2,585,853	64,432	8,035
36,651	7,481	10,271	14,327	1,064	904
543,687	125,962	239,893	411,412	66,049	3,077
340,631	48,751	14,014	150,306	583	813
305,994	12,520	15,365	167,036	113	—
1,259,229	8,678	5,929	1,555,476	326	22
388,633	31,435	33,553	406,302	7,492	1,112
325	325	19,673	39,798	325	325
314	379	6	118	4,696	527
37,004,867	3,484,709	5,064,590	36,798,528	1,153,006	92,212
—	—	—	(1,038,195)	(12,207)	—
37,004,867	3,484,709	5,064,590	35,760,333	1,140,799	92,212
105,689,175	6,914,260	4,169,804	82,388,783	(956,665)	339,342

(15,842,012)	26,191,181	20,159,255	309,320,489	(6,354,735)	363,132
(122,084,563)	—	—	9,685,293	—	—
—	—	—	—	—	—
—	—	(38,008)	(7,102)	—	—
—	—	—	—	—	—

500,530,664	7,902,235	40,227,229	183,561,939	8,241,720	(981,562)
124,273,932	—	—	(7,091,912)	—	—
—	—	—	—	—	—
—	—	33,483	—	—	—
486,878,021	34,093,416	60,381,959	495,468,707	1,886,985	(618,430)

$592,567,196	$41,007,676	$64,551,763	$577,857,490	$930,320	$(279,088)

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	49

Statements of Changes in Net Assets

	AllianzGI Focused Growth		AllianzGI Income & Growth		AllianzGI Large-Cap Growth

	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$589,289	$(1,311,934)	$16,095,392	$24,567,731	$1,957,207	$1,990,408
Net realized gain (loss)	99,056,565	10,635,417	29,744,972	49,909,372	33,333,221	24,662,662
Payments from Affiliates (see Note 9)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation	(68,022,775)	5,500,680	19,505,551	(76,325,728)	(25,330,178)	(33,674,622)
Net increase (decrease) in net assets resulting from investment operations	31,623,079	14,824,163	65,345,915	(1,848,625)	9,960,250	(7,021,552)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	(5,578,230)	(12,632,139)	(469,060)	(42)
Class B	—	—	—	—	(1)	(27)
Class C	—	—	(5,424,682)	(10,865,148)	(25,687)	(50)
Class D	—	—	(493,258)	(1,407,817)	(1,544)	(25)
Class R	—	—	(25,431)	(23,329)	(3,314)	(15)
Class P	—	—	(2,667,246)	(4,637,069)	(2,802)	(5)
Institutional Class	—	—	(1,774,295)	(3,191,103)	(3,184,430)	(525,317)
Administrative Class	—	—	—	—	(153,034)	(26)
Net realized capital gains
Class A	(12,415,071)	—	(10,986,691)	(16,606,550)	(4,050,204)	—
Class B	(232,091)	—	—	—	(88,812)	—
Class C	(13,394,187)	—	(11,295,601)	(15,627,806)	(612,926)	—
Class D	(405,513)	—	(1,149,775)	(1,804,524)	(730,698)	—
Class R	(1,244,039)	—	(52,364)	(35,458)	(32,215)	—
Class P	(681,778)	—	(5,092,936)	(5,997,397)	(22,890)	—
Institutional Class	(1,792,337)	—	(3,322,030)	(4,170,773)	(19,666,296)	—
Administrative Class	(815,456)	—	—	—	(1,618,576)	—
Total Dividends and Distributions to Shareholders	(30,980,472)	—	(47,862,539)	(76,999,113)	(30,662,489)	(525,507)

Fund Share Transactions:
Net proceeds from the sale of shares	31,053,808	57,035,984	220,599,224	557,495,201	34,419,898	72,690,941
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	27,247,829	—	38,442,038	59,048,286	30,028,075	520,177
Cost of shares redeemed	(208,452,555)	(127,676,822)	(167,109,355)	(309,891,318)	(127,733,671)	(156,304,892)
Net increase (decrease) from Fund share transactions	(150,150,918)	(70,640,838)	91,931,907	306,652,169	(63,285,698)	(83,093,774)
Total Increase (Decrease) in Net Assets	(149,508,311)	(55,816,675)	109,415,283	227,804,431	(83,987,937)	(90,640,833)

Net Assets:
Beginning of period	597,993,317	653,809,992	992,505,333	764,700,902	375,234,683	465,875,516
End of period*	$448,485,006	$597,993,317	$1,101,920,616	$992,505,333	$291,246,746	$375,234,683
* Including undistributed (dividends in excess of) net investment income of:	$101,012	$(488,277)	$947,299	$815,049	$59,449	$1,942,114

50	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI Mid-Cap		AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value		AllianzGI NFJ Large-Cap Value

Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

$(241,219)	$(407,050)	$198,387	$363,622	$105,689,175	$213,527,558	$6,914,260	$20,485,925
(4,058,198)	44,794,156	(19,670)	(160,982)	(137,926,575)	318,061,584	26,191,181	34,096,694
11,478	215	—	—	—	—	—	—
18,933,577	(69,735,065)	813,183	(519,005)	624,804,596	(399,858,883)	7,902,235	(77,953,915)
14,645,638	(25,347,744)	991,900	(316,365)	592,567,196	131,730,259	41,007,676	(23,371,296)

—	—	(212,221)	(189,642)	(18,623,620)	(45,272,941)	(2,020,624)	(3,967,446)
—	—	(4,523)	(4,958)	(91,431)	(773,770)	(10,917)	(230,265)
—	—	(72,261)	(61,454)	(1,491,824)	(8,465,004)	(266,060)	(1,657,202)
—	—	(29,199)	(29,302)	(2,571,518)	(15,472,963)	(169,899)	(6,097,217)
—	—	—	—	(2,189,943)	(5,792,602)	(95,865)	(195,656)
—	—	(62,957)	(46,656)	(15,572,836)	(32,879,082)	(154,964)	(245,576)
—	—	(9,117)	(910)	(55,167,960)	(82,704,657)	(5,185,139)	(8,170,247)
—	—	(422)	(334)	(13,159,197)	(28,139,668)	(94,439)	(136,320)

(6,904,920)	(323,604)	—	—	—	—	—	—
(129,648)	(52,650)	—	—	—	—	—	—
(14,178,286)	(170,890)	—	—	—	—	—	—
(140,523)	(51,552)	—	—	—	—	—	—
(172,331)	(54,477)	—	—	—	—	—	—
(73,561)	—	—	—	—	—	—	—
(3,992,713)	(1,507,214)	—	—	—	—	—	—
(92,191)	(83,168)	—	—	—	—	—	—
(25,684,173)	(2,243,555)	(390,700)	(333,256)	(108,868,329)	(219,500,687)	(7,997,907)	(20,699,929)

10,113,680	12,403,769	2,379,034	9,005,240	1,146,578,913	2,690,747,384	30,125,683	559,693,226
—	289,147,651	—	—	—	—	—	—
22,049,345	2,157,476	339,739	281,461	96,815,174	188,070,307	7,617,470	19,555,658
(64,915,667)	(26,077,003)	(5,248,105)	(8,834,834)	(1,596,645,194)	(3,120,183,184)	(105,403,889)	(1,135,725,610)
(32,752,642)	277,631,893	(2,529,332)	451,867	(353,251,107)	(241,365,493)	(67,660,736)	(556,476,726)
(43,791,177)	250,040,594	(1,928,132)	(197,754)	130,447,760	(329,135,921)	(34,650,967)	(600,547,951)

331,846,098	81,805,504	23,535,343	23,733,097	7,745,182,075	8,074,317,996	659,940,952	1,260,488,903
$288,054,921	$331,846,098	$21,607,211	$23,535,343	$7,875,629,835	$7,745,182,075	$625,289,985	$659,940,952

$(699,193)	$(457,974)	$17,169	$209,482	$(575,796)	$2,603,358	$(98,140)	$985,507

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	51

Statements of Changes in Net Assets

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,169,804	$7,261,167	$82,388,783	$104,490,592
Net realized gain (loss)	20,121,247	22,912,398	318,998,680	368,591,320
Payments from Affiliates (see Note 9)	—	—	—	150,952
Net change in unrealized appreciation/depreciation	40,260,712	(67,716,710)	176,470,027	(760,370,944)
Net increase (decrease) in net assets resulting from investment operations	64,551,763	(37,543,145)	577,857,490	(287,138,080)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(7,498,519)	(4,764,740)	(26,852,111)	(34,738,593)
Class B	(3)	(20)	(35,639)	(6)
Class C	(2,940,012)	(1,235,144)	(2,003,277)	(2,881,608)
Class D	(173,827)	(112,786)	(1,451,099)	(1,914,847)
Class R	(237,252)	(162,834)	(1,146,385)	(1,897,752)
Class P	(224,526)	(51,066)	(1,810,455)	(1,485,242)
Institutional Class	(1,278,738)	(237,732)	(49,963,820)	(48,835,797)
Administrative Class	(89,300)	(67,689)	(18,164,425)	(23,227,315)
Net realized capital gains
Class A	—	—	(122,208,880)	(65,152,963)
Class B	—	—	(673,997)	(571,531)
Class C	—	—	(20,507,359)	(10,894,927)
Class D	—	—	(6,885,101)	(3,692,932)
Class R	—	—	(7,408,774)	(4,384,178)
Class P	—	—	(6,979,247)	(2,345,151)
Institutional Class	—	—	(172,362,342)	(71,715,158)
Administrative Class	—	—	(73,087,869)	(39,520,780)
Total Dividends and Distributions Shareholders	(12,442,177)	(6,632,011)	(511,540,780)	(313,258,780)

Fund Share Transactions:
Net proceeds from the sale of shares	34,765,951	118,607,688	514,075,873	1,447,938,599
Issued in reinvestment of dividends and distributions	10,982,131	5,704,783	472,055,247	284,301,543
Cost of shares redeemed	(98,761,342)	(237,558,908)	(1,025,630,237)	(2,173,542,227)
Net increase (decrease) from Fund share transactions	(53,013,260)	(113,246,437)	(39,499,117)	(441,302,085)
Total Increase (Decrease) in Net Assets	(903,674)	(157,421,593)	26,817,593	(1,041,698,945)

Net Assets:
Beginning of period	681,716,372	839,137,965	6,829,027,997	7,870,726,942
End of period*	$680,812,698	$681,716,372	$6,855,845,590	$6,829,027,997
* Including undistributed (dividends in excess of) net investment income of:	$(805,923)	$7,466,450	$59,114,578	$78,153,006

52	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI Opportunity		AllianzGI U.S. Managed Volatility

Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

$(956,665)	$(2,778,963)	$339,342	$276,958
(6,354,735)	3,524,566	363,132	2,457,295
—	—	—	—
8,241,720	(47,102,467)	(981,562)	(2,295,280)
930,320	(46,356,864)	(279,088)	438,973

—	—	(178,132)	(19,069)
—	—	(10,908)	(1)
—	—	(38,909)	(2)
—	—	(13,678)	(3,175)
—	—	—	—
—	—	(3,677)	(620)
—	—	(336,506)	(65,234)
—	—	(485)	(108)

(1,466,946)	(1,625,160)	(706,532)	(451,244)
(31,033)	(72,951)	(74,654)	(105,660)
(2,116,816)	(2,305,361)	(244,234)	(265,666)
(21,338)	(47,036)	(58,096)	(49,342)
(1,865)	(6,194)	—	—
(49,495)	(65,492)	(13,542)	(6,239)
(1,672,133)	(2,808,572)	(1,213,620)	(691,714)
(9,095)	(23,409)	(1,896)	(1,414)
(5,368,721)	(6,954,175)	(2,894,869)	(1,659,488)

14,606,819	29,960,290	9,186,670	8,465,971
4,811,411	6,280,345	2,409,925	1,479,328
(35,834,067)	(123,156,142)	(5,431,769)	(13,894,500)
(16,415,837)	(86,915,507)	6,164,826	(3,949,201)
(20,854,238)	(140,226,546)	2,990,869	(5,169,716)

166,502,141	306,728,687	18,495,879	23,665,595
$145,647,903	$166,502,141	$21,486,748	$18,495,879
$(2,036,516)	$(1,079,851)	$1,573	$244,526

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	53

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Focused Growth:
Class A
12/31/2012+	$31.57	$0.07	$1.67	$1.74	$—
6/30/2012	30.58	— (e)	0.99	0.99	—
6/30/2011	23.21	(0.05)	7.42	7.37	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)
6/30/2009	27.97	0.03	(6.85)	(6.82)	—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—
Class B
12/31/2012+	$25.43	$(0.05)	$1.34	$1.29	$—
6/30/2012	24.82	(0.18)	0.79	0.61	—
6/30/2011	18.97	(0.20)	6.05	5.85	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (h)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
Class C
12/31/2012+	$25.43	$(0.04)	$1.33	$1.29	$—
6/30/2012	24.81	(0.18)	0.80	0.62	—
6/30/2011	18.98	(0.21)	6.04	5.83	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (h)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
Class D
12/31/2012+	$27.88	$0.05	$1.48	$1.53	$—
6/30/2012	27.01	— (e)	0.87	0.87	—
6/30/2011	20.50	(0.05)	6.56	6.51	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)
6/30/2009	24.72	0.04	(6.07)	(6.03)	—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—
Class R
12/31/2012+	$26.59	$0.02	$1.41	$1.43	$—
6/30/2012	25.82	(0.06)	0.83	0.77	—
6/30/2011	19.65	(0.10)	6.27	6.17	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
Class P
12/31/2012+	$26.43	$0.09	$1.40	$1.49	$—
6/30/2012	25.54	0.06	0.83	0.89	—
6/30/2011	19.34	0.01	6.19	6.20	—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)
7/7/2008* - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—
Institutional Class
12/31/2012+	$29.57	$0.12	$1.56	$1.68	$—
6/30/2012	28.54	0.10	0.93	1.03	—
6/30/2011	21.59	0.05	6.90	6.95	—
6/30/2010	19.62	0.12	1.89	2.01	(0.04)
6/30/2009	25.84	0.11	(6.33)	(6.22)	—
6/30/2008	25.97	0.08	(0.21)	(0.13)	—
Administrative Class
12/31/2012+	$28.50	$0.08	$1.50	$1.58	$—
6/30/2012	27.58	0.03	0.89	0.92	—
6/30/2011	20.91	(0.01)	6.68	6.67	—
6/30/2010	19.04	0.06	1.84	1.90	(0.03)
6/30/2009	25.14	0.09	(6.19)	(6.10)	—
6/30/2008	25.33	— (h)	(0.19)	(0.19)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than 0.005%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(h)	Less than $(0.01) per share.

54	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.03)	$(2.03)	$—		$31.28		5.54%		$201,109	1.13	%(d)	0.43	%(d)	98%
—	—	—		31.57		3.24		343,859	1.16		—	(f)	81
—	—	—		30.58		31.75		372,361	1.16		(0.18)		92
—	(0.02)	—	(e)	23.21		9.81		352,728	1.16		0.14		111
—	—	—	(e)	21.15	(g)	(24.38	)(g)	177,764	1.17		0.14		143
—	—	—	(e)	27.97		(0.89)		229,549	1.16		(0.13)		116

$(2.03)	$(2.03)	$—		$24.69		5.11%		$3,005	1.88	%(d)	(0.36	)%(d)	98%
—	—	—		25.43		2.46		3,709	1.91		(0.75)		81
—	—	—		24.82		30.84		6,860	1.91		(0.91)		92
—	— (h)	—	(e)	18.97		8.96		12,385	1.91		(0.56)		111
—	—	—	(e)	17.41	(i)	(24.96	)(i)	15,507	1.92		(0.63)		143
—	—	—	(e)	23.20		(1.61)		24,803	1.91		(0.92)		116

$(2.03)	$(2.03)	$—		$24.69		5.11%		$173,507	1.88	%(d)	(0.34	)%(d)	98%
—	—	—		25.43		2.50		178,931	1.91		(0.75)		81
—	—	—		24.81		30.72		200,471	1.91		(0.93)		92
—	— (h)	—	(e)	18.98		9.02		179,160	1.91		(0.56)		111
—	—	—	(e)	17.41	(i)	(24.96	)(i)	182,278	1.92		(0.62)		143
—	—	—	(e)	23.20		(1.61)		277,937	1.91		(0.93)		116

$(2.03)	$(2.03)	$—		$27.38		5.52%		$5,703	1.13	%(d)	0.36	%(d)	98%
—	—	—		27.88		3.22		8,433	1.16		—	(f)	81
—	—	—		27.01		31.76		8,858	1.16		(0.19)		92
—	(0.03)	—	(e)	20.50		9.83		8,704	1.16		0.19		111
—	—	—	(e)	18.69	(j)	(24.39	)(j)	11,562	1.16		0.23		143
—	—	—	(e)	24.72		(0.88)		3,293	1.16		(0.18)		116

$(2.03)	$(2.03)	$—		$25.99		5.41%		$17,111	1.38	%(d)	0.16	%(d)	98%
—	—	—		26.59		2.98		17,051	1.41		(0.25)		81
—	—	—		25.82		31.40		19,733	1.41		(0.44)		92
—	(0.02)	—	(e)	19.65		9.59		14,637	1.41		(0.08)		111
—	—	—	(e)	17.95	(k)	(24.61	)(k)	9,830	1.40		(0.06)		143
—	—	—	(e)	23.81		(1.12)		2,061	1.41		(0.41)		116

$(2.03)	$(2.03)	$—		$25.89		5.67%		$9,385	0.88	%(d)	0.66	%(d)	98%
—	—	—		26.43		3.48		9,665	0.91		0.25		81
—	—	—		25.54		32.06		8,875	0.91		0.05		92
—	(0.04)	—	(e)	19.34		10.15		6,715	0.89		0.45		111
—	—	—	(e)	17.59	(l)	(22.58	)(l)	5,945	0.85	(d)	0.63	(d)	143

$(2.03)	$(2.03)	$—		$29.22		5.71%		$27,514	0.78	%(d)	0.76	%(d)	98%
—	—	—		29.57		3.61		27,659	0.81		0.35		81
—	—	—		28.54		32.19		28,030	0.81		0.20		92
—	(0.04)	—	(e)	21.59		10.22		45,456	0.80		0.55		111
—	—	—	(e)	19.62	(m)	(24.10	)(m)	43,143	0.76		0.58		143
—	—	—	(e)	25.84		(0.46)		22,420	0.76		0.32		116

$(2.03)	$(2.03)	$—		$28.05		5.57%		$11,151	1.03	%(d)	0.55	%(d)	98%
—	—	—		28.50		3.34		8,686	1.06		0.10		81
—	—	—		27.58		31.90		8,622	1.06		(0.05)		92
—	(0.03)	—	(e)	20.91		9.95		10,579	1.05		0.29		111
—	—	—	(e)	19.04	(n)	(24.26	)(n)	7,920	1.01		0.50		143
—	—	—	(e)	25.14		(0.75)		65	1.01		(0.02)		116

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	55

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Income & Growth:
Class A
12/31/2012+	$11.55	$0.19	$0.55	$0.74	$(0.18)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)
Class C
12/31/2012+	$11.23	$0.14	$0.53	$0.67	$(0.16)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)
Class D
12/31/2012+	$11.59	$0.19	$0.55	$0.74	$(0.17)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)
Class R
12/31/2012+	$11.62	$0.17	$0.56	$0.73	$(0.17)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)
Class P
12/31/2012+	$11.64	$0.20	$0.56	$0.76	$(0.18)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)
7/7/2008* - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)
Institutional Class
12/31/2012+	$11.67	$0.21	$0.56	$0.77	$(0.18)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

56	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$(0.53)	$—		$11.76	6.47%	$384,673	1.31	%(d)	3.18	%(d)	91%
(0.61)	(1.07)	—		11.55	(0.22)	349,492	1.31		3.10		129
(0.79)	(1.07)	—		12.69	24.66	320,215	1.31		2.91		192
(0.64)	(1.04)	—		11.10	18.87	79,686	1.32		3.75		186
(0.56)	(1.44)	—	(e)	10.22	(14.38)	13,246	1.30		4.99		159
(0.68)	(1.33)	—		13.87	(2.46)	1,176	1.31		4.97		152

$(0.35)	$(0.51)	$—		$11.39	6.09%	$388,451	2.06	%(d)	2.43	%(d)	91%
(0.61)	(1.03)	—		11.23	(1.01)	340,815	2.06		2.36		129
(0.79)	(1.04)	—		12.42	23.77	265,737	2.06		2.14		192
(0.64)	(1.04)	—		10.93	17.90	40,389	2.06		3.01		186
(0.56)	(1.38)	—	(e)	10.14	(14.97)	4,416	2.05		4.47		159
(0.68)	(1.23)	—		13.82	(3.21)	808	2.06		4.25		152

$(0.35)	$(0.52)	$—		$11.81	6.51%	$28,198	1.31	%(d)	3.17	%(d)	91%
(0.61)	(1.07)	—		11.59	(0.22)	37,672	1.31		3.09		129
(0.79)	(1.08)	—		12.73	24.59	37,456	1.31		2.87		192
(0.64)	(1.07)	—		11.13	18.84	4,103	1.32		3.76		186
(0.56)	(1.44)	—	(e)	10.27	(14.36)	491	1.28		4.56		159
(0.68)	(1.26)	—		13.95	2.35	11	1.31		4.79		152

$(0.35)	$(0.52)	$—		$11.83	6.39%	$2,222	1.56	%(d)	2.93	%(d)	91%
(0.61)	(1.06)	—		11.62	(0.50)	1,338	1.54		2.94		129
(0.32)	(0.34)	—		12.78	(0.84)	10	1.56	(d)	2.28	(d)	192

$(0.35)	$(0.53)	$—		$11.87	6.63%	$179,934	1.06	%(d)	3.43	%(d)	91%
(0.61)	(1.09)	—		11.64	(0.01)	156,842	1.06		3.37		129
(0.79)	(1.09)	—		12.77	25.06	81,471	1.06		3.16		192
(0.64)	(1.09)	—		11.14	19.11	12,979	1.07		4.01		186
(0.56)	(1.46)	—		10.27	(12.86)	44	1.01	(d)	5.73	(d)	159

$(0.35)	$(0.53)	$—		$11.91	6.71%	$118,443	0.96	%(d)	3.52	%(d)	91%
(0.61)	(1.09)	—		11.67	0.04	106,346	0.96		3.46		129
(0.79)	(1.09)	—		12.80	25.15	59,812	0.96		3.30		192
(0.64)	(1.08)	—		11.16	19.26	24,362	0.96		4.13		186
(0.56)	(1.47)	—	(e)	10.27	(14.03)	28,853	0.92		5.68		159
(0.68)	(1.35)	—		13.93	(2.03)	20,626	0.92		5.22		152

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	57

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Large-Cap Growth:
Class A
12/31/2012+	$13.76	$0.07	$0.31	$0.38	$(0.14)
6/30/2012	13.94	0.03	(0.21)	(0.18)	— (e)
6/30/2011	10.83	— (f)	3.12	3.12	(0.01)
6/30/2010	10.07	— (f)	0.80	0.80	(0.04)
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)
Class B
12/31/2012+	$12.88	$0.01	$0.29	$0.30	$— (e)
6/30/2012	13.15	(0.07)	(0.20)	(0.27)	— (e)
6/30/2011	10.29	(0.09)	2.95	2.86	— (e)
6/30/2010	9.61	(0.08)	0.76	0.68	— (e)
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—
Class C
12/31/2012+	$12.91	$0.02	$0.28	$0.30	$(0.05)
6/30/2012	13.18	(0.06)	(0.21)	(0.27)	— (e)
6/30/2011	10.31	(0.09)	2.96	2.87	— (e)
6/30/2010	9.63	(0.08)	0.76	0.68	— (e)
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—
Class D
12/31/2012+	$13.75	$0.05	$0.32	$0.37	$— (e)
6/30/2012	13.94	0.03	(0.22)	(0.19)	— (e)
6/30/2011	10.83	— (f)	3.11	3.11	— (e)
6/30/2010	10.06	— (f)	0.81	0.81	(0.04)
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)
Class R
12/31/2012+	$13.67	$0.05	$0.31	$0.36	$(0.12)
6/30/2012	13.89	— (f)	(0.22)	(0.22)	— (e)
6/30/2011	10.82	(0.04)	3.11	3.07	— (e)
6/30/2010	10.05	(0.03)	0.81	0.78	(0.01)
6/30/2009	12.91	0.02	(2.66)	(2.64)	—
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—
Class P
12/31/2012+	$14.01	$0.08	$0.32	$0.40	$(0.14)
6/30/2012	14.17	0.05	(0.21)	(0.16)	— (e)
6/30/2011	11.00	0.03	3.18	3.21	(0.04)
6/30/2010	10.23	0.03	0.81	0.84	(0.07)
7/7/2008* - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)
Institutional Class
12/31/2012+	$14.06	$0.09	$0.32	$0.41	$(0.19)
6/30/2012	14.23	0.08	(0.22)	(0.14)	(0.03)
6/30/2011	11.04	0.05	3.18	3.23	(0.04)
6/30/2010	10.25	0.05	0.81	0.86	(0.07)
6/30/2009	13.18	0.08	(2.72)	(2.64)	(0.07)
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)
Administrative Class
12/31/2012+	$13.88	$0.06	$0.32	$0.38	$(0.11)
6/30/2012	14.05	0.05	(0.22)	(0.17)	— (e)
6/30/2011	10.92	0.01	3.15	3.16	(0.03)
6/30/2010	10.15	0.02	0.81	0.83	(0.06)
6/30/2009	13.05	0.06	(2.69)	(2.63)	(0.05)
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

58	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.28)	$(1.42)	$—		$12.72		2.80%	$42,509	1.09	%(d)	1.11	%(d)	0.96	%(d)	28%
—	— (e)	—		13.76		(1.29)	52,349	1.11		1.11		0.25		46
—	(0.01)	—		13.94		28.78	63,840	1.11		1.11		0.01		69
—	(0.04)	—	(f)	10.83	(g)	7.90 (g)	49,858	1.11		1.11		0.03		45
(0.22)	(0.25)	—	(f)	10.07		(19.87)	38,641	1.12		1.12		0.40		61
(1.20)	(1.23)	—	(f)	12.94		(6.81)	48,172	1.11		1.11		0.16		69

$(1.28)	$(1.28)	$—		$11.90		2.40%	$910	1.84	%(d)	1.86	%(d)	0.19	%(d)	28%
—	— (e)	—		12.88		(2.05)	1,267	1.86		1.86		(0.54)		46
—	— (e)	—		13.15		27.79	3,114	1.86		1.86		(0.76)		69
—	— (e)	—	(f)	10.29	(g)	7.09 (g)	4,533	1.86		1.86		(0.73)		45
(0.22)	(0.22)	—	(f)	9.61		(20.47)	4,714	1.87		1.87		(0.36)		61
(1.20)	(1.20)	—	(f)	12.41		(7.52)	8,012	1.86		1.86		(0.59)		69

$(1.28)	$(1.33)	$—		$11.88		2.38%	$6,379	1.84	%(d)	1.86	%(d)	0.23	%(d)	28%
—	— (e)	—		12.91		(2.05)	6,910	1.86		1.86		(0.51)		46
—	— (e)	—		13.18		27.84	9,801	1.86		1.86		(0.74)		69
—	— (e)	—	(f)	10.31	(g)	7.08 (g)	8,145	1.86		1.86		(0.72)		45
(0.22)	(0.22)	—	(f)	9.63		(20.50)	6,151	1.87		1.87		(0.35)		61
(1.20)	(1.20)	—	(f)	12.44		(7.44)	8,407	1.86		1.86		(0.59)		69

$(1.28)	$(1.28)	$—		$12.84		2.78%	$4,429	1.09	%(d)	1.11	%(d)	0.72	%(d)	28%
—	— (e)	—		13.75		(1.36)	28,042	1.11		1.11		0.25		46
—	— (e)	—		13.94		28.76	35,106	1.11		1.11		—	(h)	69
—	(0.04)	—	(f)	10.83	(g)	7.91 (g)	32,173	1.11		1.11		0.03		45
(0.22)	(0.24)	—	(f)	10.06		(19.88)	20,748	1.12		1.12		0.39		61
(1.20)	(1.23)	—	(f)	12.92		(6.77)	32,447	1.11		1.11		0.16		69

$(1.28)	$(1.40)	$—		$12.63		2.69%	$355	1.34	%(d)	1.36	%(d)	0.74	%(d)	28%
—	— (e)	—		13.67		(1.58)	362	1.36		1.36		0.01		46
—	— (e)	—		13.89		28.37	374	1.36		1.36		(0.30)		69
—	(0.01)	—	(f)	10.82	(g)	7.73 (g)	4,376	1.36		1.36		(0.23)		45
(0.22)	(0.22)	—	(f)	10.05		(20.13)	3,980	1.37		1.37		0.16		61
(1.20)	(1.20)	—	(f)	12.91		(7.06)	4,668	1.36		1.36		(0.09)		69

$(1.28)	$(1.42)	$—		$12.99		2.94%	$256	0.84	%(d)	0.86	%(d)	1.11	%(d)	28%
—	— (e)	—		14.01		(1.13)	444	0.86		0.86		0.40		46
—	(0.04)	—		14.17		29.06	2,692	0.86		0.86		0.25		69
—	(0.07)	—	(f)	11.00	(g)	8.28 (g)	2,433	0.85		0.85		0.29		45
(0.22)	(0.31)	—	(f)	10.23		(17.98)	2,216	0.81	(d)	0.81	(d)	0.84	(d)	61

$(1.28)	$(1.47)	$—		$13.00		2.97%	$218,560	0.74	%(d)	0.76	%(d)	1.32	%(d)	28%
—	(0.03)	—		14.06		(1.00)	251,305	0.76		0.76		0.60		46
—	(0.04)	—		14.23		29.30	313,932	0.76		0.76		0.36		69
—	(0.07)	—	(f)	11.04	(g)	8.26 (g)	246,783	0.75		0.75		0.39		45
(0.22)	(0.29)	—	(f)	10.25		(19.53)	240,441	0.72		0.72		0.80		61
(1.20)	(1.28)	—	(f)	13.18		(6.47)	349,529	0.71		0.71		0.56		69

$(1.28)	$(1.39)	$—		$12.87		2.81%	$17,849	0.99	%(d)	1.01	%(d)	0.91	%(d)	28%
—	— (e)	—		13.88		(1.21)	34,556	1.01		1.01		0.35		46
—	(0.03)	—		14.05		28.92	37,017	1.01		1.01		0.11		69
—	(0.06)	—	(f)	10.92	(g)	8.10 (g)	33,725	1.00		1.00		0.14		45
(0.22)	(0.27)	—	(f)	10.15		(19.78)	16,555	0.97		0.97		0.56		61
(1.20)	(1.31)	—	(f)	13.05		(6.69)	19,559	0.96		0.96		0.28		69

(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.
(g)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(h)	Less than 0.005%.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	59

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Mid-Cap:
Class A
12/31/2012+	$2.83	$— (d)	$0.13	$0.13	$—
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—
6/30/2011	2.36	(0.01)	0.93	0.92	—	(g)
6/30/2010	1.95	(0.01)	0.42	0.41	—	(g)
6/30/2009	2.67	— (g)	(0.71)	(0.71)	—
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—
Class B
12/31/2012+	$2.63	$(0.01)	$0.12	$0.11	$—
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—
6/30/2011	2.23	(0.03)	0.88	0.85	—	(g)
6/30/2010	1.86	(0.03)	0.40	0.37	—	(g)
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—
Class C
12/31/2012+	$2.62	$(0.01)	$0.12	$0.11	$—
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—
6/30/2011	2.22	(0.03)	0.87	0.84	—	(g)
6/30/2010	1.85	(0.03)	0.40	0.37	—	(g)
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—
Class D
12/31/2012+	$2.88	$— (d)	$0.13	$0.13	$—
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—
6/30/2011	2.39	(0.01)	0.95	0.94	—	(g)
6/30/2010	1.98	(0.01)	0.42	0.41	—	(g)
6/30/2009	2.70	— (g)	(0.71)	(0.71)	—
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—
Class R
12/31/2012+	$2.84	$— (d)	$0.12	$0.12	$—
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—
6/30/2011	2.38	(0.02)	0.93	0.91	—	(g)
6/30/2010	1.97	(0.02)	0.43	0.41	—	(g)
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—
Class P
12/31/2012+	$3.03	$0.01	$0.14	$0.15	$—
4/2/2012* - 6/30/2012	3.40	— (d)	(0.37)	(0.37)	—
Institutional Class
12/31/2012+	$3.03	$0.01	$0.14	$0.15	$—
6/30/2012	3.49	— (g)	(0.36)	(0.36)	—
6/30/2011	2.51	— (g)	0.99	0.99	(0.01)
6/30/2010	2.07	— (g)	0.44	0.44	—	(g)
6/30/2009	2.81	— (d)	(0.73)	(0.73)	—
6/30/2008	3.01	— (d)	(0.17)	(0.17)	—
Administrative Class
12/31/2012+	$2.92	$— (g)	$0.14	$0.14	$—
6/30/2012	3.37	(0.01)	(0.34)	(0.35)	—
6/30/2011	2.43	(0.01)	0.96	0.95	(0.01)
6/30/2010	2.01	(0.01)	0.43	0.42	—	(g)
6/30/2009	2.74	— (g)	(0.72)	(0.72)	—
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

60	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$(0.23)	$—		$2.73	(f)	4.84	%(f)	$86,645	1.13	%(e)	0.18	%(e)	39%
(0.10)	(0.10)	—		2.83	(f)	(10.52	)(f)	95,731	1.13		(0.24)		303
—	— (g)	—		3.28	(f)	39.17	(f)	11,498	1.13		(0.46)		133
—	— (g)	—		2.36		21.03		5,496	1.14		(0.46)		110
(0.01)	(0.01)	—	(d)	1.95		(26.34)		2,608	1.14		(0.20)		139
(0.03)	(0.03)	—	(d)	2.67		(6.40)		3,146	1.13		(0.35)		107

$(0.23)	$(0.23)	$—		$2.51	(f)	4.43	%(f)	$1,502	1.88	%(e)	(0.64	)%(e)	39%
(0.10)	(0.10)	—		2.63	(f)	(11.21	)(f)	2,320	1.88		(1.15)		303
—	— (g)	—		3.08	(f)	38.12	(f)	2,344	1.88		(1.19)		133
—	— (g)	—		2.23		19.90		1,950	1.89		(1.19)		110
(0.01)	(0.01)	—	(d)	1.86		(26.98)		1,260	1.89		(0.96)		139
(0.03)	(0.03)	—	(d)	2.56		(6.97)		1,913	1.89		(1.11)		107

$(0.23)	$(0.23)	$—		$2.50	(f)	4.44	%(f)	$163,698	1.88	%(e)	(0.56	)%(e)	39%
(0.10)	(0.10)	—		2.62	(f)	(10.97	)(f)	173,734	1.88		(0.91)		303
—	— (g)	—		3.06	(f)	37.84	(f)	5,942	1.88		(1.21)		133
—	— (g)	—		2.22		20.01		2,964	1.89		(1.19)		110
(0.01)	(0.01)	—	(d)	1.85		(27.09)		2,042	1.88		(0.95)		139
(0.03)	(0.03)	—	(d)	2.55		(6.99)		2,264	1.89		(1.11)		107

$(0.23)	$(0.23)	$—		$2.78	(f)	4.75	%(f)	$1,767	1.13	%(e)	0.19	%(e)	39%
(0.10)	(0.10)	—		2.88	(f)	(10.35	)(f)	1,858	1.13		(0.40)		303
—	— (g)	—		3.33	(f)	39.38	(f)	1,807	1.13		(0.45)		133
—	— (g)	—		2.39		20.80		1,421	1.14		(0.43)		110
(0.01)	(0.01)	—	(d)	1.98		(26.32)		638	1.14		(0.21)		139
(0.03)	(0.03)	—	(d)	2.70		(6.31)		927	1.13		(0.35)		107

$(0.23)	$(0.23)	$—		$2.73	(f)	4.47	%(f)	$2,179	1.38	%(e)	0.06	%(e)	39%
(0.10)	(0.10)	—		2.84	(f)	(10.49	)(f)	1,332	1.38		(0.68)		303
—	— (g)	—		3.29	(f)	38.98	(f)	1,832	1.38		(0.71)		133
—	— (g)	—		2.38		20.41		619	1.38		(0.68)		110
(0.01)	(0.01)	—	(d)	1.97		(26.42)		76	1.38		(0.36)		139
(0.03)	(0.03)	—	(d)	2.69		(6.66)		24	1.39		(0.73)		107

$(0.23)	$(0.23)	$—		$2.95	(f)	5.19	%(f)	$910	0.88	%(e)	0.36	%(e)	39%
—	—	—		3.03	(f)	(10.88	)(f)	1,405	0.88	(e)	0.14	(e)	303

$(0.23)	$(0.23)	$—		$2.95	(f)	5.19	%(f)	$30,123	0.78	%(e)	0.58	%(e)	39%
(0.10)	(0.10)	—		3.03	(f)	(10.17	)(f)	51,878	0.78		(0.06)		303
—	(0.01)	—		3.49	(f)	39.90	(f)	55,460	0.78		(0.09)		133
—	— (g)	—		2.51		20.93		40,206	0.78		(0.08)		110
(0.01)	(0.01)	—	(d)	2.07		(26.00)		35,085	0.74		0.19		139
(0.03)	(0.03)	—	(d)	2.81		(6.08)		64,922	0.73		0.05		107

$(0.23)	$(0.23)	$—		$2.83	(f)	5.03	%(f)	$1,231	1.03	%(e)	(0.03	)%(e)	39%
(0.10)	(0.10)	—		2.92	(f)	(10.23	)(f)	3,588	1.03		(0.32)		303
—	(0.01)	—		3.37	(f)	39.11	(f)	2,923	1.03		(0.35)		133
—	— (g)	—		2.43		20.92		74	1.03		(0.28)		110
(0.01)	(0.01)	—	(d)	2.01		(26.30)		11	0.99		(0.16)		139
(0.03)	(0.03)	—	(d)	2.74		(6.23)		1,104	0.98		(0.20)		107

(d)	Less than $0.01 per share.
(e)	Annualized.
(f)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value:
Class A
12/31/2012+	$10.83	$0.10	$0.38	$0.48	$(0.22)
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)
Class B
12/31/2012+	$10.54	$0.06	$0.36	$0.42	$(0.09)
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)
Class C
12/31/2012+	$10.35	$0.06	$0.34	$0.40	$(0.13)
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)
Class D
12/31/2012+	$10.98	$0.11	$0.37	$0.48	$(0.22)
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)
Class P
12/31/2012+	$11.05	$0.12	$0.38	$0.50	$(0.25)
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
7/7/2008* - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)
Institutional Class
12/31/2012+	$11.55	$0.13	$0.39	$0.52	$(0.27)
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (f)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)
Administrative Class
12/31/2012+	$11.20	$0.12	$0.37	$0.49	$(0.23)
6/30/2012	11.53	0.21	(0.35)	(0.14)	(0.19)
6/30/2011	8.67	0.22	2.90	3.12	(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

62	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.22)	$—		$11.09	4.36%	$10,446	1.31	%(d)	1.86	%(d)	16%
—	(0.17)	—		10.83	(1.32)	12,026	1.31		1.81		36
—	(0.26)	—		11.16	36.26	12,477	1.32		1.99		68
—	(0.22)	—		8.40	23.50	7,819	1.32		2.21		17
—	(0.43)	—	(e)	6.97	(34.71)	5,612	1.33		3.27		71
(4.52)	(4.83)	—	(e)	11.35	(22.71)	9,301	1.31		2.31		47

$—	$(0.09)	$—		$10.87	4.01%	$502	2.06	%(d)	1.10	%(d)	16%
—	(0.06)	—		10.54	(2.13)	630	2.06		1.01		36
—	(0.16)	—		10.83	35.34	1,249	2.07		1.23		68
—	(0.16)	—		8.13	22.65	1,300	2.07		1.39		17
—	(0.33)	—	(e)	6.75	(35.18)	1,682	2.08		2.54		71
(4.52)	(4.67)	—	(e)	10.93	(23.35)	3,483	2.06		1.45		47

$—	$(0.13)	$—		$10.62	3.87%	$5,802	2.06	%(d)	1.11	%(d)	16%
—	(0.10)	—		10.35	(2.08)	6,347	2.06		1.06		36
—	(0.18)	—		10.68	35.18	6,397	2.07		1.20		68
—	(0.16)	—		8.05	22.64	4,559	2.07		1.41		17
—	(0.37)	—	(e)	6.69	(35.26)	4,366	2.08		2.57		71
(4.52)	(4.71)	—	(e)	10.91	(23.27)	6,571	2.06		1.51		47

$—	$(0.22)	$—		$11.24	4.33%	$1,497	1.31	%(d)	1.88	%(d)	16%
—	(0.17)	—		10.98	(1.35)	1,431	1.31		1.77		36
—	(0.25)	—		11.31	36.35	2,339	1.32		1.99		68
—	(0.22)	—		8.50	23.55	1,772	1.32		2.15		17
—	(0.42)	—	(e)	7.05	(34.71)	1,794	1.33		3.26		71
(4.52)	(4.75)	—	(e)	11.44	(22.71)	3,722	1.31		2.13		47

$—	$(0.25)	$—		$11.30	4.49%	$2,928	1.06	%(d)	2.12	%(d)	16%
—	(0.22)	—		11.05	(1.03)	2,760	1.06		2.09		36
—	(0.28)	—		11.40	36.63	1,231	1.07		2.20		68
—	(0.25)	—		8.57	23.71	724	1.05		2.41		17
—	(0.49)	—	(e)	7.12	(32.14)	711	0.99	(d)	5.56	(d)	71

$—	$(0.27)	$—		$11.80	4.44%	$411	0.96	%(d)	2.24	%(d)	16%
—	(0.23)	—		11.55	(1.01)	321	0.96		2.34		36
—	—(f )	—		11.91	36.74	20	0.97		2.22		68
—	(0.25)	—		8.71	23.93	987	0.95		2.48		17
—	(0.40)	—	(e)	7.22	(34.36)	2,322	0.93		3.38		71
(4.52)	(4.83)	—	(e)	11.62	(22.41)	10,486	0.91		2.73		47

$—	$(0.23)	$—		$11.46	4.38%	$21	1.21	%(d)	1.98	%(d)	16%
—	(0.19)	—		11.20	(1.15)	20	1.21		1.91		36
—	(0.26)	—		11.53	36.32	20	1.22		2.08		68
—	(0.23)	—		8.67	23.65	15	1.20		2.31		17
—	(0.44)	—	(e)	7.19	(34.53)	12	1.18		3.47		71
(4.52)	(4.64)	—	(e)	11.67	(22.60)	18	1.16		2.37		47

(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Dividend Value:
Class A
12/31/2012+	$11.87	$0.16	$0.76	$0.92	$(0.15)
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)
6/30/2011	9.39	0.31	2.63	2.94	(0.32)
6/30/2010	8.59	0.35	0.80	1.15	(0.35)
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)
Class B
12/31/2012+	$11.99	$0.11	$0.76	$0.87	$(0.04)
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)
6/30/2011	9.46	0.22	2.65	2.87	(0.22)
6/30/2010	8.59	0.27	0.80	1.07	(0.20)
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)
Class C
12/31/2012+	$11.93	$0.11	$0.75	$0.86	$(0.04)
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)
6/30/2011	9.43	0.23	2.62	2.85	(0.23)
6/30/2010	8.57	0.27	0.80	1.07	(0.21)
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)
Class D
12/31/2012+	$11.91	$0.16	$0.76	$0.92	$(0.12)
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)
6/30/2011	9.41	0.32	2.62	2.94	(0.32)
6/30/2010	8.61	0.34	0.82	1.16	(0.36)
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)
Class R
12/31/2012+	$11.84	$0.14	$0.75	$0.89	$(0.11)
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)
6/30/2011	9.37	0.28	2.61	2.89	(0.29)
6/30/2010	8.56	0.32	0.81	1.13	(0.32)
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)
Class P
12/31/2012+	$11.96	$0.17	$0.76	$0.93	$(0.19)
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)
6/30/2011	9.46	0.35	2.63	2.98	(0.35)
6/30/2010	8.66	0.37	0.82	1.19	(0.39)
7/7/2008* - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)
Institutional Class
12/31/2012+	$11.96	$0.18	$0.76	$0.94	$(0.21)
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)
6/30/2011	9.46	0.35	2.64	2.99	(0.36)
6/30/2010	8.67	0.39	0.82	1.21	(0.42)
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)
Administrative Class
12/31/2012+	$12.01	$0.16	$0.77	$0.93	$(0.17)
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)
6/30/2011	9.49	0.32	2.66	2.98	(0.33)
6/30/2010	8.69	0.37	0.81	1.18	(0.38)
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)

+	Unaudited
*	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by less than 0.005%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.

64	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.15)	$—		$12.64		7.70%		$1,548,799	1.06	%(d)	2.48	%(d)	19%
—	(0.32)	—		11.87		1.67		1,657,689	1.06		2.66		42
—	(0.32)	—		12.01		31.56		1,744,973	1.06		2.77		38
—	(0.35)	—	(e)	9.39		13.14		1,544,800	1.06		3.47		34
(0.63)	(1.01)	—	(e)	8.59	(f)(g)	(34.68	)(f)(g)	1,734,204	1.05		3.88		43
(0.91)	(1.32)	—	(e)	14.62		(13.79)		3,195,287	1.04		2.48		49

$—	$(0.04)	$—		$12.82		7.25%		$25,862	1.81	%(d)	1.72	%(d)	19%
—	(0.22)	—		11.99		0.92		32,940	1.81		1.87		42
—	(0.22)	—		12.11		30.55		60,863	1.81		1.99		38
—	(0.20)	—	(e)	9.46		12.34		78,691	1.81		2.68		34
(0.63)	(0.93)	—	(e)	8.59	(f)(h)	(35.17	)(f)(h)	122,648	1.80		3.02		43
(0.91)	(1.13)	—	(e)	14.61		(14.46)		308,543	1.79		1.68		49

$—	$(0.04)	$—		$12.75		7.23%		$419,171	1.81	%(d)	1.73	%(d)	19%
—	(0.23)	—		11.93		1.03		424,818	1.81		1.90		42
—	(0.23)	—		12.05		30.43		489,609	1.81		2.02		38
—	(0.21)	—	(e)	9.43		12.35		442,239	1.81		2.70		34
(0.63)	(0.93)	—	(e)	8.57	(f)(i)	(35.15	)(f)(i)	574,133	1.80		3.07		43
(0.91)	(1.13)	—	(e)	14.58		(14.42)		1,214,757	1.79		1.69		49

$—	$(0.12)	$—		$12.71		7.71%		$260,844	1.06	%(d)	2.49	%(d)	19%
—	(0.30)	—		11.91		1.64		264,166	1.06		2.60		42
—	(0.32)	—		12.03		31.53		842,689	1.06		2.80		38
—	(0.36)	—	(e)	9.41		13.16		517,086	1.06		3.43		34
(0.63)	(1.02)	—	(e)	8.61	(f)(j)	(34.67	)(f)(j)	700,909	1.05		4.26		43
(0.91)	(1.29)	—	(e)	14.66		(13.79)		376,899	1.04		2.40		49

$—	$(0.11)	$—		$12.62		7.53%		$238,728	1.31	%(d)	2.24	%(d)	19%
—	(0.29)	—		11.84		1.51		232,727	1.31		2.41		42
—	(0.29)	—		11.97		31.09		239,509	1.31		2.52		38
—	(0.32)	—	(e)	9.37		12.92		199,683	1.31		3.23		34
(0.63)	(0.99)	—	(e)	8.56	(f)(k)	(34.85	)(f)(k)	189,770	1.30		3.73		43
(0.91)	(1.28)	—	(e)	14.58		(13.98)		225,295	1.29		2.27		49

$—	$(0.19)	$—		$12.70		7.75%		$1,059,539	0.81	%(d)	2.73	%(d)	19%
—	(0.35)	—		11.96		2.00		1,122,084	0.81		2.91		42
—	(0.35)	—		12.09		31.81		1,173,849	0.81		3.08		38
—	(0.39)	—	(e)	9.46		13.49		222,202	0.80		3.72		34
(0.63)	(1.05)	—	(e)	8.66	(l)	(32.70	)(l)	325,300	0.77	(d)	4.91	(d)	43

$—	$(0.21)	$—		$12.69		7.81%		$3,344,412	0.71	%(d)	2.84	%(d)	19%
—	(0.36)	—		11.96		2.11		3,051,582	0.71		3.03		42
—	(0.36)	—		12.09		31.89		2,390,240	0.71		3.13		38
—	(0.42)	—	(e)	9.46		13.63		1,797,484	0.70		3.85		34
(0.63)	(1.05)	—	(e)	8.67	(f)(m)	(34.42	)(f)(m)	1,699,111	0.67		4.37		43
(0.91)	(1.42)	—	(e)	14.74		(13.48)		1,802,701	0.67		2.86		49

$—	$(0.17)	$—		$12.77		7.70%		$978,275	0.96	%(d)	2.59	%(d)	19%
—	(0.33)	—		12.01		1.82		959,176	0.96		2.76		42
—	(0.33)	—		12.14		31.67		1,132,586	0.96		2.87		38
—	(0.38)	—	(e)	9.49		13.34		947,218	0.95		3.62		34
(0.63)	(1.03)	—	(e)	8.69	(f)(n)	(34.62	)(f)(n)	756,172	0.92		4.13		43
(0.91)	(1.38)	—	(e)	14.78		(13.67)		745,713	0.92		2.68		49

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.54%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2012+	$14.56	$0.16	$0.76	$0.92	$(0.19)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)
Class B
12/31/2012+	$14.60	$0.10	$0.77	$0.87	$(0.03)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)
Class C
12/31/2012+	$14.53	$0.10	$0.77	$0.87	$(0.04)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)
Class D
12/31/2012+	$14.58	$0.16	$0.77	$0.93	$(0.07)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)
Class R
12/31/2012+	$14.63	$0.14	$0.77	$0.91	$(0.15)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)
Class P
12/31/2012+	$14.78	$0.18	$0.78	$0.96	$(0.24)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)
7/7/2008* - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)
Institutional Class
12/31/2012+	$14.60	$0.18	$0.78	$0.96	$(0.26)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)
Administrative Class
12/31/2012+	$14.66	$0.17	$0.78	$0.95	$(0.22)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

66	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.19)	$—		$15.29	6.32%	$156,564	1.11	%(d)	2.06	%(d)	12%
—	(0.32)	—		14.56	1.83	164,440	1.11		2.17		27
—	(0.29)	—		14.64	28.69	208,662	1.11		2.07		19
—	(0.26)	—	(e)	11.62	13.37	220,368	1.11		2.23		26
—	(0.28)	—	(e)	10.46	(35.79)	282,001	1.12		2.58		52
(0.29)	(0.62)	—	(e)	16.69	(16.65)	363,486	1.10		1.88		39

$—	$(0.03)	$—		$15.44	5.94%	$4,476	1.86	%(d)	1.27	%(d)	12%
—	(0.18)	—		14.60	1.02	8,692	1.86		1.41		27
—	(0.16)	—		14.65	27.81	30,370	1.86		1.30		19
—	(0.12)	—	(e)	11.60	12.50	50,717	1.86		1.47		26
—	(0.19)	—	(e)	10.41	(36.27)	78,213	1.86		1.94		52
(0.29)	(0.43)	—	(e)	16.62	(17.31)	34,073	1.85		1.09		39

$—	$(0.04)	$—		$15.36	5.98%	$92,268	1.86	%(d)	1.30	%(d)	12%
—	(0.22)	—		14.53	1.06	102,906	1.86		1.42		27
—	(0.18)	—		14.61	27.74	125,271	1.86		1.31		19
—	(0.13)	—	(e)	11.59	12.48	120,375	1.86		1.48		26
—	(0.19)	—	(e)	10.41	(36.28)	145,216	1.86		1.87		52
(0.29)	(0.44)	—	(e)	16.62	(17.26)	126,016	1.85		1.12		39

$—	$(0.07)	$—		$15.44	6.35%	$36,693	1.11	%(d)	2.05	%(d)	12%
—	(0.26)	—		14.58	1.83	39,922	1.11		2.18		27
—	(0.29)	—		14.60	28.72	682,474	1.11		2.07		19
—	(0.30)	—	(e)	11.59	13.34	481,535	1.11		2.26		26
—	(0.28)	—	(e)	10.47	(35.76)	244,284	1.11		2.67		52
(0.29)	(0.62)	—	(e)	16.71	(16.68)	129,506	1.10		1.89		39

$—	$(0.15)	$—		$15.39	6.20%	$9,233	1.36	%(d)	1.81	%(d)	12%
—	(0.29)	—		14.63	1.55	9,694	1.36		1.91		27
—	(0.25)	—		14.71	28.41	11,483	1.36		1.81		19
—	(0.21)	—	(e)	11.67	13.17	10,627	1.36		1.99		26
—	(0.24)	—	(e)	10.48	(35.97)	12,707	1.36		2.23		52
(0.29)	(0.61)	—	(e)	16.72	(16.88)	20,901	1.34		1.64		39

$—	$(0.24)	$—		$15.50	6.48%	$10,157	0.86	%(d)	2.30	%(d)	12%
—	(0.36)	—		14.78	2.09	10,786	0.86		2.42		27
—	(0.32)	—		14.86	29.03	8,437	0.86		2.32		19
—	(0.31)	—	(e)	11.79	13.66	9,334	0.84		2.49		26
—	(0.23)	—	(e)	10.63	(33.25)	16,652	0.79	(d)	2.52	(d)	52

$—	$(0.26)	$—		$15.30	6.52%	$309,277	0.76	%(d)	2.40	%(d)	12%
—	(0.38)	—		14.60	2.23	316,694	0.76		2.47		27
—	(0.34)	—		14.68	29.18	174,202	0.76		2.41		19
—	(0.34)	—	(e)	11.65	13.86	185,043	0.74		2.60		26
—	(0.32)	—	(e)	10.51	(35.55)	220,835	0.71		2.97		52
(0.29)	(0.71)	—	(e)	16.77	(16.35)	349,924	0.70		2.30		39

$—	$(0.22)	$—		$15.39	6.37%	$6,623	1.01	%(d)	2.16	%(d)	12%
—	(0.30)	—		14.66	1.95	6,807	1.01		2.18		27
—	(0.30)	—		14.71	28.88	19,590	1.01		2.16		19
—	(0.26)	—	(e)	11.67	13.46	13,382	0.98		2.33		26
—	(0.29)	—	(e)	10.50	(35.68)	27,903	0.97		2.80		52
(0.29)	(0.66)	—	(e)	16.75	(16.66)	16,623	0.95		1.96		39

(d)	Annualized.
(e)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2012+	$16.85	$0.12		$1.56	$1.68	$(0.35)
6/30/2012	17.73	0.21		(0.90)	(0.69)	(0.19)
6/30/2011	13.49	0.21		4.24	4.45	(0.21)
6/30/2010	11.22	0.27		2.20	2.47	(0.20)
6/30/2009	15.92	0.17		(4.68)	(4.51)	(0.19)
6/30/2008	22.53	0.15		(2.56)	(2.41)	(0.04)
Class B
12/31/2012+	$14.83	$0.04		$1.37	$1.41	$— (f)
6/30/2012	15.55	0.06		(0.78)	(0.72)	— (f)
6/30/2011	11.78	0.07		3.72	3.79	(0.02)
6/30/2010	9.83	0.15		1.92	2.07	(0.12)
6/30/2009	13.85	0.07		(4.05)	(3.98)	(0.04)
6/30/2008	20.25	—	(e)	(2.24)	(2.24)	— (f)
Class C
12/31/2012+	$14.40	$0.05		$1.33	$1.38	$(0.25)
6/30/2012	15.19	0.07		(0.77)	(0.70)	(0.09)
6/30/2011	11.58	0.07		3.65	3.72	(0.11)
6/30/2010	9.67	0.14		1.89	2.03	(0.12)
6/30/2009	13.69	0.07		(4.01)	(3.94)	(0.08)
6/30/2008	20.06	—	(e)	(2.21)	(2.21)	— (f)
Class D
12/31/2012+	$17.02	$0.12		$1.58	$1.70	$(0.33)
6/30/2012	17.86	0.20		(0.90)	(0.70)	(0.14)
6/30/2011	13.60	0.22		4.27	4.49	(0.23)
6/30/2010	11.30	0.27		2.22	2.49	(0.19)
6/30/2009	15.99	0.17		(4.70)	(4.53)	(0.16)
6/30/2008	22.61	0.15		(2.57)	(2.42)	(0.04)
Class R
12/31/2012+	$14.93	$0.09		$1.37	$1.46	$(0.32)
6/30/2012	15.75	0.15		(0.80)	(0.65)	(0.17)
6/30/2011	12.00	0.15		3.77	3.92	(0.17)
6/30/2010	10.00	0.21		1.96	2.17	(0.17)
6/30/2009	14.21	0.13		(4.18)	(4.05)	(0.16)
6/30/2008	20.60	0.09		(2.29)	(2.20)	(0.03)
Class P
12/31/2012+	$14.38	$0.10		$1.35	$1.45	$(0.45)
6/30/2012	15.23	0.24		(0.79)	(0.55)	(0.30)
2/28/2011* - 6/30/2011	14.98	0.08		0.17	0.25	—
Institutional Class
12/31/2012+	$17.80	$0.17		$1.64	$1.81	$(0.43)
6/30/2012	18.72	0.32		(0.99)	(0.67)	(0.25)
6/30/2011	14.19	0.28		4.47	4.75	(0.22)
6/30/2010	11.78	0.34		2.30	2.64	(0.23)
6/30/2009	16.72	0.22		(4.91)	(4.69)	(0.25)
6/30/2008	23.35	0.24		(2.68)	(2.44)	(0.03)
Administrative Class
12/31/2012+	$17.30	$0.14		$1.59	$1.73	$(0.36)
6/30/2012	18.19	0.23		(0.93)	(0.70)	(0.19)
6/30/2011	13.82	0.23		4.35	4.58	(0.21)
6/30/2010	11.50	0.30		2.24	2.54	(0.22)
6/30/2009	16.23	0.20		(4.78)	(4.58)	(0.15)
6/30/2008	22.89	0.18		(2.61)	(2.43)	(0.07)

+	Unaudited
*	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(h)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007, the advisor fee was reduced by an additional 0.05%.

68	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—		$(0.35)	$—		$18.18		9.94%		$394,294	1.27	%(d)	1.27	%(d)	1.39	%(d)	14%
—		(0.19)	—		16.85		(3.83)		397,102	1.26		1.26		1.25		27
—		(0.21)	—		17.73		33.15		467,858	1.26		1.26		1.27		55
—		(0.20)	—	(e)	13.49		21.95		399,876	1.26		1.26		1.99		24
—	(f)	(0.19)	—	(e)	11.22	(g)	(28.22	)(g)	324,938	1.21		1.22		1.46		201
(4.16)		(4.20)	—	(e)	15.92		(12.94)		536,274	1.19	(h)	1.19	(h)	0.78		82

$—		$— (f)	$—		$16.24		9.51%		$6,015	2.02	%(d)	2.02	%(d)	0.48	%(d)	14%
—		— (f)	—		14.83		(4.63)		12,728	2.01		2.01		0.38		27
—		(0.02)	—		15.55		32.19		53,608	2.01		2.01		0.52		55
—		(0.12)	—	(e)	11.78		21.01		67,547	2.01		2.01		1.28		24
—	(f)	(0.04)	—	(e)	9.83	(i)	(28.72	)(i)	137,480	1.96		1.97		0.69		201
(4.16)		(4.16)	—	(e)	13.85		(13.60)		328,870	1.94	(h)	1.94	(h)	0.01		82

$—		$(0.25)	$—		$15.53		9.53%		$187,442	2.02	%(d)	2.02	%(d)	0.64	%(d)	14%
—		(0.09)	—		14.40		(4.60)		188,453	2.01		2.01		0.50		27
—		(0.11)	—		15.19		32.19		232,335	2.01		2.01		0.52		55
—		(0.12)	—	(e)	11.58		21.02		209,921	2.01		2.01		1.25		24
—	(f)	(0.08)	—	(e)	9.67	(j)	(28.74	)(j)	207,823	1.96		1.97		0.71		201
(4.16)		(4.16)	—	(e)	13.69		(13.62)		389,634	1.94	(h)	1.94	(h)	0.02		82

$—		$(0.33)	$—		$18.39		9.94%		$9,898	1.27	%(d)	1.27	%(d)	1.34	%(d)	14%
—		(0.14)	—		17.02		(3.89)		12,397	1.26		1.26		1.16		27
—		(0.23)	—		17.86		33.15		38,286	1.26		1.26		1.29		55
—		(0.19)	—	(e)	13.60		22.01		7,821	1.26		1.26		2.01		24
—	(f)	(0.16)	—	(e)	11.30	(k)	(28.22	)(k)	9,093	1.21		1.22		1.46		201
(4.16)		(4.20)	—	(e)	15.99		(12.97)		19,396	1.19	(h)	1.19	(h)	0.77		82

$—		$(0.32)	$—		$16.07		9.75%		$12,000	1.52	%(d)	1.52	%(d)	1.14	%(d)	14%
—		(0.17)	—		14.93		(4.08)		12,287	1.51		1.51		0.99		27
—		(0.17)	—		15.75		32.82		15,530	1.51		1.51		1.02		55
—		(0.17)	—	(e)	12.00		21.73		13,304	1.51		1.51		1.75		24
—	(f)	(0.16)	—	(e)	10.00	(l)	(28.41	)(l)	14,099	1.46		1.47		1.21		201
(4.16)		(4.19)	—	(e)	14.21		(13.19)		25,561	1.44	(h)	1.44	(h)	0.54		82

$—		$(0.45)	$—		$15.38		10.04%		$7,621	1.02	%(d)	1.02	%(d)	1.35	%(d)	14%
—		(0.30)	—		14.38		(3.53)		3,276	1.01		1.01		1.68		27
—		—	—		15.23		1.67		75	1.00	(d)	1.00	(d)	1.63	(d)	55

$—		$(0.43)	$—		$19.18		10.12%		$58,882	0.92	%(d)	0.92	%(d)	1.76	%(d)	14%
—		(0.25)	—		17.80		(3.51)		50,843	0.91		0.91		1.80		27
—		(0.22)	—		18.72		33.61		24,763	0.91		0.91		1.64		55
—		(0.23)	—	(e)	14.19		22.40		16,402	0.90		0.90		2.39		24
—	(f)	(0.25)	—	(e)	11.78	(m)	(27.90	)(m)	22,898	0.81		0.82		1.86		201
(4.16)		(4.19)	—	(e)	16.72		(12.60)		27,970	0.79	(h)	0.79	(h)	1.16		82

$—		$(0.36)	$—		$18.67		9.99%		$4,660	1.17	%(d)	1.17	%(d)	1.49	%(d)	14%
—		(0.19)	—		17.30		(3.77)		4,630	1.16		1.16		1.32		27
—		(0.21)	—		18.19		33.28		6,683	1.16		1.16		1.39		55
—		(0.22)	—	(e)	13.82		22.10		7,726	1.15		1.15		2.17		24
—	(f)	(0.15)	—	(e)	11.50	(n)	(28.12	)(n)	9,800	1.06		1.07		1.57		201
(4.16)		(4.23)	—	(e)	16.23		(12.83)		40,749	1.04	(h)	1.04	(h)	0.89		82

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.25%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.27%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.18 per share and the total return by 1.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.23%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 1.37%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2012+	$28.25	$0.32	$2.10	$2.42	$(0.38)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)
6/30/2010	19.25	0.45	4.26	4.71	(0.44)
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)
Class B
12/31/2012+	$27.46	$0.20	$2.03	$2.23	$(0.09)
6/30/2012	29.60	0.17	(1.46)	(1.29)	— (h)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)
6/30/2010	18.50	0.27	4.09	4.36	(0.27)
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)
Class C
12/31/2012+	$26.97	$0.20	$1.99	$2.19	$(0.17)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)
6/30/2010	18.44	0.27	4.08	4.35	(0.29)
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)
Class D
12/31/2012+	$28.98	$0.33	$2.15	$2.48	$(0.37)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)
6/30/2010	19.68	0.47	4.34	4.81	(0.43)
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)
Class R
12/31/2012+	$28.96	$0.29	$2.15	$2.44	$(0.27)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)
6/30/2010	19.57	0.40	4.33	4.73	(0.23)
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)
Class P
12/31/2012+	$29.59	$0.38	$2.19	$2.57	$(0.46)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)
6/30/2010	20.08	0.54	4.44	4.98	(0.52)
7/7/2008* - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)
Institutional Class
12/31/2012+	$29.70	$0.41	$2.20	$2.61	$(0.51)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)
6/30/2010	20.13	0.57	4.45	5.02	(0.52)
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)
Administrative Class
12/31/2012+	$28.23	$0.34	$2.09	$2.43	$(0.43)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)
6/30/2010	19.24	0.49	4.25	4.74	(0.48)
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.00%, respectively.
(f)	Less than $0.01 per share.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(h)	Less than $(0.01) per share.

70	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.85)	$(2.23)	$—		$28.44		8.62%		$1,997,658	1.19	%(d)	1.19	%(d)	2.20	%(d)	14%
(0.85)	(1.29)	—		28.25	(e)	(3.48	)(e)	2,069,509	1.18		1.18		1.35		26
—	(0.42)	—		30.67		32.33		2,560,148	1.18		1.18		1.14		26
—	(0.44)	—	(f)	23.52		24.53		2,048,233	1.20		1.20		1.94		21
(2.19)	(2.53)	—	(f)	19.25	(g)	(23.95	)(g)	1,808,029	1.22		1.23		2.20		33
(2.99)	(3.52)	—	(f)	28.92		(7.01)		1,690,712	1.22		1.22		1.35		33

$(1.85)	$(1.94)	$—		$27.75		8.21%		$10,551	1.94	%(d)	1.94	%(d)	1.41	%(d)	14%
(0.85)	(0.85)	—		27.46	(e)	(4.21	)(e)	12,678	1.93		1.93		0.60		26
—	(0.07)	—		29.60		31.36		38,545	1.93		1.93		0.54		26
—	(0.27)	—	(f)	22.59		23.59		78,482	1.95		1.95		1.22		21
(2.19)	(2.27)	—	(f)	18.50	(i)	(24.53	)(i)	105,915	1.97		1.98		1.45		33
(2.99)	(3.27)	—	(f)	27.78		(7.71)		199,797	1.97		1.97		0.59		33

$(1.85)	$(2.02)	$—		$27.14		8.25%		$316,238	1.94	%(d)	1.94	%(d)	1.45	%(d)	14%
(0.85)	(1.07)	—		26.97	(e)	(4.22	)(e)	329,937	1.93		1.93		0.60		26
—	(0.22)	—		29.32		31.36		410,818	1.93		1.93		0.42		26
—	(0.29)	—	(f)	22.50		23.63		378,443	1.95		1.95		1.20		21
(2.19)	(2.34)	—	(f)	18.44	(j)	(24.56	)(j)	370,755	1.97		1.98		1.45		33
(2.99)	(3.28)	—	(f)	27.81		(7.66)		475,710	1.97		1.97		0.60		33

$(1.85)	$(2.22)	$—		$29.24		8.65%		$112,559	1.19	%(d)	1.19	%(d)	2.19	%(d)	14%
(0.85)	(1.28)	—		28.98	(e)	(3.52	)(e)	119,903	1.18		1.18		1.35		26
—	(0.40)	—		31.42		32.33		150,210	1.18		1.18		1.16		26
—	(0.43)	—	(f)	24.06		24.57		131,235	1.20		1.20		2.00		21
(2.19)	(2.61)	—	(f)	19.68	(k)	(23.95	)(k)	196,748	1.21		1.22		2.18		33
(2.99)	(3.50)	—	(f)	29.61		(7.01)		17,879	1.22		1.22		1.34		33

$(1.85)	$(2.12)	$—		$29.28		8.48%		$122,542	1.44	%(d)	1.44	%(d)	1.90	%(d)	14%
(0.85)	(1.21)	—		28.96	(e)	(3.73	)(e)	143,337	1.43		1.43		1.10		26
—	(0.35)	—		31.40		32.05		175,290	1.43		1.43		0.89		26
—	(0.23)	—	(f)	24.07		24.23		137,095	1.45		1.45		1.69		21
(2.19)	(2.49)	—	(f)	19.57	(l)	(24.15	)(l)	95,431	1.47		1.47		1.93		33
(2.99)	(3.34)	—	(f)	29.37		(7.23)		51,498	1.47		1.47		1.11		33

$(1.85)	$(2.31)	$—		$29.85		8.76%		$118,208	0.94	%(d)	0.94	%(d)	2.48	%(d)	14%
(0.85)	(1.38)	—		29.59	(e)	(3.23	)(e)	117,040	0.93		0.93		1.58		26
—	(0.46)	—		32.06		32.64		82,009	0.93		0.93		1.32		26
—	(0.52)	—	(f)	24.54		24.94		52,661	0.94		0.94		2.24		21
(2.19)	(2.63)	—	(f)	20.08	(m)	(19.76	)(m)	66,639	0.90	(d)	0.90	(d)	2.22	(d)	33

$(1.85)	$(2.36)	$—		$29.95		8.85%		$2,986,302	0.79	%(d)	0.84	%(d)	2.65	%(d)	14%
(0.85)	(1.41)	—		29.70	(e)	(3.11	)(e)	2,769,904	0.78		0.83		1.74		26
—	(0.51)	—		32.17		32.88		2,876,467	0.78		0.83		1.53		26
—	(0.52)	—	(f)	24.63		25.03		2,090,160	0.80		0.83		2.34		21
(2.19)	(2.61)	—	(f)	20.13	(n)	(23.64	)(n)	1,780,607	0.82		0.83		2.60		33
(2.99)	(3.60)	—	(f)	30.08		(6.63)		1,198,175	0.82		0.82		1.75		33

$(1.85)	$(2.28)	$—		$28.38		8.73%		$1,191,787	1.04	%(d)	1.09	%(d)	2.33	%(d)	14%
(0.85)	(1.33)	—		28.23	(e)	(3.36	)(e)	1,266,720	1.03		1.08		1.50		26
—	(0.46)	—		30.65		32.54		1,577,240	1.03		1.08		1.27		26
—	(0.48)	—	(f)	23.50		24.75		1,069,772	1.05		1.08		2.09		21
(2.19)	(2.55)	—	(f)	19.24	(o)	(23.85	)(o)	776,986	1.07		1.08		2.36		33
(2.99)	(3.64)	—	(f)	28.91		(6.84)		666,419	1.07		1.07		1.50		33

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations
AllianzGI Opportunity:
Class A
12/31/2012+	$24.38	$(0.13)	$0.29	$0.16
6/30/2012	29.61	(0.30)	(4.26)	(4.56)
6/30/2011	22.12	(0.28)	7.77	7.49
6/30/2010	18.85	(0.20)	3.47	3.27
6/30/2009	22.81	(0.10)	(3.86)	(3.96)
6/30/2008	31.20	(0.15)	(4.99)	(5.14)
Class B
12/31/2012+	$17.56	$(0.16)	$0.20	$0.04
6/30/2012	21.71	(0.35)	(3.13)	(3.48)
6/30/2011	16.35	(0.35)	5.71	5.36
6/30/2010	14.04	(0.27)	2.58	2.31
6/30/2009	17.11	(0.17)	(2.90)	(3.07)
6/30/2008	24.42	(0.27)	(3.79)	(4.06)
Class C
12/31/2012+	$17.55	$(0.16)	$0.20	$0.04
6/30/2012	21.71	(0.35)	(3.14)	(3.49)
6/30/2011	16.34	(0.36)	5.73	5.37
6/30/2010	14.03	(0.28)	2.59	2.31
6/30/2009	17.10	(0.17)	(2.90)	(3.07)
6/30/2008	24.42	(0.27)	(3.80)	(4.07)
Class D
12/31/2012+	$18.34	$(0.09)	$0.21	$0.12
6/30/2012	22.48	(0.23)	(3.24)	(3.47)
6/30/2011	16.79	(0.22)	5.91	5.69
6/30/2010	14.32	(0.15)	2.62	2.47
6/30/2009	17.31	(0.10)	(2.89)	(2.99)
6/30/2008	24.49	(0.06)	(3.87)	(3.93)
Class R
12/31/2012+	$17.78	$(0.12)	$0.22	$0.10
6/30/2012	21.87	(0.26)	(3.16)	(3.42)
6/30/2011	16.39	(0.24)	5.72	5.48
11/2/2009* - 6/30/2010	14.80	(0.14)	1.73	1.59
Class P
12/31/2012+	$18.31	$(0.07)	$0.21	$0.14
6/30/2012	22.38	(0.18)	(3.22)	(3.40)
6/30/2011	16.69	(0.17)	5.86	5.69
6/30/2010	14.18	(0.11)	2.62	2.51
7/7/2008* - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)
Institutional Class
12/31/2012+	$20.79	$(0.07)	$0.24	$0.17
6/30/2012	25.28	(0.18)	(3.64)	(3.82)
6/30/2011	18.83	(0.16)	6.61	6.45
6/30/2010	15.99	(0.11)	2.95	2.84
6/30/2009	19.26	(0.03)	(3.24)	(3.27)
6/30/2008	26.78	(0.04)	(4.23)	(4.27)
Administrative Class
12/31/2012+	$20.13	$(0.10)	$0.24	$0.14
6/30/2012	24.57	(0.22)	(3.55)	(3.77)
6/30/2011	18.34	(0.21)	6.44	6.23
6/30/2010	15.61	(0.15)	2.88	2.73
6/30/2009	18.85	(0.06)	(3.18)	(3.24)
6/30/2008	26.34	(0.09)	(4.15)	(4.24)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.

72	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$(0.74)	$—		$23.80		0.74%		$47,863	1.30	%(d)	1.32	%(d)	(1.07	)%(d)	45%
(0.67)	—		24.38		(15.21)		54,698	1.31		1.31		(1.18)		130
—	—		29.61		33.86		77,183	1.31		1.31		(1.08)		112
—	—	(e)	22.12		17.35		74,413	1.31		1.31		(0.90)		129
—	—	(e)	18.85	(f)	(17.32	)(f)	57,700	1.31		1.32		(0.57)		199
(3.25)	—	(e)	22.81		(18.02)		74,282	1.31		1.31		(0.57)		199

$(0.74)	$—		$16.86		0.34%		$729	2.05	%(d)	2.07	%(d)	(1.83	)%(d)	45%
(0.67)	—		17.56		(15.78)		1,125	2.06		2.06		(1.93)		130
—	—		21.71		32.78		3,345	2.06		2.06		(1.82)		112
—	—	(e)	16.35		16.45		4,842	2.06		2.06		(1.66)		129
—	—	(e)	14.04	(g)	(17.89	)(g)	5,097	2.06		2.07		(1.31)		199
(3.25)	—	(e)	17.11		(18.65)		8,960	2.06		2.06		(1.32)		199

$(0.74)	$—		$16.85		0.34%		$49,848	2.05	%(d)	2.07	%(d)	(1.82	)%(d)	45%
(0.67)	—		17.55		(15.83)		56,119	2.06		2.06		(1.93)		130
—	—		21.71		32.86		79,572	2.06		2.06		(1.82)		112
—	—	(e)	16.34		16.46		67,482	2.06		2.06		(1.66)		129
—	—	(e)	14.03	(h)	(17.95	)(h)	61,152	2.06		2.07		(1.32)		199
(3.25)	—	(e)	17.10		(18.64)		83,843	2.06		2.06		(1.32)		199

$(0.74)	$—		$17.72		0.76%		$521	1.30	%(d)	1.32	%(d)	(1.04	)%(d)	45%
(0.67)	—		18.34		(15.18)		667	1.31		1.31		(1.18)		130
—	—		22.48		33.89		2,758	1.31		1.31		(1.06)		112
—	—	(e)	16.79		17.25		998	1.31		1.31		(0.89)		129
—	—	(e)	14.32	(i)	(17.23	)(i)	562	1.30		1.31		(0.78)		199
(3.25)	—	(e)	17.31		(18.02)		53	1.31		1.31		(0.30)		199

$(0.74)	$—		$17.14		0.67%		$48	1.55	%(d)	1.57	%(d)	(1.37	)%(d)	45%
(0.67)	—		17.78		(15.38)		161	1.56		1.56		(1.43)		130
—	—		21.87		33.44		199	1.56		1.56		(1.16)		112
—	—		16.39		10.74		20	1.56	(d)	1.56	(d)	(1.21	)(d)	129

$(0.74)	$—		$17.71		0.87%		$1,235	1.05	%(d)	1.07	%(d)	(0.82	)%(d)	45%
(0.67)	—		18.31		(14.93)		1,466	1.06		1.06		(0.93)		130
—	—		22.38		34.09		2,672	1.06		1.06		(0.83)		112
—	—	(e)	16.69		17.70		2,627	1.05		1.05		(0.63)		129
—	—	(e)	14.18	(j)	(13.69	)(j)	876	0.99	(d)	1.00	(d)	(0.53	)(d)	199

$(0.74)	$—		$20.22		0.91%		$45,152	0.95	%(d)	0.97	%(d)	(0.72	)%(d)	45%
(0.67)	—		20.79		(14.88)		51,981	0.96		0.96		(0.83)		130
—	—		25.28		34.25		138,162	0.96		0.96		(0.72)		112
—	—	(e)	18.83		17.76		115,280	0.95		0.95		(0.56)		129
—	—	(e)	15.99	(k)	(16.94	)(k)	71,702	0.91		0.92		(0.18)		199
(3.25)	—	(e)	19.26		(17.73)		79,635	0.91		0.91		(0.20)		199

$(0.74)	$—		$19.53		0.79%		$253	1.20	%(d)	1.22	%(d)	(0.96	)%(d)	45%
(0.67)	—		20.13		(15.11)		285	1.21		1.21		(1.07)		130
—	—		24.57		33.97		2,838	1.21		1.21		(0.97)		112
—	—	(e)	18.34		17.49		2,036	1.21		1.21		(0.77)		129
—	—	(e)	15.61	(l)	(17.19	)(l)	224	1.16		1.17		(0.45)		199
(3.25)	—	(e)	18.85		(17.88)		168	1.16		1.16		(0.40)		199

(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI U.S. Managed Volatility:
Class A
12/31/2012+	$13.62	$0.23	$(0.32)	$(0.09)	$(0.33)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)
6/30/2010	10.02	0.04	1.05	1.09	(0.05)
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)
6/30/2008	15.20	— (f)	(0.78)	(0.78)	—
Class B
12/31/2012+	$12.69	$0.15	$(0.29)	$(0.14)	$(0.19)
6/30/2012	13.48	0.09	0.31	0.40	— (e)
6/30/2011	10.42	(0.01)	3.07	3.06	— (e)
6/30/2010	9.48	(0.04)	0.98	0.94	— (e)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (e)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—
Class C
12/31/2012+	$12.70	$0.15	$(0.29)	$(0.14)	$(0.21)
6/30/2012	13.49	0.10	0.30	0.40	— (e)
6/30/2011	10.43	(0.01)	3.07	3.06	— (e)
6/30/2010	9.48	(0.04)	0.99	0.95	— (e)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (e)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—
Class D
12/31/2012+	$13.59	$0.21	$(0.31)	$(0.10)	$(0.31)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)
6/30/2010	10.02	0.04	1.06	1.10	(0.06)
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (e)
6/30/2008	15.18	— (f)	(0.78)	(0.78)	—
Class P
12/31/2012+	$13.98	$0.25	$(0.34)	$(0.09)	$(0.36)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)
6/30/2010	10.28	0.07	1.09	1.16	(0.09)
7/7/2008* - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)
Institutional Class
12/31/2012+	$14.04	$0.26	$(0.34)	$(0.08)	$(0.37)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)
6/30/2010	10.29	0.08	1.08	1.16	(0.09)
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—
Administrative Class
12/31/2012+	$13.77	$0.23	$(0.33)	$(0.10)	$(0.33)
6/30/2012	14.49	0.23	0.32	0.55	(0.08)
6/30/2011	11.18	0.10	3.31	3.41	(0.10)
6/30/2010	10.13	0.05	1.07	1.12	(0.07)
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

74	Allianz Domestic Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.45)	$(1.78)	$—		$11.75	(0.82)%	$6,650	0.97	%(d)	3.31	%(d)	40%
(1.19)	(1.24)	—		13.62	4.63	6,412	1.08		1.52		199
—	(0.08)	—		14.32	30.27	7,838	1.17		0.62		138
—	(0.05)	—		11.06	10.85	6,156	1.17		0.35		135
— (e)	(0.01)	—	(f)	10.02	(28.78)	6,453	1.18		0.64		138
(0.33)	(0.33)	—	(f)	14.09	(5.41)	9,115	1.17		0.03		105

$(1.45)	$(1.64)	$—		$10.91	(1.23)%	$635	1.72	%(d)	2.41	%(d)	40%
(1.19)	(1.19)	—		12.69	3.85	880	1.83		0.69		199
—	— (e)	—		13.48	29.37	1,655	1.92		(0.06)		138
—	— (e)	—		10.42	9.92	2,395	1.92		(0.40)		135
— (e)	— (e)	—	(f)	9.48	(29.30)	3,481	1.93		(0.12)		138
(0.33)	(0.33)	—	(f)	13.41	(6.12)	7,634	1.92		(0.71)		105

$(1.45)	$(1.66)	$—		$10.90	(1.26)%	$2,068	1.72	%(d)	2.40	%(d)	40%
(1.19)	(1.19)	—		12.70	3.85	2,540	1.83		0.79		199
—	— (e)	—		13.49	29.34	3,408	1.92		(0.11)		138
—	— (e)	—		10.43	10.02	3,131	1.92		(0.41)		135
— (e)	— (e)	—	(f)	9.48	(29.30)	3,257	1.93		(0.12)		138
(0.33)	(0.33)	—	(f)	13.41	(6.05)	6,161	1.92		(0.73)		105

$(1.45)	$(1.76)	$—		$11.73	(0.90)%	$535	0.97	%(d)	3.10	%(d)	40%
(1.19)	(1.26)	—		13.59	4.61	707	1.08		1.66		199
—	(0.09)	—		14.32	30.31	605	1.17		0.65		138
—	(0.06)	—		11.06	10.90	537	1.17		0.35		135
— (e)	— (e)	—	(f)	10.02	(28.78)	507	1.18		0.64		138
(0.33)	(0.33)	—	(f)	14.07	(5.41)	910	1.17		0.03		105

$(1.45)	$(1.81)	$—		$12.08	(0.75)%	$125	0.72	%(d)	3.63	%(d)	40%
(1.19)	(1.30)	—		13.98	4.86	82	0.83		1.87		199
—	(0.12)	—		14.70	30.62	58	0.92		0.89		138
—	(0.09)	—		11.35	11.19	36	0.90		0.58		135
— (e)	(0.05)	—	(f)	10.28	(27.37)	24	0.88	(d)	1.01	(d)	138

$(1.45)	$(1.82)	$—		$12.14	(0.71)%	$11,457	0.62	%(d)	3.74	%(d)	40%
(1.19)	(1.29)	—		14.04	5.00	7,857	0.73		1.86		199
—	(0.13)	—		14.73	30.86	10,085	0.82		1.22		138
—	(0.09)	—		11.36	11.22	26,948	0.80		0.70		135
— (e)	(0.05)	—	(f)	10.29	(28.50)	18,595	0.78		1.04		138
(0.33)	(0.33)	—	(f)	14.47	(5.02)	696	0.77		0.43		105

$(1.45)	$(1.78)	$—		$11.89	(0.84)%	$18	0.87	%(d)	3.37	%(d)	40%
(1.19)	(1.27)	—		13.77	4.73	18	0.98		1.76		199
—	(0.10)	—		14.49	30.55	17	1.07		0.74		138
—	(0.07)	—		11.18	10.97	13	1.05		0.46		135
— (e)	(0.02)	—	(f)	10.13	(28.68)	12	1.03		0.79		138
(0.33)	(0.33)	—	(f)	14.24	(5.23)	17	1.01		0.18		105

See accompanying Notes to Financial Statements	12.31.12	Allianz Domestic Stock Funds Semiannual Report	75

Notes to Financial Statements

December 31, 2012 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of December 31, 2012 the Trust consisted of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AGI U.S.”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II, which is only offered by the AllianzGI Money Market Fund and available to limited purchasers. Effective of November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to eleven of the Funds offered by the Trust.

The investment objective of AllianzGI Large-Cap Growth, AllianzGI Mid-Cap and AllianzGI U.S. Managed Volatility is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AllianzGI Opportunity is to seek capital appreciation; no consideration is given to income. The investment objective of AllianzGI Focused Growth is to seek capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the

76	Allianz Domestic Stock Funds Semiannual Report	12.31.12

NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3—valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at December 31, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a) for more detailed information on Investments in Securities):

AllianzGI Focused Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$443,183,776	—	—	$443,183,776
Repurchase Agreements	—	$3,428,000	—	3,428,000
Totals	$443,183,776	$3,428,000	—	$446,611,776

12.31.12	Allianz Domestic Stock Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

AllianzGI Income & Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$371,287,603	—	—	$371,287,603
Corporate Bonds & Notes	—	$356,018,312	—	356,018,312
Convertible Bonds:
Banking	—	—	$3,557,826	3,557,826
All Other	—	303,513,903	—	303,513,903
Convertible Preferred Stock:
Commercial Banks	477,750	2,789,147	—	3,266,897
Diversified Financial Services	5,011,025	6,644,534	—	11,655,559
Oil & Gas	—	3,188,456	—	3,188,456
All Other	27,647,621	—	—	27,647,621
Repurchase Agreements	—	14,109,000	—	14,109,000
	$404,423,999	$686,263,352	$3,557,826	$1,094,245,177

Investment in Securities – Liabilities
Options Written, at value:
Market Price	$(915,668)	—	—	$(915,668)
Totals	$403,508,331	$686,263,352	$3,557,826	$1,093,329,509

AllianzGI Large-Cap Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$286,652,485	—	—	$286,652,485
Repurchase Agreements	—	$5,625,000	—	5,625,000
Totals	$286,652,485	$5,625,000	—	$292,277,485

AllianzGI Mid-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$286,205,647	—	—	$286,205,647
Repurchase Agreements	—	$2,288,000	—	2,288,000
Totals	$286,205,647	$2,288,000	—	$288,493,647

AllianzGI NFJ All-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$21,644,796	—	—	$21,644,796

AllianzGI NFJ Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$7,760,220,731	—	—	$7,760,220,731
Mutual Funds	25,000,000	—	—	25,000,000
Repurchase Agreements	—	$97,585,000	—	97,585,000
Totals	$7,785,220,731	$97,585,000	—	$7,882,805,731

78	Allianz Domestic Stock Funds Semiannual Report	12.31.12

AllianzGI NFJ Large-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$621,801,308	—	—	$621,801,308

AllianzGI NFJ Mid-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$658,715,473	—	—	$658,715,473
Repurchase Agreements	—	$23,685,000	—	23,685,000
Totals	$658,715,473	$23,685,000	—	$682,400,473

AllianzGI NFJ Small-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$6,511,328,781	—	—	$6,511,328,781
Mutual Funds	84,895,543	—	—	84,895,543
Repurchase Agreements	—	$291,976,000	—	291,976,000
Totals	$6,596,224,324	$291,976,000	—	$6,888,200,324

AllianzGI Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$145,567,297	—	—	$145,567,297

AllianzGI U.S. Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock	$20,960,399	—	—	$20,960,399
Repurchase Agreements	—	$296,000	—	296,000
Totals	$20,960,399	$296,000	—	$21,256,399

At December 31, 2012, none of the Funds had transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2012, was as follows:

AllianzGI Income & Growth:

	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 12/31/12

Investments in Securities – Assets
Convertible Bonds:
Banking	—	—	—	—	—	—	$3,557,826	—	$3,557,826

12.31.12	Allianz Domestic Stock Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

AllianzGI NFJ All-Cap Value:

	Beginning Balance 6/30/12		Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/12

Investments in Securities – Assets
Common Stock:
Oil, Gas & Consumable Fuels	—(a	)	—	—	—	$(416,000)	$416,000	—	—	—
Preferred Stock	—(a	)	—	—	—	(97,307)	97,307	—	—	—
Totals	—(a	)	—	—	—	$(513,307)	$513,307	—	—	—

(a)	Securities were fair valued at $0.

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2012:

AllianzGI Income & Growth:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Convertible Bonds:	$3,557,826	Third-Party Pricing Vendor	Single Broker Quote	$34.20

*	Transferred out of Level 2 into 3 because an evaluated price from a third-party pricing vendor was not available.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at December 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income for AllianzGI NFJ Dividend Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include distribution, servicing and administration fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the

80	Allianz Domestic Stock Funds Semiannual Report	12.31.12

period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the six months ended December 31, 2012 foreign taxes withheld were: AllianzGI NFJ All-Cap Value—$4,855, AllianzGI NFJ Dividend Value—$2,335,795, AllianzGI NFJ Large-Cap Value—$40,517, AllianzGI NFJ Mid-Cap Value—$75,399 and AllianzGI NFJ Small-Cap Value—$387,760.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default

12.31.12	Allianz Domestic Stock Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2012:

AllianzGI Income & Growth:

Location	Market Price
Liability derivatives:
Options written, at value	$(915,668)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2012:

AllianzGI Income & Growth:

Location	Market Price
Net realized loss on:
Options written	$(3,631,449)
Net change in unrealized appreciation/depreciation of:
Options written	$52,707

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2012:

	Options Written

	Contracts	Notional
AllianzGI Income & Growth	13,538	$47,883

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

82	Allianz Domestic Stock Funds Semiannual Report	12.31.12

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, B, C, D, R and P(1)		Institutional Class(1)			Administrative Class(1)

	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI Focused Growth	0.45%	0.47	%(7)	0.40%	0.40%	0.30%	0.30%		0.30%	0.30%
AllianzGI Income & Growth	0.65	0.65		0.40	0.40	0.30	0.30		N/A	N/A
AllianzGI Large-Cap Growth	0.45	0.45	(2)	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI Mid-Cap	0.47	0.47		0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ All-Cap Value	0.65	0.65		0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Dividend Value	0.45	0.45	(3)	0.35	0.35	0.25	0.25		0.25	0.25
AllianzGI NFJ Large-Cap Value	0.45	0.45		0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Mid-Cap Value	0.60	0.60		0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI NFJ Small-Cap Value	0.60	0.57	(4)	0.40	0.36	0.30	0.21	(5)	0.30	0.21	(5)
AllianzGI Opportunity	0.65	0.65	(6)	0.40	0.40	0.30	0.30		0.30	0.30
AllianzGI U.S. Managed Volatility	0.30	0.30		0.40	0.40	0.30	0.30		0.30	0.30

(1)	Administration Fee for each share class shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.
(2)	Effective November 1, 2012, the Adviser has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.05% to 0.40%.
(3)	Effective November 1, 2012, the Adviser has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Investment Advisory Fee which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion.
(4)	Effective November 1, 2012, the Adviser has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Investment Advisory Fee which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion.
(5)	The Administrator has voluntarily agreed to an irrevocable waiver of a portion of Administration Fees paid by Institutional and Administrative Class shares in the amount of 0.05% of average daily net assets attributable to these share classes through October 31, 2013.
(6)	Effective November 1, 2012, the Adviser has contractually agreed to observe through October 31, 2013, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.05% to 0.60%.
(7)	Effective September 24, 2012, the Investment Advisory Fee rate changed from 0.50% to 0.45%.

The Investment Adviser has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Adviser in return for its services.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of December 31, 2012.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2012, the Distributor received $105,891, representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares,

12.31.12	Allianz Domestic Stock Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2012, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Focused Growth	$558,871,175	$730,625,007
AllianzGI Income & Growth	995,978,759	936,445,373
AllianzGI Large-Cap Growth	91,243,929	180,331,882
AllianzGI Mid-Cap	123,428,620	181,535,055
AllianzGI NFJ All-Cap Value	3,582,092	5,626,399
AllianzGI NFJ Dividend Value	1,485,725,210	1,747,021,825
AllianzGI NFJ Large-Cap Value	76,142,214	243,908,721
AllianzGI NFJ Mid-Cap Value	90,086,273	152,456,327
AllianzGI NFJ Small-Cap Value	892,544,627	1,349,946,575
AllianzGI Opportunity	69,598,927	92,295,497
AllianzGI U.S. Managed Volatility	11,425,406	7,895,736

(a) Transactions in options written for the six months ended December 31, 2012:

	AllianzGI Income & Growth:
	Contracts	Notional	Premiums
Options outstanding, June 30, 2012	14,345	$143,650	$958,261
Options written	88,451	—	5,503,662
Options terminated in closing transactions	(36,597)	—	(2,937,306)
Options expired	(54,229)	(143,650)	(2,775,230)
Options outstanding, December 31, 2012	11,970	$—	$749,387

6.	INCOME TAX INFORMATION

At December 31, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Focused Growth	$384,840,489	$71,934,837	$(10,163,550)	$61,771,287
AllianzGI Income & Growth	1,162,461,049	17,484,281	(85,700,153)	(68,215,872)
AllianzGI Large-Cap Growth	259,771,912	41,481,789	(8,976,216)	32,505,573
AllianzGI Mid-Cap	270,004,352	24,008,673	(5,519,378)	18,489,295
AllianzGI NFJ All-Cap Value	20,290,140	2,407,942	(1,053,286)	1,354,656
AllianzGI NFJ Dividend Value	7,140,609,528	1,010,791,256	(268,595,053)	742,196,203
AllianzGI NFJ Large-Cap Value	540,497,082	101,363,390	(20,059,164)	81,304,226
AllianzGI NFJ Mid-Cap Value	562,823,901	133,107,399	(13,530,827)	119,576,572
AllianzGI NFJ Small-Cap Value	5,417,489,003	1,585,676,320	(114,964,999)	1,470,711,321
AllianzGI Opportunity	142,738,995	10,575,993	(7,747,691)	2,828,302
AllianzGI U.S. Managed Volatility	20,986,934	756,528	(487,063)	269,465

(1)	Differences, if any, between book and tax cost basis may be attributable to wash sale loss deferrals and/or the differing treatment of bond premium amortization

84	Allianz Domestic Stock Funds Semiannual Report	12.31.12

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12.31.12	Allianz Domestic Stock Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Focused Growth				AllianzGI Income & Growth
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	587,112	$19,158,635	1,046,554	$32,353,419	6,312,145	$74,068,580	15,654,370	$184,845,291
Class B	2,272	56,207	6,124	155,732	—	—	—	—
Class C	112,493	2,849,267	144,945	3,783,351	6,602,705	75,103,378	12,783,949	147,596,748
Class D	20,319	591,086	144,368	3,753,737	382,050	4,491,877	1,887,063	22,388,831
Class R	59,787	1,632,938	204,126	5,163,497	173,594	2,091,183	262,554	3,166,596
Class P	35,562	962,720	132,248	3,506,136	3,523,346	41,600,429	11,492,009	136,613,713
Institutional Class	69,509	2,120,864	249,743	7,051,862	1,955,515	23,243,777	5,336,218	62,884,022
Administrative Class	120,901	3,682,091	45,792	1,268,250	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	356,201	11,099,231	—	—	1,188,213	13,917,983	2,022,343	23,566,215
Class B	6,643	163,420	—	—	—	—	—	—
Class C	461,482	11,352,458	—	—	1,129,947	12,834,340	1,652,049	18,785,084
Class D	14,751	402,259	—	—	139,181	1,635,510	272,643	3,185,477
Class R	43,256	1,119,897	—	—	6,610	77,795	4,947	58,787
Class P	20,050	517,097	—	—	421,669	4,982,464	559,496	6,564,381
Institutional Class	61,100	1,778,011	—	—	421,107	4,993,946	585,464	6,888,342
Administrative Class	29,186	815,456	—	—	—	—	—	—

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(5,404,750)	(179,103,313)	(2,330,757)	(70,391,647)	(5,055,475)	(59,328,914)	(12,644,325)	(147,814,337)
Class B	(33,080)	(874,251)	(136,703)	(3,296,330)	—	—	—	—
Class C	(583,987)	(15,270,192)	(1,186,302)	(28,709,467)	(3,973,388)	(45,114,619)	(5,487,331)	(62,616,291)
Class D	(129,231)	(3,789,747)	(169,882)	(4,239,169)	(1,383,377)	(16,425,255)	(1,850,933)	(21,685,538)
Class R	(85,808)	(2,345,190)	(327,072)	(8,290,469)	(107,445)	(1,285,366)	(153,150)	(1,868,355)
Class P	(58,768)	(1,604,201)	(114,045)	(2,922,926)	(2,259,415)	(26,641,555)	(4,957,039)	(58,396,531)
Institutional Class	(124,331)	(3,827,767)	(296,361)	(8,386,209)	(1,541,463)	(18,313,646)	(1,486,093)	(17,510,266)
Administrative Class	(57,293)	(1,637,894)	(53,649)	(1,440,605)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(4,476,624)	$(150,150,918)	(2,640,871)	$(70,640,838)	7,935,519	$91,931,907	25,934,234	$306,652,169

86	Allianz Domestic Stock Funds Semiannual Report	12.31.12

AllianzGI Large-Cap Growth				AllianzGI Mid-Cap
Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

302,302	$4,197,164	1,074,201	$14,395,355	928,074	$2,609,030	1,675,591	$5,012,479
1,242	14,785	1,407	17,315	2,676	6,634	22,496	61,600
31,269	381,140	33,932	423,490	1,002,311	2,489,816	282,489	765,497
6,614	90,790	257,087	3,432,677	15,104	43,823	133,128	403,341
1,494	20,585	4,043	53,434	424,958	1,234,017	268,019	783,584
1,146	15,573	8,965	120,181	4,427	12,749	2,942 **	10,000 **
1,949,462	28,147,077	3,627,268	49,632,112	1,185,878	3,612,581	1,176,211	3,732,809
109,888	1,552,784	339,720	4,616,377	35,735	105,030	561,009	1,634,459

339,609	4,342,665	3	39	2,255,596	6,022,442	106,649	282,621
6,142	72,713	2	24	49,392	121,505	19,601	48,414
42,385	503,348	3	39	4,721,783	11,568,368	59,598	147,207
56,099	716,407	2	24	32,861	89,382	19,143	51,496
2,800	35,529	1	15	48,159	128,583	15,286	40,661
1,600	20,906	— *	4	12,227	35,213	—	—
1,720,848	22,565,113	39,878	520,006	1,385,993	3,991,661	531,416	1,503,909
137,129	1,771,394	2	26	33,282	92,191	30,465	83,168

—	—	—	—	—	—	31,393,220	94,343,043
—	—	—	—	—	—	673,533	1,883,131
—	—	—	—	—	—	66,166,967	184,380,870
—	—	—	—	—	—	204,365	623,864
—	—	—	—	—	—	525,633	1,689,806
—	—	—	—	—	—	1,916,897	6,166,405
—	—	—	—	—	—	19,535	60,532

(1,105,007)	(15,282,041)	(1,848,331)	(24,870,793)	(5,294,827)	(15,009,639)	(2,881,680)	(8,320,590)
(29,249)	(382,001)	(139,836)	(1,750,825)	(335,843)	(892,702)	(596,270)	(1,621,986)
(72,106)	(937,133)	(242,246)	(3,016,055)	(6,602,122)	(17,268,446)	(2,217,825)	(5,798,237)
(1,756,421)	(24,008,779)	(737,058)	(10,201,328)	(58,465)	(168,630)	(254,137)	(734,505)
(2,670)	(37,378)	(4,474)	(59,738)	(145,963)	(417,111)	(370,995)	(1,066,392)
(14,759)	(210,971)	(167,316)	(2,173,119)	(171,644)	(531,321)	(64,905)	(196,170)
(4,735,206)	(67,489,111)	(7,861,147)	(107,603,689)	(9,461,615)	(28,058,897)	(2,420,976)	(7,565,520)
(1,350,352)	(19,386,257)	(484,568)	(6,629,345)	(863,003)	(2,568,921)	(249,406)	(773,603)
(4,355,741)	$(63,285,698)	(6,098,462)	$(83,093,774)	(10,795,026)	$(32,752,642)	96,747,999	$277,631,893

12.31.12	Allianz Domestic Stock Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

	AllianzGI NFJ All-Cap Value				AllianzGI NFJ Dividend Value
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	60,031	$665,120	341,688	$3,550,063	10,581,322	$132,134,324	37,409,394	$423,246,384
Class B	67	767	10,726	107,211	8,396	106,938	85,615	1,010,035
Class C	25,901	272,184	192,098	1,930,476	1,308,026	16,384,575	3,903,818	45,103,049
Class D	28,959	328,234	64,829	691,259	2,107,972	26,453,874	22,650,973	251,890,613
Class R	—	—	—	—	1,767,184	21,996,015	5,269,965	60,257,823
Class P	87,655	1,017,202	222,882	2,383,196	18,165,311	233,432,845	35,252,460	404,595,920
Institutional Class	7,918	95,527	29,206	343,035	49,817,939	613,854,611	114,480,209	1,368,916,695
Administrative Class	—	—	—	—	8,178,377	102,215,731	11,612,350	135,726,865

Issued in reinvestment of dividends and distributions:
Class A	17,001	191,263	15,950	165,091	1,318,438	16,988,222	3,732,751	42,008,850
Class B	388	4,279	459	4,641	5,387	70,575	54,310	610,303
Class C	5,995	64,620	5,526	54,871	85,374	1,112,420	544,526	6,148,682
Class D	2,104	23,984	2,764	28,996	195,537	2,532,827	1,400,803	15,353,359
Class R	—	—	—	—	167,898	2,159,949	508,693	5,706,301
Class P	4,019	46,054	2,523	26,618	597,755	7,737,838	1,025,228	11,691,865
Institutional Class	761	9,117	83	910	4,104,763	53,124,341	6,875,074	78,574,029
Administrative Class	36	422	31	334	1,005,158	13,089,002	2,463,369	27,976,918

Cost of shares redeemed:
Class A	(245,297)	(2,749,732)	(365,007)	(3,867,107)	(28,959,521)	(362,670,570)	(46,872,705)	(538,091,029)
Class B	(14,084)	(152,752)	(66,810)	(683,304)	(743,423)	(9,316,777)	(2,420,388)	(28,147,713)
Class C	(99,153)	(1,062,139)	(183,374)	(1,825,464)	(4,130,257)	(51,800,977)	(9,449,346)	(108,273,816)
Class D	(28,155)	(317,791)	(144,081)	(1,554,434)	(3,946,865)	(49,654,429)	(71,922,526)	(867,100,128)
Class R	—	—	—	—	(2,671,007)	(33,430,394)	(6,126,102)	(70,161,619)
Class P	(82,218)	(946,059)	(83,552)	(867,743)	(29,184,817)	(358,494,804)	(39,542,254)	(449,574,019)
Institutional Class	(1,650)	(19,632)	(3,170)	(36,782)	(45,575,485)	(575,302,666)	(63,880,738)	(737,095,659)
Administrative Class	—	—	—	—	(12,435,407)	(155,974,577)	(27,520,810)	(321,739,201)
Net increase (decrease) resulting from Fund share transactions	(229,722)	$(2,529,332)	42,771	$451,867	(28,231,945)	$(353,251,107)	(20,465,331)	$(241,365,493)

88	Allianz Domestic Stock Funds Semiannual Report	12.31.12

AllianzGI NFJ Large-Cap Value				AllianzGI NFJ Mid-Cap Value
Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

570,830	$8,635,553	2,154,806	$30,044,303	852,514	$15,140,369	3,479,801	$57,917,102
3,206	45,847	5,474	76,377	1,120	17,739	15,568	225,867
84,606	1,284,437	230,514	3,200,710	97,960	1,501,441	227,316	3,280,591
32,104	487,552	2,499,888	34,163,953	18,251	328,952	163,770	2,791,169
46,944	713,654	180,875	2,564,519	59,139	939,360	288,164	4,243,268
111,947	1,737,406	387,927	5,432,477	485,068	7,514,792	299,582	4,199,432
1,112,201	16,879,753	32,661,863	481,238,378	470,676	8,944,064	2,460,600	45,012,419
22,384	341,481	231,481	2,972,509	20,629	379,234	54,946	937,840

119,299	1,855,417	263,527	3,565,243	367,647	6,753,672	255,016	4,093,012
636	9,960	15,927	210,751	— *	3	1	18
13,453	209,729	96,277	1,297,933	153,436	2,408,952	71,560	986,098
10,246	160,138	464,340	6,051,838	9,249	171,833	6,840	110,952
5,710	89,360	13,919	189,607	14,153	229,855	11,128	158,468
7,213	113,737	12,346	172,191	3,222	50,066	3,727	50,982
326,731	5,084,690	564,166	7,932,152	65,968	1,278,450	14,032	237,564
6,035	94,439	9,787	135,943	4,735	89,300	4,107	67,689

(1,746,217)	(26,406,211)	(5,375,506)	(74,761,683)	(3,094,503)	(55,350,975)	(6,550,953)	(108,937,754)
(309,242)	(4,673,186)	(1,499,655)	(21,044,272)	(488,941)	(7,565,464)	(2,605,596)	(38,351,231)
(1,170,694)	(17,801,798)	(1,818,549)	(25,220,949)	(1,265,502)	(19,252,639)	(2,511,116)	(35,812,386)
(403,766)	(6,139,438)	(46,958,449)	(662,849,141)	(217,464)	(3,986,295)	(1,586,521)	(27,608,409)
(115,334)	(1,760,846)	(312,918)	(4,403,927)	(149,745)	(2,347,997)	(462,295)	(6,870,244)
(193,588)	(3,009,907)	(238,255)	(3,393,367)	(220,818)	(3,351,777)	(80,387)	(1,181,509)
(2,917,951)	(44,655,113)	(23,397,576)	(328,851,832)	(322,833)	(6,108,559)	(941,230)	(15,973,027)
(62,233)	(957,390)	(1,108,693)	(15,200,439)	(43,360)	(797,636)	(158,924)	(2,824,348)
(4,445,480)	$(67,660,736)	(40,916,484)	$(556,476,726)	(3,179,399)	$(53,013,260)	(7,540,864)	$(113,246,437)

12.31.12	Allianz Domestic Stock Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

	AllianzGI NFJ Small-Cap Value				AllianzGI Opportunity
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	4,648,088	$135,229,020	13,336,039	$380,995,696	70,859	$1,713,052	241,517	$6,414,743
Class B	4,388	120,042	2,875	75,675	55	906	1,429	39,567
Class C	195,075	5,253,311	200,440	5,378,443	30,467	511,120	113,361	2,542,960
Class D	46,477	1,398,448	143,951	4,233,531	12,437	211,415	31,218	624,010
Class R	262,787	7,864,080	1,122,846	33,107,544	619	10,875	639	12,538
Class P	180,222	5,468,580	1,978,733	58,543,103	12,315	215,397	19,257	369,262
Institutional Class	9,321,288	288,495,970	23,756,725	715,160,694	582,822	11,929,834	885,505	19,392,841
Administrative Class	2,409,675	70,246,422	8,764,023	250,443,913	712	14,220	26,486	564,369

Issued in reinvestment of dividends and distributions:
Class A	4,689,842	132,882,643	3,276,271	89,548,910	57,541	1,325,748	63,779	1,443,313
Class B	21,032	575,251	19,114	497,160	1,825	29,799	4,190	68,544
Class C	622,139	16,707,795	387,877	10,062,593	107,225	1,749,912	113,966	1,864,484
Class D	277,384	8,076,599	194,076	5,438,143	1,244	21,338	2,753	46,884
Class R	288,653	8,386,724	219,939	6,149,820	112	1,865	375	6,194
Class P	222,538	6,630,583	82,272	2,357,197	1,437	24,632	1,751	29,707
Institutional Class	7,013,215	209,921,129	3,796,118	109,193,873	84,263	1,649,022	145,265	2,797,810
Administrative Class	3,138,096	88,874,523	2,234,359	61,053,847	481	9,095	1,253	23,409

Cost of shares redeemed:
Class A	(12,335,112)	(361,558,544)	(26,834,977)	(768,522,713)	(360,979)	(8,720,242)	(669,042)	(16,831,986)
Class B	(106,879)	(3,027,124)	(862,396)	(23,794,505)	(22,735)	(401,047)	(95,573)	(1,745,401)
Class C	(1,399,324)	(38,976,707)	(2,364,986)	(64,281,988)	(377,747)	(6,500,904)	(695,553)	(12,549,971)
Class D	(611,136)	(18,370,530)	(982,197)	(28,726,374)	(20,604)	(369,448)	(120,301)	(2,154,047)
Class R	(1,314,699)	(39,375,120)	(1,976,821)	(57,620,227)	(6,965)	(131,997)	(1,058)	(20,545)
Class P	(398,340)	(12,133,362)	(662,742)	(19,763,352)	(24,131)	(434,942)	(60,266)	(1,097,384)
Institutional Class	(9,883,238)	(304,302,277)	(23,703,376)	(707,537,235)	(934,488)	(19,226,023)	(3,995,339)	(86,113,546)
Administrative Class	(8,429,947)	(247,886,573)	(17,588,613)	(503,295,833)	(2,410)	(49,464)	(129,087)	(2,643,262)
Net increase (decrease) resulting from Fund share transactions	(1,137,776)	$(39,499,117)	(15,460,450)	$(441,302,085)	(785,645)	$(16,415,837)	(4,113,475)	$(86,915,507)

*	Actual amount rounds to less than 1share.
**	Inclusive of shares sold to AAM subsequent to commencement of operations.

90	Allianz Domestic Stock Funds Semiannual Report	12.31.12

AllianzGI U.S. Managed Volatility
Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
Shares	Amount	Shares	Amount

227,814	$3,088,151	223,002	$2,926,143
2,130	25,183	4,341	52,716
16,230	196,116	39,904	482,558
1,864	25,539	20,488	268,694
—	—	—	—
6,954	96,963	4,453	59,520
406,093	5,754,718	345,922	4,672,476
—	—	302	3,864

43,015	522,345	31,191	387,604
5,597	62,682	7,550	87,353
17,883	200,407	16,315	188,930
5,832	70,674	4,165	51,725
—	—	—	—
192	2,397	470	6,018
123,264	1,549,039	58,933	756,176
194	2,381	120	1,522

(175,350)	(2,399,585)	(330,692)	(4,374,647)
(18,864)	(242,118)	(65,296)	(798,238)
(44,415)	(558,523)	(108,839)	(1,347,285)
(14,120)	(190,391)	(14,894)	(192,908)
—	—	—	—
(2,610)	(35,896)	(3,015)	(39,000)
(145,119)	(2,005,256)	(529,963)	(7,138,540)
—	—	(302)	(3,882)
456,584	$6,164,826	(295,845)	$(3,949,201)

12.31.12	Allianz Domestic Stock Funds Semiannual Report	91

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the six months ended December 31, 2012:

AllianzGI NFJ Dividend Value

	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Global Investors Money Market Fund, Institutional II Class	$25,000,000	—	—	—	$25,000,000	$19,202	—
RR Donnelley & Sons Co.†	118,628,735	—	$120,373,345	$(110,149)	334,611	1,855,616	$(122,084,563)
Totals	$143,628,735	—	$120,373,345	$(110,149)	$25,334,611	$1,874,818	$(122,084,563)

AllianzGI NFJ Small-Cap Value

	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Realized Gain (Loss)
Allianz Global Investors Money Market Fund, Institutional II Class	$25,000,000	—	—	—	$25,000,000	$19,202	—
Andersons, Inc.	47,289,122	$67,805	—	$8,152,397	47,623,805	343,639	—
Cal-Maine Foods, Inc.	48,566,110	1,700,045	$8,173,941	11,187,844	43,711,096	782,721	$2,220,377
Cash America International, Inc.	74,396,376	489,806	981,118	19,646,871	66,522,266	117,382	418,597
Group 1 Automotive Inc.†	61,606,476	—	16,225,008	24,242,879	67,570,526	366,112	5,913,026
Meredith Corp.	65,955,014	—	3,900,094	2,855,904	67,242,955	1,516,498	(66,851)
Sturm Ruger & Co., Inc.	40,788,385	4,591,503	—	29,573,365	50,775,360	5,881,666	—
Titan International, Inc.	54,527,737	8,172,788	—	(781,947)	57,008,484	26,247	—
Universal Corp.	72,427,689	84,348	11,424,440	13,639,373	66,340,372	1,361,122	1,200,144
Totals	$490,556,909	$15,106,295	$40,704,601	$108,516,686	$491,794,864	$10,414,589	$9,685,293

†	Not affiliated at December 31, 2012.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at December 31, 2012. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI NFJ Small-Cap Value:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	5.97%	$47,623,805	0.69%
Cal-Maine Foods, Inc.	5.05%	43,711,096	0.64%
Cash America International, Inc.	5.77%	66,522,266	0.97%
Meredith Corp.	5.41%	67,242,955	0.98%
Sturm Ruger & Co., Inc.	5.84%	50,775,360	0.74%
Titan International, Inc.	5.50%	57,008,484	0.83%
Universal Corp.	5.67%	66,340,372	0.97%
Totals		$399,224,338	5.82%

9.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2012, RCM reimbursed AllianzGI Mid-Cap $11,478 (less than $0.01 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2012, NFJ reimbursed AllianzGI NFJ Small-Cap Value $150,952 (less than $0.01 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2012, RCM reimbursed AllianzGI Mid-Cap $215 (less than $0.01 per share) for realized losses resulting from a trading error.

92	Allianz Domestic Stock Funds Semiannual Report	12.31.12

10.	FUND EVENTS

(a) Sub-Adviser Change

On September 19, 2012, shareholders of AllianzGI Focused Growth (formerly known as AGIC Growth) approved a change in sub-adviser to RCM to take effect on September 24, 2012. The Fund changed its name to AllianzGI Focused Growth and adopted a new investment policy to invest primarily in equity securities of U.S. companies with market capitalizations of at least $1billion. Related changes were made to the Fund’s benchmark and portfolio managers.

(b) Sub-Adviser Name Change

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”)

11.	SUBSEQUENT EVENTS

Effective January 28, 2013, the Funds’ names changed as set forth below:

Current Fund Name	New Fund Name
Allianz RCM Focused Growth Fund	AllianzGI Focused Growth Fund
Allianz AGIC Income & Growth Fund	AllianzGI Income & Growth Fund
Allianz RCM Large-Cap growth Fund	AllianzGI Large-Cap Growth Fund
Allianz RCM Mid-Cap Fund	AllianzGI Mid-Cap Fund
Allianz NFJ All-Cap Value Fund	AllianzGI NFJ All-Cap Value Fund
Allianz NFJ Dividend Value Fund	AllianzGI NFJ Dividend Value Fund
Allianz NFJ Large-Cap Value Fund	AllianzGI NFJ Large-Cap Value Fund
Allianz NFJ Mid-Cap Value Fund	AllianzGI NFJ Mid-Cap Value Fund
Allianz NFJ Small-Cap Value Fund	AllianzGI NFJ Small-Cap Value Fund
Allianz AGIC Opportunity Fund	AllianzGI Opportunity Fund
Allianz AGIC U.S. Managed Volatility Fund	AllianzGI U.S. Managed Volatility Fund

On January 17, 2013, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.0875 per share, payable January 17, 2013 to shareholders of record on January 16, 2013.

On February 21, 2013, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.0875 per share, payable February 21, 2013 to shareholders of record on February 20, 2013.

The Commonwealth of Pennsylvania assessed and sought payment of franchise taxes on AllianzGI NFJ Small-Cap Value Fund under the Pennsylvania Capital Stock/Franchise Tax for the fiscal years ended June 30, 2005-2009. The Trust disputed the assessments and related interest thereon and contested the matter. On February 1, 2013, the Pennsylvania Board of Finance and Revenue issued a ruling in favor of the AllianzGI NFJ Small-Cap Value Fund, and abated the Tax and Interest assessed.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12.31.12	Allianz Domestic Stock Funds Semiannual Report	93

Shareholder Meeting Results

December 31, 2012 (unaudited)

Shareholder Meeting Results:

AllianzGI Focused Growth Fund (formerly known as Allianz AGIC Growth Fund) held a meeting of shareholders on July 18, 2012, which was adjourned to August 15, 2012, and then to September 19, 2012.

Shareholders voted as indicated below:

	For	Against	Abstain
Approval of RCM Capital Management LLC as the new sub-adviser to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.	9,058,243	437,704	1,283,223

94	Allianz Domestic Stock Funds Semiannual Report	12.31.12

Matters Relating to the Trustees’ Consideration of the

Investment and Portfolio Management Agreements

December 31, 2012 (unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Allianz Global Investors U.S. LLC (prior to December 31, 2012, named Allianz Global Investors Capital LLC) (“AGI U.S.”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in October, 2012, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2013.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the approval meetings noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs. The Trustees considered the

12.31.12	Allianz Domestic Stock Funds Semiannual Report	95

Matters Relating to the Trustees’ Consideration of the

Investment and Portfolio Management Agreements  (Cont.)

December 31, 2012 (unaudited)

investments made by the Sub-Advisers to upgrade their technology resources, including hardware and software programs, during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers and had proposed certain other advisory fee changes, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer group selected for that Fund by Lipper and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on Class A shares and Institutional Class shares. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2012, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

The Trustees noted that a number of Funds recently had undergone investment strategy and/or portfolio manager changes, including AllianzGI U.S. Managed Volatility Fund, AllianzGI International Managed Volatility Fund, AllianzGI Focused Growth Fund (formerly known as AGIC Growth Fund), AllianzGI Global Commodity Equity Fund, AllianzGI Large Cap Growth Fund and AllianzGI Global Small Cap Fund. The Trustees also noted that AGIC Mid-Cap Growth Fund, NFJ Mid-Cap Value Fund, RCM Disciplined International Equity Fund, AGIC Global Fund and the former RCM Focused Growth Fund had been liquidated during the course of the past year.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGI U.S. (AGI U.S. Funds).  The Trustees reviewed comparative information showing performance of the AllianzGI Income & Growth and AllianzGI Opportunity Funds against their respective performance universes. AllianzGI U.S. Managed Volatility Fund changed its investment strategy within the past year and no comparative performance information was provided for the current strategy. For the AllianzGI Income & Growth Fund, performance for Class A and Institutional Class shares was at median for the one-year period and above median for the three- and five-year periods. For the AllianzGI Opportunity Fund, performance for Class A and Institutional Class shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile except for the ten-year period).

Funds Sub-Advised by NFJ (NFJ Funds).  The Trustees reviewed comparative information showing performance of the AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value Funds against their respective performance universes. For the AllianzGI NFJ All-Cap Value Fund, performance for Class A and Institutional Class shares was above median for the one- and three-year periods and below median (in the fourth quintile) for the five-year period. For the AllianzGI NFJ Dividend Value Fund, performance for Class A and Institutional Class shares was below median (in the fourth quintile) for the one-year period, above median for the three-year period and below median for the five- and ten-year periods (in the fourth quintile for the five-year period). For the AllianzGI NFJ Large-Cap Value Fund, performance for Class A and Institutional Class shares was above median for the one- and three-year periods and below median for the five- and ten-year periods (Class A shares were in the fifth quintile for the five-year period and do not have ten years of operating history; Institutional Class shares were in the fourth quintile for the five-year period and the third quintile for the ten-year period). For the AllianzGI NFJ Mid-Cap Value Fund, performance for Class A and Institutional Class shares was below median (in the fourth quintile) for the one-year period, above median (in the second quintile) for the three-year period, and below median (in the third quintile (second for Institutional Class shares for the five-year period)) for the five- and ten-year periods. For the AllianzGI NFJ Small-Cap Value Fund, performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the third quintile for the one- and three-year periods and the first quintile for the five- and ten-year periods).

Funds Sub-Advised by RCM (RCM Funds).  The Trustees reviewed comparative information showing performance of the AllianzGI Focused Growth Fund (formerly known as the AGIC Growth Fund), AllianzGI Large-Cap Growth and AllianzGI Mid-Cap Funds against their respective performance universes. For the AllianzGI Focused Growth Fund (formerly known as the AGIC Growth Fund) performance for Class A and Institutional Class shares was above median for the one-, three-, five- and ten-year periods (in the second quintile for the one-year period). For the AllianzGI Large-Cap Growth Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one- and three-year periods and the fourth quintile for the five- and ten-year periods) and performance for Institutional Class shares was below median for the one-, three- and five-year periods (in the fourth quintile for the one- and five-year periods and the fourth quintile for the three-year period) and above median (in the third quintile) for the ten-year period. For the AllianzGI Mid-Cap Fund, performance for Class A and Institutional Class shares was below median for the one-, three- and ten-year periods (in the fifth quintile for the one- and three-year periods) and above median (in the third quintile) for the five-year period.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee breakpoints and/or waivers along with certain other advisory fee changes as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the

96	Allianz Domestic Stock Funds Semiannual Report	12.31.12

management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to the fees and expenses of funds in their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Lipper; and (vii) current Fund asset levels as compared to prior years.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2012, four Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, that the results of the study had factored into the Trustees’ analysis of the Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Funds, and that AGIFM had updated the breakpoint study in 2012. The Trustees also noted that the Adviser agreed to continue its voluntary waiver of a portion of its administrative fee for Institutional and Administrative Class shares of AllianzGI NFJ Small-Cap Value Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2012. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

AGI U.S. Funds.  For the AllianzGI Income & Growth Fund, advisory fees were at median and the total expense ratio was above median (in the fifth quintile) for the retail expense group; advisory fees were below median and the total expense ratio was at median for the institutional expense group. For the AllianzGI Opportunity and AllianzGI U.S. Managed Volatility Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

NFJ Funds.  For the AllianzGI NFJ Small Cap Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups. For the AllianzGI NFJ All-Cap Value Fund, advisory fees were approximately at median for both the retail and institutional expense groups; the total expense ratio was above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the AllianzGI NFJ Dividend Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were approximately at median for both the retail and institutional expense groups. For the AllianzGI NFJ Large Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were below median for the retail expense group and at median for the institutional expense group. For the AllianzGI NFJ Mid-Cap Value Fund, advisory fees were approximately at median for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and above median (in the fourth quintile) for the institutional expense group.

RCM Funds.  For the AllianzGI Focused Growth Fund (formerly known as the AGIC Growth Fund), advisory fees and total expense ratios were below median for both the retail and institutional expense groups. This Fund changed its subadviser and investment strategy and became known as AllianzGI Focused Growth Fund in September, 2012, and also reduced its advisory fee at the time of those other changes. For the AllianzGI Large-Cap Growth and AllianzGI Mid-Cap Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended, and the Adviser agreed to observe, that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2013 as follows: for the AllianzGI NFJ Dividend Value Fund, a reduction of 2.5 basis points on assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on assets in excess of $10 billion; and for the AllianzGI NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on assets in excess of $3 billion, an additional reduction of 2.5 basis points on assets in excess of $4 billion, and an additional reduction of 2.5 basis points on assets in excess of $5 billion. It was also agreed that waivers of a portion of the advisory fees of certain Funds be implemented for a one-year period through October 31, 2013 as follows: a fee waiver of 5 basis points for the AllianzGI Opportunity Fund; and a fee waiver of 5 basis points

12.31.12	Allianz Domestic Stock Funds Semiannual Report	97

Matters Relating to the Trustees’ Consideration of the

Investment and Portfolio Management Agreements  (Cont.)

December 31, 2012 (unaudited)

for the AllianzGI Large Cap Growth Fund. The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the Adviser’s fiscal year ended December 31, 2011. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2012, four Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees also noted the advisory fee waivers that had been agreed for AllianzGI NFJ Dividend Value Fund and AllianzGI NFJ Small Cap Value Fund and considered the savings realized by shareholders under these arrangements. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

98	Allianz Domestic Stock Funds Semiannual Report	12.31.12

Allianz Domestic Stock Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Youse E. Guia

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Institutional II Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $401 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* As of 12/31/12

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ000SA_123112

AGI-2013-01-02-5427

Semiannual Report

December 31, 2012

Allianz International/Sector Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Global Commodity Equity Fund

AllianzGI Global Small-Cap Fund

AllianzGI International Managed Volatility Fund

AllianzGI NFJ International Value Fund

AllianzGI Technology Fund

AllianzGI Wellness Fund

On January 28th, 2013 a number of our U.S. mutual funds and certain investment strategies underwent name changes. For a complete list of new naming conventions please visit our website at www.allianzinvestors.com.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–17

Important Information 18–19

Benchmark Descriptions 20

Schedules of Investments 21–30

Statements of Assets and Liabilities 32–33

Statements of Operations 34–35

Statements of Changes in Net Assets 36–37

Financial Highlights 38–51

Notes to Financial Statements 52–69

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements 70–73

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal value of the Funds is not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholder:

The US and global economies advanced during the fiscal six-month reporting period ended December 31, 2012, overcoming a variety of economic and geopolitical concerns. In the United States, the stock market reached its highest levels in five years despite fears that the economy would fall off a “fiscal cliff.” Stocks in Europe’s most important country, Germany, also reached multi-year highs amid ongoing efforts to stabilize the continent’s multi-year sovereign debt crisis. In Asia, China’s growth rate eased, though remained quite robust relative to other large economies.

The Six-Month Period in Review

For the six-month period ended December 31, 2012, US stocks, as measured by the Standard & Poor’s 500 index, advanced 5.95%. Two measures of stock performance in developed international and global markets rose, with the MSCI EAFE (Europe, Australasia and Far East) Index advancing 13.95% and the MSCI World Index returning 9.36% in dollar-denominated terms, respectively. The MSCI Emerging Markets Index gained 13.75% in dollar denominated terms.

Germany’s surging stock market belied ongoing issues in the broader European Union (“E.U.”), which represents approximately one-quarter of the global economy. The Economist pointed out that real economic output stands at 2006 levels and unemployment is at 11.8%, a record high. The President of the European Central Bank (“E.C.B.”), Mario Draghi, predicted that economic weakness would persist well into 2013, but that a recovery would likely begin later in the year. The E.C.B. announced a bond buying program designed to reduce borrowing costs for euro-zone nations and indicated that its key interest rate would remain at 0.75%.

In Asia, China’s gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance was expanding at an annual rate of 3.0%, eased to an annual growth rate of 7.4% between July and September 2012. Though an enviable pace by Western standards, this represented the slowest growth in China since 2009. The slowdown was also triggered by an increase in interest rates by China’s central bank in an effort to cool its economy. China’s slowdown caused neighboring Japan to slip into recession during the fiscal reporting period. Other big emerging market economies, namely Brazil, Russia and India, also encountered economic headwinds during the period.

Outlook

As 2013 unfolds, Europe’s sovereign debt crisis, now in its fourth year, remains a cause for concern, although, concerns such as whether the Euro could maintain its integrity as a currency, and whether nations like Greece might leave the euro zone have dissipated. Indeed, E.C.B. President Draghi’s pledge to preserve the euro zone has provided investors a greater sense of long-term confidence.

The United States has begun to address its own fiscal problems. Uncertainty regarding future levels of federal taxes has been resolved. Attention has turned to proposed spending cuts that, as of this writing, may take effect in March 2013. The federal government has also reached its statutory debt ceiling of $16.4 trillion and the debate over whether, and how, to raise it is underway. It is worth noting that a similar debt-ceiling debate in 2011 caused a brief but extraordinary period of market volatility.

2	Allianz Funds

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2012	3

AllianzGI Emerging Markets Opportunities Fund (formerly Allianz AGIC Emerging Markets Opportunities Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 15.82%, outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned 13.75%

Market Environment

During the reporting period, emerging market equities were beneficiaries of increased investor optimism, higher global growth projections, and central bank stimulus packages. This translated into positive results for the benchmark index, which was decidedly higher in four of the six months, experiencing only modest declines in August and October.

Sentiment increased in China, where recovery in the property market and PMI1 suggested an improved economic outlook. The country was up noticeably in anticipation of stimulus programs from the new government. Outsized emerging market performance and increased liquidity led to higher currency prices, with the Yuan among the top performers versus developed market currencies such as the dollar and yen. The

Brazilian central bank lowered reserve requirements in an effort to spur economic activity following moderation in consumer demand.

Emerging market performance was broad-based, with 20 out of 21 developing countries posting higher results in dollar terms. Turkey was the top country performer thanks to the combination of low unemployment, low loan rates, and strong consumer spending. Poland, China, and Thailand were also among the top performing countries, while Morocco was the sole laggard for the reporting period. Sector results for the benchmark index were led by Financials, Information Technology, and Health Care shares, while Utilities managed only a modest gain.

Performance driven by stock selection at a sector and country level

The Fund’s performance relative to the benchmark index was the result of selections at both a sector and country level. Specifically, selections within Industrials added to relative performance given strong bottom-up stock selection. Within the sector, our stock selection in airlines and construction & engineering industries performed best. Bottom-up stockpicking in Utilities, Materials, Energy, and Consumer Staples sectors also contributed to relative returns. Conversely, the Consumer Discretionary sector was a drag on performance, as our overweight to automobile manufacturers offset results. Health Care securities were modestly negative for the reporting period.

Country results were led by Turkey, with stock selection in airlines and metals and mining stocks driving results. A relative overweight and positive stock selection in China added to relative performance, as did bottom-up stockpicking within Mexico. Meanwhile, Taiwan and Brazil lagged the benchmark index for the reporting period as a result of stockpicking which lagged the benchmark.

On average, the Fund was also generally positioned with an overweight allocation to emerging market equities in Asia and Europe, which was balanced with underweights in Latin America and Africa. Overall, the Fund’s focus on high quality securities with strong company fundamentals and lower forecast risk proved positive.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	15.82%	20.70%	–3.73%	13.70%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	9.45%	14.07%	–4.82%	12.96%
AllianzGI Emerging Markets Opportunities Fund Class C	15.39%	19.83%	–4.46%	12.85%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	14.39%	18.83%	–4.46%	12.85%
AllianzGI Emerging Markets Opportunities Fund Class D	15.84%	20.70%	–3.74%	13.70%
AllianzGI Emerging Markets Opportunities Fund Class P	15.94%	21.02%	–3.48%	14.02%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	16.03%	21.12%	–3.35%	14.16%
MSCI Emerging Markets Index	13.75%	18.22%	–0.92%	13.58%
Lipper Emerging Markets Funds Average	13.22%	18.22%	–2.37%	12.12%

†	The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.69% for Class A shares, 2.44% for Class C shares, 1.69% for Class D shares, 1.44% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

*	Cumulative

1	The PMI or Purchasing Managers Index is a gauge of manufacturing activity where a rising value indicates economic expansion and vice versa. PMI is used as a parameter for the macroeconomic picture in China for this discussion.

4	Allianz Funds

AllianzGI Emerging Markets Opportunities Fund (formerly Allianz AGIC Emerging Markets Opportunities Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2 012

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2012)

China	19.6%
Korea (Republic of)	17.3%
Brazil	10.7%
Taiwan	8.4%
Russian Federation	7.6%
South Africa	6.4%
Mexico	5.0%
Turkey	4.8%
Other	17.5%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,158.20	$1,153.90	$1,158.40	$1,159.40	$1,160.30
Expenses Paid During Period	$9.08	$13.14	$9.09	$7.73	$7.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,016.79	$1,013.01	$1,016.79	$1,018.05	$1,018.55
Expenses Paid During Period	$8.49	$12.28	$8.49	$7.22	$6.72

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P, and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	5

AllianzGI Global Commodity Equity Fund (formerly Allianz RCM Global Commodity Equity Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Paul Strand, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Global Commodity Equity Fund (the “Fund”) returned 9.85% outperforming the Custom Commodity Equity Benchmark (the “benchmark index”) which returned 9.58%.

Fund Review

The Fund’s performance was above our custom benchmark (which was broadened in September 2011 to include Agriculture and commodity related Industrials as well as Energy and Materials), and above the returns of the broader equity markets as measured by the MSCI World Index and the S&P 500 Index. Investors displayed a modest increase in the willingness to take on risk during the period due to increased confidence in the outlook for the global economy, which served as a tailwind for the Fund’s defined investment universe. The Fund delivered positive returns in both the third and forth quarter. These returns were driven by a number of factors, including, stabilization in the economic indicators for China, confidence in the ultimate resolution for the US Fiscal Cliff, easing of European risks, continued fundamental strength in many of the Fund’s sub sectors, and recovery from discounted valuations in other sub sectors.

Our positions in the Oil & Gas Consumable Fuels sector made the strongest contribution to performance during the period. Within this sector, the refining stocks continued to outperform. We had correctly identified the strong global competitive position of the US refiners due to their ongoing cost advantage and remained overweight. Stock selection in the Exploration and Production subsector was also a strong contributor, as our focus on low cost producers within the prolific oil and gas shale regions of the US continued to pay off. Our positions within the Chemicals sector were also a strong positive during the period. Similar to the refiners, the US-based Chemicals producers have a strong competitive advantage due to their structurally lower input costs, specifically natural gas, as well as their leverage to a recovering US housing market. Specialty Chemicals companies as well as paint companies delivered strong performance during the period. The Fund also had positive contributions from our positions in the Machinery and the Electrical Equipment sectors, where our European based holdings delivered strong performance.

The largest detractor to the Fund’s performance during the period was the Metals and Mining sector. We were underweight the sector during the third quarter when these stocks surged higher on the Fed’s announcement of open ended quantitative easing, which served as a catalyst to these stocks. Our stock selection in Metals and

Mining was also negative during the period. We have since repositioned our holdings and went to a modest overweight in the Metals and Mining sector. Other detractors to the Fund’s performance were the Construction & Engineering and the Industrial Conglomerates sectors.

Outlook

We expect that if investor sentiment towards global growth remains stable or improves, the Fund can continue to deliver solid performance. Looking ahead to the next six months, we see investment opportunities across all of our Fund’s addressable sectors: Energy, Materials, Agriculture, and Industrials. Company fundamentals in these sectors remain sound, and valuations of many of the companies appear compelling. We continue to favor our diversified approach to investing in commodity related companies, and maintain our expectation that performance of the stocks in these sectors should outperform the underlying commodities over the long-term. Potential near term risks for this sector are primarily macro in nature, and include uncertainty over US budget discussions, recurrence of European debt fears, easing of the stabilizing trend in China’s economic growth, and potential Middle East political upheaval.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	Since Inception†
AllianzGI Global Commodity Equity Fund Class A	9.85%	7.36%	–5.94%	9.71%
AllianzGI Global Commodity Equity Fund Class A (adjusted)	3.80%	1.45%	–7.00%	8.98%
AllianzGI Global Commodity Equity Fund Class C	9.49%	6.60%	–6.60%	8.91%
AllianzGI Global Commodity Equity Fund Class C (adjusted)	8.49%	5.60%	–6.60%	8.91%
AllianzGI Global Commodity Equity Fund Class D	9.79%	7.38%	–5.94%	9.71%
AllianzGI Global Commodity Equity Fund Class P	10.05%	7.65%	–5.67%	10.02%
AllianzGI Global Commodity Equity Fund Institutional Class	9.99%	7.69%	–5.59%	10.12%
MSCI World Index	9.36%	15.83%	–1.18%	4.86%
Custom Commodity Equity Benchmark	9.58%	10.11%	–1.39%	11.29%
World Energy and Materials Composite	9.06%	5.47%	–2.42%	8.97%
Lipper Global Natural Resources Funds Average	8.60%	1.75%	–6.09%	10.05%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

6	Allianz Funds

AllianzGI Global Commodity Equity Fund (formerly Allianz RCM Global Commodity Equity Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2012)

United States	60.4%
Canada	6.7%
United Kingdom	6.1%
France	4.0%
Japan	3.4%
Switzerland	3.2%
China	2.4%
Netherlands	2.1%
Other	11.2%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,098.50	$1,094.90	$1,097.90	$1,100.50	$1,099.90
Expenses Paid During Period	$7.46	$11.41	$7.46	$6.14	$5.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,018.10	$1,014.32	$1,018.10	$1,019.36	$1,019.86
Expenses Paid During Period	$7.17	$10.97	$7.17	$5.90	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	7

AllianzGI Global Small-Cap Fund (formerly Allianz RCM Global Small-Cap Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012 , as provided by, Andrew Neville, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 7.87% underperforming the MSCI World Small-Cap Index (the “benchmark index”) which returned 10.54%.

Holdings in Asia contributed to active returns over the period while holdings in North America detracted. At the Fund-level, areas of strength included stock selection in the Energy and Financials sectors. Negative stock selection among Information Technology and Health Care stocks hurt the Fund’s relative performance.

The reporting period started weakly as smaller companies globally continued to report deteriorating trading as the recession deepened in southern Europe and the slowing Asian and US economy was felt at the corporate level, and borrowing costs for Spain and Italy were rising sharply.

However, smaller global companies started to advance, led by small European companies, as these concerns were met with policy responses from governments and central banks.

In July the European Central Bank and People’s Bank of China cut lending rates in response to weakening economic growth and the Bank of England increased its asset purchase program by £50bn. In September, the European Central Bank President Mario Draghi unveiled details on the Outright Monetary Transactions program for European Union peripheral government bond purchases and the Federal Reserve announced QE3.

Weakness following the US Election on concerns of negotiations on the US Fiscal Cliff was short lived. Strength continued into the year-end as the European financial system continued its recovery since July, and European Union finance ministers took the first steps to a full banking union. China witnessed smooth leadership transition, strong industrial output and retail sales data, as well as a rise in exports indicating a pick-up in growth. Elections in Japan resulted in the pro-growth Liberal Democratic Party receiving a supermajority in Parliament which will allow Prime Minister Abe to follow through on campaign pledges to stimulate the economy. Indeed in Yen terms, Japanese smaller companies ended the year on a new post-tsunami high. US smaller companies ended the year towards new highs whilst European and Asian ex-Japanese smaller companies end the year at twelve month highs.

Outlook

Long term, the global economy remains in a structural low growth environment driven by the effects of “Financial Repression,” government channeling funds to themselves as a form of debt reduction, in the US and Europe.

In the near-term, we are seeing more signs that global growth momentum is stabilizing. Economic data out of Asia, particularly China, continues to improve slightly. US housing and, consequently, consumer data are also positive. European economic indicators are also picking up, albeit from recessionary levels. In Japan a more aggressive pro-growth fiscal and monetary policy is expected now that the Liberal Democrat Party has won the election.

Over the longer-term we believe that as the excesses of the prior cycle continue to unwind growth will remain a scarce commodity. Within this environment we continue to see opportunities in small cap equities and believe our fundamental, bottom-up stock picking process should help enable the AllianzGI Global Small-Cap Fund to outperform over the market cycle.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Global Small-Cap Fund Class A	7.87%	20.55%	–0.05%	11.12%	9.96%
AllianzGI Global Small-Cap Fund Class A (adjusted)	1.94%	13.92%	–1.17%	10.49%	9.57%
AllianzGI Global Small-Cap Fund Class B	7.45%	19.64%	–0.80%	10.45%	9.57%
AllianzGI Global Small-Cap Fund Class B (adjusted)	2.45%	14.64%	–1.20%	10.45%	9.57%
AllianzGI Global Small-Cap Fund Class C	7.45%	19.65%	–0.80%	10.28%	9.16%
AllianzGI Global Small-Cap Fund Class C (adjusted)	6.45%	18.65%	–0.80%	10.28%	9.16%
AllianzGI Global Small-Cap Fund Class D	7.88%	20.53%	–0.05%	11.11%	10.06%
AllianzGI Global Small-Cap Fund Class P	8.00%	20.86%	0.24%	11.42%	10.28%
AllianzGI Global Small-Cap Fund Institutional Class	8.05%	20.98%	0.32%	11.52%	10.39%
MSCI World Small-Cap Index	10.54%	17.55%	2.46%	11.72%	7.10%
Lipper Global Small-/Mid-Cap Funds Average	10.74%	18.19%	0.69%	10.85%	8.13%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

8	Allianz Funds

AllianzGI Global Small-Cap Fund (formerly Allianz RCM Global Small-Cap Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2012)

United States	54.5%
Japan	11.1%
United Kingdom	5.0%
Germany	4.8%
Sweden	3.0%
China	2.4%
Switzerland	2.4%
Norway	1.7%
Other	13.9%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,078.70	$1,074.50	$1,074.50	$1,078.80	$1,080.00	$1,080.50
Expenses Paid During Period	$8.44	$12.34	$12.34	$8.44	$7.13	$6.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,017.09	$1,013.31	$1,013.31	$1,017.09	$1,018.35	$1,018.85
Expenses Paid During Period	$8.19	$11.98	$11.98	$8.19	$6.92	$6.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	9

AllianzGI International Managed Volatility Fund (formerly Allianz AGIC International Managed Volatility Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned 7.26%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned 13.95%.

Market Environment

During the reporting period, non-US developed market equities advanced thanks to increased investor optimism, higher global growth projections, and central bank stimulus packages. This translated into positive results for the benchmark index, which advanced each month.

All eyes were focused on the US Congress and whether it could stave off expiring tax cuts and automatic spending cuts. The situation referred to as the “fiscal cliff” could have had rippling effects across global markets. The fiscal cliff was ultimately avoided when US lawmakers agreed to a 2013 New Year’s Day resolution which included a combination of higher taxes for the top earners and delayed automatic spending cuts.

Benchmark index returns were broad-based, with each of its 22 countries advancing. European equities were higher thanks to an improving economic outlook and perceived euro stability. Countries on the periphery, including Greece,

Portugal and Spain, were among the best benchmark performers as investors rotated into stocks which had underperformed earlier in the calendar year. The United Kingdom, which represents the largest benchmark weight, was only modestly positive given a recent domestic slowdown. Israel and Ireland, the two worst performers in the benchmark index, only slightly advanced for the reporting period. In the wake of a weakening yen, Japanese stocks advanced towards the end of the reporting period on expectations that export growth would increase. Sector results for the benchmark index were led by Financials, Materials, and Consumer Discretionary, while Telecommunication Services managed only a modest gain.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance results driven by stock selection and sector allocation

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index in the long-term. As such, the strategy isn’t necessarily designed to track the benchmark index over shorter periods of time, but rather to provide investors with a more consistent, lower risk Fund which is anticipated to outperform over time. Keep in mind during strong market performance the Fund may underperform.

The Fund’s performance relative to the benchmark index was due to selections at the both the country and sector level. In particular, a relative overweight allocation and stock selection within Japan detracted from relative results. Stock selection within the United Kingdom and Sweden also offset performance. Conversely, the Fund performed well within Hong Kong which improved relative performance for the reporting period. From a sector perspective, selections in Consumer Staples detracted from relative results, as did a relative overweight allocation to Utilities. Meanwhile, bottom-up stock selection in Energy and Consumer Discretionary sectors added to relative results. Overall, higher volatility stocks were rewarded during the reporting period given the improved economic outlook, which provided headwinds to our strategy which focuses on lower volatility securities with offsetting levels of risk.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI International Managed Volatility Fund Class A	7.26%	14.13%	–6.70%	7.76%	4.50%
AllianzGI International Managed Volatility Fund Class A (adjusted)	1.36%	7.85%	–7.75%	7.15%	4.00%
AllianzGI International Managed Volatility Fund Class C	6.81%	13.23%	–7.40%	6.96%	3.72%
AllianzGI International Managed Volatility Fund Class C (adjusted)	5.81%	12.23%	–7.40%	6.96%	3.72%
AllianzGI International Managed Volatility Fund Class D	7.22%	14.10%	–6.75%	7.73%	4.48%
AllianzGI International Managed Volatility Fund Class R	7.15%	13.83%	–6.93%	7.43%	4.14%
AllianzGI International Managed Volatility Fund Class P	7.42%	14.37%	–6.43%	8.01%	4.71%
AllianzGI International Managed Volatility Fund Institutional Class	7.46%	14.47%	–6.35%	8.11%	4.81%
AllianzGI International Managed Volatility Fund Administrative Class	7.28%	14.24%	–6.60%	7.84%	4.54%
MSCI EAFE Index	13.95%	17.32%	–3.69%	8.21%	3.88%
Lipper International Multi-Cap Core Funds Average	13.31%	17.37%	–3.63%	7.60%	3.94%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

10	Allianz Funds

AllianzGI International Managed Volatility Fund (formerly Allianz AGIC International Managed Volatility Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2012)

Japan	33.3%
Hong Kong	17.5%
United Kingdom	15.4%
China	14.8%
Switzerland	8.0%
Israel	3.6%
Singapore	1.8%
Germany	1.1%
Other	2.8%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,072.60	$1,068.10	$1,072.20	$1,071.50	$1,074.20	$1,074.60	$1,072.80
Expenses Paid During Period	$5.07	$8.97	$5.07	$6.37	$3.76	$3.24	$4.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,020.32	$1,016.53	$1,020.32	$1,019.06	$1,021.58	$1,022.08	$1,020.82
Expenses Paid During Period	$4.94	$8.74	$4.94	$6.21	$3.67	$3.16	$4.43

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.72% for Class C, 0.97% for Class D, 1.22% for Class R, 0.72% for Class P, 0.62% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	11

AllianzGI NFJ International Value Fund (formerly Allianz NFJ International Value Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by R. Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned 14.22% outperforming the MSCI All Country World Ex-US Index (the “benchmark index”) which returned 13.68%.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (“ECB”), US Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and subsequent realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. Investors counted down the New Year with a close eye on US politicians, who passed a deal on New Year’s Day 2013 to avert going over the “fiscal cliff.” The fiscal cliff refers to a combination of expiring tax breaks and automatic spending cuts that had been set to take effect in 2013. With investor concern regarding the European debt crisis largely assuaged by bailouts, developments out of Washington seemed to drive much of the equity market performance throughout the quarter, given the US Presidential election year and a politically divided Congress.

The benchmark generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Utilities) lagged the strongest sector (Financials) by over 18 percentage points. Each of the ten sectors generated a positive return for the period. The Utilities, Telecommunication Services, and Energy Sectors were the worst performing sectors. In contrast, the Financials, Consumer Discretionary, and Materials sectors generated the strongest results.

Stock selection drove the Fund’s outperformance

The Fund’s stock selection drove outperformance relative to the benchmark index. Country and sector allocation detracted, as did currency exposures.

In terms of stock selection, the Fund’s holdings in the Energy, Consumer Discretionary, and Telecommunication Services sectors were the largest contributors to relative performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Financials, Utilities, and Materials sectors. From a country perspective, holdings in Canada and the

United Kingdom were the most successful, while the Fund’s positions in Brazil and South Africa detracted the most from relative returns.

From a sector allocation perspective, an underweight in the Consumer Staples sector and overweight in the Materials sector contributed to the Fund’s relative returns during the reporting period. Being overweight the Energy, Telecommunication Services, and Utilities sectors detracted the most from results.

Country allocation, overall, detracted from performance, with an overweight in Israel and underweights in Australia and Germany being the largest detractors from performance during the reporting period. In contrast, overweights in Japan and the Netherlands, combined with an underweight in Russia, were the largest detractors.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy, Materials, and Telecommunication Services sectors, whereas the largest relative underweights were in the Industrials, Information Technology, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	Since Inception†
AllianzGI NFJ International Value Fund Class A	14.22%	21.44%	–1.36%	13.94%
AllianzGI NFJ International Value Fund Class A (adjusted)	7.94%	14.76%	–2.47%	13.29%
AllianzGI NFJ International Value Fund Class C	13.83%	20.56%	–2.09%	13.10%
AllianzGI NFJ International Value Fund Class C (adjusted)	12.83%	19.56%	–2.09%	13.10%
AllianzGI NFJ International Value Fund Class D	14.26%	21.45%	–1.36%	13.94%
AllianzGI NFJ International Value Fund Class R	14.09%	21.17%	–1.59%	13.69%
AllianzGI NFJ International Value Fund Class P	14.37%	21.70%	–1.10%	14.26%
AllianzGI NFJ International Value Fund Institutional Class	14.50%	21.86%	–1.00%	14.37%
AllianzGI NFJ International Value Fund Administrative Class	14.32%	21.60%	–1.26%	14.08%
MSCI All Country World Ex-US Index	13.68%	16.83%	–2.89%	10.22%
Lipper International Large-Cap Core Funds Average	13.88%	18.03%	–3.45%	8.51%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least October 31, 2013. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.50% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares and 1.15% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

12	Allianz Funds

AllianzGI NFJ International Value Fund (formerly Allianz NFJ International Value Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2012)

United Kingdom	17.3%
Japan	16.7%
Canada	8.5%
Brazil	8.1%
Korea (Republic of)	5.0%
France	4.3%
Germany	4.1%
China	3.3%
Other	29.0%
Cash & Equivalents — Net	3.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,142.20	$1,138.30	$1,142.60	$1,140.90	$1,143.70	$1,145.00	$1,143.20
Expenses Paid During Period	$6.64	$10.67	$6.64	$7.99	$5.30	$4.76	$6.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.00	$1,015.22	$1,019.00	$1,017.74	$1,020.27	$1,020.77	$1,019.51
Expenses Paid During Period	$6.26	$10.06	$6.26	$7.53	$4.99	$4.48	$5.75

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.23% for Class A, 1.98% for Class C, 1.23% for Class D, 1.48% for Class R, 0.98% for Class P, 0.88% for Institutional Class and 1.13% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	13

AllianzGI Technology Fund (formerly Allianz RCM Technology Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by the Huachen Chen, CFA, and Walter Price, CFA, Portfolio Managers.

Portfolio Insights

For the six-month period ended December 31, 2012, Class A shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 3.87% outperforming the S&P North American Technology Sector Index (the “benchmark index”) which returned 3.66%.

After a strong start to the year, technology stocks pared their outperformance over the broader market and subsequently lagged the S&P 500 Index over the latter half of 2012. Investors’ high expectations that consumers and businesses would increase their spending on PCs and other technology products gave way to more moderate forecasts for growth. In the six months comprising the reporting period, this had a disproportionately negative impact on the shares of larger technology companies whose higher relative price performance provided more room for a correction.

A portion of the Fund’s outperformance came by way of avoiding some of the more defensive, large benchmark stocks challenged during the period. Over the long-term, we believe many of these particular companies will continue to face valuation and share price pressure as they are in secular decline or their models of profitability are being challenged.

We are also carefully overweight in shares of certain large-cap companies we considered to be experiencing strong secular growth as well as companies whose business models are hitting an inflection point in earnings after a period of significant investment. Many of these companies were strong contributors to the Fund’s performance over the period.

As we have mentioned in our previous reports, an important part of our strategy is investing in companies that use technology in an innovative way to gain a strategic, competitive edge. In accordance, we tend to find a large number of opportunities among mid- and small-sized companies as their success depends on their ability to compete with the scale of larger companies through innovation.

Bucking a trend that began in mid-2011 and persisted through much of 2012, we were encouraged to see investors welcoming the higher growth profiles of the mid- and small-companies as some of the macroeconomic and political risks that had impacted these companies receded. This helped the Fund’s performance from an allocation perspective as our relative weights to these segments increased over the period.

However, our stock selection in this group was weak and detracted from the Fund’s performance. In particular, some of our mid-cap holdings focusing on the enterprise market fell with their large-cap counterparts as Wall Street and management reduced their sales forecasts. Other holdings experienced execution or management problems and their share prices declined as a result. While making adjustments to our holdings within this style as needed, we believe the investment case for many these companies is strong, and will continue to play a major role in our strategy to add alpha value versus the benchmark index.

We also lost ground to the benchmark through our positioning in a large consumer electronics company specializing in the high-end smartphone and tablet segments. This company and our holdings in some of its suppliers have been strong performers for the Fund during the year, but worries of a maturing market and product cannibalization prompted many investors to exit the stock. We have moderated our weight to this company, but still consider it to be among the Fund’s core investments.

Looking forward, it seems expectations are now low going into 2013 with “fiscal cliff” concerns having temporarily slowed technology investment in the US. We are hopeful that this uncertainty will be relieved over the next few months, and that we may see improved spending patterns over the course of the year. After that, we think the resolution of the fiscal issues facing many of the developed world countries will lead to a better outlook for spending, though we think the move to cloud computing will mean that there is slower growth in hardware sales.

Windows 8 may help consumers rethink computer purchases in 2013, especially in the latter part of the year when prices and battery life will be better for the new touch enabled products. Tablets are likely to continue to be high growth products, and the inexpensive smart phone in developing markets looks to be a strong seller as well.

With low valuations and growing yields, we believe many tech stocks have good support, and growth companies should continue to gain traction in their respective markets. With these positive underpinnings, we think the latter part of 2013 could be a good time for technology stocks.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Technology Fund Class A	3.87%	12.00%	1.07%	11.80%	11.81%
AllianzGI Technology Fund Class A (adjusted)	-1.84%	5.83%	-0.06%	11.16%	11.44%
AllianzGI Technology Fund Class B	3.49%	11.16%	0.32%	11.12%	11.41%
AllianzGI Technology Fund Class B (adjusted)	-1.35%	6.16%	-0.02%	11.12%	11.41%
AllianzGI Technology Fund Class C	3.49%	11.17%	0.32%	10.96%	10.97%
AllianzGI Technology Fund Class C (adjusted)	2.52%	10.17%	0.32%	10.96%	10.97%
AllianzGI Technology Fund Class D	3.87%	12.01%	1.08%	11.79%	11.94%
AllianzGI Technology Fund Class P	4.00%	12.28%	1.34%	12.10%	12.21%
AllianzGI Technology Fund Institutional Class	4.05%	12.39%	1.45%	12.22%	12.32%
AllianzGI Technology Fund Administrative Class	3.93%	12.11%	1.20%	11.94%	12.04%
NASDAQ Composite Index	2.88%	15.91%	2.63%	8.50%	6.40%
S&P North American Technology Sector Index	3.66%	15.23%	3.54%	9.40%	7.67%
Lipper Global Science/Technology Funds Average	4.66%	13.23%	2.51%	10.77%	9.62%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.58% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares, 1.58% for Class D shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

14	Allianz Funds

AllianzGI Technology Fund (formerly Allianz RCM Technology Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2012)

Software	20.5%
Internet Software & Services	17.6%
Communications Equipment	11.8%
Semiconductors & Semiconductor Equipment	11.8%
Computers & Peripherals	10.5%
IT Services	8.9%
Internet & Catalog Retail	5.0%
Automobiles	2.5%
Other	8.0%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,038.70	$1,034.90	$1,034.90	$1,038.70	$1,040.00	$1,040.50	$1,039.30
Expenses Paid During Period	$8.02	$11.85	$11.85	$8.02	$6.74	$6.22	$7.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,017.34	$1,013.56	$1,013.56	$1,017.34	$1,018.60	$1,019.11	$1,017.85
Expenses Paid During Period	$7.93	$11.72	$11.72	$7.93	$6.67	$6.16	$7.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class B, 2.31% for Class C, 1.56% for Class D, 1.31% for Class P, 1.21% for Institutional Class and 1.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	15

AllianzGI Wellness Fund (formerly Allianz RCM Wellness Fund)

(Unaudited)

For the period of July 1, 2012, through December 31, 2012, as provided by Ken Tsuboi, Portfolio Manager.

Portfolio Insights

For the reporting period ended December 31, 2012, Class A shares at NAV of the AllianzGI Wellness Fund (the “Fund”) returned 4.88% underperforming the World Healthcare & Consumer Blended Benchmark (the “benchmark index”), comprised of 70% MSCI World Health Care Index, 15% MSCI World Consumer Staples Index and 15% MSCI World Consumer Discretionary Index, which returned 8.37%.

The economic backdrop was generally positive and provided tailwinds to the overall market. The Healthcare sector will likely benefit from aging populations in developed countries, and increased consumption of medical services in emerging markets. Additionally, the passage of the Affordable Care Act, which will be implemented in 2014, similarly provides tailwinds that should drive greater utilization of healthcare products and services. We believe the perceived cuts in reimbursement needed to fund portions of the new law will be more than offset by the benefits of broader coverage expansion. We expect these secular forces to persist over the near and foreseeable future.

Selection and Allocation Effects

The relative underperformance was a function of holdings that had been outperformers in previous periods that gave up some gains during the reporting period.

The Consumer Staples and Consumer Discretionary segments underperformed and collectively detracted by approximately 100 basis points during this period.

Average Annual Total Return for the period ended December 31, 2012

	6 Month*	1 Year	5 Years	10 Years	Since Inception†
AllianzGI Wellness Fund Class A	4.88%	18.44%	5.68%	8.01%	10.51%
AllianzGI Wellness Fund Class A (adjusted)	-0.89%	11.92%	4.49%	7.40%	10.12%
AllianzGI Wellness Fund Class B	4.50%	17.54%	4.88%	7.35%	10.10%
AllianzGI Wellness Fund Class B (adjusted)	-0.30%	12.54%	4.54%	7.35%	10.10%
AllianzGI Wellness Fund Class C	4.50%	17.58%	4.88%	7.19%	9.69%
AllianzGI Wellness Fund Class C (adjusted)	3.54%	16.58%	4.88%	7.19%	9.69%
AllianzGI Wellness Fund Class D	4.88%	18.45%	5.67%	7.99%	10.55%
MSCI World Index	9.36%	15.83%	-1.18%	7.51%	4.89%
World Healthcare and Consumer Blended Benchmark	8.37%	17.98%	4.48%	7.70%	4.45%
Lipper Health/Biotechnology Funds Average	4.66%	21.39%	7.34%	10.19%	9.71%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 18 and 19 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2012, as supplemented to date.

* Cumulative return

16	Allianz Funds

AllianzGI Wellness Fund (formerly Allianz RCM Wellness Fund) (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2012

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2012)

Pharmaceuticals	33.6%
Health Care Providers & Services	16.7%
Health Care Equipment & Supplies	14.1%
Food & Staples Retailing	7.9%
Biotechnology	5.6%
Life Sciences Tools & Services	3.6%
Specialty Retail	3.4%
Health Care Technology	3.0%
Other	8.7%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,048.80	$1,045.00	$1,045.00	$1,048.80
Expenses Paid During Period	$7.54	$11.39	$11.39	$7.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,017.85	$1,014.06	$1,014.06	$1,017.85
Expenses Paid During Period	$7.43	$11.22	$11.22	$7.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 184/365.

Semiannual Report	December 31, 2012	17

Important Information

(Unaudited)

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for AllianzGI Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the Class D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Commodity Equity (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares was first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AllianzGI Technology is the Institutional class and the Administrative shares were first offered in 3/05.

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the

18	Allianz Funds

factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semi-annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	December 31, 2012	19

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI ex US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P 500 Index	The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market.

S&P North American Technology Sector Index™	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

20	Allianz Funds

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Emerging Markets Opportunities

	Shares	Value
COMMON STOCK—96.1%
Brazil—10.2%
Banco do Brasil S.A.	148,309	$1,854,315
BR Malls Participacoes S.A.	139,400	1,839,604
Cia de Saneamento Basico do Estado de Sao Paulo ADR	17,200	1,437,404
Cia de Saneamento de Minas Gerais-COPASA	18,100	386,752
Cia Energetica de Minas Gerais ADR	134,100	1,456,326
Cosan S.A. Industria e Comercio	59,800	1,219,365
Hypermarcas S.A. (c)	113,800	923,739
Multiplus S.A.	32,300	752,799
Natura Cosmeticos S.A.	100,100	2,866,845
Petroleo Brasileiro S.A. ADR	33,500	652,245
Petroleo Brasileiro S.A., ADR Class A	34,300	661,990
Tractebel Energia S.A.	44,300	721,565
Ultrapar Participacoes S.A.	63,200	1,428,829
Vale S.A. ADR	39,730	832,741

		17,034,519

China—19.6%
Agricultural Bank of China Ltd., Class H	6,531,000	3,304,449
Bank of China Ltd., Class H	10,244,000	4,666,146
China Citic Bank Corp. Ltd., Class H	1,983,000	1,201,738
China Communications Construction Co., Ltd., Class H	1,095,000	1,076,766
China Construction Bank Corp., Class H	3,310,000	2,704,972
China Lumena New Materials Corp.	3,364,000	751,459
China Minsheng Banking Corp. Ltd., Class H	2,153,000	2,526,342
China Mobile Ltd.	88,000	1,035,557
China Oilfield Services Ltd., Class H	436,000	908,469
China Petroleum & Chemical Corp., Class H	2,782,000	3,202,844
China Railway Construction Corp. Ltd., Class H	1,520,000	1,758,395
China Railway Group Ltd., Class H	1,078,000	640,998
Great Wall Motor Co., Ltd., Class H	490,500	1,561,474
Guangzhou R&F Properties Co., Ltd., Class H	389,200	659,618
Huaneng Power International, Inc., Class H	912,000	848,406
Industrial & Commercial Bank of China Ltd., Class H	3,270,300	2,360,425
Longfor Properties Co., Ltd.	383,000	757,492
Shimao Property Holdings Ltd.	708,500	1,373,303
TCL Multimedia Technology Holdings Ltd.	824,000	468,064
Yuexiu Property Co., Ltd.	2,550,000	819,743

		32,626,660

Hong Kong—2.7%
Cheung Kong Holdings Ltd.	43,000	669,054
Great Eagle Holdings Ltd.	148,000	495,157
Henderson Land Development Co., Ltd.	80,000	572,736
Hysan Development Co., Ltd.	93,000	452,850
Jardine Matheson Holdings Ltd.	8,400	524,133

	Shares	Value
Link REIT	361,000	$1,810,262

		4,524,192

India—3.8%
Apollo Tyres Ltd.	593,463	970,269
HDFC Bank Ltd. ADR	20,800	846,976
Hindustan Unilever Ltd.	45,116	434,701
Infosys Ltd. ADR	7,600	321,480
State Bank of India	33,036	1,457,983
Tata Consultancy Services Ltd.	34,703	798,224
Tata Motors Ltd.	272,985	1,570,884

		6,400,517

Indonesia—2.2%
Alam Sutera Realty Tbk PT	6,905,000	432,080
Bank Rakyat Indonesia Persero Tbk PT	1,877,500	1,361,664
Indofood Sukses Makmur Tbk PT	1,530,500	931,008
Perusahaan Gas Negara Persero Tbk PT	1,854,000	887,775

		3,612,527

Italy—0.6%
Prada SpA	104,700	1,018,034

Korea (Republic of)—17.3%
Celltrion, Inc.	8,531	208,325
Daesang Corp.	43,480	1,067,536
Hyundai Marine & Fire Insurance Co., Ltd.	15,620	487,585
Hyundai Motor Co.	20,093	4,142,052
Kia Motors Corp.	73,149	3,889,593
Korea Gas Corp.	10,808	760,227
KT Corp.	60,340	2,006,620
KT&G Corp.	13,081	987,268
LG Display Co., Ltd. (c)	67,950	2,004,209
Samsung Electronics Co., Ltd.	8,109	11,651,008
SK Telecom Co., Ltd.	11,501	1,639,837

		28,844,260

Malaysia—2.0%
Axiata Group Bhd.	602,200	1,302,521
Public Bank Bhd.	224,100	1,195,731
UMW Holdings Bhd.	191,900	749,276

		3,247,528

Mexico—5.0%
Alfa S.A.B. De C.V., Class A	732,500	1,557,221
Fomento Economico Mexicano S.A.B. De C.V. ADR	23,200	2,336,240
Grupo Financiero Banorte S.A.B. De C.V., Class O	439,100	2,835,434
Grupo Mexico S.A.B. De C.V., Ser. B	429,900	1,550,810

		8,279,705

Poland—1.6%
KGHM Polska Miedz S.A.	42,537	2,627,812

Russian Federation—6.9%
IDGC Holding JSC (b)(c)	11,540,184	741,341
Lukoil OAO ADR	93,310	6,298,425
MMC Norilsk Nickel OJSC ADR	95,836	1,766,258
Rosneft OAO GDR (c)	247,943	2,209,172
Sberbank of Russia (b)	162,714	494,651

		11,509,847

South Africa—6.4%
AVI Ltd.	71,975	509,897
Bidvest Group Ltd.	83,189	2,128,282
Imperial Holdings Ltd.	67,802	1,598,963

	Shares	Value
Life Healthcare Group Holdings Ltd.	273,007	$1,094,926
MTN Group Ltd.	33,132	697,386
Naspers Ltd., Class N	62,832	4,058,368
Netcare Ltd.	239,204	555,149

		10,642,971

Taiwan—8.4%
Asustek Computer, Inc.	68,000	770,057
Chipbond Technology Corp.	578,000	1,141,307
Chong Hong Construction Co.	240,000	704,382
Delta Electronics, Inc.	420,000	1,547,881
Far EasTone Telecommunications Co., Ltd.	426,000	1,087,738
Hon Hai Precision Industry Co., Ltd.	1,921,000	5,946,105
Merida Industry Co., Ltd.	144,000	646,622
Shin Zu Shing Co., Ltd.	209,000	649,236
Uni-President Enterprises Corp.	815,900	1,503,050

		13,996,378

Thailand—4.0%
Advanced Info Service PCL NVDR	245,200	1,686,437
Airports of Thailand PCL NVDR	231,000	736,145
CP ALL PCL NVDR	1,150,800	1,730,436
Jasmine International PCL NVDR	4,686,100	831,424
PTT Exploration & Production PCL NVDR	174,100	939,114
Thanachart Capital PCL NVDR	547,200	679,970

		6,603,526

Turkey—4.8%
Asya Katilim Bankasi AS (c)	494,642	615,950
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (c)	139,173	470,593
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	772,278	549,239
Koza Anadolu Metal Madencilik Isletmeleri AS (c)	516,461	1,647,955
Turk Hava Yollari (c)	889,019	3,135,677
Turkcell Iletisim Hizmetleri AS (c)	247,453	1,607,979

		8,027,393

United Kingdom—0.6%
British American Tobacco PLC	18,846	954,402

Total Common Stock (cost—$127,990,011)		159,950,271

PREFERRED STOCK—1.2%
Brazil—0.5%
Vale S.A.	44,300	884,269

Russian Federation—0.7%
Surgutneftegas OAO (b)	1,674,200	1,088,230

Total Preferred Stock (cost—$1,696,554)		1,972,499

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	21

Schedule of Investments

December 31, 2012 (unaudited)

	Units	Value
WARRANTS—0.0%
Malaysia—0.0%
Kulim Malaysia Bhd., expires 2/27/16 (c) (cost—$0)	42,350	$13,364

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $3,566,002; collateralized by Federal Farm Credit Bank, 6.18%, due 11/6/28, valued at $3,638,550 including accrued interest
(cost—$3,566,000)	$3,566	3,566,000

Total Investments (cost—$133,252,565) (a)—99.4%		165,502,134

Other assets less liabilities—0.6%		1,000,566

Net Assets—100.0%		$166,502,700

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $119,126,274, representing 71.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $2,324,222, representing 1.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depository Receipt
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Commercial Banks	16.9%
Oil, Gas & Consumable Fuels	10.6%
Semiconductors & Semiconductor Equipment	7.7%
Automobiles	7.2%
Metals & Mining	5.9%
Electronic Equipment, Instruments & Components	5.7%
Wireless Telecommunication Services	5.4%
Real Estate Management & Development	5.3%
Industrial Conglomerates	2.5%
Media	2.4%
Food Products	2.4%
Personal Products	2.3%
Construction & Engineering	2.1%
Airlines	1.9%
Diversified Telecommunication Services	1.7%
Beverages	1.4%
Electric Utilities	1.3%
Tobacco	1.2%
Water Utilities	1.1%
Real Estate Investment Trust	1.1%
Food & Staples Retailing	1.0%
Health Care Providers & Services	1.0%
Gas Utilities	1.0%
Distributors	1.0%
Independent Power Producers & Energy Traders	0.9%
Commercial Services & Supplies	0.7%
IT Services	0.7%
Textiles, Apparel & Luxury Goods	0.6%
Auto Components	0.6%
Energy Equipment & Services	0.5%
Computers & Peripherals	0.5%
Chemicals	0.5%
Transportation Infrastructure	0.4%
Machinery	0.4%
Leisure Equipment & Products	0.4%
Insurance	0.3%
Household Durables	0.3%
Household Products	0.3%
Pharmaceuticals	0.1%
Repurchase Agreements	2.1%
Other assets less liabilities	0.6%

100.0%

AllianzGI Global Commodity Equity

	Shares	Value
COMMON STOCK—99.5%
Australia—1.2%
Rio Tinto Ltd.	7,400	$520,287

Austria—1.9%
Andritz AG	13,084	840,762

Brazil—1.8%
Cosan S.A. Industria e Comercio	11,600	236,532
Vale S.A. ADR	26,560	556,698

		793,230

Canada—6.7%
Agrium, Inc.	13,099	1,305,554
First Quantum Minerals Ltd.	19,693	433,773
Goldcorp, Inc.	9,456	347,648
Kinross Gold Corp.	37,086	360,160
Suncor Energy, Inc.	12,961	426,213

		2,873,348

Chile—0.7%
Sociedad Quimica y Minera de Chile S.A. ADR	5,080	292,811

China—2.4%
Beijing Enterprises Holdings Ltd.	84,500	553,710
CNOOC Ltd.	213,000	469,241

		1,022,951

France—4.0%
Schneider Electric S.A.	8,000	585,926
Technip S.A.	1,875	216,817
Total S.A.	17,400	905,373

		1,708,116

Germany—1.3%
BASF SE	5,890	556,958

Israel—0.5%
Israel Chemicals Ltd.	17,396	209,502

Japan—3.4%
FANUC Corp.	1,900	353,494
JX Holdings, Inc.	58,500	330,277
Mitsui & Co., Ltd.	28,100	421,187
SMC Corp.	2,000	363,309

		1,468,267

Netherlands—2.1%
CNH Global NV	8,000	322,320
LyondellBasell Industries NV, Class A	10,080	575,467

		897,787

Norway—1.8%
Statoil ASA	16,850	424,697
Yara International ASA	7,515	374,688

		799,385

Singapore—2.0%
First Resources Ltd.	208,000	346,829
Keppel Corp. Ltd.	57,000	520,499

		867,328

Switzerland—3.2%
Noble Corp.	10,720	373,270
Xstrata PLC	57,475	1,003,272

		1,376,542

United Kingdom—6.1%
Ensco PLC, Class A	7,080	419,703
Rio Tinto PLC	21,600	1,259,833
Royal Dutch Shell PLC, Class A	27,300	947,588

		2,627,124

22	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
United States—60.4%
AGCO Corp. (b)	9,050	$444,536
Airgas, Inc.	4,825	440,474
Anadarko Petroleum Corp.	14,290	1,061,890
Bonanza Creek Energy, Inc. (b)	12,550	348,765
Bunge Ltd.	7,625	554,261
Cabot Oil & Gas Corp.	18,530	921,682
Cameron International Corp. (b)	16,100	909,006
Carpenter Technology Corp.	10,525	543,406
Caterpillar, Inc.	6,025	539,720
Celanese Corp., Ser. A	12,750	567,757
CF Industries Holdings, Inc.	4,650	944,694
Cobalt International Energy, Inc. (b)	13,525	332,174
Concho Resources, Inc. (b)	7,080	570,365
Crown Holdings, Inc. (b)	11,600	426,996
Deere & Co.	6,025	520,681
Ecolab, Inc.	7,850	564,415
Energy XXI Bermuda Ltd.	36,650	1,179,763
EOG Resources, Inc.	3,905	471,685
Exxon Mobil Corp.	8,200	709,710
FMC Technologies, Inc. (b)	8,910	381,615
Freeport-McMoRan Copper & Gold, Inc.	22,850	781,470
Halliburton Co.	12,550	435,360
Ingredion, Inc.	8,785	566,018
International Paper Co.	11,250	448,200
Marathon Petroleum Corp.	7,545	475,335
Monsanto Co.	20,535	1,943,638
National Oilwell Varco, Inc.	8,245	563,546
Noble Energy, Inc.	5,475	557,026
Occidental Petroleum Corp.	5,000	383,050
Pioneer Natural Resources Co.	7,100	756,789
Plains Exploration & Production Co. (b)	10,865	510,003
PPG Industries, Inc.	6,475	876,391
Praxair, Inc.	4,095	448,198
Precision Castparts Corp.	3,230	611,827
Range Resources Corp.	17,150	1,077,534
Schlumberger Ltd.	11,545	799,953
Southwestern Energy Co. (b)	20,440	682,900
Titan International, Inc.	22,910	497,605
Union Pacific Corp.	3,250	408,590
Valero Energy Corp.	11,000	375,320
Valspar Corp.	7,275	453,960

		26,086,308

Total Investments (cost—$39,188,175) (a)—99.5%		42,940,706

Other assets less liabilities—0.5%		213,611

Net Assets—100.0%		$43,154,317

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $11,204,249, representing 26.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	32.8%
Chemicals	22.1%
Metals & Mining	13.5%
Energy Equipment & Services	9.5%
Machinery	9.0%
Food Products	3.4%
Industrial Conglomerates	2.5%
Aerospace & Defense	1.4%
Electrical Equipment	1.4%
Paper & Forest Products	1.0%
Containers & Packaging	1.0%
Trading Companies & Distributors	1.0%
Road & Rail	0.9%
Other assets less liabilities	0.5%

100.0%

AllianzGI Global Small-Cap

	Shares	Value
COMMON STOCK—98.8%
Austria—0.8%
Schoeller-Bleckmann Oilfield Equipment AG	5,411	$567,017

China—2.4%
China Everbright International Ltd. (c)	847,000	434,517
China Machinery Engineering Corp., Class H (d)	393,000	322,478
Dah Chong Hong Holdings Ltd.	173,000	184,923
Sunny Optical Technology Group Co., Ltd.	653,000	435,212
Tiangong International Co., Ltd.	1,496,000	363,678

		1,740,808

Denmark—1.5%
Christian Hansen Holding A/S	8,371	272,058
SimCorp A/S (c)	2,145	479,677
Topdanmark A/S (d)	1,555	334,102

		1,085,837

Finland—0.9%
Outokumpu Oyj (d)	165,940	176,165
Vacon PLC	9,133	484,615

		660,780

France—1.1%
Sartorius Stedim Biotech	4,909	475,605
Virbac S.A.	1,584	313,307

		788,912

Germany—4.8%
Aareal Bank AG (c)(d)	14,562	304,945
Bechtle AG (c)	6,415	260,040
Deutsche Wohnen AG	28,559	530,198
Dialog Semiconductor PLC (d)	16,496	292,211
Gerry Weber International AG	7,691	372,520
MTU Aero Engines Holding AG	4,806	438,594
Pfeiffer Vacuum Technology AG (c)	4,876	594,200
Wirecard AG	25,958	640,836

		3,433,544

Hong Kong—1.5%
AAC Technologies Holdings, Inc.	30,000	105,982
China Overseas Grand Oceans Group Ltd.	208,500	254,675
Dah Sing Financial Holdings Ltd.	44,600	203,908
Focus Media Holding Ltd. ADR	7,352	188,799
Ju Teng International Holdings Ltd.	608,000	292,996

		1,046,360

Indonesia—1.1%
Erajaya Swasembada Tbk PT (d)	1,475,000	454,389
Surya Semesta Internusa Tbk PT	2,431,000	274,007
Wijaya Karya Persero Tbk PT	360,000	55,491

		783,887

Ireland—1.6%
Alkermes PLC (d)	16,060	297,431
Governor & Co. of the Bank of Ireland (d)	577,490	88,273
Jazz Pharmaceuticals PLC (d)	6,200	329,840
Paddy Power PLC	5,654	466,438

		1,181,982

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	23

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Italy—1.3%
De’Longhi SpA	25,891	$372,064
Unione di Banche Italiane SCPA	22,850	106,552
Yoox SpA (d)	30,676	485,869

		964,485

Japan—11.1%
Aica Kogyo Co., Ltd.	27,500	444,443
Anritsu Corp.	28,000	332,639
Chiyoda Co., Ltd.	12,200	305,363
Denki Kogyo Co., Ltd.	58,000	235,314
Doshisha Co., Ltd.	11,800	309,064
FP Corp.	4,100	272,755
Lasertec Corp.	14,700	267,051
Musashi Seimitsu Industry Co., Ltd.	25,800	542,973
Nichiha Corp.	34,900	404,982
Nippon Denko Co., Ltd.	89,000	267,088
Nippon Shokubai Co., Ltd.	38,000	389,239
Nissin Electric Co., Ltd.	64,000	328,688
Park24 Co., Ltd.	22,700	358,499
Rohto Pharmaceutical Co., Ltd.	29,000	337,654
Sintokogio Ltd.	35,700	283,901
Suruga Bank Ltd.	27,000	332,075
Tadano Ltd.	80,000	671,580
Taiheiyo Cement Corp.	174,000	478,378
Tatsuta Electric Wire and Cable Co., Ltd.	38,000	331,561
Tokyo Ohka Kogyo Co., Ltd.	12,800	253,154
Toshiba Plant Systems & Services Corp.	41,000	590,699
Zenrin Co., Ltd.	18,500	240,273

		7,977,373

Korea (Republic of)—1.0%
Fila Korea Ltd.	2,260	135,490
Nexen Tire Corp.	14,670	220,517
Partron Co., Ltd.	19,782	363,365

		719,372

Malaysia—0.3%
Gamuda Bhd.	174,200	208,041

Netherlands—1.1%
Nutreco NV	5,741	488,059
Unit 4 NV	10,886	328,610

		816,669

Norway—1.7%
ProSafe SE	39,584	339,642
Schibsted ASA	11,605	496,287
TGS Nopec Geophysical Co. ASA	11,350	374,842

		1,210,771

Philippines—0.8%
Alliance Global Group, Inc.	1,037,000	424,941
Robinsons Land Corp.	343,400	173,855

		598,796

Spain—0.5%
Tecnicas Reunidas S.A.	7,727	361,924

Sweden—3.0%
Axis Communications AB	16,430	452,526
Betsson AB (d)	14,397	445,425
Elekta AB, Class B (c)	24,034	374,749
Hufvudstaden AB, Class A	37,751	478,106
Wallenstam AB, Class B	31,320	384,314

		2,135,120

Switzerland—2.4%
Aryzta AG (d)	6,270	326,345
Burckhardt Compression Holding AG	1,332	436,889

	Shares	Value
Dufry AG (d)	2,839	$375,407
Interroll Holding AG (c)(d)	1,579	574,872

		1,713,513

Thailand—0.4%
Major Cineplex Group PCL (b)	490,000	305,726

United Kingdom—5.0%
Abcam PLC	29,630	185,430
Aveva Group PLC (c)	11,680	419,141
Croda International PLC	13,775	538,396
Hikma Pharmaceuticals PLC	33,193	413,786
Restaurant Group PLC	77,094	489,192
Rotork PLC (c)	13,769	574,766
Spirax-Sarco Engineering PLC	16,212	607,034
Victrex PLC	13,814	368,169

		3,595,914

United States—54.5%
Acadia Healthcare Co., Inc. (d)	24,958	582,270
Air Lease Corp. (d)	14,700	316,050
Altisource Asset Management Corp. (d)	210	17,220
Altisource Portfolio Solutions S.A. (d)	2,100	181,976
Altisource Residential Corp., Class B (d)	700	11,088
Amtrust Financial Services, Inc.	15,000	430,350
Ascena Retail Group, Inc. (d)	10,200	188,598
Aspen Technology, Inc. (d)	23,495	649,402
Atlas Air Worldwide Holdings, Inc. (d)	7,200	319,032
Atwood Oceanics, Inc. (d)	10,165	465,455
Avis Budget Group, Inc. (d)	25,910	513,536
Blucora, Inc. (d)	25,200	395,892
Bonanza Creek Energy, Inc. (d)	19,800	550,242
Brown & Brown, Inc.	16,300	414,998
Brunswick Corp.	11,300	328,717
Cathay General Bancorp	20,400	397,800
Celadon Group, Inc.	27,300	493,311
Chart Industries, Inc. (d)	5,545	369,685
Cheesecake Factory, Inc.	13,655	446,792
Chemtura Corp. (d)	23,200	493,232
Cirrus Logic, Inc. (d)	7,145	206,991
Citizens Republic Bancorp, Inc. (d)	21,735	412,313
Cogent Communications Group, Inc.	22,460	508,494
Colfax Corp. (d)	9,620	388,167
Colonial Properties Trust REIT	20,145	430,499
Comstock Resources, Inc. (d)	16,700	252,671
Conn’s, Inc. (d)	23,205	711,929
Cooper Cos., Inc.	6,290	581,699
Dril-Quip, Inc. (d)	4,655	340,048
Elizabeth Arden, Inc. (d)	14,805	666,373
Encore Capital Group, Inc. (d)	14,100	431,742
Endologix, Inc. (d)	41,590	592,242
EverBank Financial Corp.	22,100	329,511
ExamWorks Group, Inc. (d)	28,415	397,526
Express, Inc. (d)	16,700	252,003
Flagstar Bancorp, Inc. (d)	20,700	401,580
FleetCor Technologies, Inc. (d)	5,900	316,535
Fortress Investment Group LLC, Class A	118,735	521,247
Fortune Brands Home & Security, Inc. (d)	22,975	671,329
Genesee & Wyoming, Inc., Class A (d)	6,650	505,932
Genworth Financial, Inc., Class A (d)	34,157	256,519
Georgia Gulf Corp.	8,120	335,194
Geospace Technologies Corp. (d)	4,800	426,576
Global Cash Access Holdings, Inc. (d)	64,535	505,954
GNC Holdings, Inc., Class A	11,400	379,392

	Shares	Value
H&E Equipment Services, Inc.	23,100	$348,117
Hain Celestial Group, Inc. (d)	6,600	357,852
HB Fuller Co.	13,200	459,624
Health Management Associates, Inc., Class A (d)	38,130	355,372
HeartWare International, Inc. (d)	3,575	300,121
IAC/InterActiveCorp	6,770	320,221
Ingredion, Inc.	8,600	554,098
Insulet Corp. (d)	8,775	186,206
Jarden Corp.	8,000	413,600
Lions Gate Entertainment Corp. (d)	29,430	482,652
LivePerson, Inc. (d)	27,880	366,343
MAXIMUS, Inc.	5,550	350,871
Medicines Co. (d)	11,200	268,464
Medivation, Inc. (d)	5,840	298,774
Nationstar Mortgage Holdings, Inc. (d)	15,540	481,429
Netspend Holdings, Inc. (d)	43,715	516,711
Oasis Petroleum, Inc. (d)	20,795	661,281
Ocwen Financial Corp. (d)	7,900	273,261
On Assignment, Inc. (d)	21,800	442,104
Onyx Pharmaceuticals, Inc. (d)	5,230	395,022
Pharmacyclics, Inc. (d)	4,160	240,864
Polaris Industries, Inc.	3,890	327,344
Portfolio Recovery Associates, Inc. (d)	5,065	541,246
PrivateBancorp, Inc.	36,265	555,580
RBC Bearings, Inc. (d)	9,720	486,680
Regal-Beloit Corp.	4,845	341,427
RF Micro Devices, Inc. (d)	80,900	362,432
Roadrunner Transportation Systems, Inc. (d)	19,040	345,386
Rock-Tenn Co., Class A	7,395	516,984
Ryder System, Inc.	9,700	484,321
Ryland Group, Inc.	15,430	563,195
Semtech Corp. (d)	16,820	486,939
Sonic Automotive, Inc., Class A	21,230	443,495
Sterling Financial Corp.	27,785	580,151
Steven Madden Ltd. (d)	6,285	265,667
Stewart Information Services Corp.	19,600	509,600
Susquehanna Bancshares, Inc.	53,875	564,610
Swift Energy Co. (d)	19,100	293,949
Thermon Group Holdings, Inc. (d)	21,300	479,889
Triumph Group, Inc.	9,625	628,512
U.S. Silica Holdings, Inc.	29,500	493,535
Ultimate Software Group, Inc. (d)	6,795	641,516
United Natural Foods, Inc. (d)	5,430	290,994
United Rentals, Inc. (d)	10,000	455,200
Vitamin Shoppe, Inc. (d)	9,490	544,346
WageWorks, Inc. (d)	30,460	542,188
Web.com Group, Inc. (d)	17,800	263,440
Western Alliance Bancorp (d)	52,340	551,140
WEX, Inc. (d)	4,000	301,480

		39,322,345

Total Common Stock (cost—$58,688,121)		71,219,176

24	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.4%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $1,032,001; collateralized by Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $1,053,938 including accrued interest
(cost—$1,032,000)	$1,032	$1,032,000

Total Investments (cost—$59,720,121) (a)—100.2%		72,251,176

Liabilities in excess of other assets—(0.2)%		(115,748)

Net Assets—100.0%		$72,135,428

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $26,388,917, representing 36.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $305,726, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Machinery	6.9%
Commercial Banks	5.3%
Specialty Retail	4.4%
Chemicals	4.3%
Energy Equipment & Services	4.0%
Software	3.5%
Health Care Equipment & Supplies	3.5%
IT Services	3.3%
Road & Rail	3.2%
Real Estate Management & Development	2.8%
Electrical Equipment	2.7%
Insurance	2.7%
Hotels, Restaurants & Leisure	2.6%
Thrifts & Mortgage Finance	2.5%
Oil, Gas & Consumable Fuels	2.4%
Food Products	2.4%
Media	2.4%
Pharmaceuticals	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Building Products	2.1%
Consumer Finance	2.1%
Construction & Engineering	2.0%
Electronic Equipment, Instruments & Components	2.0%
Biotechnology	2.0%
Household Durables	1.9%
Internet Software & Services	1.9%
Health Care Providers & Services	1.8%
Metals & Mining	1.8%
Trading Companies & Distributors	1.5%
Leisure Equipment & Products	1.5%
Aerospace & Defense	1.5%
Professional Services	1.4%
Communications Equipment	1.1%
Commercial Services & Supplies	1.1%
Containers & Packaging	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Auto Components	1.1%
Personal Products	0.9%
Capital Markets	0.7%
Diversified Telecommunication Services	0.7%
Distributors	0.7%
Internet & Catalog Retail	0.7%
Construction Materials	0.7%
Real Estate Investment Trust	0.6%
Industrial Conglomerates	0.6%
Air Freight & Logistics	0.4%
Food & Staples Retailing	0.4%
Repurchase Agreements	1.4%
Liabilities in excess of other assets	(0.2)%

100.0%

AllianzGI International Managed Volatility

	Shares	Value
COMMON STOCK—98.3%
Australia—1.0%
Westfield Retail Trust REIT	195,707	$617,447

China—14.8%
Bank of China Ltd., Class H	1,027,000	467,799
Bank of Communications Co., Ltd., Class H	1,572,000	1,200,123
China Agri-Industries Holdings Ltd.	386,000	219,343
China Citic Bank Corp. Ltd., Class H	596,000	361,188
China Merchants Bank Co., Ltd., Class H	289,000	649,012
China Minsheng Banking Corp. Ltd., Class H	873,500	1,024,970
China Oilfield Services Ltd., Class H	110,000	229,201
China Petroleum & Chemical Corp., Class H	312,000	359,197
Daphne International Holdings Ltd.	122,000	169,841
Great Wall Motor Co., Ltd., Class H	72,500	230,799
Haier Electronics Group Co., Ltd. (b)	240,000	357,223
Huaneng Power International, Inc., Class H	1,482,000	1,378,659
Jiangsu Expressway Co., Ltd., Class H	240,000	248,628
PetroChina Co., Ltd., Class H	1,330,000	1,911,756
Tsingtao Brewery Co., Ltd., Class H	40,000	239,454
ZTE Corp., Class H	229,200	393,537

		9,440,730

Finland—0.4%
Elisa Oyj	10,497	232,715

Germany—1.1%
Freenet AG	18,857	349,486
Kabel Deutschland Holding AG	4,266	321,083

		670,569

Hong Kong—17.5%
ASM Pacific Technology Ltd.	36,600	449,340
Cathay Pacific Airways Ltd.	89,000	165,541
Chow Tai Fook Jewellery Group Ltd.	152,000	247,545
CLP Holdings Ltd.	161,000	1,355,824
First Pacific Co., Ltd.	166,000	183,962
Hang Seng Bank Ltd.	34,500	532,575
HKT Trust	572,000	561,825
Hong Kong & China Gas Co., Ltd.	144,300	394,591
Hongkong Land Holdings Ltd.	153,000	1,080,618
Hysan Development Co., Ltd.	35,000	170,428
Jardine Matheson Holdings Ltd.	14,800	923,473
Jardine Strategic Holdings Ltd.	4,500	161,003
Kerry Properties Ltd.	66,000	346,301
Link REIT	238,500	1,195,976
MTR Corp. Ltd.	114,000	451,730
PCCW Ltd.	369,000	163,577
Power Assets Holdings Ltd.	184,000	1,581,024
SJM Holdings Ltd.	89,000	210,045
Sun Hung Kai Properties Ltd.	33,000	502,175
Swire Pacific Ltd., Class A	38,500	481,593

		11,159,146

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	25

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Israel—3.6%
Israel Chemicals Ltd.	67,821	$816,778
Israel Corp. Ltd.	300	197,334
Mizrahi Tefahot Bank Ltd. (b)	37,034	384,070
Teva Pharmaceutical Industries Ltd.	24,675	916,909

		2,315,091

Japan—33.3%
Ajinomoto Co., Inc.	47,000	621,925
All Nippon Airways Co., Ltd.	270,000	567,242
Asahi Glass Co., Ltd.	23,000	167,937
Astellas Pharma, Inc.	3,100	139,381
Avex Group Holdings, Inc.	16,400	330,915
Central Japan Railway Co.	9,200	746,667
Chugai Pharmaceutical Co., Ltd.	20,800	398,530
Disco Corp.	6,000	312,763
Eisai Co., Ltd.	43,700	1,824,160
Electric Power Development Co., Ltd.	19,300	457,755
FamilyMart Co., Ltd.	13,200	543,815
HIS Co., Ltd.	5,300	179,491
Japan Prime Realty Investment Corp. REIT	64	184,973
Japan Real Estate Investment Corp. REIT	77	758,614
Kaken Pharmaceutical Co., Ltd.	14,000	205,969
Kao Corp.	23,000	599,323
KDDI Corp.	6,800	480,742
Lawson, Inc.	9,400	637,650
Minebea Co., Ltd.	85,000	301,970
Namco Bandai Holdings, Inc.	27,000	349,979
Nippon Chemi-Con Corp. (b)	159,000	340,446
Nippon Telegraph & Telephone Corp.	17,600	741,012
Nitto Denko Corp.	3,500	172,370
Nomura Real Estate Office Fund, Inc. REIT	51	293,786
NTT DoCoMo, Inc.	1,044	1,504,947
Oriental Land Co., Ltd.	1,300	157,436
Osaka Gas Co., Ltd.	224,000	813,641
Park24 Co., Ltd.	11,400	180,039
Rinnai Corp.	4,000	271,775
Sankyo Co., Ltd.	7,000	277,760
Secom Co., Ltd.	10,800	544,128
Seiko Epson Corp.	26,100	212,890
Sekisui Chemical Co., Ltd.	43,000	375,119
Sharp Corp.	45,000	157,384
Sumitomo Bakelite Co., Ltd.	81,000	339,207
Takeda Pharmaceutical Co., Ltd.	10,700	478,236
Tokyo Gas Co., Ltd.	389,000	1,777,363
Toshiba Corp.	69,000	273,117
Toyo Suisan Kaisha Ltd.	14,000	373,013
Toyoda Gosei Co., Ltd.	8,000	162,614
United Urban Investment Corp. REIT	139	159,750
West Japan Railway Co.	30,500	1,201,597
Yamato Holdings Co., Ltd.	38,900	591,163

		21,208,594

New Zealand—0.6%
Telecom Corp. of New Zealand Ltd.	212,362	401,961

Singapore—1.8%
Ascendas Real Estate Investment Trust REIT	84,000	164,381
CapitaMall Trust REIT	94,000	165,184
StarHub Ltd.	197,000	617,043
Suntec Real Estate Investment Trust REIT	136,000	187,373

		1,133,981

	Shares	Value
Sweden—0.8%
Swedish Match AB	15,507	$520,569

Switzerland—8.0%
Nestle S.A.	36,149	2,358,485
Novartis AG	14,325	904,957
Roche Holdings AG	4,883	987,251
Swisscom AG	1,650	714,967
Valiant Holding (b)	1,700	161,515

		5,127,175

United Kingdom—15.4%
AstraZeneca PLC	15,652	741,744
GlaxoSmithKline PLC	54,685	1,190,618
Imperial Tobacco Group PLC	4,823	186,995
National Grid PLC	199,311	2,285,980
Next PLC	7,478	453,933
Pennon Group PLC	40,589	414,304
Royal Dutch Shell PLC, Class A	12,388	429,990
Royal Dutch Shell PLC, Class B	14,781	527,331
Severn Trent PLC	15,822	407,129
United Utilities Group PLC	60,899	670,419
Vodafone Group PLC	529,632	1,333,223
William Hill PLC	30,467	173,596
WM Morrison Supermarkets PLC	227,402	976,386

		9,791,648

Total Common Stock (cost—$59,036,574)		62,619,626

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $786,000; collateralized by Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $803,000 including accrued interest
(cost—$786,000)	$786	786,000

Total Investments (cost—$59,822,574) (a)—99.5%		63,405,626

Other assets less liabilities—0.5%		313,631

Net Assets—100.0%		$63,719,257

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $62,121,236, representing 97.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Pharmaceuticals	12.2%
Commercial Banks	7.5%
Wireless Telecommunication Services	6.7%
Real Estate Investment Trust	5.8%
Food Products	5.6%
Oil, Gas & Consumable Fuels	5.1%
Gas Utilities	4.7%
Electric Utilities	4.6%
Diversified Telecommunication Services	4.4%
Real Estate Management & Development	4.1%
Road & Rail	3.8%
Multi-Utilities	3.6%
Food & Staples Retailing	3.4%
Independent Power Producers & Energy Traders	2.9%
Chemicals	2.4%
Water Utilities	2.3%
Household Durables	1.8%
Industrial Conglomerates	1.7%
Semiconductors & Semiconductor Equipment	1.2%
Airlines	1.1%
Commercial Services & Supplies	1.1%
Hotels, Restaurants & Leisure	1.1%
Tobacco	1.1%
Media	1.0%
Leisure Equipment & Products	1.0%
Personal Products	0.9%
Air Freight & Logistics	0.9%
Computers & Peripherals	0.8%
Multiline Retail	0.7%
Communications Equipment	0.6%
Electronic Equipment, Instruments & Components	0.5%
Machinery	0.5%
Transportation Infrastructure	0.4%
Specialty Retail	0.4%
Beverages	0.4%
Automobiles	0.4%
Energy Equipment & Services	0.4%
Diversified Financial Services	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Building Products	0.3%
Auto Components	0.3%
Repurchase Agreements	1.2%
Other assets less liabilities	0.5%

100.0%

26	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI NFJ International Value

	Shares	Value
COMMON STOCK—96.3%
Australia—2.6%
Australia & New Zealand Banking Group Ltd. ADR	1,681,100	$44,313,796
Telstra Corp. Ltd. ADR	1,234,600	28,087,150

		72,400,946

Brazil—8.1%
Banco Bradesco S.A. ADR	3,154,600	54,795,402
Cia de Saneamento Basico do Estado de Sao Paulo ADR	785,600	65,652,592
Cia Paranaense de Energia ADR, Class P	1,674,600	25,705,110
Petroleo Brasileiro S.A. ADR	1,294,100	25,196,127
Vale S.A. ADR	2,808,300	58,861,968

		230,211,199

Canada—8.5%
Agrium, Inc.	192,400	19,222,684
Magna International, Inc.	602,400	30,132,048
Manulife Financial Corp.	5,144,700	69,916,473
Toronto-Dominion Bank	671,800	56,652,894
Yamana Gold, Inc.	3,744,000	64,434,240

		240,358,339

China—3.3%
China Petroleum & Chemical Corp., Class H	52,011,200	59,879,135
Yanzhou Coal Mining Co., Ltd. ADR	1,875,200	32,028,416

		91,907,551

Denmark—2.0%
Carlsberg A/S, Class B	568,100	55,967,166

France—4.3%
Cap Gemini S.A.	685,153	29,960,035
France Telecom S.A. ADR	3,234,900	35,745,645
Sanofi	590,305	55,978,531

		121,684,211

Germany—4.1%
Deutsche Boerse AG	928,834	56,957,941
Siemens AG	551,200	60,274,048

		117,231,989

Hong Kong—0.9%
Hang Seng Bank Ltd.	1,593,300	24,595,692

India—1.1%
Tata Motors Ltd. ADR	1,051,100	30,187,592

Israel—3.1%
Israel Chemicals Ltd.	2,097,427	25,259,601
Teva Pharmaceutical Industries Ltd. ADR	1,653,100	61,726,754

		86,986,355

Japan—16.7%
Aeon Co., Ltd.	3,868,300	44,208,953
Fuji Heavy Industries Ltd. ADR	2,886,900	72,778,749
Hitachi Ltd.	9,000,100	52,961,131
KDDI Corp.	701,500	49,594,144
Komatsu Ltd.	1,650,400	42,349,892
Mitsui & Co., Ltd. ADR	184,400	55,412,200
Mizuho Financial Group, Inc.	36,462,700	66,853,810
Nitto Denko Corp. ADR	2,292,900	56,932,707
Sega Sammy Holdings, Inc.	1,890,100	31,903,584

		472,995,170

	Shares	Value
Korea (Republic of)—5.0%
POSCO ADR	657,700	$54,030,055
SK Telecom Co., Ltd. ADR	3,423,393	54,192,311
Woori Finance Holdings Co., Ltd. ADR	990,900	33,046,515

		141,268,881

Netherlands—1.8%
Reed Elsevier NV	3,521,996	52,223,026

Norway—3.0%
Seadrill Ltd.	879,426	32,399,724
Statoil ASA ADR	2,133,900	53,432,856

		85,832,580

Singapore—3.1%
Golden Agri-Resources Ltd.	56,109,800	30,195,483
United Overseas Bank Ltd. ADR	1,790,000	58,801,500

		88,996,983

South Africa—2.8%
Sasol Ltd. ADR	1,820,500	78,809,445

Sweden—1.2%
Svenska Cellulosa AB ADR	1,541,200	33,875,576

Switzerland—3.0%
Zurich Insurance Group AG ADR (b)	3,127,700	83,822,360

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,559,400	26,759,304

Turkey—1.2%
KOC Holding AS ADR	1,291,539	33,786,660

United Kingdom—17.3%
AstraZeneca PLC ADR	1,560,600	73,769,562
BAE Systems PLC ADR	2,324,100	51,780,948
Barclays PLC	7,428,200	32,267,944
Diageo PLC ADR	363,195	42,341,273
HSBC Holdings PLC	5,475,700	58,024,703
Imperial Tobacco Group PLC	1,122,068	43,504,309
Marks & Spencer Group PLC ADR	2,134,700	26,598,362
Rio Tinto PLC ADR	1,021,400	59,333,126
Royal Dutch Shell PLC ADR	1,129,000	77,844,550
Sage Group PLC ADR	1,227,900	23,686,191

		489,150,968

United States—2.3%
Axis Capital Holdings Ltd.	1,227,000	42,503,280
RenaissanceRe Holdings Ltd.	273,500	22,224,610

		64,727,890

Total Common Stock (cost—$2,436,949,336)		2,723,779,883

Principal Amount (000s)		Value
Repurchase Agreements—2.2%

State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $62,389,035; collateralized by Fannie Mae, 2.23% - 2.50%, due 10/11/22 - 12/6/22, valued at $63,641,057 including accrued interest

(cost—$62,389,000)	$62,389	$62,389,000

Total Investments (cost—$2,499,338,336) (a)—98.5%		2,786,168,883

Other assets less liabilities—1.5%		42,005,590

Net Assets—100.0%		$2,828,174,473

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $905,358,852, representing 32.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Commercial Banks		15.2%
Oil, Gas & Consumable Fuels		11.6%
Metals & Mining		8.4%
Insurance		7.7%
Pharmaceuticals		6.8%
Wireless Telecommunication Services		3.7%
Automobiles		3.6%
Chemicals		3.6%
Beverages		3.5%
Water Utilities		2.3%
Diversified Telecommunication Services		2.3%
Industrial Conglomerates		2.1%
Diversified Financial Services		2.0%
Trading Companies & Distributors		2.0%
Electronic Equipment, Instruments & Components		1.9%
Media		1.8%
Aerospace & Defense		1.8%
Food & Staples Retailing		1.6%
Tobacco		1.5%
Machinery		1.5%
Household Products		1.2%
Holding Companies-Diversified		1.2%
Energy Equipment & Services		1.1%
Leisure Equipment & Products		1.1%
Food Products		1.1%
Auto Components		1.1%
IT Services		1.1%
Semiconductors & Semiconductor Equipment		0.9%
Multiline Retail		0.9%
Electric Utilities		0.9%
Software		0.8%
Repurchase Agreements		2.2%
Other assets less liabilities		1.5%

		100.0%

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	27

Schedule of Investments

December 31, 2012 (unaudited)

AllianzGI Technology

	Shares	Value
COMMON STOCK—96.6%
Automobiles—2.5%
Tesla Motors, Inc. (d)	709,440	$24,028,733

Chemicals—2.2%
Monsanto Co.	221,410	20,956,456
Wacker Chemie AG	100	6,578

		20,963,034

Communications Equipment—11.8%
Aruba Networks, Inc. (d)	401,035	8,321,476
Ciena Corp. (d)	100	1,570
Cisco Systems, Inc.	3,243,445	63,733,694
F5 Networks, Inc. (d)	24,830	2,412,234
JDS Uniphase Corp. (d)	100	1,354
Motorola Solutions, Inc.	171,603	9,554,855
Polycom, Inc. (d)	100	1,046
QUALCOMM, Inc.	422,735	26,218,025
Telefonaktiebolaget LM Ericsson ADR	88,695	895,820

		111,140,074

Computers & Peripherals—10.5%
Apple, Inc. (b)	63,655	33,930,025
Asustek Computer, Inc.	222,000	2,514,011
Catcher Technology Co., Ltd.	1,000	5,022
Dell, Inc.	100	1,013
EMC Corp. (b)(d)	656,190	16,601,607
Fusion-io, Inc. (d)	1,187,995	27,240,725
Lenovo Group Ltd.	4,468,000	4,113,894
SanDisk Corp. (d)	241,475	10,518,651
Seagate Technology PLC	83,600	2,548,128
Western Digital Corp.	41,340	1,756,537

		99,229,613

Construction &Engineering—2.4%
Quanta Services, Inc. (d)	826,385	22,552,047

Diversified Telecomunication Services—0.0%
Verizon Communications, Inc.	100	4,327

Electrical Equipment—0.0%
EnerSys, Inc. (d)	100	3,763

Electronic Equipment, Instruments & Components—1.1%
E Ink Holdings, Inc.	1,000	769
Hitachi Ltd.	527,000	3,101,134
Hon Hai Precision Industry Co., Ltd.	135,000	417,868
IPG Photonics Corp.	100	6,665
LG Display Co., Ltd. (d)	112,700	3,324,125
LG Display Co., Ltd. ADR (d)	15,130	219,082
LG Innotek Co., Ltd. (d)	1,000	77,275
Samsung Electro-Mechanics Co., Ltd.	170	15,892
TPK Holding Co., Ltd.	178,000	3,187,365

		10,350,175

Health Care Technology—0.1%
athenahealth, Inc. (d)	10,270	754,331
Cerner Corp. (d)	9,090	705,748

		1,460,079

Hotels, Restaurants & Leisure—0.0%
Ctrip.com International Ltd. ADR (d)	100	2,279

Household Durables—0.6%
Garmin Ltd.	43,215	1,764,036
LG Electronics, Inc.	60,210	4,178,788

		5,942,824

	Shares	Value
Internet & Catalog Retail—5.0%
Amazon.com, Inc. (b)(d)	121,500	$30,513,510
Netflix, Inc. (d)	56,700	5,260,626
priceline.com, Inc. (d)	18,270	11,349,324

		47,123,460

Internet Software & Services—17.6%
Akamai Technologies, Inc. (d)	100,660	4,118,000
Bazaarvoice, Inc. (d)	6,040	56,474
Cornerstone OnDemand, Inc. (d)	1,000	29,530
eBay, Inc. (d)	686,885	35,044,873
ExactTarget, Inc. (d)	5,870	117,400
Facebook, Inc., Class A (d)	1,141,218	30,390,635
Google, Inc., Class A (b)(d)	98,530	69,894,226
LinkedIn Corp., Class A (d)	21,305	2,446,240
Mail.ru Group Ltd. GDR	100	3,493
Netease, Inc. ADR (d)	90,185	3,837,372
Phoenix New Media Ltd. ADR (d)	232,200	845,208
Rackspace Hosting, Inc. (d)	57,305	4,256,042
Renren, Inc. ADR (d)	3,417	11,789
Yahoo!, Inc. (d)	652,810	12,990,919
Yandex NV, Class A (d)	10	216
Yelp, Inc. (c)(d)	95,655	1,803,097

		165,845,514

IT Services—8.9%
Cognizant Technology Solutions Corp., Class A (d)	286,850	21,241,243
Fidelity National Information Services, Inc.	58,900	2,050,309
Fiserv, Inc. (d)	44,900	3,548,447
Mastercard, Inc., Class A	22,140	10,876,939
Tata Consultancy Services Ltd.	1,000	23,002
Visa, Inc., Class A (b)	303,825	46,053,793

		83,793,733

Media—1.6%
Comcast Corp., Class A	412,980	15,437,192

Real Estate Investment Trust—0.0%
American Tower Corp.	290	22,408

Semiconductors & Semiconductor Equipment—11.8%
Advanced Micro Devices, Inc. (d)	100	240
Aixtron SE N.A. (c)	1,000	11,925
Altera Corp.	129,910	4,474,100
Analog Devices, Inc. (b)	144,380	6,072,623
Atmel Corp. (d)	100	655
Avago Technologies Ltd.	117,800	3,729,548
Broadcom Corp., Class A	115,695	3,842,231
Cypress Semiconductor Corp.	100	1,084
Epistar Corp.	4,000	7,328
First Solar, Inc. (d)	1,500	46,320
Intel Corp.	209,930	4,330,856
KLA-Tencor Corp.	100	4,776
Marvell Technology Group Ltd.	100	726
Maxim Integrated Products, Inc.	300,380	8,831,172
MediaTek, Inc.	1,723,000	19,275,339
Microchip Technology, Inc.	196,200	6,394,158
NXP Semiconductor NV (d)	100	2,637
ON Semiconductor Corp. (d)	27,185	191,654
Samsung Electronics Co., Ltd.	25,780	37,040,693
SK Hynix, Inc. (d)	100	2,432

	Shares	Value
Skyworks Solutions, Inc. (d)	155,895	$3,164,668
SMA Solar Technology AG	700	17,733
Taiwan Semiconductor Manufacturing Co., Ltd.	41,300	138,141
Texas Instruments, Inc.	435,630	13,478,392
Veeco Instruments, Inc. (d)	100	2,952

		111,062,383

Software—20.5%
Activision Blizzard, Inc.	100	1,062
Adobe Systems, Inc. (d)	193,490	7,290,703
Aspen Technology, Inc. (d)	911,620	25,197,177
Citrix Systems, Inc. (d)	14,000	920,500
Fortinet, Inc. (d)	100	2,107
Intuit, Inc. (b)	228,315	13,584,742
Microsoft Corp.	1,503,555	40,190,025
NetSuite, Inc. (d)	22,630	1,522,999
Nuance Communications, Inc. (d)	100,530	2,243,830
Oracle Corp. (b)	1,375,785	45,841,156
Salesforce.com, Inc. (d)	258,310	43,421,911
TIBCO Software, Inc. (b)(d)	343,720	7,565,277
Workday, Inc., Class A (d)	97,689	5,324,051

		193,105,540

Total Common Stock (cost—$731,783,296)		912,067,178

EXCHANGE-TRADED FUNDS—0.0%
iShares FTSE A50 China Index	1,000	1,434
iShares MSCI Emerging Markets Index Fund	100	4,435

Total Exchange-Traded Funds (cost—$5,747)		5,869

	Principal Amount (000s)
Repurchase Agreements—2.4%

State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $22,378,012; collateralized by Federal Farm Credit Bank, 6.18%, due 11/6/28, valued at $20,685,300 including accrued interest and Federal Home Loan Bank, 2.47%, due 8/27/24, valued at $2,143,006 including accrued interest

(cost—$22,378,000)	$22,378	22,378,000

	Contracts
OPTIONS PURCHASED (d)—0.1%
Call Options—0.1%
Yahoo!, Inc. (CBOE) strike price $17.50, expires 1/19/13 (cost—$803,648)	3,000	720,000

Total Investments, before options written and securities sold short (cost—$754,970,691) —99.1%		935,171,047

OPTIONS WRITTEN (d)—(0.5)%
Call Options—(0.1)%
NetEase, Inc. (CBOE) strike price $49, expires 1/19/13	2,117	(21,170)

28	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2012 (unaudited)

	Contracts	Value
Netflix, Inc. (CBOE) strike price $90, expires 6/22/13	567	$(907,200)
Yahoo!, Inc. (CBOE) strike price $20, expires 1/19/13	17,000	(663,000)

		(1,591,370)

Put Options—(0.4)%
International Business Machines Corp. (CBOE) strike price $195, expires 1/19/13	3,200	(1,680,000)
Microsoft Corp. (CBOE) strike price $22.50, expires 1/19/13	19,000	(38,000)
strike price $25, expires 1/19/13	3,000	(30,000)
strike price $27, expires 1/19/13	5,270	(368,900)
Salesforce.com, Inc. (CBOE) strike price $100, expires 1/19/13	1,300	(1,300)
SINA Corp. (CBOE) strike price $40, expires 1/18/14	1,560	(803,400)
strike price $45, expires 1/18/14	840	(604,800)
Yahoo!, Inc. (CBOE) strike price $10, expires 1/19/13	18,076	(18,076)
strike price $12.50, expires 1/19/13	10,000	(10,000)

		(3,554,476)

Total Options Written (premiums received—$15,979,919)		(5,145,846)

	Shares
SECURITIES SOLD SHORT—(2.5)%
Common Stock—(2.5)%
Communications Equipment—(0.0)%
Juniper Networks, Inc. (d)	100	(1,967)
Nokia Oyj ADR	9,770	(38,591)

		(40,558)

Computers & Peripherals—(0.0)%
NetApp, Inc. (d)	100	(3,355)

Electrical Equipment—(0.0)%
Nidec Corp.	1,000	(58,399)

Internet Software & Services—(0.5)%
Tencent Holdings Ltd.	153,900	(5,035,251)

IT Services—(0.3)%
Infosys Ltd. ADR	3,760	(159,048)
International Business Machines Corp.	11,280	(2,160,684)

		(2,319,732)

Software—(1.7)%
Informatica Corp. (d)	151,650	(4,598,028)
QLIK Technologies, Inc. (d)	14,500	(314,940)
VMware, Inc., Class A (d)	119,930	(11,290,210)

		(16,203,178)

Total Securities Sold Short (proceeds received—$24,793,213)		(23,660,473)

	Shares	Value
Total Investments, net of options written and securities sold short (cost—$714,197,559) (a)—96.1%		$906,364,728

Other assets less other liabilities—3.9%		36,990,434

Net Assets—100.0%		$943,355,162

Notes to Schedule of Investments:
(a) Securities (net of securities sold short) with an aggregate value of $72,369,157, representing 7.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FTSE—Financial Times Stock Exchange
GDR—Global Depositary Receipt
MSCI—Morgan Stanley Capital International

AllianzGI Wellness

	Shares	Value
COMMON STOCK—96.3%
Biotechnology—5.6%
Actelion Ltd. (c)	20,180	$965,630
Biogen Idec, Inc. (c)	9,220	1,352,297
Celgene Corp. (c)	34,570	2,721,350
Cepheid, Inc. (c)	21,295	719,984
Genomic Health, Inc. (c)	22,635	617,030
Protalix BioTherapeutics, Inc. (c)	115,735	600,665

		6,976,956

Commercial Services & Supplies—2.6%
Stericycle, Inc. (c)	35,195	3,282,638

Food & Staples Retailing—7.9%
CVS Caremark Corp.	73,650	3,560,977
United Natural Foods, Inc. (c)	55,725	2,986,303
Whole Foods Market, Inc.	36,575	3,340,395

		9,887,675

Food Products—2.5%
Hain Celestial Group, Inc. (c)	34,240	1,856,493
SunOpta, Inc. (c)	122,655	690,547
WhiteWave Foods Co., Class A (c)	39,235	609,712

		3,156,752

Health Care Equipment & Supplies—14.1%
Abbott Laboratories	23,245	1,522,548
Cie Generale d’Optique Essilor International S.A.	15,010	1,513,867
Cooper Cos., Inc.	25,230	2,333,270
Covidien PLC	36,625	2,114,727
Edwards Lifesciences Corp. (c)	42,505	3,832,676
HeartWare International, Inc. (c)	13,180	1,106,461
Hologic, Inc. (c)	117,860	2,360,736
Novadaq Technologies, Inc. (c)	47,865	425,041
Sirona Dental Systems, Inc. (c)	37,480	2,415,961

		17,625,287

Health Care Providers & Services—16.7%
Acadia Healthcare Co., Inc. (c)	46,385	1,082,162
DaVita HealthCare Partners, Inc. (c)	37,080	4,098,453
Express Scripts Holding Co. (c)	49,095	2,651,130
Fresenius SE & Co. KGaA	28,415	3,269,666
Health Management Associates, Inc., Class A (c)	177,720	1,656,350
HMS Holdings Corp. (c)	73,960	1,917,043
IPC The Hospitalist Co., Inc. (c)	49,715	1,974,183
Team Health Holdings, Inc. (c)	89,430	2,572,901
WellCare Health Plans, Inc. (c)	33,860	1,648,643

		20,870,531

Health Care Technology—3.0%
Cerner Corp. (c)	31,790	2,468,175
Vocera Communications, Inc. (c)	50,600	1,270,060

		3,738,235

Life Sciences Tools & Services—3.6%
Agilent Technologies, Inc.	66,245	2,712,070
Illumina, Inc. (c)	31,560	1,754,421

		4,466,491

Pharmaceuticals—33.3%
Allergan, Inc.	54,975	5,042,857
Bayer AG	17,890	1,706,023
Eli Lilly & Co.	91,180	4,496,997
Merck & Co., Inc.	105,000	4,298,700
Novo Nordisk A/S, Class B	21,281	3,465,326
Perrigo Co.	14,860	1,545,886
Pfizer, Inc.	304,190	7,629,085

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	29

Schedule of Investments

December 31, 2012 (unaudited)

	Shares	Value
Roche Holdings AG	14,485	$2,928,594
Sanofi	27,135	2,573,208
Shire PLC	94,750	2,914,616
UCB S.A.	59,010	3,380,588
Watson Pharmaceuticals, Inc. (c)	19,205	1,651,630

		41,633,510

Professional Services—1.0%
Advisory Board Co. (c)	25,940	1,213,733

Specialty Retail—3.4%
Fielmann AG	15,125	1,461,869
Vitamin Shoppe, Inc. (c)	49,635	2,847,064

		4,308,933

Textiles, Apparel & Luxury Goods—2.6%
Adidas AG	17,570	1,568,108
Lululemon Athletica, Inc. (c)	23,195	1,768,155

		3,336,263

Total Common Stock (cost—$105,772,583)		120,497,004

	Units
WARRANTS—0.3%
Biotechnology—0.0%
PolyMedix, Inc., expires 4/11/16 (b)(c)	435,000	15,443

Pharmaceuticals—0.3%
Sunesis Pharmaceuticals, Inc., expires 10/6/15 (b)(c)	180,767	407,087

Total Warrants (cost—$225,864)		422,530

	Principal Amount (000s)
Repurchase Agreements—4.0%
State Street Bank & Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $4,961,003; collateralized by Fannie Mae, 2.50%, due 9/28/22, valued at $5,060,800 including accrued interest
(cost—$4,961,000)	$4,961	4,961,000

Total Investments (cost—$110,959,447) (a)—100.6%		125,880,534

Liabilities in excess of other assets—(0.6)%		(767,133)

Net Assets—100.0%		$125,113,401

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $25,747,495, representing 20.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $422,530, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

30	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	31

Statements of Assets and Liabilities

December 31, 2012 (Unaudited)
	AllianzGI Emerging Markets Opportunities	AllianzGI Global Commodity Equity

Assets:
Investments, at value	$165,502,134	$42,940,706
Investments in Affiliates, at value	—	—
Cash	100,911	—
Foreign currency, at value	850,157	—
Receivable for Fund shares sold	172,721	178,097
Receivable for investments sold	1,014,262	425,272
Dividends and interest receivable (net of foreign taxes)	331,824	15,990
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	15,901	4,677
Tax reclaims receivable	25,395	6,789
Total Assets	168,013,305	43,571,531

Liabilities:
Payable for investments purchased	$978,944	$—
Payable for Fund shares redeemed	293,834	77,481
Payable to custodian for cash overdraft	—	291,577
Securities sold short, at value	—	—
Options written, at value	—	—
Investment Advisory fees payable	116,184	23,580
Administration fees payable	58,797	13,275
Trustees Deferred Compensation Plan Payable (see Note 4)	15,901	4,677
Servicing fees payable	17,271	3,616
Distribution fees payable	14,558	3,008
Unrealized depreciation of forward foreign currency contracts	—	—
Accrued expenses and other liabilities	15,116	—
Total Liabilities	1,510,605	417,214
Net Assets	$166,502,700	$43,154,317

Net Assets consist of:
Paid-in-capital	$215,063,169	$51,272,032
Undistributed (dividends in excess of) net investment income	(214,131)	137,213
Accumulated net realized loss	(80,556,141)	(12,007,466)
Net unrealized appreciation	32,209,803	3,752,538
Net Assets	$166,502,700	$43,154,317

Cost of Investments	$133,252,565	$39,188,175
Cost of Investments in Affiliates	$—	$—
Cost of Foreign Currency	$846,923	$—
Cost of Foreign Currency Overdraft due to Custodian	$—	$252
Proceeds Received on Securities Sold Short	$—	$—
Premiums Received for Options Written	$—	$—

Net Assets:
Class A	$43,086,280	$10,007,248
Class B	—	—
Class C	24,532,237	5,061,613
Class D	22,117,196	2,875,567
Class R	—	—
Class P	3,231,663	496,192
Institutional Class	73,535,324	24,713,697
Administrative Class	—	—

Shares Issued and Outstanding:
Class A	1,655,444	623,325
Class B	—	—
Class C	966,682	330,042
Class D	837,148	179,009
Class R	—	—
Class P	126,087	30,525
Institutional Class	2,814,342	1,513,920
Administrative Class	—	—

Net Asset Value and Redemption Price Per Share:*
Class A	$26.03	$16.05
Class B	—	—
Class C	25.38	15.34
Class D	26.42	16.06
Class R	—	—
Class P	25.63	16.26
Institutional Class	26.13	16.32
Administrative Class	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

32	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI Global Small-Cap	AllianzGI International Managed Volatility	AllianzGI NFJ International Value	AllianzGI Technology	AllianzGI Wellness

$68,234,269	$63,405,626	$2,786,168,883	$933,356,025	$125,880,534
4,016,907	—	—	1,815,022	—
966	998	333	553	149
—	15,579	361,519	12,433,817	—
104,268	113,502	62,135,422	4,259,356	195,608
271,574	240,137	—	52,380,564	—
21,104	176,409	1,910,354	111,742	51,776
20,308	40,932	164,728	143,163	17,206
8,373	42,238	150,625	38	61,027
72,677,769	64,035,421	2,850,891,864	1,004,500,280	126,206,300

$235,919	$162,705	$—	$26,944,941	$—
191,339	66,699	20,191,293	4,149,760	925,321
—	—	—	—	—
—	—	—	23,660,473	—
—	—	—	5,145,846	—
51,109	20,219	1,300,723	669,655	80,241
24,397	12,457	712,657	264,169	40,121
20,308	40,932	164,728	143,163	17,206
11,047	5,746	219,093	95,624	25,075
8,027	7,406	128,897	71,487	4,935
195	—	—	—	—
—	—	—	—	—
542,341	316,164	22,717,391	61,145,118	1,092,899
$72,135,428	$63,719,257	$2,828,174,473	$943,355,162	$125,113,401

$92,182,553	$254,181,241	$2,994,191,623	$763,794,795	$121,244,410
(553,778)	(769,366)	(4,208)	(5,549,877)	(605,268)
(32,018,956)	(193,276,037)	(452,856,260)	(7,057,791)	(10,446,420)
12,525,609	3,583,419	286,843,318	192,168,035	14,920,679
$72,135,428	$63,719,257	$2,828,174,473	$943,355,162	$125,113,401

$56,753,521	$59,822,574	$2,499,338,336	$753,174,114	$110,959,447
$2,966,600	$—	$—	$1,796,577	$—
$—	$15,587	$354,357	$12,431,515	$—
$—	$—	$—	$—	$—
$—	$—	$—	$24,793,213	$—
$—	$—	$—	$15,979,919	$—

$27,973,286	$16,058,724	$775,415,605	$243,997,593	$20,191,703
1,959,691	—	—	3,643,628	833,034
11,476,474	11,665,510	203,110,582	100,690,077	7,398,647
14,540,151	907,459	122,095,853	139,677,464	96,690,017
—	91,664	13,760,163	—	—
1,319,815	610,778	460,570,430	33,762,597	—
14,866,011	34,375,864	1,218,734,712	375,736,370	—
—	9,258	34,487,128	45,847,433	—

927,692	1,247,842	36,261,899	5,464,604	747,280
70,374	—	—	89,913	34,055
412,295	909,833	9,564,406	2,485,758	302,237
482,715	70,708	5,718,118	3,165,239	3,579,493
—	7,234	640,895	—	—
41,946	47,935	21,457,080	724,538	—
471,103	2,687,914	56,775,480	8,022,597	—
—	691	1,609,824	1,000,484	—

$30.15	$12.87	$21.38	$44.65	$27.02
27.85	—	—	40.52	24.46
27.84	12.82	21.24	40.51	24.48
30.12	12.83	21.35	44.13	27.01
—	12.67	21.47	—	—
31.46	12.74	21.46	46.60	—
31.56	12.79	21.47	46.83	—
—	13.40	21.42	45.83	—

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	33

Statements of Operations

Six Months ended December 31, 2012 (Unaudited)
	AllianzGI Emerging Markets Opportunities	AllianzGI Global Commodity Equity

Investment Income:
Dividends, net of foreign withholding taxes (see Note 1(h))	$1,931,130	$418,604
Dividends from investments in Affiliates	—	—
Interest	161	33
Miscellaneous Income	12,088	—
Total Income	1,943,379	418,637

Expenses:
Investment advisory	726,292	146,983
Administration	367,951	83,074
Distribution — Class B	—	—
Distribution — Class C	92,088	20,485
Distribution — Class R	—	—
Servicing — Class A	49,802	12,429
Servicing — Class B	—	—
Servicing — Class C	30,696	6,828
Servicing — Class D	28,303	3,996
Servicing — Class R	—	—
Distribution and/or servicing — Administrative Class	—	—
Dividends on securities sold short	—	—
Trustees’	7,753	2,099
Tax	325	325
Miscellaneous	7,937	67
Total Expenses	1,311,147	276,286
Less: Investment Advisory/Administration waived	—	—
Net Expenses	1,311,147	276,286
Net Investment Income (Loss)	632,232	142,351

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,782,618)	(210,011)
Investments in Affiliates	—	—
Securities sold short	—	—
Options written	—	—
Foreign currency transactions	11,744	(3,870)
Net change in unrealized appreciation/depreciation of:
Investments	24,015,236	3,976,798
Investments in Affiliates	—	—
Securities sold short	—	—
Options written	—	—
Foreign currency transactions	4,782	359
Net Realized and Change in Unrealized Gain	22,249,144	3,763,276
Net Increase in Net Assets Resulting from Investment Operations	$22,881,376	$3,905,627

34	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI Global Small-Cap	AllianzGI International Managed Volatility	AllianzGI NFJ International Value	AllianzGI Technology	AllianzGI Wellness

$360,334	$869,504	$30,769,703	$5,008,800	$610,057
12,263	—	—	—	—
88	50	3,314	2,243	251
—	807	—	—	130,535
372,685	870,361	30,773,017	5,011,043	740,843

335,071	132,447	7,574,512	4,370,862	519,258
160,335	147,776	5,066,433	1,725,454	259,629
9,253	—	—	15,908	4,137
44,018	46,261	732,541	401,733	28,382
—	110	14,726	—	—
35,050	20,791	913,834	321,727	25,146
3,084	—	—	5,303	1,379
14,673	15,420	244,181	133,911	9,461
20,625	1,145	143,279	166,229	126,282
—	110	14,726	—	—
—	11	35,493	61,354	—
—	—	—	12,452	—
3,610	3,204	125,401	46,369	6,358
325	325	325	325	325
801	2,736	26,452	8,714	97
626,845	370,336	14,891,903	7,270,341	980,454
—	(66,224)	(946,814)	—	—
626,845	304,112	13,945,089	7,270,341	980,454
(254,160)	566,249	16,827,928	(2,259,298)	(239,611)

3,665,198	1,325,203	30,549,430	11,897,646	7,774,252
219,488	—	—	(375,685)	—
—	—	—	6,761,234	—
—	—	—	(616,631)	—
(6,409)	(14,940)	(272,190)	(45,317)	(19,816)

862,596	2,844,898	289,064,321	27,358,694	(1,412,313)
1,050,307	—	—	18,445	—
—	—	—	(5,358,330)	—
—	—	—	(311,300)	—
(369)	2,748	11,701	(27,949)	3,085
5,790,811	4,157,909	319,353,262	39,300,807	6,345,208
$5,536,651	$4,724,158	$336,181,190	$37,041,509	$6,105,597

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	35

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Global Commodity Equity		AllianzGI Global Small-Cap

	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$632,232	$1,928,340	$142,351	$203,013	$(254,160)	$(635,760)
Net realized gain (loss)	(1,770,874)	(4,487,047)	(213,881)	(2,208,229)	3,878,277	4,217,437
Net change in unrealized appreciation/depreciation	24,020,018	(22,802,868)	3,977,157	(8,245,072)	1,912,534	(9,089,493)
Net increase (decrease) in net assets resulting from investment operations	22,881,376	(25,361,575)	3,905,627	(10,250,288)	5,536,651	(5,507,816)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(493,257)	(113,944)	(27,421)	—	—	—
Class C	(150,145)	(6)	(3)	—	—	—
Class D	(262,140)	(35,182)	(4,767)	—	—	—
Class R	—	—	—	—	—	—
Class P	(43,118)	(20,649)	(1,831)	—	—	—
Institutional Class	(990,978)	(565,315)	(154,252)	—	—	—
Administrative Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(1,939,638)	(735,096)	(188,274)	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	13,034,180	28,857,198	6,392,584	13,637,227	4,809,723	21,727,622
Issued in reorganization	—	82,839,239	—	—	—	—
Issued in reinvestment of dividends and distributions	1,783,571	713,295	180,533	—	—	—
Cost of shares redeemed	(48,946,555)	(55,809,370)	(7,402,530)	(20,730,223)	(14,000,635)	(31,781,063)
Net increase (decrease) from Fund share transactions	(34,128,804)	56,600,362	(829,413)	(7,092,996)	(9,190,912)	(10,053,441)
Total Increase (Decrease) in Net Assets	(13,187,066)	30,503,691	2,887,940	(17,343,284)	(3,654,261)	(15,561,257)

Net Assets:
Beginning of period	179,689,766	149,186,075	40,266,377	57,609,661	75,789,689	91,350,946
End of period*	$166,502,700	$179,689,766	$43,154,317	$40,266,377	$72,135,428	$75,789,689
*Including undistributed (dividends in excess of) net investment income of:	$(214,131)	$1,093,275	$137,213	$183,136	$(553,778)	$(299,618)

36	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

AllianzGI International Managed Volatility		AllianzGI NFJ International Value		AllianzGI Technology		AllianzGI Wellness

Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012	Six Months ended December 31, 2012 (Unaudited)	Year ended June 30, 2012

$566,249	$1,441,279	$16,827,928	$49,126,017	$(2,259,298)	$(9,051,729)	$(239,611)	$(819,982)
1,310,263	(4,906,550)	30,277,240	(58,767,180)	17,621,247	83,396,661	7,754,436	9,645,857
2,847,646	(8,283,036)	289,076,022	(194,335,453)	21,679,560	(211,386,839)	(1,409,228)	(10,451,618)
4,724,158	(11,748,307)	336,181,190	(203,976,616)	37,041,509	(137,041,907)	6,105,597	(1,625,743)

(603,771)	(442,791)	(3,795,160)	(15,822,312)	—	—	—	—
(343,016)	(228,052)	(190)	(2,896,072)	—	—	—	—
(34,504)	(20,643)	(610,142)	(2,132,432)	—	—	—	—
(3,317)	(1,783)	(57,773)	(137,766)	—	—	—	—
(24,965)	(23,822)	(3,361,097)	(8,900,688)	—	—	—	—
(1,411,383)	(830,677)	(10,292,225)	(18,317,791)	—	—	—	—
(345)	(232)	(269,577)	(93,749)	—	—	—	—

—	—	—	—	(14,463,709)	—	(1,558,953)	(1,722,463)
—	—	—	—	(240,914)	—	(69,117)	(248,183)
—	—	—	—	(6,559,531)	—	(618,187)	(745,574)
—	—	—	—	(7,404,794)	—	(7,380,679)	(9,400,182)
—	—	—	—	(1,940,504)	—	—	—
—	—	—	—	(21,007,973)	—	—	—
—	—	—	—	(2,715,561)	—	—	—
(2,421,301)	(1,548,000)	(18,386,164)	(48,300,810)	(54,332,986)	—	(9,626,936)	(12,116,402)

6,791,765	18,180,773	603,682,925	964,156,742	88,151,528	240,406,342	6,139,165	21,206,000
—	—	—	—	—	—	—	—
2,215,545	1,415,773	15,164,703	38,646,273	51,277,677	—	9,217,095	11,513,615
(14,179,528)	(27,619,320)	(350,467,100)	(718,162,933)	(145,645,157)	(408,454,338)	(14,211,167)	(42,930,508)
(5,172,218)	(8,022,774)	268,380,528	284,640,082	(6,215,952)	(168,047,996)	1,145,093	(10,210,893)
(2,869,361)	(21,319,081)	586,175,554	32,362,656	(23,507,429)	(305,089,903)	(2,376,246)	(23,953,038)

66,588,618	87,907,699	2,241,998,919	2,209,636,263	966,862,591	1,271,952,494	127,489,647	151,442,685
$63,719,257	$66,588,618	$2,828,174,473	$2,241,998,919	$943,355,162	$966,862,591	$125,113,401	$127,489,647
$(769,366)	$1,085,686	$(4,208)	$1,554,028	$(5,549,877)	$(3,290,579)	$(605,268)	$(365,657)

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	37

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2012+	$22.76	$0.09	$3.49	$3.58	$(0.31)
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (e)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)
6/30/2008	30.45	0.46	0.58	1.04	(0.04)
Class C
12/31/2012+	$22.15	$— (e)	$3.38	$3.38	$(0.15)
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (e)
6/30/2011	20.18	(0.02)	7.32	7.30	— (e)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)
6/30/2008	30.25	0.23	0.56	0.79	— (e)
Class D
12/31/2012+	$23.10	$0.10	$3.53	$3.63	$(0.31)
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (e)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)
6/30/2008	30.47	0.43	0.60	1.03	(0.07)
Class P
12/31/2012+	$22.43	$0.12	$3.43	$3.55	$(0.35)
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)
7/7/2008* - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)
Institutional Class
12/31/2012+	$22.85	$0.13	$3.51	$3.64	$(0.36)
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)
6/30/2008	30.56	0.49	0.65	1.14	(0.05)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Less than $0.01 per share.

38	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.31)	$—		$26.03		15.82%	$43,086	1.67	%(d)	1.67	%(d)	0.74	%(d)	48%
—	(0.12)	—		22.76		(18.84)	40,076	1.67		1.69		1.62		206
—	— (e)	—		28.17	(f)	37.21 (f)	35,026	1.63		1.67		0.59		193
—	(0.26)	—	(g)	20.54		19.60	30,296	1.84		1.84		0.23		191
—	(0.57)	—	(g)	17.37		(39.66)	26,153	1.86		1.86		2.58		182
(1.50)	(1.54)	0.03		29.98		2.93	69,165	1.77		1.77		1.43		194

$—	$(0.15)	$—		$25.38		15.39%	$24,532	2.42	%(d)	2.42	%(d)	(0.02	)%(d)	48%
—	— (e)	—		22.15		(19.47)	24,985	2.42		2.44		0.85		206
—	— (e)	—		27.48	(f)	36.17 (f)	22,052	2.38		2.42		(0.09)		193
—	(0.14)	—	(g)	20.18		18.71	15,855	2.59		2.59		(0.51)		191
—	(0.48)	—	(g)	17.11		(40.10)	13,090	2.62		2.62		1.73		182
(1.50)	(1.50)	0.03		29.57		2.08	24,888	2.52		2.52		0.72		194

$—	$(0.31)	$—		$26.42		15.84%	$22,117	1.67	%(d)	1.67	%(d)	0.78	%(d)	48%
—	(0.14)	—		23.10		(18.87)	23,794	1.67		1.69		1.92		206
—	— (e)	—		28.63	(f)	37.20 (f)	12,853	1.63		1.67		0.81		193
—	(0.22)	—	(g)	20.88		19.57	4,458	1.84		1.84		0.19		191
—	(0.36)	—	(g)	17.63		(39.63)	7,964	1.85		1.85		2.52		182
(1.50)	(1.57)	0.02		29.95		2.86	66,283	1.77		1.77		1.31		194

$—	$(0.35)	$—		$25.63		15.94%	$3,232	1.42	%(d)	1.42	%(d)	1.02	%(d)	48%
—	(0.32)	—		22.43		(18.65)	3,598	1.42		1.44		1.71		206
—	(0.05)	—		27.95	(f)	37.57 (f)	1,165	1.38		1.42		0.97		193
—	(0.33)	—	(g)	20.36		19.91	477	1.58		1.58		0.49		191
—	(0.83)	—	(g)	17.24		(36.23)	665	1.46	(d)	1.46	(d)	3.26	(d)	182

$—	$(0.36)	$—		$26.13		16.03%	$73,536	1.32	%(d)	1.32	%(d)	1.07	%(d)	48%
—	(0.21)	—		22.85		(18.56)	87,237	1.32		1.34		1.88		206
—	(0.10)	—		28.30	(f)	37.24 (f)	78,090	1.27		1.32		0.98		193
—	(0.32)	—	(g)	20.63		20.26	63,195	1.33		1.56		1.00		191
—	(0.70)	—	(g)	17.41		(39.40)	18,152	1.47		1.47		2.89		182
(1.50)	(1.55)	0.04		30.19		3.26	62,336	1.37		1.37		1.51		194

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	39

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Commodity Equity:
Class A
12/31/2012+	$14.65	$0.05	$1.39	$1.44	$(0.04)
6/30/2012	18.07	0.06	(3.48)	(3.42)	—
6/30/2011	12.48	(0.04)	5.63	5.59	—
6/30/2010	11.95	(0.09)	0.62	0.53	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)
6/30/2008	19.59	0.07	6.88	6.95	—
Class C
12/31/2012+	$14.01	$(0.01)	$1.34	$1.33	$— (g)
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—
6/30/2011	12.12	(0.16)	5.45	5.29	—
6/30/2010	11.69	(0.19)	0.62	0.43	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (g)
6/30/2008	19.39	(0.08)	6.79	6.71	—
Class D
12/31/2012+	$14.65	$0.04	$1.40	$1.44	$(0.03)
6/30/2012	18.06	0.06	(3.47)	(3.41)	—
6/30/2011	12.48	(0.04)	5.62	5.58	—
6/30/2010	11.94	(0.09)	0.63	0.54	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)
6/30/2008	19.59	0.11	6.85	6.96	—
Class P
12/31/2012+	$14.83	$0.06	$1.43	$1.49	$(0.06)
6/30/2012	18.25	0.10	(3.52)	(3.42)	—
6/30/2011	12.57	0.01	5.67	5.68	—
6/30/2010	12.01	(0.05)	0.61	0.56	—
7/7/2008* - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)
Institutional Class
12/31/2012+	$14.93	$0.07	$1.42	$1.49	$(0.10)
6/30/2012	18.35	0.12	(3.54)	(3.42)	—
6/30/2011	12.62	0.03	5.70	5.73	—
6/30/2010	12.04	(0.03)	0.61	0.58	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)
6/30/2008	19.71	0.11	6.99	7.10	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(f)	Less than $0.01 per share.
(g)	Less than $(0.01) per share.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(k)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.

40	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.04)	$—		$16.05		9.85%	$10,007	1.41	%(d)	0.58	%(d)	65%
—	—	—		14.65		(18.93)	9,387	1.42		0.38		190
—	—	—		18.07		44.79	15,584	1.41		(0.23)		130
—	—	—		12.48	(e)	4.44 (e)	12,147	1.43		(0.61)		165
(0.61)	(0.64)	—	(f)	11.95		(51.07)	11,395	1.47		(0.13)		158
(0.61)	(0.61)	0.03		25.96		36.07	29,504	1.46		0.32		75

$—	$— (g)	$—		$15.34		9.49%	$5,062	2.16	%(d)	(0.20	)%(d)	65%
—	—	—		14.01		(19.53)	5,678	2.17		(0.38)		190
—	—	—		17.41		43.65	10,645	2.16		(0.97)		130
—	—	—		12.12	(h)	3.59 (h)	7,563	2.18		(1.37)		165
(0.61)	(0.61)	—	(f)	11.69		(51.37)	8,187	2.22		(0.87)		158
(0.61)	(0.61)	0.02		25.51		35.14	20,802	2.21		(0.36)		75

$—	$(0.03)	$—		$16.06		9.79%	$2,875	1.41	%(d)	0.57	%(d)	65%
—	—	—		14.65		(18.88)	3,235	1.42		0.37		190
—	—	—		18.06		44.71	5,747	1.41		(0.23)		130
—	—	—		12.48	(i)	4.44 (i)	5,037	1.43		(0.60)		165
(0.61)	(0.65)	—	(f)	11.94		(51.08)	6,093	1.47		(0.16)		158
(0.61)	(0.61)	0.02		25.96		36.07	9,905	1.47		0.47		75

$—	$(0.06)	$—		$16.26		10.05%	$496	1.16	%(d)	0.79	%(d)	65%
—	—	—		14.83		(18.74)	594	1.17		0.65		190
—	—	—		18.25		45.19	890	1.17		0.04		130
—	—	—		12.57	(j)	4.66 (j)	384	1.17		(0.35)		165
(0.61)	(0.74)	—	(f)	12.01		(46.30)	423	1.14	(d)	0.66	(d)	158

$—	$(0.10)	$—		$16.32		9.99%	$24,714	1.06	%(d)	0.94	%(d)	65%
—	—	—		14.93		(18.64)	21,372	1.07		0.78		190
—	—	—		18.35		45.40	24,744	1.07		0.15		130
—	—	—		12.62	(k)	4.82 (k)	10,235	1.07		(0.23)		165
(0.61)	(0.71)	—	(f)	12.04		(50.88)	8,352	1.07		0.31		158
(0.61)	(0.61)	0.03		26.23		36.62	10,707	1.07		0.49		75

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	41

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Small-Cap:
Class A
12/31/2012+	$27.95	$(0.09)	$2.29	$2.20	$—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)
6/30/2010	15.81	(0.15)	3.35	3.20	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—
Class B
12/31/2012+	$25.91	$(0.19)	$2.13	$1.94	$—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (f)
6/30/2010	14.97	(0.29)	3.18	2.89	—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—
Class C
12/31/2012+	$25.90	$(0.18)	$2.12	$1.94	$—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (f)
6/30/2010	14.96	(0.28)	3.17	2.89	—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—
Class D
12/31/2012+	$27.92	$(0.09)	$2.29	$2.20	$—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)
6/30/2010	15.81	(0.16)	3.36	3.20	—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—
Class P
12/31/2012+	$29.13	$(0.06)	$2.39	$2.33	$—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)
6/30/2010	16.37	(0.11)	3.48	3.37	—
7/7/2008* - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—
Institutional Class
12/31/2012+	$29.20	$(0.04)	$2.40	$2.36	$—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)
6/30/2010	16.37	(0.09)	3.48	3.39	—
6/30/2009	26.32	— (f)	(9.95)	(9.95)	—
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

42	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains		Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$—	$—		$30.15	7.87%	$27,973	1.61	%(d)	1.61	%(d)	(0.60	)%(d)	57%
—		—	—		27.95	(4.48)	27,103	1.59		1.64		(0.70)		80
—		(0.05)	—		29.26	54.21	31,511	1.59		1.71		(0.43)		116
—		—	—	(e)	19.01	20.24	23,236	1.68		1.73		(0.77)		166
—	(f)	— (f)	—	(e)	15.81	(38.07)	21,515	1.77		1.79		(0.47)		124
(2.66)		(2.66)	—	(e)	25.52	(20.20)	63,178	1.77		1.77		(0.53)		100

$—		$—	$—		$27.85	7.45%	$1,960	2.36	%(d)	2.36	%(d)	(1.38	)%(d)	57%
—		—	—		25.91	(5.23)	3,145	2.34		2.39		(1.53)		80
—		— (f)	—		27.34	53.08	8,047	2.34		2.46		(1.18)		116
—		—	—	(e)	17.86	19.30	8,108	2.43		2.48		(1.57)		166
—	(f)	— (f)	—	(e)	14.97	(38.52)	11,064	2.52		2.54		(1.22)		124
(2.66)		(2.66)	—	(e)	24.34	(20.77)	31,948	2.52		2.52		(1.29)		100

$—		$—	$—		$27.84	7.45%	$11,476	2.36	%(d)	2.36	%(d)	(1.36	)%(d)	57%
—		—	—		25.90	(5.20)	11,898	2.34		2.39		(1.46)		80
—		— (f)	—		27.32	53.05	15,205	2.34		2.46		(1.17)		116
—		—	—	(e)	17.85	19.32	10,860	2.43		2.48		(1.54)		166
—	(f)	— (f)	—	(e)	14.96	(38.51)	11,267	2.52		2.54		(1.22)		124
(2.66)		(2.66)	—	(e)	24.33	(20.79)	34,014	2.52		2.52		(1.28)		100

$—		$—	$—		$30.12	7.88%	$14,540	1.61	%(d)	1.61	%(d)	(0.64	)%(d)	57%
—		—	—		27.92	(4.48)	18,409	1.59		1.64		(0.69)		80
—		(0.07)	—		29.23	54.21	19,567	1.59		1.71		(0.44)		116
—		—	—	(e)	19.01	20.24	13,231	1.68		1.73		(0.79)		166
—	(f)	— (f)	—	(e)	15.81	(38.07)	14,257	1.77		1.79		(0.45)		124
(2.66)		(2.66)	—	(e)	25.52	(20.20)	38,282	1.77		1.77		(0.55)		100

$—		$—	$—		$31.46	8.00%	$1,320	1.36	%(d)	1.36	%(d)	(0.36	)%(d)	57%
—		—	—		29.13	(4.24)	1,339	1.34		1.39		(0.45)		80
—		(0.08)	—		30.42	54.55	1,538	1.34		1.46		(0.15)		116
—		—	—	(e)	19.74	20.59	521	1.42		1.47		(0.55)		166
—	(f)	— (f)	—	(e)	16.37	(35.22)	759	1.39	(d)	1.43	(d)	0.36	(d)	124

$—		$—	$—		$31.56	8.05%	$14,866	1.26	%(d)	1.26	%(d)	(0.25	)%(d)	57%
—		—	—		29.20	(4.14)	13,896	1.24		1.29		(0.33)		80
—		(0.10)	—		30.46	54.69	15,483	1.24		1.36		(0.06)		116
—		—	—	(e)	19.76	20.71	10,756	1.32		1.37		(0.42)		166
—	(f)	— (f)	—	(e)	16.37	(37.80)	10,743	1.36		1.38		(0.01)		124
(2.66)		(2.66)	—	(e)	26.32	(19.90)	22,549	1.37		1.37		(0.10)		100

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	43

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility:
Class A
12/31/2012+	$12.46	$0.11	$0.80	$0.91	$(0.50)
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
6/30/2010	11.15	0.17	0.14	0.31	(0.33)
6/30/2009	18.60	0.20	(7.27)	(7.07)	(0.38)
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)
Class C
12/31/2012+	$12.36	$0.06	$0.78	$0.84	$(0.38)
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
6/30/2010	11.03	0.07	0.15	0.22	(0.24)
6/30/2009	18.29	0.11	(7.14)	(7.03)	(0.23)
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)
Class D
12/31/2012+	$12.43	$0.11	$0.79	$0.90	$(0.50)
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
6/30/2010	11.08	0.16	0.16	0.32	(0.35)
6/30/2009	18.56	0.22	(7.28)	(7.06)	(0.42)
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)
Class R
12/31/2012+	$12.27	$0.09	$0.79	$0.88	$(0.48)
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
6/30/2010	11.08	0.16	0.13	0.29	(0.35)
6/30/2009	18.67	0.22	(7.35)	(7.13)	(0.46)
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)
Class P
12/31/2012+	$12.35	$0.12	$0.80	$0.92	$(0.53)
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
6/30/2010	11.09	0.20	0.16	0.36	(0.41)
7/7/2008* - 6/30/2009	18.21	0.52	(7.05)	(6.53)	(0.59)
Institutional Class
12/31/2012+	$12.41	$0.13	$0.80	$0.93	$(0.55)
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)
6/30/2010	11.15	0.22	0.15	0.37	(0.40)
6/30/2009	18.80	0.29	(7.40)	(7.11)	(0.54)
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)
Administrative Class
12/31/2012+	$12.97	$0.12	$0.83	$0.95	$(0.52)
6/30/2012	15.33	0.29	(2.32)	(2.03)	(0.33)
6/30/2011	11.60	0.22	3.79	4.01	(0.28)
6/30/2010	11.62	0.21	0.14	0.35	(0.37)
6/30/2009	19.08	0.27	(7.50)	(7.23)	(0.23)
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.

44	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.50)	$—		$12.87	7.26%	$16,059	0.97	%(d)	1.17	%(d)	1.63	%(d)	46%
—	(0.30)	—		12.46	(13.15)	16,615	1.17		1.28		2.07		170
—	(0.24)	—		14.72	34.43	25,783	1.33		1.36		1.33		240
—	(0.33)	—	(e)	11.13	2.50	24,443	1.41		1.41		1.35		162
—	(0.38)	—	(e)	11.15	(37.92)	38,008	1.48		1.48		1.61		197
(3.46)	(3.74)	—	(e)	18.60	(16.09)	148,264	1.47		1.47		1.23		159

$—	$(0.38)	$—		$12.82	6.81%	$11,665	1.72	%(d)	1.92	%(d)	0.91	%(d)	46%
—	(0.18)	—		12.36	(13.78)	12,477	1.92		2.03		1.25		170
—	(0.13)	—		14.56	33.37	21,252	2.08		2.11		0.52		240
—	(0.24)	—	(e)	11.01	1.78	22,865	2.16		2.16		0.58		162
—	(0.23)	—	(e)	11.03	(38.39)	35,034	2.24		2.24		0.93		197
(3.46)	(3.61)	—	(e)	18.29	(16.74)	110,540	2.22		2.22		0.58		159

$—	$(0.50)	$—		$12.83	7.22%	$907	0.97	%(d)	1.17	%(d)	1.66	%(d)	46%
—	(0.25)	—		12.43	(13.38)	894	1.17		1.28		2.00		170
—	(0.19)	—		14.66	34.46	1,604	1.34		1.37		1.04		240
—	(0.35)	—	(e)	11.05	2.52	3,772	1.41		1.41		1.31		162
—	(0.42)	—	(e)	11.08	(37.94)	5,440	1.48		1.48		1.79		197
(3.46)	(3.75)	—	(e)	18.56	(16.12)	14,082	1.47		1.47		1.37		159

$—	$(0.48)	$—		$12.67	7.15%	$92	1.22	%(d)	1.42	%(d)	1.42	%(d)	46%
—	(0.29)	—		12.27	(13.39)	81	1.42		1.53		1.98		170
—	(0.24)	—		14.53	34.05	83	1.58		1.61		1.18		240
—	(0.35)	—	(e)	11.02	2.33	56	1.65		1.65		1.26		162
—	(0.46)	—	(e)	11.08	(38.09)	38	1.73		1.73		1.88		197
(3.46)	(3.76)	—	(e)	18.67	(16.32)	50	1.72		1.72		1.32		159

$—	$(0.53)	$—		$12.74	7.42%	$611	0.72	%(d)	0.92	%(d)	1.92	%(d)	46%
—	(0.32)	—		12.35	(13.00)	676	0.92		1.03		2.11		170
—	(0.29)	—		14.59	34.92	1,438	1.09		1.12		1.40		240
—	(0.41)	—	(e)	11.04	2.78	1,326	1.14		1.14		1.62		162
—	(0.59)	—	(e)	11.09	(35.70)	2,076	1.14	(d)	1.14	(d)	4.93	(d)	197

$—	$(0.55)	$—		$12.79	7.46%	$34,376	0.62	%(d)	0.82	%(d)	2.02	%(d)	46%
—	(0.36)	—		12.41	(12.89)	35,837	0.82		0.93		2.62		170
—	(0.30)	—		14.69	34.99	37,737	0.98		1.01		1.51		240
—	(0.40)	—	(e)	11.12	2.86	42,812	1.04		1.04		1.73		162
—	(0.54)	—	(e)	11.15	(37.67)	54,566	1.08		1.08		2.38		197
(3.46)	(3.86)	—	(e)	18.80	(15.75)	123,209	1.07		1.07		1.97		159

$—	$(0.52)	$—		$13.40	7.28%	$9	0.87	%(d)	1.07	%(d)	1.77	%(d)	46%
—	(0.33)	—		12.97	(13.09)	9	1.07		1.18		2.25		170
—	(0.28)	—		15.33	34.57	11	1.23		1.26		1.53		240
—	(0.37)	—	(e)	11.60	2.73	8	1.29		1.29		1.58		162
—	(0.23)	—	(e)	11.62	(37.85)	7	1.33		1.33		2.16		197
(3.46)	(3.47)	—	(e)	19.08	(16.02)	11	1.32		1.32		1.13		159

(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	45

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ International Value:
Class A
12/31/2012+	$18.80	$0.12	$2.56	$2.68	$(0.10)
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)
6/30/2011	16.97	0.43	4.21	4.64	(0.41)
6/30/2010	15.19	0.30	1.77	2.07	(0.29)
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)
Class C
12/31/2012+	$18.65	$0.05	$2.54	$2.59	$— (f)
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)
6/30/2011	16.83	0.27	4.18	4.45	(0.26)
6/30/2010	15.09	0.16	1.76	1.92	(0.18)
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)
Class D
12/31/2012+	$18.78	$0.12	$2.56	$2.68	$(0.11)
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)
6/30/2011	16.95	0.43	4.21	4.64	(0.41)
6/30/2010	15.18	0.25	1.82	2.07	(0.30)
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)
Class R
12/31/2012+	$18.89	$0.10	$2.57	$2.67	$(0.09)
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)
6/30/2011	17.11	0.44	4.19	4.63	(0.39)
11/7/2009* - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)
Class P
12/31/2012+	$18.90	$0.15	$2.57	$2.72	$(0.16)
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)
6/30/2011	17.07	0.57	4.14	4.71	(0.47)
6/30/2010	15.32	0.37	1.77	2.14	(0.39)
7/7/2008* - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)
Institutional Class
12/31/2012+	$18.92	$0.16	$2.58	$2.74	$(0.19)
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)
6/30/2011	17.08	0.52	4.21	4.73	(0.48)
6/30/2010	15.32	0.38	1.77	2.15	(0.39)
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)
Administrative Class
12/31/2012+	$18.89	$0.14	$2.56	$2.70	$(0.17)
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)
6/30/2011	17.06	0.45	4.23	4.68	(0.42)
5/12/2010* - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.

46	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$(0.10)	$—		$21.38	14.22%	$775,416	1.23	%(d)	1.30	%(d)	1.19	%(d)	10%
—	(0.43)	—		18.80	(9.10)	686,507	1.23		1.31		2.42		38
—	(0.41)	—		21.20	27.48	837,409	1.21		1.31		2.12		48
—	(0.29)	—	(e)	16.97	13.53	652,504	1.35		1.35		1.64		35
(0.52)	(0.95)	—	(e)	15.19	(34.63)	500,695	1.45		1.45		2.47		59
(1.04)	(1.86)	—	(e)	24.81	0.29	798,257	1.44		1.44		3.96		23

$—	$— (f)	$—		$21.24	13.83%	$203,111	1.98	%(d)	2.05	%(d)	0.46	%(d)	10%
—	(0.29)	—		18.65	(9.76)	183,126	1.98		2.06		1.66		38
—	(0.26)	—		21.02	26.53	238,689	1.96		2.06		1.35		48
—	(0.18)	—	(e)	16.83	12.64	200,149	2.10		2.10		0.88		35
(0.52)	(0.85)	—	(e)	15.09	(35.10)	164,246	2.20		2.20		1.71		59
(1.04)	(1.61)	—	(e)	24.69	(0.44)	321,056	2.19		2.19		3.11		23

$—	$(0.11)	$—		$21.35	14.26%	$122,096	1.23	%(d)	1.30	%(d)	1.21	%(d)	10%
—	(0.44)	—		18.78	(9.14)	105,295	1.23		1.31		2.57		38
—	(0.41)	—		21.18	27.52	95,223	1.21		1.31		2.13		48
—	(0.30)	—	(e)	16.95	13.53	68,374	1.36		1.37		1.40		35
(0.52)	(0.95)	—	(e)	15.18	(34.63)	101,451	1.45		1.45		2.50		59
(1.04)	(1.91)	—	(e)	24.80	0.32	141,563	1.44		1.44		3.81		23

$—	$(0.09)	$—		$21.47	14.09%	$13,760	1.48	%(d)	1.56	%(d)	0.97	%(d)	10%
—	(0.44)	—		18.89	(9.30)	8,886	1.48		1.56		2.58		38
—	(0.39)	—		21.35	27.20	1,482	1.46		1.56		2.10		48
—	(0.22)	—	(e)	17.11	(3.22)	224	1.52	(d)	1.55	(d)	2.62	(d)	35

$—	$(0.16)	$—		$21.46	14.37%	$460,570	0.98	%(d)	1.05	%(d)	1.46	%(d)	10%
—	(0.49)	—		18.90	(8.85)	366,717	0.98		1.06		2.67		38
—	(0.47)	—		21.31	27.81	390,799	0.96		1.06		2.75		48
—	(0.39)	—	(e)	17.07	13.76	102,442	1.08		1.08		2.04		35
(0.52)	(0.99)	—	(e)	15.32	(31.77)	53,466	1.12	(d)	1.12	(d)	5.86	(d)	59

$—	$(0.19)	$—		$21.47	14.50%	$1,218,735	0.88	%(d)	0.96	%(d)	1.56	%(d)	10%
—	(0.51)	—		18.92	(8.78)	887,388	0.88		0.96		2.88		38
—	(0.48)	—		21.33	27.88	646,022	0.86		0.96		2.56		48
—	(0.39)	—	(e)	17.08	13.90	383,171	0.98		0.99		2.06		35
(0.52)	(1.00)	—	(e)	15.32	(34.37)	247,345	1.05		1.05		3.03		59
(1.04)	(2.00)	—	(e)	24.99	0.70	211,340	1.04		1.04		4.43		23

$—	$(0.17)	$—		$21.42	14.32%	$34,487	1.13	%(d)	1.21	%(d)	1.36	%(d)	10%
—	(0.49)	—		18.89	(8.98)	4,080	1.13		1.21		2.63		38
—	(0.42)	—		21.32	27.61	12	1.11		1.21		2.21		48
—	(0.19)	—	(e)	17.06	(6.79)	9	1.18	(d)	1.24	(d)	2.46	(d)	35

(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	47

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Technology:
Class A
12/31/2012+	$45.66	$(0.13)	$1.89	$1.76	$(2.77)
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—
6/30/2011	35.09	(0.61)	16.46	15.85	—
6/30/2010	28.95	(0.43)	6.57	6.14	—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
Class B
12/31/2012+	$41.84	$(0.27)	$1.72	$1.45	$(2.77)
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—
6/30/2011	32.65	(0.87)	15.25	14.38	—
6/30/2010	27.13	(0.65)	6.17	5.52	—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
Class C
12/31/2012+	$41.83	$(0.28)	$1.73	$1.45	$(2.77)
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—
6/30/2011	32.63	(0.89)	15.27	14.38	—
6/30/2010	27.12	(0.65)	6.16	5.51	—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
Class D
12/31/2012+	$45.16	$(0.13)	$1.87	$1.74	$(2.77)
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—
6/30/2011	34.71	(0.60)	16.27	15.67	—
6/30/2010	28.63	(0.44)	6.52	6.08	—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
Class P
12/31/2012+	$47.48	$(0.07)	$1.96	$1.89	$(2.77)
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—
6/30/2011	36.32	(0.51)	17.02	16.51	—
6/30/2010	29.89	(0.40)	6.83	6.43	—
7/7/2008* - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
Institutional Class
12/31/2012+	$47.68	$(0.04)	$1.96	$1.92	$(2.77)
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—
6/30/2011	36.39	(0.47)	17.09	16.62	—
6/30/2010	29.91	(0.33)	6.81	6.48	—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
Administrative Class
12/31/2012+	$46.77	$(0.10)	$1.93	$1.83	$(2.77)
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—
6/30/2011	35.88	(0.58)	16.83	16.25	—
6/30/2010	29.56	(0.41)	6.73	6.32	—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.

48	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$44.65		3.87%		$243,998	1.56	%(d)	(0.53	)%(d)	71%
—		45.66		(10.37)		258,603	1.58		(0.91)		176
—		50.94	(e)	45.17	(e)	358,971	1.60		(1.31)		171
—	(f)	35.09	(e)	21.17	(e)	265,428	1.65		(1.26)		199
—	(f)	28.95	(e)	(22.63	)(e)	297,181	1.66		(0.47)		251
0.01		42.11		(3.58)		436,692	1.65		(0.65)		269

$—		$40.52		3.49%		$3,644	2.31	%(d)	(1.27	)%(d)	71%
—		41.84		(11.04)		4,824	2.33		(1.66)		176
—		47.03	(e)	44.04	(e)	11,686	2.35		(2.07)		171
—	(f)	32.65	(e)	20.27	(e)	13,773	2.40		(2.02)		199
—	(f)	27.13	(e)	(23.19	)(e)	16,529	2.41		(1.23)		251
0.01		40.04		(4.32)		33,229	2.40		(1.42)		269

$—		$40.51		3.49%		$100,690	2.31	%(d)	(1.28	)%(d)	71%
—		41.83		(11.02)		108,200	2.33		(1.66)		176
—		47.01	(e)	44.07	(e)	140,676	2.35		(2.07)		171
—	(f)	32.63	(e)	20.28	(e)	106,113	2.40		(2.02)		199
—	(f)	27.12	(e)	(23.20	)(e)	99,134	2.41		(1.22)		251
0.01		40.02		(4.32)		155,023	2.40		(1.41)		269

$—		$44.13		3.87%		$139,677	1.56	%(d)	(0.54	)%(d)	71%
—		45.16		(10.36)		132,654	1.58		(0.92)		176
—		50.38	(e)	45.15	(e)	186,348	1.60		(1.32)		171
—	(f)	34.71	(e)	21.20	(e)	150,734	1.65		(1.27)		199
—	(f)	28.63	(e)	(22.64	)(e)	140,496	1.66		(0.46)		251
0.01		41.69		(3.59)		211,829	1.65		(0.66)		269

$—		$46.60		4.00%		$33,763	1.31	%(d)	(0.28	)%(d)	71%
—		47.48		(10.13)		36,159	1.33		(0.66)		176
—		52.83	(e)	45.46	(e)	59,233	1.35		(1.02)		171
—	(f)	36.32	(e)	21.48	(e)	16,111	1.38		(1.09)		199
—	(f)	29.89	(e)	(21.00	)(e)	2,409	1.30	(d)	0.05	(d)	251

$—		$46.83		4.05%		$375,736	1.21	%(d)	(0.18	)%(d)	71%
—		47.68		(10.05)		377,526	1.23		(0.56)		176
—		53.01	(e)	45.67	(e)	443,233	1.25		(0.97)		171
—	(f)	36.39	(e)	21.63	(e)	331,567	1.28		(0.92)		199
—	(f)	29.91	(e)	(22.32	)(e)	302,275	1.26		(0.07)		251
0.01		43.18		(3.20)		408,183	1.25		(0.25)		269

$—		$45.83		3.93%		$45,847	1.46	%(d)	(0.43	)%(d)	71%
—		46.77		(10.28)		48,897	1.48		(0.81)		176
—		52.13	(e)	45.29	(e)	71,805	1.50		(1.21)		171
—	(f)	35.88	(e)	21.34	(e)	40,594	1.54		(1.17)		199
—	(f)	29.56	(e)	(22.52	)(e)	30,526	1.51		(0.31)		251
0.01		42.83		(3.42)		36,377	1.50		(0.50)		269

(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	49

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Wellness:
Class A
12/31/2012+	$27.85	$(0.05)	$1.41	$1.36	$(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
Class B
12/31/2012+	$25.50	$(0.14)	$1.29	$1.15	$(2.19)
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—
Class C
12/31/2012+	$25.52	$(0.14)	$1.29	$1.15	$(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—
Class D
12/31/2012+	$27.84	$(0.05)	$1.41	$1.36	$(2.19)
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.

50	Allianz International/Sector Stock Funds Semiannual Report	12.31.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$—		$27.02	4.88%	$20,192	1.46	%(d)	1.46	%(d)	(0.31	)%(d)	49%
—		27.85	1.60	18,883	1.46		1.46		(0.58)		95
—		30.52	35.16	22,727	1.46		1.46		(0.52)		127
—		22.58	21.47	13,684	1.48		1.48		(0.57)		136
—	(e)	18.58	(16.08)	11,635	1.51		1.52		(0.44)		365
—	(e)	22.14	(7.05)	9,241	1.52		1.52		(0.81)		171

$—		$24.46	4.50%	$833	2.21	%(d)	2.21	%(d)	(1.07	)%(d)	49%
—		25.50	0.79	1,450	2.21		2.21		(1.37)		95
—		28.42	34.18	3,446	2.21		2.21		(1.33)		127
—		21.18	20.56	4,254	2.23		2.23		(1.35)		136
—	(e)	17.56	(16.74)	5,229	2.26		2.28		(1.19)		365
—	(e)	21.09	(7.74)	4,705	2.27		2.27		(1.56)		171

$—		$24.48	4.50%	$7,398	2.21	%(d)	2.21	%(d)	(1.07	)%(d)	49%
—		25.52	0.83	7,326	2.21		2.21		(1.34)		95
—		28.43	34.17	8,478	2.21		2.21		(1.30)		127
—		21.19	20.55	7,141	2.23		2.23		(1.34)		136
—	(e)	17.57	(16.73)	7,528	2.25		2.26		(1.19)		365
—	(e)	21.10	(7.74)	4,895	2.27		2.27		(1.56)		171

$—		$27.01	4.88%	$96,690	1.46	%(d)	1.46	%(d)	(0.32	)%(d)	49%
—		27.84	1.57	99,831	1.46		1.46		(0.59)		95
—		30.52	35.22	116,792	1.46		1.46		(0.55)		127
—		22.57	21.54	95,674	1.48		1.48		(0.58)		136
—	(e)	18.57	(16.12)	88,411	1.51		1.52		(0.45)		365
—	(e)	22.14	(7.05)	50,134	1.52		1.52		(0.81)		171

See accompanying Notes to Financial Statements	12.31.12	Allianz International/Sector Stock Funds Semiannual Report	51

Notes to Financial Statements

December 31, 2012 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of December 31, 2012 the Trust consisted of nineteen separate investment funds (each a “Fund” or collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AGI U.S.”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, Administrative and Institutional II, which is only offered by the AllianzGI Money Market Fund and available to limited purchasers. Effective November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to seven of the Funds offered by the Trust.

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Technology and AllianzGI Wellness is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ International Value is to seek long-term growth of capital and income.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

52	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3—valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at December 31, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Brazil	$17,034,519	—	—	$17,034,519
India	1,168,456	$5,232,061	—	6,400,517
Korea (Republic of)	987,268	27,856,992	—	28,844,260
Malaysia	749,276	2,498,252	—	3,247,528
Mexico	8,279,705	—	—	8,279,705
Russian Federation	10,273,855	—	$1,235,992	11,509,847
South Africa	1,094,926	9,548,045	—	10,642,971
All Other	—	73,990,924	—	73,990,924
Preferred Stock:
Brazil	884,269	—	—	884,269
Russian Federation	—	—	1,088,230	1,088,230
Warrants	13,364	—	—	13,364
Repurchase Agreements	—	3,566,000	—	3,566,000
Totals	$40,485,638	$122,692,274	$2,324,222	$165,502,134

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	53

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

AllianzGI Global Commodity Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Australia	—	$520,287	—	$520,287
Austria	—	840,762	—	840,762
China	—	1,022,951	—	1,022,951
France	—	1,708,116	—	1,708,116
Germany	—	556,958	—	556,958
Israel	—	209,502	—	209,502
Japan	—	1,468,267	—	1,468,267
Norway	—	799,385	—	799,385
Singapore	—	867,328	—	867,328
Switzerland	$373,270	1,003,272	—	1,376,542
United Kingdom	419,703	2,207,421	—	2,627,124
All Other	30,943,484	—	—	30,943,484
Totals	$31,736,457	$11,204,249	—	$42,940,706

AllianzGI Global Small-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Austria	—	$567,017	—	$567,017
China	$322,478	1,418,330	—	1,740,808
Denmark	751,735	334,102	—	1,085,837
Finland	484,615	176,165	—	660,780
Germany	—	3,433,544	—	3,433,544
Hong Kong	188,799	857,561	—	1,046,360
Indonesia	—	783,887	—	783,887
Ireland	1,093,709	88,273	—	1,181,982
Italy	—	964,485	—	964,485
Japan	—	7,977,373	—	7,977,373
Korea (Republic of)	—	719,372	—	719,372
Malaysia	—	208,041	—	208,041
Netherlands	—	816,669	—	816,669
Norway	—	1,210,771	—	1,210,771
Philippines	—	598,796	—	598,796
Spain	—	361,924	—	361,924
Sweden	374,749	1,760,371	—	2,135,120
Switzerland	1,011,761	701,752	—	1,713,513
Thailand	—	—	$305,726	305,726
United Kingdom	185,430	3,410,484	—	3,595,914
All Other	40,111,257	—	—	40,111,257
Repurchase Agreements	—	1,032,000	—	1,032,000
Total Investments in Securities – Assets	$44,524,533	$27,420,917	$305,726	$72,251,176
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(195)	—	$(195)
Totals	$44,524,533	$27,420,722	$305,726	$72,250,981

54	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

AllianzGI International Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Japan	$336,875	$20,871,719	—	$21,208,594
Switzerland	161,515	4,965,660	—	5,127,175
All Other	—	36,283,857	—	36,283,857
Repurchase Agreements	—	786,000	—	786,000
Totals	$498,390	$62,907,236	—	$63,405,626

AllianzGI NFJ International Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
China	$32,028,416	$59,879,135	—	$91,907,551
Denmark	—	55,967,166	—	55,967,166
France	35,745,645	85,938,566	—	121,684,211
Germany	—	117,231,989	—	117,231,989
Hong Kong	—	24,595,692	—	24,595,692
Israel	61,726,754	25,259,601	—	86,986,355
Japan	185,123,656	287,871,514	—	472,995,170
Netherlands	—	52,223,026	—	52,223,026
Norway	53,432,856	32,399,724	—	85,832,580
Singapore	58,801,500	30,195,483	—	88,996,983
United Kingdom	355,354,012	133,796,956	—	489,150,968
All Other	1,036,208,192	—	—	1,036,208,192
Repurchase Agreements	—	62,389,000	—	62,389,000
Totals	$1,818,421,031	$967,747,852	—	$2,786,168,883

AllianzGI Technology:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Chemicals	$20,956,456	$6,578	—	$20,963,034
Computers & Peripherals	92,596,686	6,632,927	—	99,229,613
Electronic Equipment, Instruments & Components	225,747	10,124,428	—	10,350,175
Household Durables	1,764,036	4,178,788	—	5,942,824
Internet Software & Services	165,842,021	3,493	—	165,845,514
IT Services	83,770,731	23,002	—	83,793,733
Semiconductors & Semiconductor Equipment	54,568,792	56,493,591	—	111,062,383
All Other	414,879,902	—	—	414,879,902
Exchange-Traded Funds	5,869	—	—	5,869
Repurchase Agreements	—	22,378,000	—	22,378,000
Options Purchased:
Market Price	720,000	—	—	720,000
	$835,330,240	$99,840,807	—	$935,171,047

Investment in Securities – Liabilities
Options Written, at value:
Market Price	$(5,145,846)	—	—	$(5,145,846)
Securities Sold Short, at value:
Common Stock:
Electrical Equipment	—	$(58,399)	—	(58,399)
Internet Software & Services	—	(5,035,251)	—	(5,035,251)
All Other	(18,566,823)	—	—	(18,566,823)
Totals	$811,617,571	$94,747,157	—	$906,364,728

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	55

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

AllianzGI Wellness:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/12

Investments in Securities – Assets
Common Stock:
Biotechnology	$6,011,326	$965,630	—	$6,976,956
Health Care Equipment & Supplies	16,111,420	1,513,867	—	17,625,287
Health Care Providers & Services	17,600,865	3,269,666	—	20,870,531
Pharmaceuticals	24,665,155	16,968,355	—	41,633,510
Specialty Retail	2,847,064	1,461,869	—	4,308,933
Textiles, Apparel & Luxury Goods	1,768,155	1,568,108	—	3,336,263
All Other	25,745,524	—	—	25,745,524
Warrants:
Biotechnology	—	—	$15,443	15,443
Pharmaceuticals	—	—	407,087	407,087
Repurchase Agreements	—	4,961,000	—	4,961,000
Totals	$94,749,509	$30,708,495	$422,530	$125,880,534

At December 31, 2012, security valued at $1,844,202 was transferred from Level 2 to Level 1 in AllianzGI Emerging Markets Opportunities. This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at June 30, 2012, which was not available on December 31, 2012.

At December 31, 2012, security valued at $326,345 was transferred from Level 1 to Level 2 in AllianzGI Global Small-Cap . This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at June 30, 2012, which became available on December 31, 2012.

At December 31, 2012, securities valued at $2,675,699 were transferred from Level 2 to Level 1 in AllianzGI Global Small-Cap. This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at June 30, 2012, which was not available on December 31, 2012.

At December 31, 2012, no other Funds had transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2012, was as follows:

AllianzGI Emerging Markets Opportunities:

	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/12

Investments in Securities – Assets
Common Stock:
Russian Federation	$849,319	$898,411	$(460,897)	—	$37,416	$(88,257)	—	—	$1,235,992
Preferred Stock:
Russian Federation	1,886,721	—	(961,523)	—	(11,870)	174,902	—	—	1,088,230
Totals	$2,736,040	$898,411	$(1,422,420)	—	$25,546	$86,645	—	—	$2,324,222

AllianzGI Global Small-Cap:

	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/12

Investments in Securities – Assets
Common Stock:
Thailand	—	$320,223	$(30,693)	—	$649	$15,547	—	—	$305,726

56	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

AllianzGI Wellness:

	Beginning Balance 6/30/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/12

Investments in Securities – Assets
Warrants:
Biotechnology	$8,700	—	—	—	—	$6,743	—	—	$15,443
Pharmaceuticals	175,651	—	—	—	—	231,436	—	—	407,087
Totals	$184,351	—	—	—	—	$238,179	—	—	$422,530

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2012:

AllianzGI Emerging Markets Opportunities:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Common Stock	$1,235,992	Value of Foreign Security Traded on Foreign Markets	Value of Foreign Security on Local Market	$0.06424-$3.04
Preferred Stock	1,088,230	Value of Foreign Security Traded on Foreign Markets	Value of Foreign Security on Local Market	$0.65
Total Investments	$2,324,222

AllianzGI Global Small-Cap:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Common Stock	$305,726	Value of Foreign Security Traded on Foreign Markets	Value of Foreign Security on a Local Market	THB 19.09

THB –	Thai Baht

AllianzGI Wellness:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Warrants	$422,530	Portfolio Manager Recommendation	Price of Warrant	$0.0355-$2.252

*	Other financial instruments are forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments, which AllianzGI Emerging Markets Opportunities, AllianzGI Global Small-Cap and AllianzGI Wellness held at December 31, 2012, was $31,062, $15,547 and $238,179, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at December 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	57

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except with respect to AllianzGI NFJ International Value Fund), are declared and distributed to shareholders annually. Dividends from net investment income, if any, for AllianzGI NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include distribution, servicing and administration fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the six months ended December 31, 2012 foreign taxes withheld were: AllianzGI Emerging Markets Opportunities—$210,823, AllianzGI Global Commodity Equity—$28,009, AllianzGI Global Small-Cap—$9,216, AllianzGI International Managed Volatility—$49,142, AllianzGI NFJ International Value—$2,611,543, AllianzGI Technology—$40,389 and AllianzGI Wellness—$9,040.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the

58	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	59

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2012:

AllianzGI Global Small-Cap:

Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(195)

AllianzGI Technology:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$720,000
Liability derivatives:
Options written, at value	$(5,145,846)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2012:

AllianzGI Emerging Markets Opportunities:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$160

AllianzGI Global Commodity Equity:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1,185)

AllianzGI Global Small-Cap:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(362)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(195)

AllianzGI International Managed Volatility:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$41

AllianzGI Technology:

Location	Market Price
Net realized loss on:
Investments (options purchased)	$(10,222,101)
Options written	(616,631)
Total net realized loss	$(10,838,732)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$3,295,626
Options written	(311,300)
Total net change in unrealized appreciation/depreciation	$2,984,326

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended December 31, 2012:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts Sold(2)

AllianzGI Global Small Cap	—	—	$3,088
AllianzGI Technology	20,503	98,638	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.   AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.   AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

60	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A, B, C, D, and R(1)			Class P(1)			Institutional Class(1)			Administrative Class(1)

	Investment Advisory Fee	Effective Advisory Fee	Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI Emerging Markets Opportunities	0.90%	0.90%	0.50%	0.50%		0.50%	0.50%		0.40%	0.40%		N/A	N/A
AllianzGI Global Commodity Equity	0.70	0.70	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
AllianzGI Global Small-Cap	0.90	0.90	0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A
AllianzGI International Managed Volatility	0.40	0.40	0.50	0.30	(2)	0.50	0.30	(2)	0.40	0.20	(2)	0.40	0.20	(2)
AllianzGI NFJ International Value	0.60	0.60	0.44	0.37	(3)	0.44	0.37	(3)	0.34	0.27	(3)	0.34	0.27	(3)
AllianzGI Technology	0.90	0.90	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30
AllianzGI Wellness	0.80	0.80	0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A

(1)	Administration Fees for all share classes of AllianzGI Emerging Markets Opportunities, AllianzGI International Managed Volatility and AllianzGI NFJ International Value shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $250 million, an additional 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for each class of AllianzGI Global Commodity Equity and AllianzGI Global Small-Cap shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $500 million, an additional 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion. Administration Fees for all share classes of AllianzGI Technology and AllianzGI Wellness Funds shall be reduced according to the following schedule: 0.025% per annum on net assets in excess of $1 billion, an additional 0.025% per annum on net assets in excess of $2.5 billion, an additional 0.025% per annum on net assets in excess of $5 billion and an additional 0.025% per annum on net assets in excess of $7.5 billion.
(2)	Effective November 1, 2012, the Administrator has contractually agreed to observe through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.20%.
(3)	Effective November 1, 2011 through October 31, 2012, the Administrator had agreed to a voluntarily 0.075% waiver of its Administration Fees paid by all share classes based on the Fund’s average daily net assets. Effective November 1, 2012, the Administrator has contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees, which reduces contractual fee rate by 0.05%. Effective November 1, 2012, the Administrator has voluntarily agreed to observe an additional waiver of a portion of its Administration Fees, which reduces the contractual fee rate by an additional 0.025%; this additional waiver may be revoked at any time by the Administrator in its discretion without prior notice.

The Investment Adviser has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Adviser in return for its services.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of December 31, 2012.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	61

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2012, the Distributor received $24,740, representing commissions (sales charges) and CDSC.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2012, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$76,120,497	$111,241,783
AllianzGI Global Commodity Equity	27,228,345	26,789,411
AllianzGI Global Small-Cap	40,786,721	49,892,141
AllianzGI International Managed Volatility	29,206,295	36,166,906
AllianzGI NFJ International Value	510,452,495	243,443,150
AllianzGI Technology*	644,870,328	649,510,033
AllianzGI Wellness	60,644,025	66,778,693

*	Securities sold short of $72,335,685; covers on securities sold short of $154,036,790.

(a) Transactions in options written for the six months ended December 31, 2012:

	AllianzGI Technology
	Contracts	Premiums
Options outstanding, June 30, 2012	125,177	$26,160,819
Options written	7,633	8,814,837
Options terminated in closing transactions	(19,402)	(13,518,022)
Options expired	(31,478)	(5,477,715)
Options outstanding, December 31, 2012	81,930	$15,979,919

(b) Forward foreign currency contracts outstanding at December 31, 2012:

	AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2012	Unrealized Depreciation
Sold:
91,166,803 Indonesian Rupiah settling 1/3/13	State Street Bank and Trust Co.	$9,265	$9,460	$(195)

62	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

6.	INCOME TAX INFORMATION

At December 31, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$135,328,951	$31,350,736	$(1,177,553)	$30,173,183
AllianzGI Global Commodity Equity	39,678,810	3,735,818	(473,922)	3,261,896
AllianzGI Global Small-Cap	59,887,390	13,808,747	(1,444,961)	12,363,786
AllianzGI International Managed Volatility	59,937,365	4,706,934	(1,238,673)	3,468,261
AllianzGI NFJ International Value	2,503,009,766	381,656,283	(98,497,166)	283,159,117
AllianzGI Technology	770,395,882	171,789,866	(7,014,701)	164,775,165
AllianzGI Wellness	110,205,906	16,512,018	(1,837,390)	14,674,628

(1)	Differences, if any, between book and tax cost basis may be attributable to wash sale loss deferrals.

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	63

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Global Commodity Equity
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold:
Class A	211,193	$5,333,670	222,374	$5,378,369	99,823	$1,571,715	82,007	$1,272,491
Class C	15,249	361,748	52,139	1,224,679	5,147	76,048	38,247	598,629
Class D	47,221	1,165,564	260,830	6,399,041	6,280	97,166	38,644	619,680
Class R	—	—	—	—	—	—	—	—
Class P	14,374	350,910	56,107	1,357,952	1,750	26,974	21,327	341,195
Institutional Class	238,201	5,822,288	605,193	14,497,157	289,657	4,620,681	684,010	10,805,232
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	16,053	414,822	4,548	100,279	1,270	20,470	—	—
Class C	4,114	103,668	— *	5	— *	3	—	—
Class D	9,868	258,830	1,564	35,000	292	4,710	—	—
Class R	—	—	—	—	—	—	—	—
Class P	837	21,295	609	13,208	67	1,100	—	—
Institutional Class	37,971	984,956	25,557	564,803	9,411	154,250	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reorganization:
Class A	—	—	890,582	19,968,623	—	—	—	—
Class C	—	—	611,535	13,349,200	—	—	—	—
Class D	—	—	711,063	16,185,642	—	—	—	—
Class P	—	—	99,503	2,198,346	—	—	—	—
Institutional Class	—	—	1,383,375	31,137,428	—	—	—	—

Cost of shares redeemed:
Class A	(332,699)	(8,019,231)	(599,888)	(14,180,780)	(118,383)	(1,835,641)	(303,594)	(4,844,695)
Class C	(180,679)	(4,218,943)	(338,243)	(7,996,219)	(80,256)	(1,181,067)	(244,347)	(3,657,029)
Class D	(249,739)	(6,129,248)	(392,570)	(10,158,535)	(48,457)	(758,771)	(135,878)	(2,198,892)
Class R	—	—	—	—	—	—	—	—
Class P	(49,562)	(1,167,855)	(37,456)	(873,167)	(11,370)	(178,487)	(30,036)	(466,093)
Institutional Class	(1,279,795)	(29,411,278)	(955,297)	(22,600,669)	(216,971)	(3,448,564)	(600,913)	(9,563,514)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,497,393)	$(34,128,804)	2,601,525	$56,600,362	(61,740)	$(829,413)	(450,533)	$(7,092,996)

*	Actual amount rounds to less than 1 share.

64	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

	AllianzGI Global Small-Cap
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount

Shares Sold:
Class A	59,800	$1,742,120	309,881	$8,526,039
Class B	414	11,091	2,529	59,913
Class C	20,777	566,541	41,803	1,065,940
Class D	36,861	1,073,251	343,303	9,081,148
Class P	6,136	186,450	33,132	928,976
Institutional Class	40,279	1,230,270	72,260	2,065,606
Administrative Class	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—

Cost of shares redeemed:
Class A	(101,715)	(2,965,833)	(417,098)	(10,927,849)
Class B	(51,422)	(1,384,826)	(175,491)	(4,304,838)
Class C	(67,838)	(1,814,816)	(138,973)	(3,405,299)
Class D	(213,439)	(6,153,891)	(353,341)	(9,291,619)
Class P	(10,159)	(308,028)	(37,715)	(1,019,835)
Institutional Class	(45,070)	(1,373,241)	(104,608)	(2,831,623)
Administrative Class	—	—	—	—
Net decrease resulting from Fund share transactions	(325,376)	$(9,190,912)	(424,318)	$(10,053,441)

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	65

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

	AllianzGI International Managed Volatility				AllianzGI NFJ International Value
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold:
Class A	183,966	$2,396,782	205,981	$2,549,510	6,565,514	$131,876,742	11,926,479	$227,393,813
Class C	13,453	173,700	32,692	387,702	897,866	17,801,806	1,415,546	26,893,690
Class D	2,336	29,945	14,344	171,457	1,056,950	21,130,169	3,192,474	60,805,994
Class R	382	4,893	1,246	15,484	266,115	5,381,551	433,068	8,300,856
Class P	4,601	58,299	17,076	205,364	4,890,314	100,345,291	9,074,909	170,556,940
Institutional Class	317,914	4,128,146	1,201,741	14,851,256	14,662,738	299,455,956	24,371,285	465,964,912
Administrative Class	—	—	—	—	1,454,857	27,691,410	231,769	4,240,537

Issued in reinvestment of dividends and distributions:
Class A	35,013	453,419	30,801	357,604	168,535	3,565,339	822,555	14,722,076
Class C	23,543	303,705	16,843	194,707	7	144	121,800	2,149,499
Class D	2,599	33,555	1,758	20,386	28,720	606,622	117,371	2,114,053
Class R	260	3,317	156	1,783	2,713	57,759	7,546	137,766
Class P	766	9,822	903	10,384	37,692	801,719	103,387	1,877,808
Institutional Class	109,664	1,411,382	71,982	830,677	463,297	9,863,543	967,983	17,551,322
Administrative Class	26	345	19	232	12,670	269,577	5,209	93,749

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(304,585)	(3,987,769)	(654,903)	(8,229,450)	(6,980,585)	(140,342,113)	(15,747,400)	(296,998,818)
Class C	(136,827)	(1,763,175)	(499,382)	(6,174,470)	(1,150,805)	(22,898,623)	(3,075,359)	(57,699,590)
Class D	(6,118)	(78,594)	(53,581)	(648,124)	(974,539)	(19,641,712)	(2,199,771)	(41,176,499)
Class R	(39)	(511)	(467)	(5,669)	(98,314)	(2,028,376)	(39,651)	(759,597)
Class P	(12,170)	(158,096)	(61,802)	(763,594)	(2,869,090)	(58,388,569)	(8,116,008)	(152,543,102)
Institutional Class	(627,058)	(8,191,383)	(955,849)	(11,797,233)	(5,252,002)	(105,671,937)	(8,718,368)	(168,577,310)
Administrative Class	—	—	(60)	(780)	(73,718)	(1,495,770)	(21,521)	(408,017)
Net increase (decrease) resulting from Fund share transactions	(392,274)	$(5,172,218)	(630,502)	$(8,022,774)	13,108,935	$268,380,528	14,873,303	$284,640,082

66	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

	AllianzGI Technology				AllianzGI Wellness
	Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012		Six Months ended December 31, 2012 (Unaudited)		Year ended June 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold:
Class A	417,656	$19,590,689	1,205,216	$55,611,914	125,083	$3,625,527	217,977	$5,869,797
Class B	165	6,708	1,845	83,699	1,407	35,924	8,849	217,951
Class C	48,558	2,032,914	119,237	5,159,638	28,290	725,045	43,063	1,058,678
Class D	525,574	23,475,931	527,228	24,160,715	61,068	1,752,669	488,284	14,059,574
Class P	69,437	3,396,907	762,016	36,632,037	—	—	—	—
Institutional Class	773,088	37,564,589	2,146,121	103,006,177	—	—	—	—
Administrative Class	43,121	2,083,790	330,127	15,752,162	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	290,124	12,896,000	—	—	52,672	1,423,732	63,776	1,528,716
Class B	5,613	226,556	—	—	2,312	56,587	9,212	203,029
Class C	141,949	5,726,212	—	—	20,033	490,601	26,390	581,889
Class D	165,651	7,277,057	—	—	268,178	7,246,175	383,973	9,199,981
Class P	39,533	1,833,555	—	—	—	—	—	—
Institutional Class	441,929	20,602,736	—	—	—	—	—	—
Administrative Class	59,526	2,715,561	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(906,964)	(42,457,711)	(2,588,593)	(119,047,363)	(108,610)	(3,082,178)	(348,196)	(9,374,627)
Class B	(31,156)	(1,335,265)	(135,022)	(5,722,317)	(26,517)	(699,141)	(82,478)	(2,046,006)
Class C	(291,590)	(12,411,532)	(524,594)	(22,189,500)	(33,146)	(853,778)	(80,579)	(1,991,728)
Class D	(463,608)	(21,324,026)	(1,288,486)	(57,376,700)	(335,828)	(9,576,070)	(1,113,426)	(29,518,147)
Class P	(146,068)	(7,034,398)	(1,121,564)	(51,520,858)	—	—	—	—
Institutional Class	(1,110,710)	(54,063,300)	(2,589,744)	(122,460,803)	—	—	—	—
Administrative Class	(147,711)	(7,018,925)	(662,072)	(30,136,797)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(75,883)	$(6,215,952)	(3,818,285)	$(168,047,996)	54,942	$1,145,093	(383,155)	$(10,210,893)

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	67

Notes to Financial Statements  (Cont.)

December 31, 2012 (unaudited)

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the six months ended December 31, 2012:

AllianzGI Global Small-Cap

	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG	$—	$309,367	$4,192	$217	$304,945	$—	$(447)
Aveva Group PLC	289,911	31,791	19,168	201,088	419,141	—	7,619
Bechtle AG	230,056	20,567	13,913	40,965	260,040	—	1,277
China Everbright International Ltd.	580,054	102,622	305,311	151,981	434,517	2,713	87,261
Elekta AB	346,510	27,493	105,551	207,626	374,749	4,589	52,669
Interroll Holding AG	529,450	50,197	32,216	75,814	574,872	—	(516)
Pfeiffer Vacuum Technology AG	483,807	45,978	27,713	36,474	594,200	—	(5,414)
Rotork PLC	618,258	65,447	300,444	272,000	574,766	4,961	78,958
SimCorp A/S	359,438	39,833	21,423	64,142	479,677	—	(1,919)
Totals	$3,437,484	$693,295	$829,931	$1,050,307	$4,016,907	$12,263	$219,488

AllianzGI Technology

	Market Value 6/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Realized Loss
Aixtron SE N.A.	$14,331	$—	$—	$(17,516)	$11,925	—	$—
Yelp, Inc.	—	13,649,164	11,506,343	35,961	1,803,097	—	(375,685)
Totals	$14,331	$13,649,164	$11,506,343	$18,445	$1,815,022	—	$(375,685)

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at December 31, 2012. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI Global Small-Cap:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	6.45%	$304,945	0.42%
Aveva Group PLC	6.51%	419,141	0.58%
Bechtle AG	5.04%	260,040	0.36%
China Everbright International Ltd.	6.50%	434,517	0.60%
Elekta AB	6.18%	374,749	0.52%
Interroll Holding AG	7.66%	574,872	0.80%
Pfeiffer Vacuum Technology AG	7.22%	594,200	0.82%
Rotork PLC	5.34%	574,766	0.80%
SimCorp A/S	11.88%	479,677	0.66%
Totals		$4,016,907	5.56%

AllianzGI Technology:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aixtron SE N.A.	6.72%	$11,925	0.00%
Yelp, Inc.	6.02%	1,803,097	0.19%
Totals		$1,815,022	0.19%

68	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

9.	FUND EVENTS

(a) Portfolio Manager Change

On August 29, 2012, AllianzGI Global Small-Cap changed the portfolio management team of the U.S. portion from a team based in San Francisco to a team based in San Diego.

(b) Sub-Adviser Name Change

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”).

10.	SUBSEQUENT EVENTS

Effective January 28, 2013, the Funds’ names changed as set forth below:

Current Fund Name	New Fund Name
Allianz AGIC Emerging Markets Opportunities Fund	AllianzGI Emerging Markets Opportunities Fund
Allianz RCM Global Commodity Equity Fund	AllianzGI Global Commodity Equity Fund
Allianz RCM Global Small-Cap Fund	AllianzGI Global Small-Cap Fund
Allianz AGIC International Managed Volatility Fund	AllianzGI International Managed Volatility Fund
Allianz NFJ International Value Fund	AllianzGI NFJ International Value Fund
Allianz RCM Technology Fund	AllianzGI Technology Fund
Allianz RCM Wellness Fund	AllianzGI Wellness Fund

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	69

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements

December 31, 2012 (unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Allianz Global Investors U.S. LLC (prior to December 31, 2012, named Allianz Global Investors Capital LLC) (“AGI U.S.”), NFJ Investment Group LLC (“NFJ”) and RCM Capital Management LLC (“RCM”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in October, 2012, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2013.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the approval meetings noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services; Fund Performance

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements. The Trustees also received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of the Adviser and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of the Adviser on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including the Adviser’s assessment of those programs. The Trustees considered the investments made by the Sub-Advisers to upgrade their technology resources, including hardware and software programs, during the past year.

70	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers and had proposed certain other advisory fee changes, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of mutual funds in a peer group selected for that Fund by Lipper and comprised of funds of similar investment style, share class characteristics, and assets. Unless otherwise noted, comparisons were made based on Class A shares and Institutional Class shares. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2012, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

The Trustees noted that a number of Funds recently had undergone investment strategy and/or portfolio manager changes, including AllianzGI U.S. Managed Volatility Fund, AllianzGI International Managed Volatility Fund, AllianzGI Focused Growth Fund (formerly known as AGIC Growth Fund), AllianzGI Global Commodity Equity Fund, AllianzGI Large Cap Growth Fund and AllianzGI Global Small Cap Fund. The Trustees also noted that AGIC Mid-Cap Growth Fund, NFJ Mid-Cap Value Fund, RCM Disciplined International Equity Fund, AGIC Global Fund and the former RCM Focused Growth Fund had been liquidated during the course of the past year.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGI U.S. (AGI U.S. Funds).  The Trustees reviewed comparative information showing performance of the AllianzGI Emerging Markets Opportunities Fund against its performance universe. AllianzGI

International Managed Volatility Fund changed its investment strategy within the past year and no comparative performance information was provided for the current strategy. For the AllianzGI Emerging Markets Opportunities Fund, performance for Class A and Institutional Class shares was below median (in the fourth quintile) for the one-year period, above median (in the second quintile) for the three-year period and below median (fourth quintile) for the five-year period.

Fund Sub-Advised by NFJ (NFJ Fund).  The Trustees reviewed comparative information showing performance of the AllianzGI NFJ International Value Fund against its respective performance universe. For the AllianzGI NFJ International Value Fund, performance for Class A and Institutional Class shares was above median (in the first quintile) for the one-, three- and five-year periods.

Funds Sub-Advised by RCM (RCM Funds).  The Trustees reviewed comparative information showing performance of the AllianzGI Global Commodity Equity, AllianzGI Global Small-Cap, AllianzGI Technology and AllianzGI Wellness Funds against their respective performance universes. For the AllianzGI Global Commodity Equity Fund, performance was above median (in the second quintile) for the one- and three-year periods and below median (in the fourth quintile for Class A shares and the third quintile for Institutional Class shares) for the five-year period. For the AllianzGI Global Small-Cap Fund, performance for Class A and Institutional Class shares was above median (in the first quintile) for the one- and three-year periods, below median for the five-year period and above median for the ten-year period (at median, in the case of Institutional Class shares). For the AllianzGI Technology Fund, performance for Class A and Institutional Class shares was below median (in the fourth quintile) for the one-year period and at median for the three-, five- and ten-year periods. For the AllianzGI Wellness Fund, performance for Class A shares was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-year period); the Fund does not issue Institutional Class shares.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee waivers along with the proposed reduction of the advisory fee for a certain Fund as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the Agreements and the Adviser’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to the Adviser and the sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to the fees and expenses of funds in their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including versus their peer groups as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including as compared to those funds in their peer groups as provided by Lipper; and (vii) current Fund asset levels as compared to prior years.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	71

Matters Relating to the Trustees’ Consideration of the Investment and Portfolio Management Agreements  (Cont.)

December 31, 2012 (unaudited)

investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2012, four Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement as well as under certain advisory fee arrangements described below. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, that the results of the study had factored into the Trustees’ analysis of the Funds’ fees and expenses and had resulted in changes in 2010 to the administration fee schedules for many of the Funds, and that AGIFM had updated the breakpoint study in 2012. The Trustees noted the Adviser’s continued voluntary waiver of a portion of its administrative fee for the AllianzGI NFJ International Value Fund and a portion of its administrative fee for the AllianzGI International Managed Volatility Fund.

The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended June 30, 2012. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

AGI U.S. Funds.  For the AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility Funds, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

NFJ Fund.  For the AllianzGI NFJ International Value Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups.

RCM Funds.  For the AllianzGI Global Commodity Equity Fund, advisory fees were above median (in the fourth quintile) for both the retail and institutional expense groups and total expense ratios were below median for both the retail and institutional expense groups. For the AllianzGI Global

Small-Cap Fund, advisory fees were at median for both the retail and institutional expense groups and total expense ratios were above median for both the retail and institutional expense groups (in the fourth quintile for the retail expense group and the third quintile for the institutional expense group). For the AllianzGI Technology Fund, advisory fees and total expense ratios were above median (in the fifth quintile) for the retail and institutional expense groups. For the AllianzGI Wellness Fund (which does not have Institutional Class shares), advisory fees and total expense ratios were above median (in the third quintile) for the retail expense group.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). The Trustees also noted the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided and should be continued.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the Adviser’s fiscal year ended December 31, 2011. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and the Adviser’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the

72	Allianz International/Sector Stock Funds Semiannual Report	12.31.12

Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ ability to use a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context noted the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that the Adviser had reported that as of June 30, 2012, four Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and the Adviser at the present time.

Conclusion

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.12	Allianz International/Sector Stock Funds Semiannual Report	73

Allianz International/Sector Stock Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Youse E. Guia

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Institutional II Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $401 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

*as of 12/31/12

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D, & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ015SA_123112

AGI-2013-01-02-5428

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment company.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Brian S. Shlissel
President

Date: March 5, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President

Date: March 5, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: March 5, 2013